                                                               November 30, 2002

NORTHERN INSTITUTIONAL FUNDS
EQUITY PORTFOLIOS


                             [Picture Appears Here]

Annual Report



TRUST NORTHERN for investment solutions  [Logo of Northern Institutional Funds]

                                                       Managed by
                            [Logo of Northern Trust]   Northern Trust
         a MESSAGE from
       ============================
                 Orie L. Dudley Jr.
                                          [PHOTO]



                                          Orie L. Dudley Jr.
       ----
              CHIEF INVESTMENT OFFICER

--------------------------------------------------------------------------------


Continued weakness in corporate earnings and the ongoing sluggishness in the global economy took a toll on stock prices during the past year.

Coming into 2002, the consensus expectation among investors was that the strength displayed by the U.S. economy during the fourth quarter of 2001 signaled that a robust recovery was in the offing. It was thought that a healthier economy, in turn, would provide a lift to corporate profits. But as the year progressed, it became increasingly evident that neither the economy nor earnings would stage a vigorous rebound. Coming at a time when the market was trading well above its historical valuation levels, this disappointing outcome sparked a sharp sell-off in stock prices during the summer months. Adding to the malaise was the series of accounting scandals at U.S. corporations and ongoing concerns about geopolitical instability. As a result of this confluence of negative factors, the U.S. stock market will likely finish with a loss for the third consecutive year. This will mark the first time it has done so since 1939-1941.

Despite the accomodative stance of the Federal Reserve, there are few signs that the U.S. economy will regain the strength it displayed in the late 1990s. Consumer confidence and spending are weak, and it is unlikely that we will witness a recovery until the employment picture begins to improve. In addition, business spending -- although recovering -- remains anemic.

On the positive side, the latter half of 2002 has brought a modest recovery in corporate profits. Third quarter earnings generally met or exceeded expectations. While driven largely by cost-cutting -- not revenue growth -- these results were nonetheless encouraging. Although this development helped spark an autumn rally in the stock market, earnings -- particularly in the technology, media, and telecommunications sectors -- remain far below the levels of just three years ago.

Looking ahead, the markets offer investors a combination of both high risks and potentially great rewards. On one hand, it remains to be seen whether the modest growth displayed by the U.S. economy during the past year will continue, or whether we are destined for a "double dip" recession. Investors also remain on edge regarding a potential U.S. military action in Iraq and its impact on oil prices. On the other hand, however, interest rates are exceptionally low and the new Republican Congress is likely to enact aggressive policies designed to encourage investment. But the most important factor may be that the mood among investors remains anxious and despondent following a three-year bear market in equities. Given that expectations have been reduced significantly, the potential for events to unfold in a manner more favorable than anticipated has increased. This represents a potential positive for equities in the year ahead.

Down markets often provide excellent opportunities. In fact, it is often in the first few months after a bear market ends that the most money is made. Consider that the S&P 500 took only six months to rise 40% from its 1974 low, and only three months to advance 40% in 1982. Although the months ahead will likely bring additional volatility in the stock market, the risk-reward tradeoff is becoming increasingly favorable. Investors who maintain an eye toward risk management, but who position their portfolios to take advantage of these opportunities as they arise, will likely be rewarded in the year ahead.

Sincerely,

/s/ Orie L. Dudley Jr.
Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

               ----------------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS




                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                    2 PORTFOLIO MANAGEMENT COMMENTARY

                   12 STATEMENTS OF ASSETS AND LIABILITIES

                   14 STATEMENTS OF OPERATIONS

                   16 STATEMENTS OF CHANGES IN NET ASSETS

                   18 FINANCIAL HIGHLIGHTS

                      SCHEDULES OF INVESTMENTS

                      31  INTERNATIONAL GROWTH PORTFOLIO

                      34  INTERNATIONAL EQUITY INDEX PORTFOLIO

                      48  SMALL COMPANY GROWTH PORTFOLIO

                      50  SMALL COMPANY INDEX PORTFOLIO

                      76  MID CAP GROWTH PORTFOLIO

                      78  FOCUSED GROWTH PORTFOLIO

                      80  DIVERSIFIED GROWTH PORTFOLIO

                      83  EQUITY INDEX PORTFOLIO

                      91  BALANCED PORTFOLIO

                   97 NOTES TO THE FINANCIAL STATEMENTS

                  104 REPORT OF INDEPENDENT AUDITORS

                  105 TRUSTEES AND OFFICERS

               northern institutional funds annual report  1  equity portfolios

INTERNATIONAL GROWTH PORTFOLIO

-------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

World financial markets spent the 12 months ended November 30 focused primarily on the prospects for the U.S. economy, which has been the main hope for global economic and corporate recovery as Japan's problems have persisted and EU monetary policy has been less than accommodative. The period began with improving confidence based on stimulative U.S. monetary and fiscal policy. Despite occasional dips, by mid-May the markets had returned to levels not seen since the early days of September 2001, based on improved economic and corporate news.

The second half of the period was a different matter. Confidence dissipated as concerns about a "profitless recovery" gathered momentum. The stock market's woes were exacerbated by a wave of corporate scandals that raised question marks about the veracity of corporate accounts, particularly in the United States. Additional concern came from the increasing possibility of a war with Iraq. The result was a collapse in global equity markets, although over the last two months of the period the markets regained some ground as these concerns abated to a degree. Over its most recent fiscal year ended November 30, 2002, the Portfolio posted a -12.01 percent (Class A shares) return, compared with the -12.51 percent return of the MSCI EAFE Index.

With anemic economic growth, pricing power has been limited and we have witnessed a wide range of corporate performance within most industries. As a result, our strategy has been to seek the winners in each industry. With corporate scandals providing the impetus for greater attention to the detail of corporate fundamentals, this strategy has helped performance.

Looking ahead, we do not expect economic growth to be strong enough to rid the system of its present overcapacity. Industry/company strategies for improving returns and margins should drive equity performance over the coming months.

----------------------
INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                              CLASS A             CLASS D                MSCI
TOTAL RETURN                  SHARES              SHARES*             EAFE INDEX
--------------------------------------------------------------------------------
ONE YEAR                      (12.01)%            (12.39)%             (12.51)%
FIVE YEAR                       0.19                0.17                (2.06)
SINCE INCEPTION                 1.67                1.05                 1.28**
--------------------------------------------------------------------------------

*For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

**Since inception of Class A.

------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

                              [GRAPH APPEARS HERE]

CLASS A SHARES

                     INTERNATIONAL GROWTH PORTFOLIO          MSCI EAFE INDEX
--------------------------------------------------------------------------------
 3/28/94                     $10,000.00                        $10,000.00
                              10,210.00                         10,349.00
                               9,972.00                         11,132.00
                              10,967.00                         12,441.00
                              11,433.00                         12,392.00
                              13,770.00                         14,430.00
                              17,910.00                         17,475.00
                              17,148.00                         15,784.00
                              13,116.00                         12,765.00
11/30/02                      11,541.00                         11,169.00

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

---------------------------------------------
PORTFOLIO MANAGERS

-----------------------------------------
RICHARD ROTHWELL
DIANE JONES
-----------------------------------------

FUND FACTS (AS OF 11/30/02)
TICKER SYMBOL                           BIGAX

INCEPTION DATE
CLASS A SHARES                        3/28/94
CLASS D SHARES                       11/16/94

TOTAL NET ASSETS                 $126,318,317

NET ASSET VALUE
CLASS A SHARES                          $6.33
CLASS D SHARES                           6.30

---------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility. Visit northernfunds.com/institutional for the most recent performance information.

EQUITY PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

INTERNATIONAL EQUITY INDEX PORTFOLIO

-------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

International stocks, as represented by the MSCI Europe, Australia, Far East Index (EAFE), returned -12.51 percent in U.S. dollar terms, assuming the reinvestment of net dividends, during the 12 months ended November 30, 2002. The Portfolio returned -13.57 percent (Class A shares) over the same period.

On a country level, New Zealand and Australia were strong performers, returning
16.94 percent and 1.68 percent, respectively, in U.S. dollar terms. Greece and Germany were the worst performers, returning -27.82 percent and -25.42 percent, respectively, in U.S dollar terms.

Phase II of the MSCI Indices transition to free-float weighting and extended market capitalization coverage became effective after the global markets closed on May 31, 2002. The Provisional EAFE Index, which reflects the full transition, increased the U.K.'s weight by approximately 5 percent, while the Index weight of France and Germany decreased by nearly 2 percent each. On a sector basis, energy gained market share while telecom market share declined.

The transition did not cause EAFE constituents to experience any significant price distortions. However, the traditional index effect--where securities experiencing net inflows of capital outperform securities experiencing net outflows--was present for the Phase II transition, unlike Phase I. Through both phases of the transition, the Portfolio successfully avoided market impact where possible and, in the aggregate, added value relative to its benchmark.

----------------------
INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

TOTAL RETURN                          CLASS A        CLASS D            MSCI
WITH TRANSACTION FEE                  SHARES         SHARES          EAFE INDEX
--------------------------------------------------------------------------------
ONE YEAR                              (13.57)%       (13.26)%         (12.51)%
FIVE YEAR                              (2.63)          N/A             (2.06)
SINCE INCEPTION                        (1.22)         (2.38)           (1.39)*
--------------------------------------------------------------------------------

*Since inception of Class A.

------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

                              [GRAPH APPEARS HERE]
CLASS A SHARES

                        INTERNATIONAL EQUITY INDEX PORTFOLIO    MSCI EAFE INDEX
--------------------------------------------------------------------------------
 4/1/97                              $10,000.00                    $10,000.00
                                      10,446.00                     10,250.00
                                      12,061.00                     11,936.00
                                      14,513.00                     14,455.00
                                      13,080.00                     13,057.00
                                      10,582.00                     10,559.00
11/30/02                               9,237.00                      9,239.00

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

---------------------------------------------
PORTFOLIO MANAGER

-----------------------------------------
ERIC WANG
-----------------------------------------

FUND FACTS (AS OF 11/30/02)
TICKER SYMBOL                           BIEIX

INCEPTION DATE
CLASS A SHARES                         4/1/97
CLASS D SHARES                        10/5/98

TOTAL NET ASSETS                  $81,008,529

NET ASSET VALUE
CLASS A SHARES                          $7.77
CLASS D SHARES                           7.66

---------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

The International Equity Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 1.0 percent of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.

Visit northernfunds.com/institutional for the most recent performance information.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Over the 12 months ended November 30, 2002, a time of negative returns for most equity investments, growth stocks underperformed value stocks by a wide margin. Although valuations within the growth universe became more and more attractive during the period, the environment for small-cap growth investors remained a difficult one. For the 12 months ended November 30, the Small Company Growth Portfolio posted a -17.57 percent (Class A shares) return, compared with the -20.44 percent return of the Russell 2000 Growth Index and the -10.60 percent return of the Russell 2000 Index over the same period.

Small-cap growth investors sold equities during the period as concerns grew over the slow pace of economic recovery, corporate governance, talk of war with Iraq, the possibility of sharply higher energy prices, and threats of domestic terrorism. Retail, industrial manufacturing, technology and semiconductor stocks remained under pressure for much of that time. The goal of the Portfolio is to find attractively priced small-cap stocks with catalysts for appreciation over the next 12 months. The Portfolio's disciplined investment process seeks companies that demonstrate earnings predictability and free cash flow generation over time. We believe that the outlook for small company growth stocks and the Portfolio remains positive, because this asset class typically outperforms well as the economy emerges from recession.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                                                RUSSELL 2000
                    CLASS A       CLASS D      RUSSELL 2000        GROWTH
TOTAL RETURN        SHARES        SHARES          INDEX            INDEX
----------------------------------------------------------------------------
ONE YEAR            (17.57)%        N/A         (10.60)%          (20.44)%
SINCE INCEPTION     (14.77)       (14.66)*       (2.33)**         (14.71)**

*Performance for periods of less than one year is cumulative.
**Since inception of Class A.

GROWTH OF A $10,000 INVESTMENT

[GRAPHIC]

CLASS A SHARES      SMALL COMPANY                    RUSSELL 2000
                       GROWTH        RUSSELL 2000       GROWTH
                      PORTFOLIO         INDEX           INDEX
                    -------------    ------------    ------------
12/1/99             $ 10000.00       $ 10000.00      $ 10000.00
                       9420.00          9942.00         9124.00
                       7510.00         10421.00         8282.00
11/30/02               6190.00          9316.00         6203.00

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is replacing the Russell 2000 Index as the Fund's performance benchmark. The Russell 2000 Growth Index is a more defined measure of companies within the small-cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

PORTFOLIO MANAGER

THEODORE BRECKEL

FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL              BSGRX

INCEPTION DATE
CLASS A SHARES           12/1/99
CLASS D SHARES           6/13/02

TOTAL NET ASSETS     $29,240,228

NET ASSET VALUE
CLASS A SHARES             $6.19
CLASS D SHARES              6.17

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com/institutional for the most recent performance information.

EQUITY PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000 Index, the Portfolio's benchmark, returned -10.60 percent during the 12 months ended November 30, 2002. By comparison, large-capitalization stocks, as measured by the S&P 500 Index, returned -16.50 percent. As designed, the Portfolio closely tracked the performance of the Russell 2000, returning -11.14 percent (Class A shares) over the most recent fiscal year ended November 30. Differences in return were driven by transaction costs and fund expenses.

As of November 30, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $5.4 million to $1.74 billion. The median company size was $235 million while the average company size was $323 million. The total market capitalization of the Russell 2000 was approximately 6.7 percent of the Russell 3000 market capitalization on November 30, 2002.

The telecom services sector, which represented 1.28 percent of the Russell 2000 Index on November 30, was the worst performing sector, returning -55.94 percent for the 12-month period. The financials sector, representing 21.63 percent of the Index, was the best performing sector, returning 9.06 percent over the period.

The annual Russell Reconstitution occurred at the end of June. As a result, the information technology sector experienced the largest increase in sector weighting, while the consumer discretionary sector declined the most.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the Russell 2000 Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

TOTAL RETURN              CLASS A      CLASS D      RUSSELL 2000
WITH TRANSACTION FEE      SHARES       SHARES          INDEX
----------------------------------------------------------------
ONE YEAR                  (11.14)%     (11.31)%       (10.60)%
FIVE YEAR                  (0.33)       (0.87)          0.12
SINCE INCEPTION             7.40         7.68           7.84*

*Since inception of Class A.

GROWTH OF A $10,000 INVESTMENT

[GRAPHIC]

CLASS A SHARES            SMALL COMPANY       RUSSELL 2000
                          INDEX PORTFOLIO        INDEX
                          ---------------     ------------
1/11/93                      10000.00           10000.00
                             11349.00           11495.00
                             11181.00           11366.00
                             14278.00           14606.00
                             16563.00           17018.00
                             20380.00           21002.00
                             18946.00           19612.00
                             21783.00           22685.00
                             21538.00           22553.00
                             22563.00           23640.00
11/30/02                     20147.00           21137.00


This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

PORTFOLIO MANAGER

BRENT REEDER

FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL              BSCAX

INCEPTION DATE
CLASS A SHARES           1/11/93
CLASS D SHARES           12/8/94

TOTAL NET ASSETS    $165,651,884

NET ASSET VALUE
CLASS A SHARES             $9.04
CLASS D SHARES              8.92

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

The Small Company Index Portfolio requires the payment of an additional transaction fee on purchases of shares equal to 0.5 percent of the dollar amount invested. The additional transaction fee is not a sales charge but is retained by the Portfolio to offset the costs of security purchases.

Visit northernfunds.com/institutional for the most recent performance information.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Equity markets were weighed down by a host of concerns during the 12 months ended November 30, 2002, as virtually all stock indices registered double-digit declines. Investor concerns included stubbornly slow economic growth, lower consumer confidence, corporate governance issues, and rising international tensions. While the Federal Reserve did its best to be accommodating in lowering the federal funds rate to 1.25 percent -- and millions of Americans refinanced -- lower interest rates have so far not provided enough fuel to jumpstart the U.S. economy. In this environment, the Mid Cap Growth Portfolio returned -11.38 percent (Class A shares) over its most recent fiscal year ended November 30, 2002, compared with the -6.24 percent return of the S&P MidCap 400 Index and the -19.80 percent return of the Russell Midcap Growth Index over the same period.

Over the 12-month period, the Portfolio's exposure to retail stocks within the consumer staples sector was reduced, due to the above-mentioned reduction in consumer confidence levels. Technology was also deemphasized. The Portfolio increased its holdings in economically sensitive cyclical companies during the period, particularly within the consumer discretionary and energy sectors, and selectively added to the health care sector. Overall, the Portfolio continues its emphasis on valuation, and its disciplined focus on companies demonstrating earnings predictability and free cash flow generation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                                                           RUSSELL
                                                               S&P         MIDCAP
                    CLASS A       CLASS C      CLASS D      MIDCAP 400     GROWTH
TOTAL RETURN        SHARES        SHARES       SHARES         INDEX         INDEX
-----------------------------------------------------------------------------------
ONE YEAR            (11.38)%      (11.63)%     (11.76)%       (6.24)%      (19.80)%
SINCE INCEPTION      (7.60)        (4.93)      (16.86)         1.39*       (18.81)*

*Since inception of Class A.

GROWTH OF A $10,000 INVESTMENT

[GRAPHIC]

CLASS A SHARES                                   RUSSELL
                     MIDCAP          S&P         MIDCAP
                     GROWTH       MIDCAP 400     GROWTH
                    PORTFOLIO       INDEX         INDEX
                    ---------     ----------     --------
12/31/99             10000.00      10000.00      10000.00
                     10330.00      10915.00       8384.00
                      8960.00      11105.00       6789.00
11/30/02              7940.00      10412.00       5445.00


This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Growth Index is replacing the S&P MidCap 400 Index as the Fund's performance benchmark. The Russell Midcap Growth Index is a more defined measure of companies within the mid-cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

PORTFOLIO MANAGERS

TRACY MCCORMICK
ANDREW FLYNN

FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL              BMGRX

INCEPTION DATE
CLASS A SHARES          12/31/99
CLASS C SHARES            4/4/01
CLASS D SHARES           1/29/01

TOTAL NET ASSETS     $27,628,610

NET ASSET VALUE
CLASS A SHARES             $7.94
CLASS C SHARES              7.90
CLASS D SHARES              7.88

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

Visit northernfunds.com/institutional for the most recent performance information.

EQUITY PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOCUSED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Large-cap equities were weighed down by a host of concerns during the 12 months ended November 30, 2002, as virtually all stock indices registered double-digit declines. Investor concerns included stubbornly slow economic growth, lower consumer confidence, corporate governance issues, and rising international tensions. While the Federal Reserve did its best to be accommodating in lowering the federal funds rate to 1.25 percent -- and millions of Americans refinanced -- lower interest rates have so far not provided enough fuel to jumpstart the U.S. economy. In this environment, the Focused Growth Portfolio returned -19.34 percent (Class A shares) over its most recent fiscal year ended November 30, 2002, compared with the -16.50 percent return of the S&P 500 Index and the -22.69 percent return of the Russell 1000 Growth Index over the same period.

Over the 12-month period, the Portfolio's exposure to retail stocks within the consumer staples sector was reduced, due to the above-mentioned reduction in consumer confidence levels. Technology was also deemphasized. The Portfolio increased its holdings in economically sensitive cyclical companies during the period, particularly within the consumer discretionary and energy sectors, and selectively added to the health care sector. Overall, the Portfolio continues its disciplined focus on high quality, large-cap companies demonstrating earnings predictability and free cash flow generation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                                                   RUSSELL 1000
                    CLASS A     CLASS C     CLASS D     S&P 500      GROWTH
TOTAL RETURN        SHARES      SHARES      SHARES      INDEX        INDEX
--------------------------------------------------------------------------------
ONE YEAR            (19.34)%    (19.57)%    (19.67)%    (16.50)%   (22.69)%
FIVE YEAR             1.45        1.20        1.08        0.98      (2.23)%
SINCE INCEPTION       7.77        5.87        9.43       10.09*      8.23*
--------------------------------------------------------------------------------
*Since inception of Class A.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

               Focused Growth         S&P 500            Russell 1000
                Portfolio               Index            Growth Index
               --------------         --------           ------------
 7/1/93        $  10000.00          $ 10000.00          $ 10000.00
                  10436.00            10370.00            10540.00
                   9796.00            10478.00            10820.00
                  12569.00            14348.00            14844.00
                  14810.00            18343.00            18276.00
                  18817.00            23571.00            23848.00
                  23345.00            29154.00            33077.00
                  31337.00            35245.00            44045.00
                  31704.00            33755.00            34168.00
                  25072.00            29633.00            27190.00
 11/30/02         20223.00            24735.00            21062.00


This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Growth Index is replacing the S&P 500 Index as the Fund's performance benchmark. The Russell 1000 Growth Index is an index comprised of companies within the large-cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

PORTFOLIO MANAGER

ROBERT N. STREED

FUND FACTS   (AS OF 11/30/02)

TICKER SYMBOL                                        BFGAX

INCEPTION DATE
CLASS A SHARES                                      7/1/93
CLASS C SHARES                                     6/14/96
CLASS D SHARES                                     12/8/94

TOTAL NET ASSETS                              $210,348,002

NET ASSET VALUE
CLASS A SHARES                                      $10.26
CLASS C SHARES                                       10.12
CLASS D SHARES                                        9.89

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Visit northernfunds.com/institutional for the most recent performance information.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

-------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

Virtually all U.S. stock indices experienced double-digit declines over the 12-mnth period ended November 30, 2002, despite a brief autumn rally. Investor confidence was tested throughout the period by talk of war with Iraq, the presumed effect of a Middle East conflict on energy prices, threats of domestic terrorism, and lingering concerns over corporate governance and accounting scandals. Despite a modest recovery in corporate profits and an accommodative stance by the Federal Reserve--reducing the federal funds rate to an unusually low 1.25 percent in two increments--corporate earnings remained well below their levels of three years ago. In this environment, the Diversified Growth Portfolio returned -17.62 percent (Class A shares), modestly lagging the -16.50 percent return of its benchmark, the S&P 500 Index.

During the period, the Portfolio increased exposure to economically sensitive sectors such as industrials, while maintaining an above-market position in areas leveraged to consumer spending. As the U.S. dollar weakened, exposure to companies that would tend to benefit from a weaker currency was added. We found stock selection rather than sector leadership to be a dominant theme, and narrowed the Portfolio's scope on selected issues over the 33-month period. Overall, the Portfolio remains focused on high quality companies with relatively high earnings visibility and strong balance sheets.

----------------------
INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                  CLASS A           CLASS D             S&P 500
TOTAL RETURN                      SHARES            SHARES               INDEX
--------------------------------------------------------------------------------

ONE YEAR                        (17.62)%            (17.98)%            (16.50)%
FIVE YEAR                         1.34                0.96                0.98
SINCE INCEPTION                   7.49                8.00               10.09*
--------------------------------------------------------------------------------

*Since inception of Class A.

------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

                              [GRAPH APPEARS HERE]
CLASS A SHARES

                              DIVERSIFIED GROWTH PORTFOLIO         S&P 500 INDEX
 1/11/93                                $10,000.00                   $10,000.00
                                         10,743.00                    10,874.00
                                          9,989.00                    10,988.00
                                         12,444.00                    15,046.00
                                         15,031.00                    19,235.00
                                         19,095.00                    24,718.00
                                         23,922.00                    30,572.00
                                         29,820.00                    36,959.00
                                         29,679.00                    35,398.00
                                         24,777.00                    31,075.00
11/30/02                                 20,412.00                    25,938.00

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P $500 Index is the Standard & Poor's Composite Index of $500 stocks, a widely recognized, unmanaged index of common stock prices.

-----------------------------------------------
PORTFOLIO MANAGERS

-----------------------------------------
JOHN B. LEO
ROBERT MITCHELL
-----------------------------------------

FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL                             BDVAX

INCEPTION DATE
CLASS A SHARES                          1/11/93
CLASS D SHARES                          9/14/94

TOTAL NET ASSETS                    $66,768,274

NET ASSET VALUE
CLASS A SHARES                            $6.17
CLASS D SHARES                             5.93

-----------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com/institutional for the most recent performance information.

EQUITY PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------
PORTFOLIO MANAGEMENT COMMENTARY
-------------------------------

For the 12-month period ended November 30, 2002, large-capitalization stocks, as represented by the S&P 500 Index, the Portfolio's benchmark, returned -16.50 percent. Large-cap stocks underperformed small- and mid-cap stocks, as measured by the Russell 2000 Index at -10.60 percent and the S&P Midcap 400 Index at -6.24 percent. As designed, the Portfolio's performance closely tracked that of the S&P 500 Index, returning -16.69 percent (Class A shares). Differences in performance relative to the benchmark were driven by transaction costs and fund expenses.

Financials and information technology constituted the Portfolio's largest sector positions at 20.35 percent and 15.78 percent, respectively, as of November 30, 2002. Over the preceding 12-month period, utilities were the Index's poorest performing sector, down 30.95 percent. Conversely, materials was the top performer, declining 3.57 percent.

There were 28 additions and deletions to the S&P 500 during the 12 months ended November 30, and we incorporated all these changes into the Portfolio. The Index's normal quarterly share rebalance occurred in December 2001, and on March 15, June 21, and September 20, 2002, and these Index changes were also incorporated.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

----------------------
INVESTMENT PERFORMANCE
----------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                      CLASS A        CLASS C        CLASS D        S&P 500
TOTAL RETURN          SHARES         SHARES         SHARES         INDEX
--------------------------------------------------------------------------------
ONE YEAR              (16.69)%       (16.89)%       (17.05)%       (16.50)%
FIVE YEAR               0.75           0.51           0.41           0.98
SINCE INCEPTION        10.02           7.92          10.04          10.09*

*Since inception of Class A.

------------------------------
GROWTH OF A $10,000 INVESTMENT
------------------------------

[GRAPH APPEARS HERE]

CLASS A SHARES

DATES ?????         EQUITY INDEX PORTFOLIO                  S & P INDEX
-----------         ----------------------                  -----------
 1/11/93                 $ 10000.00                         $ 10000.00
                           11008.00                           10874.00
                           11102.00                           10988.00
                           15171.00                           15046.00
                           19347.00                           19235.00
                           24753.00                           24718.00
                           30533.00                           30572.00
                           36802.00                           36959.00
                           35121.00                           35398.00
                           30841.00                           31075.00
11/30/02                   25692.00                           25938.00

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


PORTFOLIO MANAGER

-----------------------
PAULA SMITH
-----------------------
FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL                    BEIAX

INCEPTION DATE
CLASS A SHARES                         1/11/93
CLASS C SHARES                         9/28/95
CLASS D SHARES                         9/14/94

TOTAL NET ASSETS                 $ 850,571,639

NET ASSET VALUE
CLASS A SHARES                          $12.36
CLASS C SHARES                           12.31
CLASS D SHARES                           12.30

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com/institutional for the most recent performance information.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  EQUITY PORTFOLIOS

BALANCED PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

While most bond indices posted positive returns over the 12-month period ended November 30, 2002, virtually all U.S. stock indices experienced double-digit declines, despite a brief autumn rally. Investor confidence was tested throughout the period by talk of war with Iraq, the presumed effect of a Middle East conflict on energy prices, threats of domestic terrorism, and lingering concerns over corporate governance and accounting scandals. Despite a modest recovery in corporate profits and an accommodative stance by the Federal Reserve -- reducing the federal funds rate to an unusually low 1.25 percent in two increments -- corporate earnings remained well below their levels of three years ago. In a difficult environment, the Portfolio returned -7.26 percent (Class A shares), modestly lagging the -6.30 percent return of its benchmark, the Composite Index.

During the period, the Portfolio increased exposure to economically sensitive sectors such as industrials, while maintaining an above-market position in areas leveraged to consumer spending. As the U.S. dollar weakened, exposure to companies that would tend to benefit from a weaker currency was added. We found stock selection rather than sector leadership to be a dominant theme, and narrowed the Portfolio's scope on selected equity issues over the 12-month period. Overall, the Portfolio remains focused on quality companies with relatively high earnings visibility and solid balance sheets. For its bond holdings, the Portfolio continues to emphasize high quality issues with strong liquidity characteristics.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                      CLASS A    CLASS C   CLASS D   COMPOSITE
TOTAL RETURN          SHARES     SHARES    SHARES      INDEX
--------------------------------------------------------------
ONE YEAR              (7.26)%     (7.56)%   (7.66)%    (6.30)%
FIVE YEAR              4.29        4.06      3.89       4.10
SINCE INCEPTION        7.34        7.11      6.81       8.76*
--------------------------------------------------------------
*Since inception of Class A.

GROWTH OF A $10,000 INVESTMENT

                          [GRAPHIC]

CLASS A SHARES

                                                     LEHMAN BROTHERS
                                                       INTERMEDIATE
              BALANCED    COMPOSITE    S&P 500    GOVERNMENT/CORPORATE
              PORTFOLIO     INDEX       INDEX          BOND INDEX
              --------------------------------------------------------
7/1/93      $ 10000.00  $ 10000.00   $ 10000.00       $ 10000.00
              10309.00    10290.00     10370.00         10196.00
               9817.00    10305.00     10478.00         10009.00
              11804.00    12982.00     14348.00         11465.00
              13469.00    15262.00     18343.00         12132.00
              15797.00    18054.00     23571.00         12899.00
              18473.00    21175.00     29154.00         14043.00
              21079.00    23713.00     35245.00         14200.00
              21918.00    24024.00     33755.00         15304.00
              21017.00    23554.00     29633.00         17077.00
11/30/02      19491.00    22057.00     25938.00         14431.00
              --------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Composite Index for the Balanced Portfolio consists of 55 percent S&P 500, 40 percent Lehman Brothers Intermediate Government/Corporate Bond Index, and 5 percent 91-day Treasury bills.

PORTFOLIO MANAGERS

ROBERT MITCHELL
COLIN A. ROBERTSON

FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL             BBALX

INCEPTION DATE
CLASS A SHARES           7/1/93
CLASS C SHARES         12/29/95
CLASS D SHARES          2/20/96

TOTAL NET ASSETS    $89,615,388

NET ASSET VALUE
CLASS A SHARES           $10.65
CLASS C SHARES            10.64
CLASS D SHARES            10.58

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Visit northernfunds.com/institutional for the most recent performance information.

EQUITY PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

                northern institutional funds annual report 11 equity portfolios

EQUITY PORTFOLIOS

  STATEMENTS OF ASSETS AND LIABILITIES

                                                         SMALL         SMALL
                        INTERNATIONAL  INTERNATIONAL    COMPANY       COMPANY
 Amounts in thousands,     GROWTH      EQUITY INDEX     GROWTH         INDEX
 except per share data    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
 ASSETS:
 Investments, at cost      $116,077        $99,606      $26,090       $187,955
 Investments, at fair
  value                    $124,793        $81,159      $29,041       $166,357
 Cash                           956              -          250              1
 Foreign currencies,
  at fair value (cost:
  $330, $261)                   330            261            -              -
 Income receivable              206            137            4            136
 Receivable for
  foreign tax withheld          178            108            -              -
 Receivable for
  securities sold             3,104            163        1,467              -
 Receivable for
  variation margin on
  futures contracts               -              7            -              1
 Receivable for fund
  shares sold                   501              6            8             10
 Receivable from
  affiliated
  administrator                  16              8           14              8
 Unrealized gain on
  foreign currency
  exchange contracts              1              -            -              -
 Prepaid and other
  assets                          2              3            2              3
 Total Assets               130,087         81,852       30,786        166,516
--------------------------------------------------------------------------------
 LIABILITIES:
 Cash overdraft                   -              -            -              -
 Unrealized loss on
  foreign currency
  exchange contracts              2              -            -              -
 Payable for
  securities purchased        2,983            614        1,492              -
 Payable for variation
  margin on futures
  contracts                      69             21            -             15
 Payable for fund
  shares redeemed               580            154           12            724
 Payable to
  affiliates:
  Investment advisory
   fees                          80             15           19             26
  Administration fees            15              9            2             13
  Custody and
   accounting fees               16             11            4             66
  Transfer agent fees             1              1            -              1
 Accrued registration
  fees and other
  liabilities                    23             18           17             19
 Total Liabilities            3,769            843        1,546            864
--------------------------------------------------------------------------------
 Net Assets                $126,318        $81,009      $29,240       $165,652
--------------------------------------------------------------------------------
 ANALYSIS OF NET
 ASSETS:
 Capital stock             $193,216       $115,741      $55,634       $231,998
 Undistributed net
  investment income             318          1,251            -          2,585
 Accumulated
  undistributed net
  realized loss             (76,081)       (17,703)     (29,345)       (47,717)
 Net unrealized
  appreciation
  (depreciation)              8,865        (18,280)       2,951        (21,214)
 Net Assets                $126,318        $81,009      $29,240       $165,652
--------------------------------------------------------------------------------
 Net Assets:
  Class A                  $124,966        $80,939      $29,211       $165,559
  Class C                         -              -            -              -
  Class D                     1,352             70           29             93
 Total Shares
  Outstanding (no par
  value), Unlimited
  Shares Authorized:
  Class A                    19,732         10,415        4,722         18,307
  Class C                         -              -            -              -
  Class D                       214              9            5             10
 Net Asset Value,
  Redemption and
  Offering Price Per
  Share:
  Class A                     $6.33          $7.77        $6.19          $9.04
  Class C                         -              -            -              -
  Class D                      6.30           7.66         6.17           8.92
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

  MID CAP      FOCUSED    DIVERSIFIED    EQUITY
  GROWTH       GROWTH       GROWTH        INDEX       BALANCED
 PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------
  $23,305      $197,555     $69,354      $842,587      $90,831
  $27,416      $214,482     $66,754      $809,411      $89,274
        1             -           1             1            5
        -             -           -             -            -
        8           114          62         1,162          326
        -             -           -             -            -
    1,014         4,382           -             -          998
        -             -           -             -            -
        -           180           -        40,555          110
       20            16          14            30            9
        -             -           -             -            -
        2             3           3             8            5
   28,461       219,177      66,834       851,167       90,727
---------------------------------------------------------------
        -           239           -             -            -
        -             -           -             -            -
      790         7,561           -            42          974
        -             -           4            61           10
        -             -           -           260           44
       18           128          35            57           36
        2            17           5            57            7
        4             5           4            17            5
        -             2           1            10            1
       18           877          17            91           35
      832         8,829          66           595        1,112
---------------------------------------------------------------
  $27,629      $210,348     $66,768      $850,572      $89,615
---------------------------------------------------------------
  $42,243      $283,131     $73,409      $889,681      $95,044
        -             -         372         2,172           19
  (18,725)      (89,710)     (4,586)      (10,131)      (4,386)
    4,111        16,927      (2,427)      (31,150)      (1,062)
  $27,629      $210,348     $66,768      $850,572      $89,615
---------------------------------------------------------------
  $26,288      $202,117     $66,371       797,850      $88,438
    1,146         7,247           -        47,325          860
      195           984         397         5,397          317
    3,312        19,694      10,751        64,548        8,307
      145           716           -         3,845           81
       25            99          67           439           30
    $7.94        $10.26       $6.17        $12.36       $10.65
     7.90         10.12           -         12.31        10.64
     7.88          9.89        5.93         12.30        10.58
---------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  13  EQUITY PORTFOLIOS

-----------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                                                 SMALL
                                          INTERNATIONAL          INTERNATIONAL               SMALL              COMPANY
                                             GROWTH              EQUITY INDEX           COMPANY GROWTH           INDEX
 Amounts in thousands                      PORTFOLIO               PORTFOLIO               PORTFOLIO           PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
 Dividend income                             $2,485                 $1,661                    $73               $2,852
 Interest income                                 65                     30                     21                   96
  Total Investment Income                    2,550/(1)/              1,691/(2)/                94                2,948
------------------------------------------------------------------------------------------------------------------------
 EXPENSES:
 Investment advisory fees                     1,231                    330                    367                  728
 Administration fees                            198                    122                     37                  214
 Custody and accounting fees                    158                    112                     40                  274
 Transfer agent fees                             16                      8                      4                   21
 Registration fees                               20                     15                     21                    8
 Professional fees                                9                      9                      9                   10
 Printing fees                                    1                      1                      -                    3
 Trustee fees and expenses                        4                      4                      4                    4
 Other                                           11                      6                      6                    3
------------------------------------------------------------------------------------------------------------------------
 Total Expenses:                              1,648                    607                    488                1,265
  Less voluntary waivers of
   investment advisory fees                    (175)                  (126)                   (74)                (301)
  Less expenses reimbursed by
   administrator                                (63)                   (64)                   (78)                (302)
  Net Expenses                                1,410                    417                    336                  662
------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME (LOSS)                 1,140                  1,274                   (242)               2,286
------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED
 GAINS (LOSSES):
 Net realized gains (losses)
  on:
  Investments                               (25,257)               (15,110)                (6,820)             (29,475)
  Options                                         -                      -                      -                    -
  Futures contracts                               -                   (670)                     -                  (45)
  Foreign currency transactions                (157)                    50                      -                    -
 Net change in unrealized
  appreciation (depreciation)
  on:
  Investments                                 5,777                  3,531                   (409)              10,453
  Options, futures contracts,
   foreign currency
   transactions and forward
   foreign currency contracts,                  127                    114                      -                 (579)
 Net change in unrealized gains
  on translation of other
  assets and liabilities
  denominated in foreign
  currencies                                     31                     16                      -                    -
  Net Losses on Investments                 (19,479)               (12,069)                (7,229)             (19,646)
------------------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $(18,339)              $(10,795)               $(7,471)            $(17,360)
------------------------------------------------------------------------------------------------------------------------

(1) Net of $277 in non-reclaimable foreign withholding taxes.
(2) Net of $154 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                  MID CAP           FOCUSED          DIVERSIFIED         EQUITY
                                                  GROWTH            GROWTH             GROWTH            INDEX           BALANCED
                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                     $119             $1,570              $918            $11,754             $535
Interest income                                       10                 86                35                514            1,981
 Total Investment Income                             129              1,656               953             12,268            2,516
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                             325              2,184               602              1,900              600
Administration fees                                   33                232                78                793               89
Custody and accounting fees                           32                 44                31                171               39
Transfer agent fees                                    5                 31                 8                138               10
Registration fees                                     21                  8                18                 32               17
Professional fees                                      3                 10                 9                 30                9
Printing fees                                          -                  3                 1                 15                1
Trustee fees and expenses                              4                  4                 4                 11                4
Other                                                 12                 28                 9                 38                5
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                      435              2,544               760              3,128              774
 Less voluntary waivers of
  investment advisory fees                           (58)              (402)             (125)            (1,107)            (154)
 Less expenses reimbursed by
  administrator                                      (64)               (72)              (67)              (198)             (73)
 Net Expenses                                        313              2,070               568              1,823              547
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        (184)              (414)              385             10,445            1,969
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses)
 on:
 Investments                                      (4,181)           (36,943)             (524)            17,806           (2,898)
 Options                                               -                  -                14                  -                -
 Futures contracts                                     -                  -               147             (2,199)           1,425
 Foreign currency transactions                         -                  -                 -                  -                -
Net change in unrealized
 appreciation (depreciation)
 on:
 Investments                                         252            (13,808)          (14,054)          (166,305)          (6,793)
 Options, futures contracts,
  foreign currency
  transactions and forward
  foreign currency contracts,                          -                  -                70               (836)             495
Net change in unrealized gains
 on translation of other
 assets and liabilities
 denominated in foreign
 currencies                                            -                  -                 -                  -                -
 Net Losses on Investments                        (3,929)           (50,751)          (14,347)          (151,534)          (7,771)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $(4,113)          $(51,165)         $(13,962)         $(141,089)         $(5,802)
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 EQUITY PORTFOLIOS

-----------------
EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                     SMALL
                                                                     INTERNATIONAL      INTERNATIONAL EQUITY         COMPANY
                                                                        GROWTH                  INDEX                GROWTH
                                                                       PORTFOLIO              PORTFOLIO             PORTFOLIO
Amounts in thousands                                                2002       2001       2002        2001       2002       2001
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                        $1,140       $831     $1,274        $938      $(242)     $(163)
Net realized gains (losses) on investments, options, futures
 contracts, and foreign currency transactions                      (25,414)   (41,490)   (15,730)       (662)    (6,820)   (13,370)
Net change in unrealized appreciation (depreciation) on
 investments, options, futures contracts, and foreign currency
 transactions                                                        5,904      5,623      3,645     (16,839)      (409)     4,060
Net change in unrealized gains (losses) on translation of
 other assets and liabilities denominated in foreign
 currencies                                                             31        (15)        16           2          -          -
 Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                       (18,339)   (35,051)   (10,795)    (16,561)    (7,471)    (9,473)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Shares sold                                                         69,632     43,330     38,262      56,461     13,092     21,514
Shares from reinvestment of dividends                                  519     20,720        907       2,062          1          -
Shares redeemed                                                    (50,163)   (33,332)   (35,461)    (38,367)   (11,666)   (14,985)
 Net Increase (Decrease) in Net Assets Resulting from Class A
  Share Transactions                                                19,988     30,718      3,708      20,156      1,427      6,529
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Shares sold                                                              -          -          -           -          -          -
Shares from reinvestment of dividends                                    -          -          -           -          -          -
Shares redeemed                                                          -          -          -           -          -          -
 Net Increase (Decrease) in Net Assets Resulting from Class C
  Share Transactions                                                     -          -          -           -          -          -
----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Shares sold                                                          1,100      1,919         57           -         33          -
Shares from reinvestment of dividends                                    -          -          -           -          -          -
Shares redeemed                                                     (1,148)        (4)         -           -          -          -
 Net Increase (Decrease) in Net Assets Resulting from Class D
  Share Transactions                                                   (48)     1,915         57           -         33          -
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                            (612)    (3,375)      (812)       (975)        (2)         -
From net realized gains                                                  -    (20,296)      (164)     (1,181)         -          -
 Total Distributions to Class A Shareholders                          (612)   (23,671)      (976)     (2,156)        (2)         -
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                               -          -          -           -          -          -
From net realized gains                                                  -          -          -           -          -          -
 Total Distributions to Class C Shareholders                             -          -          -           -          -          -
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                              (8)         -          -           -          -          -
From net realized gains                                                  -          -          -           -          -          -
 Total Distributions to Class D Shareholders                            (8)         -          -           -          -          -
----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                981    (26,089)    (8,006)      1,439     (6,013)    (2,944)
NET ASSETS:
Beginning of year                                                  125,337    151,426     89,015      87,576     35,253     38,197
End of year                                                       $126,318   $125,337    $81,009     $89,015    $29,240    $35,253
----------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income (Loss)                $318      $(375)    $1,251        $652         $-      $(163)
----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                          SMALL COMPANY
                                                                              INDEX           MID CAP GROWTH       FOCUSED GROWTH
                                                                            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                                         2002       2001      2002      2001       2002       2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                            $2,286     $3,739     $(184)    $(172)     $(414)     $(189)
Net realized gains (losses) on investments, options, futures
 contracts, and foreign currency transactions                          (29,520)    (6,117)   (4,181)  (10,016)   (36,943)   (46,032)
Net change in unrealized appreciation (depreciation) on
 investments, options, futures contracts, and foreign currency
 transactions                                                            9,874      9,322       252     4,939    (13,808)    (9,583)
Net change in unrealized gains (losses) on translation of
 other assets and liabilities denominated in foreign
 currencies                                                                  -          -         -         -          -          -
 Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                           (17,360)     6,944    (4,113)   (5,249)   (51,165)   (55,804)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Shares sold                                                             45,734    114,795     4,920    14,137     78,615    111,130
Shares from reinvestment of dividends                                    3,172     31,225         -         -          -     20,443
Shares redeemed                                                       (179,850)   (43,379)   (8,784)  (11,951)   (74,335)   (36,591)
 Net Increase (Decrease) in Net Assets Resulting from Class A
  Share Transactions                                                  (130,944)   102,641    (3,864)    2,186      4,280     94,982
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Shares sold                                                                  -          -     2,978     1,536        152        936
Shares from reinvestment of dividends                                        -          -         -         -          -      1,078
Shares redeemed                                                              -          -    (2,610)     (573)      (184)    (1,140)
 Net Increase (Decrease) in Net Assets Resulting from Class C
  Share Transactions                                                         -          -       368       963        (32)       874
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Shares sold                                                                 38          1        78       197        647        284
Shares from reinvestment of dividends                                        -         15         -         -          -         60
Shares redeemed                                                             (3)       (50)       (5)      (28)      (123)      (173)
 Net Increase (Decrease) in Net Assets Resulting from Class D
  Share Transactions                                                        35        (34)       73       169        524        171
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                              (3,471)    (2,958)        -         -          -          -
From net realized gains                                                      -    (32,459)        -         -          -    (21,404)
 Total Distributions to Class A Shareholders                            (3,471)   (35,417)        -         -          -    (21,404)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                                   -          -         -         -          -          -
From net realized gains                                                      -          -         -         -          -     (1,078)
 Total Distributions to Class C Shareholders                                 -          -         -         -          -     (1,078)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                                   -          -         -         -          -          -
From net realized gains                                                      -        (14)        -         -          -        (60)
 Total Distributions to Class D Shareholders                                 -        (14)        -         -          -        (60)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                               (151,740)    74,120    (7,536)   (1,931)   (46,393)    17,681
NET ASSETS:
Beginning of year                                                      317,392    243,272    35,165    37,096    256,741    239,060
End of year                                                           $165,652   $317,392   $27,629   $35,165   $210,348   $256,741
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income (Loss)                  $2,585     $3,611        $-        $-         $-      $(189)
------------------------------------------------------------------------------------------------------------------------------------

                                                                          DIVERSIFIED         EQUITY INDEX            BALANCED
                                                                        GROWTH PORTFOLIO       PORTFOLIO              PORTFOLIO
                                                                         2002      2001      2002      2001        2002       2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                              $385       $422   $10,445    $12,137    $1,969     $2,654
Net realized gains (losses) on investments, options, futures
 contracts, and foreign currency transactions                             (363)    (4,004)   15,607     12,935    (1,473)    (2,894)
Net change in unrealized appreciation (depreciation) on
 investments, options, futures contracts, and foreign currency
 transactions                                                          (13,984)   (15,316) (167,141)  (164,567)   (6,298)    (2,656)
Net change in unrealized gains (losses) on translation of
 other assets and liabilities denominated in foreign
 currencies                                                                  -          -         -          -         -          -
 Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                           (13,962)   (18,898) (141,089)  (139,495)   (5,802)    (2,896)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Shares sold                                                              7,894     21,037   312,973    354,224    25,324     40,933
Shares from reinvestment of dividends                                      368     42,563    37,176    165,441     2,140      8,247
Shares redeemed                                                        (29,720)    (7,748) (288,468)  (308,008)  (28,290)   (13,968)
 Net Increase (Decrease) in Net Assets Resulting from Class A
  Share Transactions                                                   (21,458)    55,852    61,681    211,657      (826)    35,212
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Shares sold                                                                  -          -     7,140     10,724        77         75
Shares from reinvestment of dividends                                        -          -     3,019     16,079        19         94
Shares redeemed                                                              -          -   (19,220)   (20,515)      (54)       (35)
 Net Increase (Decrease) in Net Assets Resulting from Class C
  Share Transactions                                                         -          -    (9,061)     6,288        42        134
------------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Shares sold                                                                153         81     1,822      2,531       149         63
Shares from reinvestment of dividends                                        -        214       214      1,484         5         45
Shares redeemed                                                           (120)       (67)   (1,603)    (4,618)      (64)      (263)
 Net Increase (Decrease) in Net Assets Resulting from Class D
  Share Transactions                                                        33        228       433       (603)       90       (155)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                                (420)       (81)  (10,692)   (11,356)   (2,147)    (2,671)
From net realized gains                                                      -    (46,439)  (29,192)  (167,835)        -     (5,599)
 Total Distributions to Class A Shareholders                              (420)   (46,520)  (39,884)  (179,191)   (2,147)    (8,270)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                                   -          -      (671)      (753)      (19)       (25)
From net realized gains                                                      -          -    (2,348)   (15,326)        -        (69)
 Total Distributions to Class C Shareholders                                 -          -    (3,019)   (16,079)      (19)       (94)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                                   -          -       (57)       (68)       (6)       (10)
From net realized gains                                                      -       (214)     (205)    (1,640)        -        (36)
 Total Distributions to Class D Shareholders                                 -       (214)     (262)    (1,708)       (6)       (46)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                (35,807)    (9,552) (131,201)  (119,131)   (8,668)    23,885
NET ASSETS:
Beginning of year                                                      102,575    112,127   981,773  1,100,904    98,283     74,398
End of year                                                            $66,768   $102,575  $850,572   $981,773   $89,615    $98,283
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income (Loss)                    $372       $420    $2,172     $2,099       $19       $279
------------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                                                    CLASS A
 INTERNATIONAL GROWTH PORTFOLIO

 Selected per share data                                      2002        2001        2000        1999          1998
------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                            $7.23      $11.22      $14.07      $11.78        $10.52

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          0.07        0.09        0.04        0.33          0.09
 Net realized and unrealized gains (losses)                    (0.93)      (2.31)      (0.44)       2.94          1.90
     Total Income (Loss) from Investment Operations            (0.86)      (2.22)      (0.40)       3.27          1.99
------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                            (0.04)      (0.25)      (0.05)      (0.22)        (0.16)
   From net realized gains                                         -       (1.52)      (2.40)      (0.76)        (0.57)
     Total Distributions Paid                                  (0.04)      (1.77)      (2.45)      (0.98)        (0.73)
------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                  $6.33       $7.23      $11.22      $14.07        $11.78
------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN /(2)/                                           (12.01)%    (23.51)%     (4.26)%     30.07%        20.44%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                      $124,966    $123,520    $151,426    $147,689      $111,594
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  1.06%       1.06%       1.06%       1.06%         1.06%
   Expenses, before waivers and reimbursements                  1.24%       1.33%       1.33%       1.31%         1.31%
   Net investment income, net of waivers and reimbursements     0.87%       0.39%       0.56%       0.92%         0.89%
   Net investment income, before waivers and reimbursements     0.69%       0.12%       0.29%       0.67%         0.64%
 Portfolio Turnover Rate                                      215.34%     237.21%     171.93%     168.10%       160.13%

                                                                                     CLASS D

 Selected per share data                                       2002     2001 /(4)/  2000/ (5)/  1999/ (6)/      1998
------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                          $7.22       $8.00           -      $11.60        $10.39

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                   0.05           -           -       (0.01)         0.09
 Net realized and unrealized gains (losses)                    (0.94)      (0.78)          -        2.59          1.83
  Total Income (Loss) from Investment Operations               (0.89)      (0.78)          -        2.58          1.92
------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                            (0.03)          -           -           -         (0.14)
   From net realized gains                                         -           -           -       (0.76)        (0.57)
   In excess of net investment income                              -           -           -       (0.14)            -
     Total Distributions Paid                                  (0.03)          -           -       (0.90)       (0.71)
------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                $6.30       $7.22           -     $13.28/(6)/    $11.60
------------------------------------------------------------------------------------------------------------------------
 Total Return /(2)/                                           (12.39)%     (9.75)%         -           -         19.91%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period                      $1,352      $1,817           -           -          $203
 Ratio to average net assets of: /(3)/
   Expenses, net of waivers and reimbursements                  1.45%       1.45%          -           -          1.45%
   Expenses, before waivers and reimbursements                  1.63%       1.72%          -           -          1.70%
   Net investment income, net of waivers and reimbursements     0.48%       0.00%          -           -          0.59%
   Net investment income, before waivers and reimbursements     0.30%      (0.27)%         -           -          0.34%
 Portfolio Turnover Rate                                      215.34%     237.21%          -           -        160.13%

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and acomplete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(3)/  Annualized for periods less than one year.
/(4)/  Shares were reintroduced on June 15, 2001.
/(5)/  No shares outstanding for the period August 23, 1999 through June 14,
       2001.
/(6)/ Class D shares were fully redeemed as of August 22, 1999. As such no total return or supplemental data and ratios were presented for the fiscal year ended November 30, 1999.

 See Notes to the Financial Statements.

 EQUITY PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                                                       CLASS A
 INTERNATIONAL EQUITY INDEX PORTFOLIO

 Selected per share data                                    2002 /(4)/   2001         2000         1999          1998
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year
                                                              $9.00      $11.40       $13.50       $11.98        $10.55
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                         0.13        0.12         0.14         0.23          0.14
 Net realized and unrealized gains (losses)                   (1.26)      (2.24)       (1.36)        2.07          1.46
     Total Income (Loss) from Investment Operations           (1.13)      (2.12)       (1.22)        2.30          1.60
----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                           (0.08)      (0.13)       (0.11)       (0.23)        (0.17)
   From net realized gains                                    (0.02)      (0.15)       (0.77)       (0.54)            -
   In excess of net investment income                             -           -            -        (0.01)            -
     Total Distributions Paid                                 (0.10)      (0.28)       (0.88)       (0.78)        (0.17)
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                 $7.77       $9.00       $11.40       $13.50        $11.98
----------------------------------------------------------------------------------------------------------------------------
 Total Return /(2)/                                          (12.71)%    (19.10)%      (9.87)%      20.32%        15.50%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                      $80,939     $89,005      $87,563      $56,479       $44,940
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 0.51%       0.55%/(5)/   0.52%/(5)/   0.53%/(5)/    0.55%/(5)/
   Expenses, before waivers and reimbursements                 0.74%       0.94%        0.89%        0.91%         1.00%
   Net investment income, net of waivers and reimbursements    1.57%       1.16%        1.15%        1.21%         1.36%
   Net investment income, before waivers and reimbursements    1.34%       0.77%        0.78%        0.83%         0.91%
 Portfolio Turnover Rate                                      32.10%      24.92%       41.65%       45.97%        41.53%

                                                                                       CLASS D

 Selected per share data                                    2002 /(4)/     2001         2000         1999       1998 /(6)/
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $8.80      $11.23       $13.40       $11.97         $9.88

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                         0.06        0.07         0.09         0.12             -
 Net realized and unrealized gains (losses)                   (1.14)      (2.27)       (1.43)        2.08          2.09
     Total Income (Loss) from Investment Operations           (1.08)      (2.20)       (1.34)        2.20          2.09
----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                           (0.04)      (0.08)       (0.06)       (0.11)            -
   From net realized gains                                    (0.02)      (0.15)       (0.77)       (0.54)            -
   In excess of net investment income                             -           -            -        (0.12)            -
     Total Distributions Paid                                 (0.06)      (0.23)       (0.83)       (0.77)            -
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                               $7.66       $8.80       $11.23       $13.40        $11.97
----------------------------------------------------------------------------------------------------------------------------
 Total Return /(2)/                                          (12.37)%    (20.01)%     (10.83)%      19.48%        21.15%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period                        $70         $10          $13          $14           $12
 Ratio to average net assets of: /(3)/
   Expenses, net of waivers and reimbursements                 0.90%       0.94%/(5)/   0.91%/(5)/   0.92%/(5)/    0.94%/(5)/
   Expenses, before waivers and reimbursements                 1.13%       1.33%        1.28%        1.30%         1.39%
   Net investment income, net of waivers and reimbursements    1.18%       0.77%        0.76%        0.82%        (0.11)%
   Net investment income, before waivers and reimbursements    0.95%       0.38%        0.39%        0.44%        (0.56)%
 Portfolio Turnover Rate                                      32.10%      24.92%       41.65%       45.97%        41.53%

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(3)/ Annualized for periods less than one year.
/(4)/ Financial highlights for the year ended were calculated using the average shares outstanding method.
/(5)/ Expense ratios, net of waivers and reimbursements, for the periods would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
/(6)/ For the period October 5, 1998 (commencement of operations) through
      November 30, 1998.


See Notes to the Financial Statements.


NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                                            CLASS A
 SMALL COMPANY GROWTH PORTFOLIO

 Selected per share data                                    2002 /(3)(4)/   2001         2000 /(7)/
-----------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $  7.51       $  9.42       $ 10.00

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                   (0.04)        (0.03)         0.01
 Net realized and unrealized losses                             (1.28)        (1.88)        (0.59)
     Total Loss from Investment Operations                      (1.32)        (1.91)        (0.58)
-----------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                       -             -             -
     Total Distributions Paid                                       -             -             -
-----------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                               $  6.19       $  7.51       $  9.42
-----------------------------------------------------------------------------------------------------
 TOTAL RETURN /(1)/                                            (17.57)%      (20.28)%       (5.80)%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period                      $29,211       $35,253       $38,197
 Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                   0.91%         0.92%/(6)/    0.91%
   Expenses, before waivers and reimbursements                   1.33%         1.63%         1.98%
   Net investment income, net of waivers and reimbursements     (0.66)%       (0.44)%       (0.15)%
   Net investment income, before waivers and reimbursements     (1.08)%       (1.15)%       (1.22)%
 Portfolio Turnover Rate                                       306.37%       499.84%       375.29%
-----------------------------------------------------------------------------------------------------


                                                               CLASS D

 Selected per share data                                    2002 /(3)(5)/
----------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                           $7.23

 LOSS FROM INVESTMENT OPERATIONS:
 Net investment loss                                            (0.07)
 Net realized and unrealized losses                             (0.99)
     Total Loss from Investment Operations                      (1.06)
----------------------------------------------------------------------------
 Net Asset Value, End of Period                                 $6.17
----------------------------------------------------------------------------
 TOTAL RETURN /(1)/                                            (14.66)%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period                        $  29
 Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                   1.30%
   Expenses, before waivers and reimbursements                   1.72%
   Net investment income, net of waivers and reimbursements     (1.05)%
   Net investment income, before waivers and reimbursements     (1.47)%
 Portfolio Turnover Rate                                       306.37%
----------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the periods ended were calculated using the average shares outstanding method.
/(4)/ Distributions from net investment income were less than $0.01 per share. /(5)/ For the period June 13, 2002 (commencement of operations) through
      November 30, 2002.
/(6)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% for Class A , absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
/(7)/ For the period December 1, 1999 (commencement of operations) through
      November 30, 2000.


See Notes to the Financial Statements.


EQUITY PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                                                      CLASS A
 SMALL COMPANY INDEX PORTFOLIO

 Selected per share data                                    2002 /(2)/    2001        2000        1999           1998
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                           $10.23      $11.38      $13.14      $13.02         $15.05

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.10        0.12        0.14        0.12           0.13
   Net realized and unrealized gains (losses)                  (1.18)       0.40       (0.23)       1.61          (1.13)
     Total Income (Loss) from Investment Operations            (1.08)       0.52       (0.09)       1.73          (1.00)
--------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.11)      (0.14)      (0.13)      (0.10)         (0.14)
   From net realized gains                                         -       (1.53)      (1.54)      (1.51)         (0.89)
     Total Distributions Paid                                  (0.11)      (1.67)      (1.67)      (1.61)         (1.03)
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                  $9.04      $10.23      $11.38      $13.14         $13.02
--------------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                           (10.71)%      4.76%      (1.12)%     14.97%         (7.02)%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                      $165,559    $317,330    $243,169    $200,404       $139,100
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  0.31%       0.31%       0.31%       0.34%/(3)/     0.31%
   Expenses, before waivers and reimbursements                  0.59%       0.63%       0.66%       0.81%          0.74%
   Net investment income, net of waivers and reimbursements     1.07%       1.30%       1.19%       1.27%          1.19%
   Net investment income, before waivers and reimbursements     0.79%       0.98%       0.84%       0.80%          0.76%
 Portfolio Turnover Rate                                       30.29%      39.63%      62.38%     101.01%         59.21%

                                                                                      CLASS D

 Selected per share data                                    2002 /(2)/  2001 /(2)/  2000 /(2)/      1999          1998
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                           $10.07      $11.20      $13.01      $12.94         $15.01

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          0.05        0.22        0.08        0.10           0.11
 Net realized and unrealized gains (losses)                    (1.13)       0.23       (0.24)       1.52          (1.19)
     Total Income (Loss) from Investment Operations            (1.08)       0.45       (0.16)       1.62          (1.08)
--------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.07)      (0.05)      (0.11)      (0.04)         (0.10)
   From net realized gains                                         -       (1.53)      (1.54)      (1.51)         (0.89)
     Total Distributions Paid                                  (0.07)      (1.58)      (1.65)      (1.55)         (0.99)
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                  $8.92      $10.07      $11.20      $13.01         $12.94
--------------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                           (10.87)%      4.18%      (1.76)%     14.13%         (7.58)%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                           $93         $62        $103        $446           $855
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  0.70%       0.70%       0.70%       0.73%/(3)/     0.70%
   Expenses, before waivers and reimbursements                  0.98%       1.02%       1.05%       1.20%          1.13%
   Net investment income, net of waivers and reimbursements     0.68%       0.91%       0.80%       0.88%          0.80%
   Net investment income, before waivers and reimbursements     0.40%       0.59%       0.45%       0.41%          0.37%
 Portfolio Turnover Rate                                       30.29%      39.63%      62.38%     101.01%         59.21%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.
/(3)/ Expense ratios, net of waivers and reimbursements, for the years would have been 0.31% and 0.70% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.


See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                                                      CLASS A
 MID CAP GROWTH PORTFOLIO

 Selected per share data                                                2002 /(3)/    2001         2000 /(6)/
---------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                  $  8.96        $10.33        $10.00

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                                   (0.05)        (0.04)        (0.01)
   Net realized and unrealized gains (losses)                            (0.97)        (1.33)         0.34
     Total Income (Loss) from Investment Operations                      (1.02)        (1.37)         0.33
---------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                         $7.94         $8.96        $10.33
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN /(1)/                                                     (11.38)%      (13.26)%        3.30%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period                               $26,288       $34,083       $37,096
 Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                            0.93%/(4)/    0.94%/(4)/    0.93%/(4)/
   Expenses, before waivers and reimbursements                            1.29%         1.59%         2.08%
   Net investment income, net of waivers and reimbursements              (0.54)%       (0.49)%       (0.26)%
   Net investment income, before waivers and reimbursements              (0.90)%       (1.14)%       (1.41)%
 Portfolio Turnover Rate                                                153.80%       220.85%       208.25%
---------------------------------------------------------------------------------------------------------------

                                                                                CLASS C
 Selected per share data                                                2002 /(3)/   2001 /(5)/
--------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                                    $8.94         $8.59

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                                   (0.07)        (0.02)
   Net realized and unrealized gains (losses)                            (0.97)         0.37
     Total Income (Loss) from Investment Operations                      (1.04)         0.35
--------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                         $7.90         $8.94
--------------------------------------------------------------------------------------------------
 Total Return /(1)/                                                     (11.63)%        4.07%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period                                $1,146          $946
 Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                            1.17% /(4)/   1.18%/(4)/
   Expenses, before waivers and reimbursements                            1.53%         1.83%
   Net investment income, net of waivers and reimbursements              (0.78)%       (0.73)%
   Net investment income, before waivers and reimbursements              (1.14)%       (1.38)%
 Portfolio Turnover Rate                                                153.80%       220.85%
--------------------------------------------------------------------------------------------------

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
/(2)/ Annualized for periods less than one year.
/(3)/ Financial highlights for the year ended were calculated using the average shares outstanding method.
/(4)/ Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
/(5)/ For the period April 4, 2001 (commencement of operations) through
      November 30, 2001.
/(6)/ For the period commencing after the close of business December 31, 1999 through November 30, 2000.



See Notes to the Financial Statements.

EQUITY PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                             CLASS D
 MID CAP GROWTH PORTFOLIO

 Selected per share data                             2002 /(3)/    2001 /(4)/
-------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                 $8.93        $11.06
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss                                  (0.08)        (0.07)
 Net realized and unrealized losses                   (0.97)        (2.06)
   Total Loss from Investment Operations              (1.05)        (2.13)
-------------------------------------------------------------------------------
 Net Asset Value, End of Period                       $7.88         $8.93
-------------------------------------------------------------------------------
 Total Return /(1)/                                  (11.76)%      (19.26)%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period               $195          $136
 Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements         1.32% /(5)/   1.33% /(6)/
   Expenses, before waivers and reimbursements         1.68%         1.98%
   Net investment loss, net of waivers and
     reimbursements                                   (0.93)%       (0.88)%
   Net investment loss, before waivers and
     reimbursements                                   (1.29)%       (1.53)%
 Portfolio Turnover Rate                             153.80%       220.85%
-------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Financial highlights for the year ended were calculated using the average shares outstanding method.
(4) For the period January 29, 2001 (commencement of operations) through November 30, 2001.
(5) Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(6) Expense ratios, net of waivers and reimbursements, for the period would have been 1.32% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  23  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                                                        CLASS A
 FOCUSED GROWTH PORTFOLIO

 Selected per share data                                    2002 /(2)/    2001      2000 /(2)/         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                           $12.72      $17.68      $20.41          $16.39         $16.20
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                  (0.02)       0.02       (0.09)              -          (0.01)
 Net realized and unrealized gains (losses)                    (2.44)      (3.33)       0.44            5.28           3.10
   Total Income (Loss) from Investment Operations              (2.46)      (3.31)       0.35            5.28           3.09
---------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                      -           -           -               -          (0.05)
   From net realized gains                                         -       (1.65)      (3.08)          (1.26)         (2.85)
     Total Distributions Paid                                      -       (1.65)      (3.08)          (1.26)         (2.90)
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                 $10.26      $12.72      $17.68          $20.41         $16.39
---------------------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                           (19.34)%    (20.92)%      1.17%          34.23%         24.03%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                      $202,117    $247,114    $226,975        $180,557       $123,380
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  0.88%       0.91%       0.92%/(3)/      0.92%/(3)/     0.92%/(3)/
   Expenses, before waivers and reimbursements                  1.09%       1.27%       1.27%           1.26%          1.29%
   Net investment loss, net of waivers and reimbursements      (0.17)%     (0.07)%     (0.49)%         (0.26)%        (0.04)%
   Net investment loss, before waivers and reimbursements      (0.38)%     (0.43)%     (0.84)%         (0.60)%        (0.41)%
 Portfolio Turnover Rate                                      148.40%     122.09%     129.05%         110.80%         79.11%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C

 Selected per share data                                    2002 /(2)/     2001      2000 /(2)/         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                           $12.57      $17.53      $20.30          $16.34         $16.16
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss                                           (0.05)      (0.02)      (0.14)          (0.03)         (0.05)
 Net realized and unrealized gains (losses)                    (2.40)      (3.29)       0.45            5.25           3.09
   Total Income (Loss) from Investment Operations              (2.45)      (3.31)       0.31            5.22           3.04
---------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                      -           -           -               -          (0.01)
   From net realized gains                                         -       (1.65)      (3.08)          (1.26)         (2.85)
     Total Distributions Paid                                      -       (1.65)      (3.08)          (1.26)         (2.86)
---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                 $10.12      $12.57      $17.53          $20.30         $16.34
---------------------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                           (19.57)%    (21.11)%      0.94%          33.95%         23.73%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                        $7,247      $9,030     $11,442         $11,183         $8,719
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  1.12%       1.15%       1.16%/(3)/      1.16%/(3)/     1.16%/(3)/
   Expenses, before waivers and reimbursements                  1.33%       1.51%       1.51%           1.50%          1.53%
   Net investment loss, net of waivers and reimbursements      (0.41)%     (0.31)%     (0.73)%         (0.50)%        (0.29)%
   Net investment loss, before waivers and reimbursements      (0.62)%     (0.67)%     (1.08)%         (0.84)%        (0.66)%
 Portfolio Turnover Rate                                      148.40%     122.09%     129.05%         110.80%         79.11%
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                    CLASS D
 FOCUSED GROWTH PORTFOLIO

 Selected per share data                                    2002 /(2)/   2001     2000 /(2)/   1999         1998
-----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                          $12.30     $17.20    $20.00      $16.14       $16.01
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                 (0.06)      0.06     (0.18)      (0.02)       (0.05)
 Net realized and unrealized gains (losses)                   (2.35)     (3.31)     0.46        5.14         3.04
   Total Income (Loss) from Investment Operations             (2.41)     (3.25)     0.28        5.12         2.99
-----------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                     -          -         -           -        (0.01)
   From net realized gains                                        -      (1.65)    (3.08)      (1.26)       (2.85)
     Total Distributions Paid                                     -      (1.65)    (3.08)      (1.26)       (2.86)
-----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                 $9.89     $12.30    $17.20      $20.00       $16.14
-----------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                          (19.67)%   (21.18)%    0.78%      33.74%       23.60%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                         $984       $597      $643        $514       $1,779
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 1.27%      1.30%     1.31%/(3)/  1.31%/(3)/   1.31%/(3)/
   Expenses, before waivers and reimbursements                 1.48%      1.66%     1.66%       1.65%        1.68%
   Net investment loss, net of waivers and reimbursements     (0.56)%    (0.46)%   (0.88)%     (0.65)%      (0.44)%
   Net investment loss, before waivers and reimbursements     (0.77)%    (0.82)%   (1.23)%     (0.99)%      (0.81)%
 Portfolio Turnover Rate                                     148.40%    122.09%   129.05%     110.80%       79.11%
-----------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 1.30% absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  25  EQUITY PORTFOLIOS

EQUITY GROWTH PORTFOLIO

                                                                                      CLASS A

 DIVERSIFIED GROWTH PORTFOLIO

 Selected per share data                                             2002         2001        2000          1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                                  $7.52        $15.36      $19.79        $17.76         $16.20
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.04          0.03        0.01          0.07           0.07
 Net realized and unrealized gains (losses)                          (1.36)        (1.52)       0.08          3.95           3.46
  Total Income (Loss) from Investment Operations                     (1.32)        (1.49)       0.09          4.02           3.53
-----------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
  From net investment income                                         (0.03)        (0.01)      (0.07)        (0.07)         (0.11)
  From net realized gains                                                -         (6.34)      (4.45)        (1.92)         (1.86)
   Total Distributions Paid                                          (0.03)        (6.35)      (4.52)        (1.99)         (1.97)
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                        $6.17         $7.52      $15.36        $19.79         $17.76
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                                 (17.62)%      (16.52)%     (0.47)%       24.66%         25.22%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                             $66,371      $102,133    $111,612      $189,077       $177,947
 Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.73%/(2)/    0.66%       0.69%/(4)/    0.67%/(4)/     0.66%
  Expenses, before waivers and reimbursements                         0.97%         1.00%       1.01%         0.96%          0.96%
  Net investment income, net of waivers and reimbursements            0.49%         0.41%       0.06%         0.33%          0.45%
  Net investment income (loss), before waivers and reimbursements     0.25%         0.07%      (0.26)%        0.04%          0.15%
 Portfolio Turnover Rate                                             55.31%        55.76%      63.39%        67.47%         37.74%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS D
 Selected per share data                                            2002/(3)/    2001        2000 /(5)/    1999 /(5)/     1998
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                                  $7.23        $15.02      $19.49        $17.53         $16.03
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                         0.03          0.12       (0.05)            -           0.03
 Net realized and unrealized gains (losses)                          (1.33)        (1.57)       0.07          3.89           3.40
  Total Income (Loss) from Investment Operations                     (1.30)        (1.45)       0.02          3.89           3.43
-----------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
  From net investment income (loss)                                      -             -       (0.04)            -          (0.07)
  From net realized gains                                                -         (6.34)      (4.45)        (1.92)         (1.86)
  In excess of net investment income                                     -             -           -         (0.01)             -
   Total Distributions Paid                                              -         (6.34)      (4.49)        (1.93)         (1.93)
-----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                        $5.93         $7.23      $15.02        $19.49         $17.53
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return /(1)/                                                (17.98)%      (16.69)%     (0.88)%       24.09%         24.73%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                                $397          $442        $515          $476         $1,122
 Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                        1.12%/(2)/    1.05%       1.08%/(4)/    1.06%/(4)/     1.05%
  Expenses, before waivers and reimbursements                         1.36%         1.39%       1.40%         1.35%          1.35%
  Net investment income (loss), net of waivers and reimbursements     0.10%         0.02%      (0.33)%       (0.06)%         0.06%
  Net investment loss, before waivers and reimbursements            (0.14)%       (0.32)%     (0.65)%       (0.35)%        (0.24)%
 Portfolio Turnover Rate                                             55.31%        55.76%      63.39%        67.47%         37.74%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Expense ratios, net of waivers and reimbursements, for the years would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(3)   Distributions from net investment income were less than $0.01 per share.
(4) Expense ratios, net of waivers and reimbursements, for the years would have been 0.66% and 1.05% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(5) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                     CLASS A
 EQUITY INDEX PORTFOLIO
 Selected per share data                                      2002        2001        2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                           $15.57      $21.58      $25.34        $22.69        $20.09
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          0.18        0.20        0.27          0.28          0.28
 Net realized and unrealized gains (losses)                    (2.68)      (2.39)      (1.25)         4.13          4.02
   Total Income (Loss) from Investment Operations              (2.50)      (2.19)      (0.98)         4.41          4.30
--------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.19)      (0.20)      (0.23)        (0.32)        (0.26)
   From net realized gains                                     (0.52)      (3.62)      (2.55)        (1.43)        (1.44)
   In excess of net investment income                              -           -           -         (0.01)            -
     Total Distributions Paid                                  (0.71)      (3.82)      (2.78)        (1.76)        (1.70)
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                 $12.36      $15.57      $21.58        $25.34        $22.69
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN /(1)/                                           (16.69)%    (12.19)%     (4.57)%       20.53%        23.39%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                      $797,850    $905,174    $999,478    $1,368,157    $1,175,112
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  0.21%       0.21%       0.21%         0.21%         0.21%
   Expenses, before waivers and reimbursements                  0.37%       0.45%       0.45%         0.44%         0.46%
   Net investment income, net of waivers and reimbursements     1.34%       1.19%       1.10%         1.19%         1.36%
   Net investment income, before waivers and reimbursements     1.18%       0.95%       0.86%         0.96%         1.11%
 Portfolio Turnover Rate                                       26.53%      14.30%       8.49%        12.81%        15.26%
--------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C

 Selected per share data                                       2002        2001        2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                           $15.51      $21.52      $25.28        $22.64        $20.05
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          0.14        0.17        0.21          0.22          0.24
 Net realized and unrealized gains (losses)                    (2.66)      (2.40)      (1.23)         4.12          4.01
   Total Income (Loss) from Investment Operations              (2.52)      (2.23)      (1.02)         4.34          4.25
--------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.16)      (0.16)      (0.19)        (0.21)        (0.22)
   From net realized gains                                     (0.52)      (3.62)      (2.55)        (1.43)        (1.44)
   In excess of net investment income                              -           -           -         (0.06)            -
     Total Distributions Paid                                  (0.68)      (3.78)      (2.74)        (1.70)        (1.66)
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                 $12.31      $15.51      $21.52        $25.28        $22.64
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN /(1)/                                           (16.89)%    (12.43)%     (4.77)%       20.23%        23.09%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                       $47,325     $70,494     $91,522      $113,588      $111,991
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  0.45%       0.45%       0.45%         0.45%         0.45%
   Expenses, before waivers and reimbursements                  0.61%       0.69%       0.69%         0.68%         0.70%
   Net investment income, net of waivers and reimbursements     1.10%       0.95%       0.86%         0.95%         1.12%
   Net investment income, before waivers and reimbursements     0.94%       0.71%       0.62%         0.72%         0.87%
 Portfolio Turnover Rate                                       26.53%      14.30%       8.49%        12.81%        15.26%
--------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                           CLASS D
 EQUITY INDEX PORTFOLIO

 Selected per share data                2002      2001      2000       1999       1998
----------------------------------------------------------------------------------------
 Net Asset Value, Beginning
   of Year                             $15.51    $21.48    $25.25     $22.58     $20.00
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
 Net investment income                   0.14      0.13      0.17       0.16       0.21
 Net realized and
   unrealized gains (losses)            (2.69)    (2.34)    (1.23)      4.15       4.00
   Total Income (Loss) from
     Investment Operations              (2.55)    (2.21)    (1.06)      4.31       4.21
----------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS PAID:
   From net investment income           (0.14)    (0.14)    (0.16)     (0.14)     (0.19)
   From net realized gains              (0.52)    (3.62)    (2.55)     (1.43)     (1.44)
     In excess of net
       investment income                    -         -         -      (0.07)         -
       Total Distributions Paid         (0.66)    (3.76)    (2.71)     (1.64)     (1.63)
----------------------------------------------------------------------------------------
 Net Asset Value, End of Year          $12.30    $15.51    $21.48     $25.25     $22.58
----------------------------------------------------------------------------------------
 Total Return /(1)/                    (17.05)%  (12.36)%   (4.93)%    20.15%     22.90%
 SUPPLEMENTAL DATA AND
   RATIOS:
 Net assets, in thousands,
   end of year                         $5,397    $6,105    $9,904    $16,397    $31,703
 Ratio to average net
   assets of:
   Expenses, net of waivers
     and reimbursements                  0.60%     0.60%     0.60%      0.60%      0.60%
   Expenses, before waivers
     and reimbursements                  0.76%     0.84%     0.84%      0.83%      0.85%
   Net investment income,
     net of waivers and
     reimbursements                      0.95%     0.80%     0.71%      0.80%      0.97%
   Net investment income,
     before waivers and
     reimbursements                      0.79%     0.56%     0.47%      0.57%      0.72%
   Portfolio Turnover Rate              26.53%    14.30%     8.49%     12.81%     15.26%
----------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                               CLASS A
 BALANCED PORTFOLIO

 Selected per share data        2002 /(2)/    2001       2000       1999        1998
--------------------------------------------------------------------------------------
 Net Asset Value,
   Beginning of Year             $11.76      $13.69     $15.12     $14.95      $13.59
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
 Net investment income             0.24        0.35       0.40       0.40        0.38
 Net realized and
   unrealized gains
   (losses)                       (1.08)      (0.86)      0.18       1.55        1.81
   Total Income (Loss)
     from Investment
     Operations                   (0.84)      (0.51)      0.58       1.95        2.19
--------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
   PAID:
   From net investment
     income                       (0.27)      (0.37)     (0.34)     (0.47)      (0.32)
   From net realized
     gains                            -       (1.05)     (1.67)     (1.30)      (0.51)
   In excess of net
     investment income                -           -          -      (0.01)          -
   Total Distributions
     Paid                         (0.27)      (1.42)     (2.01)     (1.78)      (0.83)
--------------------------------------------------------------------------------------
 Net Asset Value, End
   of Year                       $10.65      $11.76     $13.69     $15.12      $14.95
--------------------------------------------------------------------------------------
 Total Return /(1)/               (7.26)%     (4.11)%     3.98%     14.11%      16.90%
 SUPPLEMENTAL DATA AND
   RATIOS:
 Net assets, in
   thousands, end of
   year                         $88,438     $97,121    $73,006    $76,884     $61,969
 Ratio to average net
   assets of:
   Expenses, net of
     waivers and
     reimbursements                0.61%       0.61%      0.61%      0.61%       0.61%
   Expenses, before
     waivers and
     reimbursements                0.86%       1.01%      1.07%      0.99%       1.04%
   Net investment
     income, net of
     waivers and
     reimbursements                2.21%       3.02%      2.83%      2.69%       2.83%
   Net investment
     income, before
     waivers and
     reimbursements                1.96%       2.62%      2.37%      2.31%       2.40%
 Portfolio Turnover
   Rate                          133.42%     110.80%     85.81%     77.19%      67.16%


                                               CLASS C

 Selected per share data        2002 /(2)/    2001       2000    1999 /(3)/     1998
--------------------------------------------------------------------------------------
 Net Asset Value,
   Beginning of Year             $11.76      $13.69     $15.13     $14.91      $13.56
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
 Net investment income             0.21        0.33       0.36       0.34        0.37
 Net realized and
   unrealized gains
   (losses)                       (1.09)      (0.86)      0.18       1.60        1.78
   Total Income (Loss)
     from Investment
     Operations                   (0.88)      (0.53)      0.54       1.94        2.15
--------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
   PAID:
   From net investment
     income                       (0.24)      (0.35)     (0.31)     (0.42)      (0.29)
   From net realized
     gains                            -       (1.05)     (1.67)     (1.30)      (0.51)
   Total Distributions
     Paid                         (0.24)      (1.40)     (1.98)     (1.72)      (0.80)
--------------------------------------------------------------------------------------
 Net Asset Value, End
   of Year                       $10.64      $11.76     $13.69     $15.13      $14.91
--------------------------------------------------------------------------------------
 Total Return /(1)/               (7.56)%     (4.33)%     3.72%     14.03%      16.61%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
   end of year                     $860        $905       $905       $805      $5,459
 Ratio to average net
   assets of:
   Expenses, net of
     waivers and
     reimbursements                0.85%       0.85%      0.85%      0.85%       0.85%
   Expenses, before
     waivers and
     reimbursements                1.10%       1.25%      1.31%      1.23%       1.28%
   Net investment
     income, net of
     waivers and
     reimbursements                1.97%       2.78%      2.59%      2.45%       2.58%
   Net investment
     income, before
     waivers and
     reimbursements                1.72%       2.38%      2.13%      2.07%       2.15%
 Portfolio Turnover
  Rate                           133.42%     110.80%     85.81%     77.19%      67.16%
--------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.01 for Class A and less than $0.01 for Class C, and to decrease each ratio of net investment income to average net assets as follows: 0.03% for Class A and Class C. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(3) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                CLASS D
 BALANCED PORTFOLIO

 Selected per share data     2002 /(2)/   2001      2000      1999       1998
-------------------------------------------------------------------------------
 NET ASSET VALUE,
   BEGINNING OF YEAR          $11.69     $13.61    $15.06    $14.88     $13.54
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
 Net investment income          0.19       0.37      0.34      0.36       0.40
 Net realized and
   unrealized gains
   (losses)                    (1.08)     (0.92)     0.18      1.53       1.72
   Total Income (Loss)
     from Investment
     Operations                (0.89)     (0.55)     0.52      1.89       2.12
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment
     income                    (0.22)     (0.32)    (0.30)    (0.41)     (0.27)
   From net realized gains         -      (1.05)    (1.67)    (1.30)     (0.51)
     Total Distributions
     Paid                      (0.22)     (1.37)    (1.97)    (1.71)     (0.78)
-------------------------------------------------------------------------------
 Net Asset Value, End of
   Year                       $10.58     $11.69    $13.61    $15.06     $14.88
-------------------------------------------------------------------------------
 Total Return /(1)/            (7.66)%    (4.44)%    3.56%    13.73%     16.45%
 SUPPLEMENTAL DATA AND
   RATIOS:
 Net assets, in thousands,
   end of year                  $317       $257      $487      $405       $752
 Ratio to average net
   assets of:
   Expenses, net of
     waivers and
     reimbursements             1.00%      1.00%     1.00%     1.00%      1.00%
   Expenses, before
     waivers and
     reimbursements             1.25%      1.40%     1.46%     1.38%      1.43%
   Net investment income,
     net of waivers and
     reimbursements             1.82%      2.63%     2.44%     2.30%      2.44%
   Net investment income,
     before waivers and
     reimbursements             1.57%      2.23%     1.98%     1.92%      2.01%
 Portfolio Turnover Rate      133.42%    110.80%    85.81%    77.19%     67.16%
-------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) less than $0.01 for Class D, and to decrease each ratio of net investment income to average net assets 0.03% for Class D. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2002

INTERNATIONAL GROWTH PORTFOLIO



                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.3%
--------------------------------------------------------------------------------
Australia - 3.5%
  Foster's Group Ltd.                                      767,455       $2,008
  M.I.M. Holdings Ltd.                                   2,796,787        2,433
--------------------------------------------------------------------------------
                                                                          4,441
--------------------------------------------------------------------------------
Canada - 4.0%
  ATI Technologies, Inc.*                                  352,316        2,800
  Inco Ltd.*                                               105,349        2,268
--------------------------------------------------------------------------------
                                                                          5,068
--------------------------------------------------------------------------------
China - 1.5%
  PetroChina Co. Ltd.                                   10,117,080        1,933
--------------------------------------------------------------------------------
Finland - 2.0%
  Stora Enso OYJ                                           203,796        2,493
--------------------------------------------------------------------------------
France - 11.1%
  Cie de Saint-Gobain                                       75,338        2,276
  Credit Lyonnais S.A.                                      19,472          973
  L'Oreal S.A.                                              29,645        2,116
  Orange S.A. *                                            290,365        2,210
  Societe Generale, Class A                                 17,345          977
  Thomson S.A. *                                           126,616        2,810
  TotalFinaElf S.A.                                         20,079        2,698
--------------------------------------------------------------------------------
                                                                         14,060
--------------------------------------------------------------------------------
Germany - 4.1%
  Altana A.G.                                               35,635        1,601
  Deutsche Boerse A.G.                                      46,068        1,838
  Schering A.G.                                             40,479        1,727
--------------------------------------------------------------------------------
                                                                          5,166
--------------------------------------------------------------------------------
Italy - 3.7%
  Ente Nazionale Idrocarburi S.p.A.                        242,817        3,531
  Snam Rete Gas                                            350,064        1,083
--------------------------------------------------------------------------------
                                                                          4,614
--------------------------------------------------------------------------------
Japan - 13.2%
  Asahi Glass Co. Ltd.                                     307,100        1,985
  Bank of Yokohama (The) Ltd.                              153,000          616
  Canon, Inc.                                               46,000        1,753
  Credit Saison Co. Ltd.                                     7,400          136
  Fuji Television Network, Inc.                                 13           54
  Komatsu Ltd.                                             383,000        1,366
  Mitsui Mining & Smelting Co. Ltd.                        970,000        2,431
  Suzuken Co. Ltd.                                          67,900        1,585
  Yamaha Corp.                                             257,900        2,490
  Yamaha Motor Co. Ltd.                                    268,000        2,063
  Yokogawa Electric Corp.                                  338,000        2,180
--------------------------------------------------------------------------------
                                                                         16,659
--------------------------------------------------------------------------------
Korea (Republic of) - 0.7%
  Kookmin Bank ADR *                                        22,600          872
--------------------------------------------------------------------------------
Netherlands - 4.7%
  Koninklijke Philips Electronics N.V.                     133,181        2,923
  Royal KPN N.V.                                           459,775        3,055
--------------------------------------------------------------------------------
                                                                          5,978
--------------------------------------------------------------------------------
Norway - 2.1%
  Tandberg ASA *                                           193,079        2,663
--------------------------------------------------------------------------------
Spain - 2.1%
  Acerinox S.A.                                             19,855          770
  ACS Actividades de Construccion
   y Servicios S.A.                                         62,077        1,848
--------------------------------------------------------------------------------
                                                                          2,618
--------------------------------------------------------------------------------
Sweden - 3.9%
  Atlas Copco AB, Class A                                   86,066        1,984
  Sandvik AB                                                52,720        1,271
  Skandinaviska Enskilda Banken (SEB), Class A             186,655        1,729
--------------------------------------------------------------------------------
                                                                          4,984
--------------------------------------------------------------------------------
Switzerland - 9.2%
  Adecco S.A. (Registered)                                  49,610        2,307
  Novartis A.G. (Registered)                                26,999        1,005
  Roche Holding A.G. (Genuss)                               40,647        2,891
  Swiss Reinsurance (Registered)                            39,045        2,922
  Zurich Financial Services A.G.                            22,566        2,430
--------------------------------------------------------------------------------
                                                                         11,555
--------------------------------------------------------------------------------
Taiwan - 1.4%
  United Microelectronics Corp. ADR *                      398,410        1,809
--------------------------------------------------------------------------------
United Kingdom - 23.1%
  Abbey National PLC                                       158,077        1,593
  BAA PLC                                                  172,136        1,403
  BHP Billiton PLC                                         425,848        2,260
  HSBC Holdings PLC                                        382,888        4,543
  Imperial Chemical Industries PLC                         427,992        1,667
  Legal & General Group PLC                              1,145,733        2,050
  Reed Elsevier PLC                                        194,942        1,714
  Royal Bank of Scotland Group PLC                         139,564        3,579
  Standard Chartered PLC                                   145,223        1,751
  Unilever PLC                                             219,627        1,956
  Vodafone Group PLC                                     2,710,996        5,146


See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  31  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO (continued)



                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.3% - (CONTINUED)
--------------------------------------------------------------------------------
United Kingdom - 23.1% - (continued)
  William Hill PLC                                         449,312       $1,498
--------------------------------------------------------------------------------
                                                                         29,160
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $105,516)                                                         114,073


--------------------------------------------------------------------------------
Preferred Stocks - 3.0%
--------------------------------------------------------------------------------
Germany - 3.0%
  Henkel KGaA                                               28,582        1,737
  Porsche A.G.                                               4,266        1,987
--------------------------------------------------------------------------------
                                                                          3,724
--------------------------------------------------------------------------------
Total Preferred Stock
--------------------------------------------------------------------------------
(Cost $3,565)                                                             3,724



                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)        (000S)
--------------------------------------------------------------------------------
Short-Term Investment - 5.5%
--------------------------------------------------------------------------------
  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                          $6,996        6,996
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $6,996)                                                             6,996



--------------------------------------------------------------------------------
Total Investments - 98.8%
--------------------------------------------------------------------------------
(Cost $116,077)                                                         124,793
  Other Assets less Liabilities - 1.2%                                    1,525
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $126,318

* Non-Income Producing Security


At November 30, 2002, the International Growth Portfolio had open futures contracts as follows:

--------------------------------------------------------------------------------
                                      NOTIONAL                       UNREALIZED
                           NUMBER OF   AMOUNT   CONTRACT  CONTRACT      GAIN
    TYPE                   CONTRACTS   (000S)   POSITION    EXP.       (000S)
--------------------------------------------------------------------------------
EuroStoxx-50                   97      $2,545     Long     12/02        $58
FTSE 100                       38       2,467     Long     12/02         50
Nikkei 225                     34       1,270     Long     12/02         36
--------------------------------------------------------------------------------
Total                                  $6,282                          $144


At November 30, 2002, the International Growth Portfolio's investments were diversified as follows:

---------------------------------------------
INDUSTRY SECTOR                    PERCENTAGE
---------------------------------------------
Basic Industries/Energy                7.3%
Basic Materials                       11.8
Capital Goods                         10.9
Consumer Goods                        11.5
Financial Services                    15.2
Food/Beverages                         6.6
Insurance                              6.2
Media                                  1.7
Pharmaceuticals                        7.5
Real Estate                            0.2
Retail                                 0.3
Technology                             9.5
Telecommunication                      8.9
Transportation                         1.2
Utilities                              1.2
---------------------------------------------
Total                                100.0%


At November 30, 2002, the International Growth Portfolio's investments were denominated in the following currencies:


--------------------------------------------------
CONCENTRATION BY CURRENCY               PERCENTAGE
--------------------------------------------------
Euro                                       31.0%
United Kingdom Pound                       23.4
Japanese Yen                               13.3
Switzerland Franc                           9.3
United States Dollar                        7.8
All other currencies less than 5%          15.2
--------------------------------------------------
Total                                     100.0%


See Notes to the Financial Statements.


EQUITY PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

At November 30, 2002, the International Growth Portfolio had outstanding foreign currency contracts as follows:

--------------------------------------------------------------------------------
                                       CONTRACT     CONTRACT
                                        AMOUNT       AMOUNT
                                        (LOCAL       (U.S.      UNREALIZED
CONTRACT                   DELIVERY    CURRENCY)    DOLLARS)    GAIN/(LOSS)
  TYPE       CURRENCY        DATE       (000S)       (000S)       (000S)
--------------------------------------------------------------------------------
            Australian
Sell        Dollar         12/2/02         420        $233          $(2)

Buy         Euro           12/2/02         114         113            -

Buy         Euro           12/3/02         656         652            1

            Hong Kong
Sell        Dollar         12/2/02         903         116            -

            Japanese
Sell        Yen            12/3/02      90,227         736            -
--------------------------------------------------------------------------------
Total                                                               $(1)


See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  33  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                        NUMBER        VALUE
                                                       OF SHARES      (000S)
--------------------------------------------------------------------------------
  COMMON STOCKS - 96.7%
  AUSTRALIA - 4.5%
   Amcor Ltd.                                          11,886       $55
   AMP Diversified Property Trust                       6,800        10
   AMP Ltd.                                            16,364       121
   Ansell Ltd. /*/                                      2,440        10
   Aristocrat Leisure Ltd.                              3,900        11
   Australia and New Zealand Banking Group Ltd.        21,686       229
   Australian Gas Light Co. Ltd.                        6,275        36
   Australian Stock Exchange Ltd.                       1,450         9
   BHP Billiton Ltd.                                   53,602       305
   BHP Steel Ltd. /*/                                  11,394        20
   Boral Ltd.                                           8,250        19
   Brambles Industries Ltd.                            13,891        35
   BRL Hardy Ltd.                                       2,278         9
   CFS Gandel Retail Trust                             17,490        13
   Coca-Cola Amatil Ltd.                                5,965        18
   Cochlear Ltd.                                          750        16
   Coles Myer Ltd.                                     16,266        60
   Commonwealth Bank of Australia                      18,059       275
   Commonwealth Property Office Fund                   17,682        12
   Computershare Ltd.                                   6,400         7
   CSL Ltd.                                             2,300        28
   CSR Ltd.                                            13,500        47
   David Jones Ltd.                                     5,762         4
   Deutsche Office Trust                               16,500        12
   Energy Developments Ltd.                             1,100         1
   Foster's Group Ltd.                                 29,498        77
   Futuris Corp. Ltd.                                   8,770         7
   General Property Trust                              27,548        44
   Goodman Fielder Ltd.                                16,636        14
   Harvey Norman Holdings Ltd.                          7,600        11
   Iluka Resources Ltd.                                 3,317         8
   Insurance Australia Group Ltd.                      21,310        31
   James Hardie Industries N.V.                         5,900        22
   John Fairfax Holdings Ltd.                          10,600        18
   Leighton Holdings Ltd.                               1,900        10
   Lend Lease Corp. Ltd.                                5,601        31
   M.I.M. Holdings Ltd.                                28,682        25
   Macquarie Bank Ltd.                                  2,900        39
   Macquarie Infrastructure Group                      27,300        50
   Mayne Group Ltd.                                    11,692        21
   Mirvac Group                                         8,941        21
   National Australia Bank Ltd.                        22,266       409
   Newcrest Mining Ltd.                                 4,605       $15
   News Corp. Ltd.                                     21,161       151
   News Corp. Ltd. (Preferred Ordinary)                27,759       166
   OneSteel Ltd.                                        7,360         7
   Orica Ltd.                                           4,014        24
   Origin Energy Ltd.                                   9,376        19
   PaperlinX Ltd.                                       5,200        14
   Patrick Corp. Ltd.                                   2,350        18
   Principal Office Fund                               13,400        12
   Publishing & Broadcasting Ltd.                       1,900         9
   QBE Insurance Group Ltd.                             8,260        37
   Rio Tinto Ltd.                                       4,539        88
   Santos Ltd.                                          8,400        28
   SciGen Ltd. /*/                                      2,900         -
   Sonic Healthcare Ltd.                                3,200        12
   Sons of Gwalia Ltd.                                  1,916         2
   Southcorp Ltd.                                       9,072        24
   Stockland                                           11,979        33
   Suncorp-Metway Ltd.                                  7,600        50
   TAB Ltd.                                             6,500        11
   TABCORP Holdings Ltd.                                5,362        33
   Telstra Corp. Ltd.                                  31,580        81
   Transurban Group                                     6,245        14
   Wesfarmers Ltd.                                      5,357        84
   Westfield Holdings Ltd.                              6,100        48
   Westfield Trust                                     29,592        58
   Westpac Banking Corp. Ltd.                          25,285       202
   WMC Ltd.                                            16,025        75
   Woodside Petroleum Ltd.                              6,750        45
   Woolworths Ltd.                                     15,185        97
--------------------------------------------------------------------------------
                                                                  3,657
--------------------------------------------------------------------------------
  AUSTRIA - 0.1%
   Boehler-Uddeholm A.G.                                   94         4
   Erste Bank Der Oesterreichischen Sparkassen A.G.       387        21
   Flughafen Wien A.G.                                    161         5
   Mayr-Melnhof Karton A.G.                                67         5
   Oesterreichische Elektrizitaetswirtschafts A.G.
    (Verbund), Class A                                     62         5
   OMV A.G.                                               191        17
   RHI A.G.                                               261         2
   Telekom Austria A.G. /*/                             2,944        27
   VA Technologie A.G.                                    120         2


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT


--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2002
--------------------------------------------------------------------------------



                                                         NUMBER            VALUE
                                                        OF SHARES         (000S)
--------------------------------------------------------------------------------
  COMMON STOCKS - 96.7% - (continued)
--------------------------------------------------------------------------------
  Austria - 0.1% - (continued)
     Voest-Alpine A.G.                                        245         $    6
     Wienerberger A.G.                                        451              7
--------------------------------------------------------------------------------
                                                                             101
--------------------------------------------------------------------------------
  Belgium - 1.0%
     AGFA-Gevaert N.V.                                      1,650             34
     Barco N.V.                                               150              7
     Bekaert N.V.                                             240             10
     Colruyt S.A.                                             250             13
     Compagnie Maritime Belge S.A.                             50              2
     D'ieteren N.V.                                            40              6
     Delhaize Group                                         1,037             19
     Dexia                                                  9,250            113
     Electrabel S.A.                                          410             97
     Fortis                                                14,040            249
     Groupe Bruxelles Lambert S.A.                          1,000             40
     Interbrew *                                            2,150             45
     KBC Bankverzekeringsholding                            1,302             43
     Omega Pharma S.A.                                        300              9
     Solvay S.A., Class A                                     615             40
     UCB S.A.                                               1,240             34
     Umicore                                                  250             10
--------------------------------------------------------------------------------
                                                                             771
--------------------------------------------------------------------------------
  Denmark - 0.7%
     Bang & Olufsen A/S, Class B                              150              3
     Carlsberg A/S, Class B                                   349             14
     Coloplast A/S, Class B                                   189             12
     Dampskibsselskabet af 1912 A/S, Class B                    4             22
     Dampskibsselskabet Svendborg A/S, Class B                  3             22
     Danisco A/S                                              838             28
     Danske Bank A/S                                        7,882            132
     DSV De Sammensluttede Vognmaend A/S                      268              6
     FLS Industries A/S, Class B                              384              3
     GN Store Nord                                          3,276             10
     Group 4 Falck A/S                                        959             23
     H. Lundbeck A/S                                        1,015             29
     ISS A/S                                                  630             25
     Kobenhavns Lufthavne                                      87              6
     NEG Micon A/S *                                          259              5
     NKT Holding A/S                                          220              2
     Novo-Nordisk A/S, Class B                              3,899            120
     Novozymes A/S, Class B                                   799             16
     Ostasiatiske Kompagni                                    267              6




                                                         NUMBER            VALUE
                                                        OF SHARES         (000S)
--------------------------------------------------------------------------------
  COMMON STOCKS - 96.7% - (continued)
--------------------------------------------------------------------------------
  Denmark - 0.7% - (continued)
     TDC A/S                                                1,863         $   49
     TK Development                                           187              1
     Topdanmark A/S                                           372              9
     Vestas Wind Systems A/S                                1,506             14
     William Demant Holding A/S                               393              8
--------------------------------------------------------------------------------
                                                                             565
--------------------------------------------------------------------------------
  Finland - 2.2%
     Amer Group Ltd.                                          400             13
     AvestaPolarit OYJ Abp                                    112              1
     Fortum OYJ                                             4,900             28
     Instrumentarium Corp. OYJ                                700             20
     KCI Konecranes International                             200              5
     Kesko OYJ, Class B                                       800              9
     Kone OYJ, Class B                                        500             14
     Metso OYJ                                              1,400             15
     Nokia OYJ                                             68,570          1,323
     Orion-Yhtymae OYJ, Class B                               500             10
     Outokumpu OYJ                                          1,300             13
     Pohjola Group PLC, Class D                               200              3
     Rautaruukki OYJ                                        1,200              4
     Sampo OYJ, Class A                                     4,000             30
     Stora Enso OYJ, Class R                                9,800            120
     TietoEnator OYJ                                        1,200             19
     UPM-Kymmene OYJ                                        3,580            130
     Uponor OYJ                                               400              7
     Wartsila OYJ, Class B                                    500              6
--------------------------------------------------------------------------------
                                                                           1,770
--------------------------------------------------------------------------------
  France - 8.4%
     Accor S.A.                                             2,750             96
     Air France                                             1,000             12
     Air Liquide                                            1,422            191
     Alcatel S.A., Class A                                 15,799             90
     Alstom                                                 3,500             26
     Altran Technologies S.A.                                 900              7
     Atos Origin                                              300             11
     Autoroutes du Sud de la France *                       1,100             27
     Aventis S.A.                                           9,707            540
     Axa                                                   19,894            320
     BNP Paribas                                           11,467            468
     Bouygues                                               2,500             74
     Business  Objects S.A. *                                 800             17
     Cap Gemini S.A.                                        1,469             47

See Notes to the Financial Statements.



                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
France - 8.4% - (continued)
   Carrefour S.A.                                        7,662         $337
   Cie de Saint-Gobain                                   4,428          134
   Club Mediterranee S.A.                                  150            4
   Dassault Systems S.A.                                   550           16
   Essilor International S.A.                            1,400           56
   Etablissements Economiques du Casino
    Guichard-Perrachon S.A.                                400           27
   France Telecom S.A.                                   5,798          104
   Groupe Danone                                         1,833          240
   Imerys S.A.                                             100           12
   L'Oreal S.A.                                          4,802          343
   Lafarge S.A.                                          1,872          152
   Lagardere S.C.A.                                      1,900           87
   LVMH Moet Hennessy Louis Vuitton S.A.                 3,102          146
   Michelin Compagnie Generale des Establissements,
    Class B                                              1,848           64
   Pechiney S.A., Class A                                1,000           38
   Pernod-Ricard                                           576           52
   Peugeot S.A.                                          2,217          100
   Pinault-Printemps-Redoute S.A.                          917           81
   Publicis Groupe                                       1,400           36
   Renault S.A.                                          2,234          110
   Sagem S.A.                                              157           11
   Sanofi-Synthelabo S.A.                                5,782          342
   Schneider Electric S.A.                               2,950          143
   Societe BIC S.A.                                        450           15
   Societe Generale, Class A                             4,291          242
   Societe Television Francaise 1                        1,800           54
   Sodexho Alliance S.A.                                 1,240           32
   Suez                                                  2,400           43
   Suez (Stripe VVPR) *                                  2,400            -
   Suez S.A.                                            11,729          215
   Technip-Coflexip S.A.                                   279           22
   Thales S.A.                                           1,000           28
   Thomson (ex-TMM) *                                    2,301           51
   TotalFinaElf S.A.                                     9,134        1,228
   Union du Credit-Bail Immobilier                         550           34
   Valeo S.A.                                            1,154           38
   Vinci S.A.                                              960           55
   Vivendi Universal S.A.                               13,295          217
   Zodiac S.A.                                             500           10
------------------------------------------------------------------------------
                                                                      6,845
------------------------------------------------------------------------------
Germany - 5.7%
   Adidas-Salomon A.G.                                     650          $53
   Aixtron A.G.                                            700            4
   Allianz A.G. (Registered)                             2,689          300
   Altana A.G.                                           1,000           45
   BASF A.G.                                             7,578          292
   Bayer A.G.                                            9,996          228
   Bayerische Hypo-und Vereinsbank A.G.                  4,867           80
   Beiersdorf A.G.                                         450           45
   Buderus A.G.                                            600           13
   Continental A.G.                                      1,550           25
   DaimlerChrysler A.G.                                 12,310          449
   Deutsche Bank A.G. (Registered)                       8,066          404
   Deutsche Boerse A.G.                                    900           36
   Deutsche Lufthansa A.G. (Registered)                  2,750           30
   Deutsche Post A.G. (Registered)                       5,603           60
   Deutsche Telekom A.G. (Registered)                   30,308          369
   Douglas Holding A.G.                                    300            6
   E.ON A.G.                                             8,458          362
   Epcos A.G.                                              700           12
   Fresenius Medical Care A.G.                             500           23
   Gehe A.G.                                               350           13
   HeidelbergCement A.G.                                   420           15
   HeidelbergCement A.G. (VVPR) *                           80            -
   Infineon Technologies A.G. *                          5,200           53
   KarstadtQuelle A.G.                                     600           11
   Linde A.G.                                            1,200           45
   MAN A.G.                                              1,500           23
   Marschollek Lautenschlaeger und Partner                 800           11
   Merck KGaA                                              650           16
   Metro A.G.                                            2,090           51
   Muenchener Rueckversicherungs A.G. (Registered)       1,545          215
   RWE A.G.                                              5,288          149
   SAP A.G.                                              2,932          257
   Schering A.G.                                         2,550          109
   Siemens A.G. (Registered)                            11,559          568
   ThyssenKrupp A.G.                                     4,800           57
   TUI A.G.                                              1,813           37
   Volkswagen A.G.                                       3,195          129
   WCM Beteilgungs & Grundbesitz A.G.                    2,266            6
-----------------------------------------------------------------------------
                                                                      4,601
-----------------------------------------------------------------------------
Greece - 0.3%
   Alpha Bank A.E.                                       2,130           26


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002


                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
Greece - 0.3% - (continued)
   Aluminum of Greece S.A.I.C.                             130           $3
   Attica Enterprise Holding S.A.                          820            2
   Coca Cola Hellenic Bottling Co. S.A.                  1,370           21
   Commercial Bank Of Greece                               990           15
   EFG Eurobank Ergasias S.A.                            2,260           26
   EYDAP Athens Water Supply & Sewage Co. S.A.             470            2
   Folli-Follie S.A.                                       210            3
   Greek Organization of Football Prognostics SA         1,160           12
   Hellenic Duty Free Shops S.A.                           340            2
   Hellenic Petroleum S.A.                               1,310            8
   Hellenic Technodomiki Tev S.A.                          920            6
   Hellenic Telecommunications Organization S.A.         4,730           52
   Intracom S.A.                                         1,080            6
   M.J. Maillis S.A.                                       480            2
   National Bank Of Greece S.A.                          1,970           28
   Papastratos Cigarette Co.                               250            4
   Piraeus Bank S.A.                                     1,680           11
   Public Power Corp.                                      670            8
   Technical Olympic S.A.                                1,080            3
   Titan Cement Co. S.A.                                   410           15
   Viohalco                                              1,370            6
   Vodafone-Panafon S.A.                                 2,340           13
-----------------------------------------------------------------------------
                                                                        274
-----------------------------------------------------------------------------
Hong Kong - 1.6%
   ASM Pacific Technology                                3,000            7
   Bank of East Asia Ltd.                               19,704           34
   BOC Hong Kong Holdings Ltd. *                        38,000           42
   Cathay Pacific Airways Ltd.                          14,000           20
   Cheung Kong Holdings Ltd.                            22,000          162
   Cheung Kong Infrastructure Holdings Ltd.              7,000           12
   CLP Holdings Ltd.                                    26,000          104
   Esprit Holdings Ltd.                                  8,000           15
   Giordano International Ltd.                          19,000            9
   Hang Lung Properties Ltd.                            17,000           16
   Hang Seng Bank Ltd.                                  11,000          120
   Henderson Land Development                            9,000           32
   Hong Kong & China Gas Co. Ltd.                       52,920           70
   Hong Kong Electric Holdings Ltd.                     20,000           78
   Hong Kong Exchanges and Clearing Ltd.                14,000           19
   Hutchison Whampoa Ltd.                               30,500          214
   Hysan Development Co. Ltd.                            8,222            6
   Johnson Electric Holdings                            21,200           25
   Li & Fung Ltd.                                       22,000           24
   MTR Corp.                                            18,000           20
   New World Development Ltd.                           19,974           12
   PCCW Ltd. *                                         131,822           25
   SCMP Group Ltd.                                      14,000            6
   Shangri-La Asia Ltd.                                 13,000            9
   Sino Land Co.                                        20,963            7
   Sun Hung Kai Properties Ltd.                         19,172          129
   Swire Pacific Ltd., Class A                          13,500           56
   Television Broadcasts Ltd.                            4,000           14
   Wharf Holdings Ltd.                                  18,000           38
-----------------------------------------------------------------------------
                                                                      1,325
-----------------------------------------------------------------------------
Ireland - 0.7%
   Allied Irish Banks PLC                               12,914          182
   Bank of Ireland                                      14,544          159
   CRH PLC                                               7,542          110
   DCC PLC                                               1,145           12
   Elan Corp. PLC *                                      5,049           13
   Greencore Group PLC                                   2,294            6
   Independent News & Media PLC                          6,196            9
   Irish Life & Permanent PLC                            3,880           45
   Kerry Group PLC, Class A                              1,739           23
   Ryanair Holdings PLC *                                4,607           35
   Waterford Wedgwood PLC - Units                        8,748            5
-----------------------------------------------------------------------------
                                                                        599
-----------------------------------------------------------------------------
Italy - 3.8%
   ACEA S.p.A.                                           1,450            7
   Alitalia S.p.A. *                                    28,000            8
   Alleanza Assicurazioni S.p.A.                         6,338           53
   Arnoldo Mondadori Editore S.p.A.                      2,000           14
   Assicurazioni Generali S.p.A.                        14,890          298
   Autogrill S.p.A.                                      2,000           18
   Autostrade Concessioni e Costruzioni
    Autostrade S.p.A.                                   12,276          116
   Banca Fideuram S.p.A.                                 4,000           23
   Banca Monte dei Paschi di Siena S.p.A.               11,000           27
   Banca Nazionale del Lavoro S.p.A.                    23,000           29
   Banca Popolare di Milano SCRL                         6,000           21
   Benetton Group S.p.A.                                   800            8
   Bulgari S.p.A.                                        2,000           11
   Capitalia S.p.A.                                     17,615           29
   e.Biscom *                                              165            5


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
Italy - 3.8% - (continued)
   Enel S.p.A                                          30,892          $157
   Ente Nazionale Idrocarburi S.p.A.                   40,138           584
   Fiat S.p.A.                                          3,440            33
   Fiat S.p.A. - RNC                                    1,530             8
   Fineco S.p.A.                                       22,491            12
   Gruppo Editoriale L'Espresso S.p.A.                  2,000             8
   IntesaBci S.p.A - RNC                               12,696            20
   IntesaBci S.p.A.                                    51,325           112
   Italcementi S.p.A.                                   1,080            11
   Italgas S.p.A.                                       2,500            32
   Luxottica Group S.p.A.                               2,000            27
   Mediaset S.p.A.                                      9,000            76
   Mediobanca S.p.A.                                    6,000            46
   Mediolanum S.p.A.                                    3,000            18
   Parmalat Finanziaria S.p.A.                          5,320            13
   Pirelli S.p.A.                                      14,000            15
   Rinascente (La) S.p.A.                               2,000             9
   Riunione Adriatica di Sicurta S.p.A.                 5,000            63
   San Paolo IMI S.p.A.                                12,835           100
   Seat-Pagine Gialle S.p.A. *                         72,523            59
   Snam Rete Gas S.p.A                                 10,647            33
   SNIA S.p.A.                                          3,680             7
   Telecom Italia S.p.A.                               34,243           280
   Telecom Italia S.p.A. - RNC                         29,953           161
   TIM S.p.A.                                          54,672           282
   Tiscali S.p.A. *                                     2,000            12
   UniCredito Italiano S.p.A.                          49,712           198
-----------------------------------------------------------------------------
                                                                      3,043
-----------------------------------------------------------------------------
Japan - 20.3%
   77 Bank (The) Ltd.                                   5,000            19
   Acom Co. Ltd.                                        1,100            42
   Aderans Co. Ltd.                                       500            11
   Advantest Corp.                                      1,000            51
   Aeon Co. Ltd.                                        3,200            79
   Aeon Credit Service Co. Ltd.                           300            12
   Aiful Corp.                                            550            27
   Ajinomoto Co., Inc.                                  8,000            80
   All Nippon Airways Co. Ltd. *                        7,000            13
   Alps Electric Co. Ltd.                               2,000            27
   Amada Co. Ltd.                                       3,000             9
   Amano Corp.                                          1,000             7
   Anritsu Corp.                                        1,000             5
   Aoyama Trading Co. Ltd.                                800            10
   Ariake Japan Co. Ltd.                                  200             6
   Asahi Breweries Ltd. *                               6,000            36
   Asahi Glass Co. Ltd.                                11,000            71
   Asahi Kasei Corp.                                   18,000            42
   Asatsu-DK, Inc.                                        500             9
   Ashikaga Bank (The) Ltd. *                          11,000            13
   Autobacs Seven Co. Ltd.                                400             8
   Avex, Inc.                                             300             4
   Bank of Fukuoka (The) Ltd.                           7,000            27
   Bank of Yokohama (The) Ltd. *                       13,000            52
   Banyu Pharmaceutical Co. Ltd.                        2,000            17
   Bellsystem 24, Inc.                                     40             7
   Benesse Corp.                                        1,200            15
   Bridgestone Corp.                                    9,000           120
   Canon, Inc.                                         12,000           457
   Capcom Co. Ltd.                                        500            10
   Casio Computer Co. Ltd.                              3,000            18
   Central Japan Railway Co.                               13            81
   Chiba Bank (The) Ltd.                                9,000            27
   Chubu Electric Power Co., Inc.                       9,500           161
   Chugai Pharmaceutical Co. Ltd.                       3,300            27
   Citizen Watch Co. Ltd.                               4,000            20
   Coca-Cola West Japan Co. Ltd.                          600             9
   Credit Saison Co. Ltd.                               1,700            31
   CSK  Corp.                                             900            22
   Dai Nippon Printing Co. Ltd.                         9,000           107
   Daicel Chemical Industries                           3,000             8
   Daiei (The), Inc. *                                  3,000             3
   Daifuku Co. Ltd.                                     1,000             3
   Daiichi Pharmaceutical Co. Ltd.                      3,000            45
   Daikin Industries Ltd.                               2,000            33
   Daimaru, Inc.                                        3,000            10
   Dainippon Ink & Chemicals, Inc. *                    9,000            15
   Dainippon Screen Manufacturing Co. Ltd.              2,000             8
   Daito Trust Construction Co. Ltd.                    1,200            24
   Daiwa Bank Holdings, Inc.                           57,000            32
   Daiwa House Industry Co. Ltd.                        6,000            32
   Daiwa Securities Group, Inc.                        16,000            73
   Denki Kagaku Kogyo Kabushiki Kaisha                  6,000            14
   Denso Corp.                                          6,500           105
   Dowa Mining Co. Ltd.                                 4,000            16


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
Japan - 20.3% - (continued)
   East Japan Railway Co.                                  46          $217
   Ebara Corp.                                          3,000            10
   Eisai Co. Ltd.                                       3,200            66
   FamilyMart                                           1,000            20
   Fanuc Ltd.                                           1,600            77
   Fast Retailing Co. Ltd.                              1,000            36
   Fuji Electric Co. Ltd.                               7,000            13
   Fuji Machine Manufacturing Co. Ltd.                    500             4
   Fuji Photo Film Co. Ltd.                             6,000           195
   Fuji Soft ABC, Inc.                                    400             8
   Fuji Television Network, Inc.                            3            12
   Fujikura Ltd. *                                      4,000            11
   Fujisawa Pharmaceutical Co. Ltd.                     3,000            65
   Fujitsu Ltd. *                                      23,000            82
   Fujitsu Support and Service, Inc.                      300             4
   Furukawa Electric Co. Ltd. *                         7,000            17
   Gunma Bank (The) Ltd.                                5,000            22
   Gunze Ltd.                                           3,000            10
   Hankyu Department Stores                             2,000            11
   Hino Motors Ltd.                                     3,000             9
   Hirose Electric Co. Ltd.                               400            30
   Hitachi Zosen Corp. *                               12,000             3
   Hitachi Cable Ltd.                                   2,000             5
   Hitachi Ltd.                                        41,000           174
   Hitachi Software Engineering Co. Ltd.                  300             8
   Hokuriku Bank (The) Ltd. *                           9,000            13
   Honda Motor Co. Ltd.                                 9,100           343
   House Foods Corp.                                    1,000             9
   Hoya Corp.                                           1,400            95
   Isetan Co. Ltd.                                      2,000            15
   Ishihara Sangyo Kaisha Ltd. *                        4,000             5
   Ishikawajima-Harima Heavy Industries Co. Ltd.       16,000            17
   ITO EN Ltd.                                            300             9
   Ito-Yokado Co. Ltd.                                  5,000           172
   Itochu Corp.                                        19,000            44
   Itochu Techno-Science Corp.                            400             9
   Japan Airlines System Corp. *                        9,000            20
   Japan Tobacco, Inc.                                     10            62
   JFE Holdings, Inc. *                                 6,225            73
   JGC Corp.                                            3,000            18
   Joyo Bank (The) Ltd.                                11,000            30
   JSR Corp.                                            2,000            20
   Kajima Corp.                                        11,000            28
   Kaken Pharmaceutical Co. Ltd.                        1,000             4
   Kamigumi Co. Ltd.                                    3,000            13
   Kanebo Ltd. *                                        6,000             6
   Kaneka Corp.                                         3,000            17
   Kansai Electric Power Co., Inc.                      9,700           134
   Kao Corp.                                            8,000           172
   Katokichi Co Ltd.                                    1,000            14
   Kawasaki Heavy Industries Ltd. *                    17,000            14
   Kawasaki Kisen Kaisha Ltd.                           7,000            11
   Keihin Electric Express Railway Co. Ltd.             6,000            27
   Keio Electric Railway Co. Ltd.                       8,000            43
   Keyence Corp.                                          400            72
   Kikkoman Corp.                                       2,000            13
   Kinden Corp.                                         2,000             6
   Kinki Nippon Railway Co. Ltd.                       21,000            47
   Kirin Brewery Co. Ltd.                              10,000            60
   Kokuyo Co. Ltd.                                      1,000             8
   Komatsu Ltd.                                        14,000            50
   Komori Corp.                                         1,000             9
   Konami Corp.                                         1,300            34
   Konica Corp.                                         3,000            22
   Koyo Seiko Co. Ltd.                                  1,000             4
   Kubota Corp.                                        13,000            35
   Kuraray Co. Ltd.                                     5,000            30
   Kurita Water Industries Ltd.                         1,400            13
   Kyocera Corp.                                        2,300           153
   Kyowa Exeo Corp.                                     1,000             3
   Kyowa Hakko Kogyo Co. Ltd.                           5,000            20
   Kyushu Electric Power Co., Inc.                      5,200            71
   Lawson, Inc.                                         1,000            27
   Mabuchi Motor Co. Ltd.                                 400            37
   Makita Corp.                                         2,000            15
   Marubeni Corp.                                      17,000            16
   Marui Co. Ltd.                                       4,300            43
   Matsushita Electric Industrial Co. Ltd.             31,884           327
   Matsushita Electric Works Ltd.                       6,000            35
   Meiji Dairies Corp.                                  3,000            10
   Meiji Seika Kaisha Ltd.                              4,000            11
   Meitec Corp.                                           500            12
   Millea Holdings Inc.                                    20           154
   Minebea Co. Ltd.                                     5,000            22



See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 EQUITY PORTFOLIOS

-------------------------------
  EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
    SCHEDULE OF INVESTMENTS
    ----------------------------------------------------------------------------
    INTERNATIONAL EQUITY INDEX PORTFOLIO (Continued)



                                                         NUMBER          VALUE
                                                        OF SHARES       (000S)
--------------------------------------------------------------------------------
  COMMON STOCKS - 96.7% - (CONTINUED)
--------------------------------------------------------------------------------
  Japan - 20.3% - (continued)
     Mitsubishi Chemical Corp.                             24,000          $49
     Mitsubishi Corp.                                      15,000           95
     Mitsubishi Electric Corp. *                           23,000           65
     Mitsubishi Estate Co. Ltd.                            13,000           97
     Mitsubishi Gas Chemical Co. *                          5,000            7
     Mitsubishi Heavy Industries Ltd.                      41,000          104
     Mitsubishi Logistics Corp.                             1,000            5
     Mitsubishi Materials Corp.                            13,000           15
     Mitsubishi Paper Mills                                 3,000            3
     Mitsubishi Rayon Co. Ltd.                              7,000           16
     Mitsubishi Tokyo Financial Group, Inc. *                  50          302
     Mitsui & Co. Ltd.                                     17,000           86
     Mitsui Chemicals, Inc.                                 7,000           29
     Mitsui Engineering & Shipbuilding Co. Ltd. *          10,000            9
     Mitsui Fudosan Co. Ltd.                               10,000           72
     Mitsui Mining & Smelting Co. Ltd.                      8,000           20
     Mitsui O.S.K. Lines Ltd.                              10,000           19
     Mitsui Sumitomo Insurance Co. Ltd.                    18,000           78
     Mitsui Trust Holding, Inc.                             6,000            9
     Mitsukoshi Ltd.                                        5,000           11
     Mitsumi Electric Co. Ltd.                              1,000           10
     Mizuho Holdings, Inc. *                                   82           92
     Mori Seiki Co. Ltd.                                    1,000            5
     Murata Manufacturing Co. Ltd.                          3,200          149
     Namco Ltd.                                               500            8
     NEC Corp. *                                           20,000           85
     NET One Systems Co. Ltd.                                   2           10
     NGK Insulators Ltd.                                    4,000           22
     NGK Spark Plug Co. Ltd.                                2,000           14
     Nichirei Corp.                                         4,000           12
     Nidec Corp.                                              400           26
     Nikko Cordial Corp.                                   19,000           73
     Nikon Corp.                                            4,000           32
     Nintendo Co. Ltd.                                      1,400          149
     Nippon Comsys Corp.                                    2,000            8
     Nippon Express Co. Ltd.                               11,000           45
     Nippon Kayaku Co. Ltd.                                 2,000            8
     Nippon Meat Packers, Inc.                              2,000           18
     Nippon Mining Holdings, Inc.                           7,000            9
     Nippon Oil Corp.                                      20,000           80
     Nippon Sanso Corp.                                     3,000           10
     Nippon Sheet Glass Co. Ltd.                            4,000            8



                                                          NUMBER         VALUE
                                                        OF SHARES       (000S)
------------------------------------------------------------------------------
  COMMON STOCKS - 96.7% - (CONTINUED)
------------------------------------------------------------------------------
  Japan - 20.3% - (continued)
     Nippon Shokubai Co. Ltd.                               2,000           $9
     Nippon Steel Corp.                                    74,000           90
     Nippon System Development Co. Ltd.                       300            5
     Nippon Telegraph & Telephone Corp.                        77          303
     Nippon Unipac Holding *                                   13           59
     Nippon Yusen Kabushiki Kaisha                         13,000           40
     Nishimatsu Construction Co. Ltd.                       3,000            9
     Nissan Chemical Industries                             2,000            7
     Nissan Motor Co. Ltd.                                 32,700          261
     Nisshin Seifun Group, Inc.                             2,000           13
     Nisshinbo Industries, Inc.                             2,000            8
     Nissin Food Products Co. Ltd.                          1,100           23
     Nitto Denko Corp.                                      2,000           58
     Nomura Holdings, Inc.                                 26,000          313
     Noritake Co. Ltd.                                      1,000            3
     NSK Ltd.                                               6,000           17
     NTN Corp.                                              6,000           20
     NTT Data Corp.                                            18           54
     NTT DoCoMo, Inc. *                                       253          512
     Obayashi Corp.                                         8,000           18
     Obic Co. Ltd.                                            100           16
     OJI Paper Co. Ltd.                                    12,000           51
     Oki Electric Industry Co. Ltd. *                       7,000           13
     Okumura Corp.                                          3,000            9
     Olympus Optical Co. Ltd.                               3,000           49
     Omron Corp.                                            3,000           45
     Onward Kashiyama Co. Ltd.                              1,000            8
     Oracle Corp. Japan                                       400           12
     Oriental Land Co. Ltd.                                   600           36
     ORIX Corp.                                             1,100           74
     Osaka Gas Co. Ltd.                                    29,000           68
     Paris Miki, Inc.                                         300            5
     Pioneer Corp.                                          2,000           39
     Promise Co. Ltd.                                       1,100           41
     QP Corp. of Japan                                      1,400           11
     Ricoh Co. Ltd.                                         9,000          152
     Rohm Co. Ltd.                                          1,500          210
     Saizeriya Co. Ltd.                                       400            5
     Sanden Corp.                                           2,000            6
     Sankyo Co. Ltd.                                        5,000           57
     Sanrio Co. Ltd.                                        1,000            5
     Sanyo Electric Co. Ltd.                               22,000           65

See Notes to the Financial Statements.



EQUITY PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                      NUMBER       VALUE
                                                     OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
Japan - 20.3% - (Continued)
  Sapporo Breweries Ltd. *                             4,000        $7
  Secom Co. Ltd.                                       2,500        87
  Sega Corp. *                                         1,400        15
  Seino Transportation Co. Ltd.                        2,000        12
  Seiyu (The) Ltd. *                                   2,000         6
  Sekisui Chemical Co. Ltd.                            6,000        16
  Sekisui House Ltd.                                   7,000        51
  Seven-Eleven Japan Co. Ltd.                          5,000       154
  Sharp Corp.                                         13,000       141
  Shimachu Co. Ltd.                                      600        12
  Shimamura Co. Ltd.                                     200        13
  Shimano, Inc.                                        1,000        14
  Shimizu Corp.                                        8,000        21
  Shin-Etsu Chemical Co. Ltd.                          5,000       178
  Shionogi & Co. Ltd.                                  4,000        55
  Shiseido Co. Ltd.                                    5,000        59
  Shizuoka Bank (The) Ltd.                             9,000        56
  Showa Denko K.K. *                                  13,000        16
  Showa Shell Sekiyu K.K.                              2,000        12
  Skylark Co. Ltd.                                     1,100        16
  SMC Corp.                                              700        64
  Snow Brand Milk Products Co. Ltd.                    1,500         2
  Softbank Corp.                                       2,500        28
  Sompo Japan Insurance, Inc.                         11,000        62
  Sony Corp.                                          12,600       557
  Stanley Electric Co. Ltd.                            2,000        24
  Sumitomo Bakelite Co. Ltd.                           2,000         9
  Sumitomo Chemical Co. Ltd.                          16,000        58
  Sumitomo Corp.                                      10,000        44
  Sumitomo Electric Industries Ltd.                    8,000        51
  Sumitomo Forestry Co. Ltd.                           2,000        11
  Sumitomo Heavy Industries Ltd.                       7,000         4
  Sumitomo Metal Industries Ltd. *                    42,000        15
  Sumitomo Metal Mining Co. Ltd.                       7,000        23
  Sumitomo Mitsui Banking Corp. *                     53,000       169
  Sumitomo Osaka Cement Co. Ltd. *                     5,000         6
  Sumitomo Realty & Development Co. Ltd.               5,000        22
  Sumitomo Trust & Banking (The) Co. Ltd.             13,000        57
  Suruga Bank (The) Ltd.                               3,000        13
  Suzuken Co. Ltd.                                       500        12
  Taiheiyo Cement Corp. *                             11,400        16
  Taisei Corp.                                        12,000        20
  Taisho Pharmaceutical Co. Ltd.                       2,000        31
  Taiyo Yuden Co. Ltd.                                 1,000        13
  Takara Holdings, Inc.                                2,000        10
  Takashimaya Co. Ltd.                                 4,000        16
  Takeda Chemical Industries Ltd.                     12,000       504
  Takefuji Corp.                                       1,000        55
  Takuma Co. Ltd.                                      1,000         7
  TDK Corp.                                            1,500        66
  Teijin Ltd.                                         11,000        27
  Teikoku Oil Co. Ltd.                                 3,000        11
  Terumo Corp.                                         2,400        32
  THK Co. Ltd.                                         1,300        17
  TIS, Inc.                                              500         8
  Tobu Railway Co. Ltd. *                             11,000        29
  Toda Corp.                                           3,000         5
  Toho Co. Ltd. of Tokyo                               1,900        18
  Tohoku Electric Power Co., Inc.                      6,200        86
  Tokyo Broadcasting System, Inc.                        500         7
  Tokyo Electric Power Co., Inc.                      16,600       282
  Tokyo Electron Ltd.                                  2,000       102
  Tokyo Gas Co. Ltd.                                  36,000       107
  Tokyo Style Co. Ltd.                                 1,000         8
  Tokyu Corp.                                         14,000        49
  TonenGeneral Sekiyu KK                               4,000        26
  Toppan Printing Co. Ltd.                             8,000        59
  Toray Industries, Inc.                              17,000        39
  Toshiba Corp.                                       39,000       127
  Tosoh Corp.                                          7,000        16
  Tostem Inax Holding Corp.                            4,000        55
  Toto Ltd.                                            4,000        14
  Toyo Seikan Kaisha Ltd.                              2,000        22
  Toyobo Co. Ltd.                                      8,000        10
  Toyoda Gosei Co. Ltd.                                1,000        19
  Toyota Industries Corp.                              2,000        30
  Toyota Motor Corp.                                  33,800       888
  Trans Cosmos, Inc.                                     200         3
  Trend Micro, Inc. *                                  1,000        23
  Ube Industries Ltd.                                 10,000        10
  UFJ Holdings, Inc.                                      46        47
  Uni-Charm Corp.                                        600        22
  Union Tool Co.                                         100         3
  UNY Co. Ltd.                                         2,000        19

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  41  EQUITY PORTFOLIOS

-----------------
EQUITY PORTFOLIOS
-----------------
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                      NUMBER        VALUE
                                                    OF SHARES       (000S)
COMMON STOCKS - 96.7% - (CONTINUED)
---------------------------------------------------------------------------
Japan - 20.3% - (continued)
  Ushio, Inc.                                          2,000       $    23
  Wacoal Corp.                                         1,000             8
  West Japan Railway Co.                                  14            50
  World Co. Ltd.                                         500             9
  Yakult Honsha Co. Ltd.                               2,000            22
  Yamada Denki Co. Ltd.                                1,000            23
  Yamaha Corp.                                         2,000            19
  Yamaha Motor Co. Ltd.                                2,000            15
  Yamanouchi Pharmaceutical Co. Ltd.                   4,400           120
  Yamato Transport Co. Ltd.                            6,000            89
  Yamazaki Baking Co. Ltd.                             2,000            11
  Yokogawa Electric Corp.                              3,000            19
---------------------------------------------------------------------------
                                                                    16,416
---------------------------------------------------------------------------
Luxembourg - 0.1%
  Arcelor Co. *                                        4,976            65
---------------------------------------------------------------------------
Malaysia - 0.0%
  Promet Berhad                                        4,000             -
  Silverstone Berhad *                                   280             -
---------------------------------------------------------------------------
                                                                         -
---------------------------------------------------------------------------
Netherlands - 5.6%
  ABN AMRO Holding N.V.                               20,321           349
  Aegon N.V.                                          18,604           301
  Akzo Nobel N.V.                                      4,127           129
  ASML Holding N.V. *                                  6,605            75
  Buhrmann N.V.                                        1,434             7
  European Aeronautic Defense & Space Co.              4,100            52
  Getronics N.V.                                       4,706             4
  Hagemeyer N.V.                                       1,579            13
  Heineken N.V.                                        2,826           107
  IHC Caland N.V.                                        437            21
  ING Groep N.V. - CVA                                24,426           465
  Koninklijke Ahold N.V.                               9,281           128
  Koninklijke Luchtvaart Maatschappij N.V.               336             4
  Koninklijke Numico N.V. - CVA                        2,137            26
  Koninklijke Philips Electronics N.V.                18,979           416
  Koninklijke Vendex KBB N.V. - CVA                    1,357            14
  OCE N.V.                                             1,195            14
  Qiagen N.V. *                                        1,850            12
  Reed Elsevier N.V.                                   9,048           112
  Royal Dutch Petroleum Co.                           30,669         1,344
  Royal KPN N.V.                                      25,146           167
  TPG N.V.                                             4,848            89
  Unilever N.V. - CVA                                  8,243           480
  Vedior N.V. - CVA                                    1,632            13
  VNU N.V.                                             3,192            95
  Wolters Kluwer N.V., Class C - CVA                   3,910            70
---------------------------------------------------------------------------
                                                                     4,507
---------------------------------------------------------------------------
New Zealand - 0.2%
  Auckland International Airport Ltd.                  2,792             7
  Carter Holt Harvey Ltd.                             12,500            11
  Contact Energy Ltd.                                  4,200             8
  Fisher & Paykel Appliances Holdings Ltd.               880             5
  Fisher & Paykel Healthcare Corp.                     1,044             5
  Fletcher Building Ltd.                               5,579             9
  Fletcher Challenge Forests Ltd. *                   12,317             1
  Independent Newspapers Ltd.                          2,200             3
  Sky City Entertainment Group Ltd.                    3,000            11
  Telecom Corp. of New Zealand Ltd.                   27,180            66
  Tower Ltd.                                           2,100             2
  Warehouse Group Ltd.                                 2,000             7
---------------------------------------------------------------------------
                                                                       135
---------------------------------------------------------------------------
Norway - 0.5%
  Bergesen DY A/S, Class A                               300             6
  Bergesen DY A/S, Class B                               200             3
  DnB Holding ASA                                      5,600            28
  EDB Business Partner ASA                               600             2
  Frontline Ltd.                                         600             4
  Gjensidige NOR ASA                                     800            25
  Kvaerner ASA                                         7,100             4
  Merkantildata ASA *                                  2,300             2
  Nera ASA                                             1,600             2
  Norsk Hydro ASA                                      2,110            84
  Norske Skogindustrier ASA                            1,500            24
  Orkla ASA                                            2,800            48
  Schibsted ASA                                          700             7
  Smedvig ASA, Class A                                   500             3
  Smedvig ASA, Class B                                   400             2
  Statoil ASA                                          6,300            46
  Storebrand ASA                                       2,200             9
  Tandberg ASA *                                       1,700            23
  Telenor ASA                                          6,500            26
  Tomra Systems ASA                                    2,600            23
---------------------------------------------------------------------------
                                                                       371
---------------------------------------------------------------------------

See Notes to the Financial Statements.



EQUITY PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
Portugal - 0.3%
  Banco Comercial Portugues S.A. (Registered)          21,700           $58
  Banco Espirito Santo S.A. (Registered)                1,518            17
  BPI-SGPS S.A. (Registered)                            5,500            12
  Brisa-Auto Estradas de Portugal S.A.                  4,300            22
  CIMPOR-Cimentos de Portugal SGPS S.A.                   500             8
  Electricidade de Portugal S.A.                       25,800            44
  Jeronimo Martins, SGPS, S.A.                            600             4
  Portugal Telecom, SGPS, S.A. (Registered)            13,546            92
  PT Multimedia Servicos de Telecomunicacoes e
   Multimedia, SGPS, S.A. *                               700             6
  Sonae, SGPS, S.A.                                    14,300             6
-----------------------------------------------------------------------------
                                                                        269
-----------------------------------------------------------------------------
Singapore - 0.8%
   Allgreen Properties Ltd.                             6,000             3
   CapitaLand Ltd.                                     14,500            10
   Chartered Semiconductor Manufacturing Ltd. *        14,500             9
   City Developments Ltd.                               6,000            15
   Creative Technology Ltd.                               700             6
   Cycle & Carriage Ltd.                                1,037             2
   Datacraft Asia Ltd.                                  3,000             2
   DBS Group Holdings Ltd.                             15,198            96
   Fraser & Neave Ltd.                                  2,700            12
   GES International Ltd.                               7,000             1
   Guocoland Ltd.                                       2,000             1
   Haw Par Corp. Ltd.                                   1,000             2
   Hotel Properties Ltd.                                3,000             2
   Keppel Corp. Ltd.                                    8,250            18
   Keppel Land Ltd.                                     5,000             3
   NatSteel Ltd.                                        4,000             5
   Neptune Orient Lines Ltd. *                         12,370             6
   Oversea-Chinese Banking Corp.                       13,980            79
   Overseas Union Enterprise Ltd.                       1,000             3
   Parkway Holdings Ltd.                                7,000             3
   SembCorp Industries Ltd.                            13,494             7
   SembCorp Logistics Ltd.                              4,000             3
   SembCorp Marine Ltd.                                 7,000             4
   Singapore Airlines Ltd.                              8,000            49
   Singapore Exchange Ltd.                             10,000             7
   Singapore Land Ltd.                                  2,000             4
   Singapore Press Holdings Ltd.                        4,893            55
   Singapore Technologies Engineering Ltd.             19,000            18
   Singapore Telecommunications Ltd.                   90,000            67
   SMRT Corp. Ltd.                                      9,000             3
   ST Assembly Test Services Ltd. *                     4,000             3
   United Overseas Bank Ltd.                           17,392           118
   United Overseas Land Ltd.                            4,000             4
   Venture Corp. Ltd.                                   3,000            26
   Wing Tai Holdings Ltd.                               5,000             2
-----------------------------------------------------------------------------
                                                                        648
-----------------------------------------------------------------------------
Spain - 3.2%
   Acciona SA                                             400            16
   Acerinox S.A.                                          675            26
   ACESA Infraestructuras S.A.                          1,867            20
   ACS Actividades de Construccion y Servicios S.A.       600            18
   Altadis S.A.                                         4,151            83
   Amadeus Global Travel Distribution S.A., Class A *   3,400            18
   Banco Bilbao Vizcaya Argentaria S.A.                43,835           457
   Banco Santander Central Hispano S.A.                61,929           444
   Corporacion Mapfre S.A.                              1,179             9
   Endesa S.A.                                         12,953           153
   Fomento de Construcciones y Contratas S.A.             726            16
   Gas Natural SDG S.A.                                 3,175            61
   Grupo Dragados S.A.                                  2,020            32
   Grupo Ferrovial S.A.                                   900            22
   Iberdrola S.A.                                      11,052           143
   Iberia (Lineas AER DE Espana)                        6,500            11
   Inditex S.A.                                         3,170            77
   Metrovacesa S.A.                                       700            15
   NH Hoteles S.A. *                                    1,500            14
   Promotora de Informaciones S.A. (Prisa)              1,100             9
   Repsol YPF S.A.                                     13,166           166
   Sociedad General de Aguas de Barcelona S.A.            825             8
   Sol Melia S.A.                                       1,000             5
   Telefonica Publicidad e Informacion S.A.             2,300             8
   Telefonica S.A. *                                   66,568           678
   Telepizza *                                          2,400             2
   Terra Networks S.A. *                                5,800            30
   Union Fenosa S.A.                                    3,294            44
   Vallehermoso S.A.                                    1,725            16
   Zeltia S.A.                                          1,900            13
-----------------------------------------------------------------------------
                                                                      2,614
-----------------------------------------------------------------------------
Sweden - 2.0%
   Assa Abloy AB, Class B                               4,100            55
   Atlas Copco AB, Class A                              1,600            37



See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                      NUMBER           VALUE
                                                     OF SHARES         (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
--------------------------------------------------------------------------------
Sweden - 2.0% - (continued)
   Atlas Copco AB, Class B                               1,000            $21
   Drott AB, Class B                                     1,300             14
   Electrolux AB, Class B                                4,340             78
   Eniro AB                                              2,500             17
   Gambro AB, Class A                                    2,400             15
   Gambro AB, Class B                                    1,300              8
   Hennes & Mauritz AB, Class B                          6,640            140
   Hoganas AB, Class B                                     400              8
   Holmen AB, Class B                                      700             19
   Modern Times Group AB, Class B *                        700              8
   Nordea AB                                            31,500            154
   Nordea AB (Danish Shares)                             7,889             39
   OM AB                                                   700              5
   Sandvik AB                                            3,100             75
   Sapa AB                                                  92              2
   SAS AB *                                              1,000              6
   Securitas AB, Class B                                 4,100             62
   Skandia Forsakrings AB                               12,210             36
   Skandinaviska Enskilda Banken (SEB), Class A          6,600             61
   Skanska AB, Class B                                   5,400             35
   SKF AB, Class A                                         300              8
   SKF AB, Class B                                       1,011             29
   SSAB Svenskt Stal AB, Series A                          800              9
   SSAB Svenskt Stal AB, Series B                          300              3
   Svenska Cellulosa AB, Class B                         2,700             93
   Svenska Handelsbanken AB, Class A                     7,800            109
   Svenska Handelsbanken AB, Class B                       600              8
   Swedish Match AB                                      5,100             35
   Tele2 AB, Class B *                                   1,300             34
   Telefonaktiebolaget LM Ericsson, Class B            215,640            210
   Telia AB                                             26,500            102
   Trelleborg AB, Class B                                1,000              9
   Volvo AB, Class A                                     1,400             25
   Volvo AB, Class B                                     3,000             57
   WM-Data AB, Class B                                   3,400              5
--------------------------------------------------------------------------------
                                                                        1,631
--------------------------------------------------------------------------------
Switzerland - 8.1%
   ABB Ltd.                                             12,792             43
   Adecco S.A. (Registered)                              1,900             88
   Centerpulse A.G. (Registered)                           145             23
   Ciba Specialty Chemicals A.G. (Registered)              950             69
   Clariant A.G. (Registered)                            1,800             32
   Compagnie Financiere Richemont A.G.                   7,507            142
   Credit Suisse Group                                  17,233            405
   Fischer (Georg) A.G. (Registered)                        45              5
   Forbo Holding A.G. (Registered)                          20              5
   Givaudan S.A. (Registered)                              105             44
   Holcim Ltd., Class B                                    400             80
   Kudelski S.A. (Bearer) *                                500             10
   Kuoni Reisen Holding (Registered)                        43              9
   Logitech International S.A. (Registered)                600             22
   Lonza Group A.G. (Registered)                           678             41
   Nestle S.A. (Registered)                              5,691          1,151
   Nobel Biocare Holding AG *                              300             17
   Novartis A.G. (Registered)                           39,517          1,470
   Phonak Holding A.G.                                     400              4
   PubliGroupe S.A. (Registered)                            45              7
   Roche Holding A.G. (Bearer)                             700             86
   Roche Holding A.G. (Genuss)                          10,165            723
   Schindler Holding A.G.                                   75             13
   Serono S.A., Class B                                    105             62
   SGS Societe Generale de Surveillance Holdings
    S.A. (Registered)                                       70             21
   STMicroelectronics N.V.                               8,353            214
   Sulzer A.G. (Registered)                                 40              5
   Swatch Group A.G. (Registered)                          800             14
   Swatch Group A.G., Class B                              500             45
   Swiss Reinsurance (Registered)                        4,590            343
   Swisscom A.G. (Registered)                              385            112
   Syngenta A.G.                                         1,556             88
   Synthes-Stratec, Inc.                                    60             36
   Tecan Group AG                                          200              6
   UBS A.G. (Registered)                                18,058            910
   Unaxis Holding A.G. (Registered)                        125             10
   Valora Holding A.G.                                      55             10
   Zurich Financial Services A.G.                        2,061            222
--------------------------------------------------------------------------------
                                                                        6,587
--------------------------------------------------------------------------------
United Kingdom - 26.6%
   3i Group PLC                                          9,304             86
   Aegis Group PLC                                      16,000             21
   Aggreko PLC                                           4,000              9
   Amec PLC                                              4,047             12
   Amersham PLC                                         10,538             95
   Amvescap PLC                                          9,580             71



See Notes to the Financial Statements.

EQUITY PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
United Kingdom - 26.6% - (continued)
   ARM Holdings PLC *                                  15,000           $16
   Associated British Ports Holdings PLC                4,462            28
   AstraZeneca PLC                                     24,555           935
   Aviva PLC                                           32,708           279
   AWG PLC                                              2,455            15
   BAA PLC                                             15,508           126
   BAE Systems PLC                                     44,563           117
   Balfour Beatty PLC                                   6,158            16
   Barclays PLC                                        95,312           690
   Barratt Developments PLC                             3,235            20
   BBA Group PLC                                        7,101            23
   Berkeley Group PLC                                   2,000            18
   BG Group PLC                                        51,053           192
   BHP Billiton PLC                                    33,923           180
   BOC Group PLC                                        7,037            98
   Boots Co. PLC                                       12,581           112
   BP PLC                                             323,828         2,109
   BPB PLC                                              7,000            30
   Brambles Industries PLC                             10,646            25
   British Airways PLC *                                8,120            21
   British American Tobacco PLC                        23,270           210
   British Land Co. PLC                                 7,035            48
   British Sky Broadcasting PLC *                      17,750           181
   BT Group PLC                                       125,050           409
   Bunzl PLC                                            6,329            42
   Cable & Wireless PLC                                32,811            42
   Cadbury Schweppes PLC                               29,990           195
   Canary Wharf Group PLC *                             7,000            29
   Capita Group PLC                                    10,000            42
   Carlton Communications PLC                           9,148            24
   Celltech Group PLC *                                 4,000            21
   Centrica PLC                                        60,481           159
   Chubb PLC                                           12,307            18
   Close Brothers Group PLC                             2,000            18
   CMG PLC                                              9,000            12
   Compass Group PLC                                   32,390           159
   Corus Group PLC *                                   45,170            24
   Daily Mail & General Trust N.V., Class A             4,000            41
   De La Rue PLC                                        2,850            12
   Diageo PLC                                          46,325           483
   Dixons Group PLC                                    28,342            76
   Electrocomponents PLC                                6,000            33
   EMI Group PLC                                       11,737            30
   Exel PLC                                             4,053            48
   FirstGroup PLC                                       6,000            21
   FKI PLC                                              8,000            12
   GKN PLC                                             10,646            40
   GlaxoSmithKline PLC                                 87,687         1,641
   Granada PLC                                         39,688            59
   Great Portland Estates PLC                           2,800            10
   GUS PLC                                             14,703           135
   Hammerson PLC                                        4,040            31
   Hanson PLC                                          11,000            55
   Hanson PLC - CDI                                       580             3
   Hays PLC                                            24,000            37
   HBOS PLC                                            54,424           590
   Hilton Group PLC                                    23,226            67
   HSBC Holdings PLC                                  136,355         1,618
   IMI PLC                                              5,000            22
   Imperial Chemical Industries PLC                    17,000            66
   Imperial Tobacco Group PLC                          11,000           156
   International Power PLC *                           16,302            27
   Invensys PLC                                        50,495            52
   Johnson Matthey PLC                                  3,000            40
   Kelda Group PLC                                      5,350            31
   Kidde PLC                                           12,307            14
   Kingfisher PLC                                      37,211           128
   Land Securities Group PLC                            6,247            75
   Legal & General Group PLC                           93,499           167
   Lloyds TSB Group PLC                                80,503           680
   Logica PLC                                           7,000            19
   Man Group PLC                                        4,000            56
   Marks & Spencer Group PLC                           33,433           178
   Misys PLC                                            8,008            30
   National Grid Transco PLC                           45,209           303
   Next PLC                                             4,337            57
   Novar PLC                                            5,900            10
   P&O Princess Cruises PLC                            10,436            81
   Pearson PLC                                         11,546           133
   Peninsular & Oriental Steam Navigation (The) Co.     9,838            28
   Pilkington PLC                                      14,499            14
   Provident Financial PLC                              3,342            36
   Prudential PLC                                      29,187           243
   Rank Group PLC                                       8,215            36



See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 96.7% - (CONTINUED)
-----------------------------------------------------------------------------
United Kingdom - 26.6% - (continued)
   Reckitt Benckiser PLC                                7,353          $128
   Reed Elsevier PLC                                   18,254           160
   Rentokil Initial PLC                                26,716            87
   Reuters Group PLC                                   20,270            74
   Rexam PLC                                            5,919            35
   Rio Tinto PLC                                       15,363           311
   RMC Group PLC                                        4,000            26
   Rolls-Royce PLC                                     21,000            42
   Royal & Sun Alliance Insurance Group PLC            21,000            48
   Royal Bank of Scotland Group PLC                    39,646         1,017
   SABMiller PLC                                       11,874            82
   Safeway PLC                                         15,000            51
   Sage Group PLC                                      17,000            41
   Sainsbury (J.) PLC                                  20,949            96
   Schroders PLC                                        1,690            15
   Scottish & Newcastle PLC                            11,464            80
   Scottish & Southern Energy PLC                      12,706           122
   Scottish Power PLC                                  27,000           142
   Securicor PLC                                        9,000            11
   Serco Group PLC                                      6,000            17
   Severn Trent PLC                                     5,000            48
   Shell Transport & Trading Co. PLC (Registered)     139,271           904
   Signet Group PLC                                    24,300            33
   Six Continents PLC                                  12,495           110
   Slough Estates PLC                                   6,000            32
   Smith & Nephew PLC                                  13,617            80
   Smiths Group PLC                                     7,593            88
   SSL International PLC                                3,000            13
   Stagecoach Group PLC                                15,024             4
   Tate & Lyle PLC                                      5,575            28
   Taylor Woodrow PLC                                   8,046            22
   Tesco PLC                                          101,177           320
   TI Automotive Ltd., Class A *                        5,000             -
   Unilever PLC                                        39,657           353
   United Business Media PLC                            4,568            22
   United Utilities PLC                                 7,570            71
   Vodafone Group PLC                                 982,860         1,866
   Whitbread PLC                                        4,000            35
   Wimpey (George) PLC                                  5,000            19
   Wolseley PLC                                         8,093            69
   WPP Group PLC                                       16,738           142
-----------------------------------------------------------------------------
                                                                     21,545
-----------------------------------------------------------------------------
Total Common Stocks
-----------------------------------------------------------------------------
(COST $96,777)                                                       78,339

-----------------------------------------------------------------------------
PREFERRED STOCKS - 0.3%
-----------------------------------------------------------------------------
Australia - 0.0%
   AMP Group Finance Services Ltd. *                      116             6
-----------------------------------------------------------------------------
Germany - 0.3%
   Fresenius Medical Care A.G.                            400            13
   Henkel KGaA                                            834            51
   Hugo Boss A.G.                                         400             4
   Porsche A.G.                                           107            50
   ProSieben Sat.1 Media A.G.                           1,000             7
   RWE A.G.                                               550            13
   Volkswagen A.G.                                      1,500            44
   Wella A.G.                                             350            20
-----------------------------------------------------------------------------
                                                                        202
-----------------------------------------------------------------------------
Italy - 0.0%
   Fiat S.p.A.                                            730             4
-----------------------------------------------------------------------------
New Zealand - 0.0%
   Fletcher Challenge Forests Ltd. *                   22,000             2
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
-----------------------------------------------------------------------------
(COST $255)                                                             214

-----------------------------------------------------------------------------
RIGHTS - 0.0%
-----------------------------------------------------------------------------
   Guocoland Ltd. *                                       500             -
   Outokumpu Oyj, Series A, *                             900             1
   SembCorp Industries Ltd. *                           2,779             -
   Sociedad General de Aguas de Barcelona S.A. *          825             -
   Zurich Financial Services AG *                       1,132            31
-----------------------------------------------------------------------------
TOTAL RIGHTS
-----------------------------------------------------------------------------
(COST $-)                                                                32



See Notes to the Financial Statements.

EQUITY PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2002
--------------------------------------------------------------------------------



                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                          (000S)        (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.2%
--------------------------------------------------------------------------------
 Societe Generale, Grand Cayman,
   Eurodollar Time Deposit,
   1.31%, 12/2/02                                          $2,259      $2,259
 U.S. Treasury Bill, /(1)/
   1.46%, 1/16/03                                             315         315
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $2,574)                                                           2,574

--------------------------------------------------------------------------------
Total Investments - 100.2%
--------------------------------------------------------------------------------
(Cost $99,606)                                                         81,159


   Liabilities less Other Assets - (0.2)%                                (150)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $81,009



*    Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At November 30, 2002, the International Equity Index Portfolio had open futures contracts as follows:

--------------------------------------------------------------------------------
                           NOTIONAL                       UNREALIZED
                NUMBER OF   AMOUNT   CONTRACT  CONTRACT      GAIN
   TYPE         CONTRACTS   (000S)   POSITION    EXP.       (000S)
--------------------------------------------------------------------------------
  EuroStoxx-50     30       $  787     Long     12/02        $ 60
  FTSE 100         17        1,103     Long     12/02          48
  Nikkei 225       18          822     Long     12/02          45
--------------------------------------------------------------------------------
  Total                     $2,712                           $153

At November 30, 2002, the International Equity Index Portfolio's investments were diversified as follows:

--------------------------------------------------------------------------------
INDUSTRY SECTOR                 PERCENTAGE
--------------------------------------------------------------------------------
Banks                                 15.9%
Business Services                      6.4
Capital Goods                          5.2
Consumer Durables                      6.6
Consumer Non-durables                  6.6
Consumer Services                      4.3
Energy                                 8.9
Finance Services                       8.9
Health Care                           10.2
Multi-industry                         1.0
Raw Materials                          6.3
Retail                                 3.9
Technology                             5.5
Transportation                         1.9
Utilities                              8.4
--------------------------------------------------------------------------------
Total                                100.0%


At November 30, 2002, the International Equity Index Portfolio's investments were denominated in the following currencies:

--------------------------------------------------------------------------------
CONCENTRATION BY CURRENCY            PERCENTAGE
--------------------------------------------------------------------------------
Euro                                       31.9%
United Kingdom Pound                       26.5
Japanese Yen                               20.2
Swiss Franc                                 7.9
All other currencies less than 5%          13.5
--------------------------------------------------------------------------------
Total                                     100.0%


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 EQUITY PORTFOLIOS

------------------------------------
  EQUITY PORTFOLIOS
----
    SCHEDULE OF INVESTMENTS
    ----------------------------------------------------------------------------
    SMALL COMPANY GROWTH PORTFOLIO



                                                      NUMBER       VALUE
                                                     OF SHARES     (000S)
--------------------------------------------------------------------------
  COMMON STOCKS - 98.9%
--------------------------------------------------------------------------
  Apparel - 1.4%
     Coach, Inc. *                                    11,900         $405
--------------------------------------------------------------------------
  Auto Manufacturers - 1.3%
     Oshkosh Truck Corp.                               6,000          372
--------------------------------------------------------------------------
  Banks - 5.0%
     East-West Bancorp, Inc.                          16,000          550
     Texas Regional Bancshares, Inc., Class A         16,000          547
     W. Holding Co., Inc.                             21,000          363
--------------------------------------------------------------------------
                                                                    1,460
--------------------------------------------------------------------------
  Chemicals - 2.3%
     Cabot Microelectronics Corp. *                    8,000          483
     RPM International, Inc.                          12,500          192
--------------------------------------------------------------------------
                                                                      675
--------------------------------------------------------------------------
  Commercial Services - 4.2%
     Corporate Executive Board Co. *                  13,200          436
     FTI Consulting, Inc. *                            8,950          367
     Resources Connection, Inc. *                     23,600          434
--------------------------------------------------------------------------
                                                                    1,237
--------------------------------------------------------------------------
  Computers - 8.8%
     CACI International, Inc., Class A *               8,300          316
     Cognizant Technology Solutions Corp. *            6,000          428
     Hutchinson Technology, Inc. *                    13,200          358
     Imation Corp. *                                   7,700          317
     Manhattan Associates, Inc. *                     14,900          447
     Mentor Graphics Corp. *                          31,800          384
     NetScreen Technologies, Inc. *                   19,000          328
--------------------------------------------------------------------------
                                                                    2,578
--------------------------------------------------------------------------
  Cosmetics/Personal Care - 2.2%
     Alberto-Culver Co., Class B                       6,000          297
     Chattem, Inc. *                                   8,700          363
--------------------------------------------------------------------------
                                                                      660
--------------------------------------------------------------------------
  Electrical Components & Equipment - 1.1%
     Wilson Greatbatch Technologies, Inc. *           10,900          316
--------------------------------------------------------------------------
  Environmental Control - 2.7%
     Stericycle, Inc. *                               11,792          393
     Waste Connections, Inc. *                        10,400          388
--------------------------------------------------------------------------
                                                                      781
--------------------------------------------------------------------------
  Hand/Machine Tools - 1.2%
     Regal-Beloit Corp.                               17,100          354
--------------------------------------------------------------------------
  Healthcare-Products - 5.7%
     ICU Medical, Inc. *                              16,000          624
     Steris Corp. *                                   15,800          359



                                                      NUMBER       VALUE
                                                     OF SHARES     (000S)
-------------------------------------------------------------------------
COMMON STOCKS - 98.9% - (CONTINUED)
-------------------------------------------------------------------------
Healthcare-Products - 5.7% - (continued)
   SurModics, Inc. *                                   9,200        $296
   Wright Medical Group, Inc. *                       21,700         392
-------------------------------------------------------------------------
                                                                   1,671
-------------------------------------------------------------------------
Healthcare-Services - 2.6%
   Covance, Inc. *                                    14,100         316
   Odyssey HealthCare, Inc. *                         12,500         436
-------------------------------------------------------------------------
                                                                     752
-------------------------------------------------------------------------
Home Furnishings - 1.8%
   Harman International Industries, Inc.               8,400         524
-------------------------------------------------------------------------
Insurance - 1.8%
   Hilb, Rogal & Hamilton Co.                         14,200         538
-------------------------------------------------------------------------
Internet - 2.7%
   Avocent Corp. *                                    18,000         424
   Internet Security Systems, Inc. *                  14,600         365
-------------------------------------------------------------------------
                                                                     789
-------------------------------------------------------------------------
Machinery - Diversified - 1.4%
   Zebra Technologies Corp., Class A *                 6,300         405
-------------------------------------------------------------------------
Media - 6.6%
   Emmis Communications Corp., Class A *              26,000         596
   Lee Enterprises, Inc.                               9,500         326
   Meredith Corp.                                      9,000         393
   Radio One, Inc., Class D *                         24,200         416
   Westwood One, Inc. *                                5,000         194
-------------------------------------------------------------------------
                                                                   1,925
-------------------------------------------------------------------------
Oil & Gas - 4.2%
   Patina Oil & Gas Corp.                             13,000         391
   Precision Drilling Corp. *                         11,000         383
   Remington Oil & Gas Corp. *                        28,900         449
-------------------------------------------------------------------------
                                                                   1,223
-------------------------------------------------------------------------
Oil & Gas Producers - 2.3%
   XTO Energy, Inc.                                   28,300         678
-------------------------------------------------------------------------
Oil & Gas Services - 1.2%
   National-Oilwell, Inc. *                           16,400         357
-------------------------------------------------------------------------
Packaging & Containers - 1.3%
   Pactiv Corp. *                                     17,900         370
-------------------------------------------------------------------------
Pharmaceuticals - 8.5%
   Celgene Corp. *                                     8,400         207
     Eon Labs, Inc. *                                 18,000         428
     Neurocrine Biosciences, Inc. *                    6,700         309
     Pharmaceutical Resources, Inc.                    9,300         260
     Scios, Inc. *                                    14,200         466


See Notes to the Financial Statements.



EQUITY PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                      NUMBER       VALUE
                                                     OF SHARES     (000S)
--------------------------------------------------------------------------
COMMON STOCKS - 98.9% - (CONTINUED)
--------------------------------------------------------------------------
Pharmaceuticals - 8.5% - (continued)
   Taro Pharmaceuticals Industries *                   11,000       $432
   Trimeris, Inc. *                                     8,100        389
--------------------------------------------------------------------------
                                                                   2,491
--------------------------------------------------------------------------
Retail - 8.5%
   Cheesecake Factory (The), Inc. *                    12,000        428
   Cosi, Inc. *                                        35,700        237
   Fred's, Inc.                                        13,951        347
   MSC Industrial Direct Co., Class A *                21,400        380
   P.F. Chang's China Bistro, Inc. *                   11,800        416
   Tractor Supply Co. *                                15,000        667
--------------------------------------------------------------------------
                                                                   2,475
--------------------------------------------------------------------------
Savings & Loans - 1.5%
   Harbor Florida Bancshares, Inc.                     20,000        431
--------------------------------------------------------------------------
Semiconductors - 6.0%
   Cree, Inc. *                                        13,800        327
   Emulex Corp. *                                      14,100        340
   Integrated Circuit Systems, Inc. *                  13,500        314
   Microchip Technology, Inc.                          14,700        423
   QLogic Corp. *                                       8,200        356
--------------------------------------------------------------------------
                                                                   1,760
--------------------------------------------------------------------------
Software - 7.5%
   Cognos, Inc. *                                      15,900        387
   Mercury Interactive Corp. *                         12,900        432
   National Instruments Corp. *                        11,400        394
   Precise Software Solutions Ltd. *                   26,600        351
   Quest Software, Inc. *                              17,400        227
   Take-Two Interactive Software, Inc. *               13,500        404
--------------------------------------------------------------------------
                                                                   2,195
--------------------------------------------------------------------------
Telecommunications - 1.4%
   Black Box Corp.                                      8,000        400
--------------------------------------------------------------------------
Transportation - 3.7%
   Genesee & Wyoming, Inc., Class A *                  21,696        425
   Hunt (J.B.) Transport Services, Inc. *              16,200        446
   UTI Worldwide, Inc.                                 10,200        219
--------------------------------------------------------------------------
                                                                   1,090
--------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------
(Cost $25,961)                                                    28,912

                                                      PRINCIPAL
                                                       AMOUNT      VALUE
                                                       (000S)      (000S)
Short-Term Investment - 0.4%
   Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                       $129       $129
--------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------
(Cost $129)                                                          129

--------------------------------------------------------------------------
Total Investments - 99.3%
--------------------------------------------------------------------------
(Cost $26,090)                                                    29,041

   Other Assets less Liabilities - 0.7%                              199
--------------------------------------------------------------------------
NET ASSETS - 100.0%                                              $29,240


*    Non-Income Producing Security


See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO

                                                            NUMBER      VALUE
                                                          OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0%
Advertising - 0.4%
  Advo, Inc.                                                 4,877       $159
  APAC Customer Services, Inc. *                             6,671         18
  Cross Media Marketing Corp. *                              2,161          2
  Grey Global Group, Inc. *                                    193        116
  Penton Media, Inc. *                                       3,847          4
  R.H. Donnelley Corp.                                       7,076        205
  Sitel Corp. *                                             14,629         26
  ValueVision Media, Inc., Class A *                         4,945         77
-------------------------------------------------------------------------------
                                                                          607
-------------------------------------------------------------------------------
Aerospace/Defense - 1.0%
  AAR Corp. *                                                6,614         36
  Armor Holdings, Inc. *                                     6,103         87
  BE Aerospace, Inc. *                                       9,216         35
  Curtiss-Wright Corp.                                       2,684        165
  DRS Technologies, Inc. *                                   4,270        143
  Ducommun, Inc. *                                           1,783         25
  EDO Corp.                                                  3,954         80
  Engineered Support Systems, Inc.                           3,292        122
  Esterline Technologies Corp. *                             5,361        105
  GenCorp, Inc.                                              8,036         65
  Heico Corp.                                                3,649         44
  Herley Industries, Inc. *                                  3,087         46
  Integrated Defense Technologies, Inc. *                    1,812         25
  Kaman Corp., Class A                                       5,791         62
  Moog, Inc., Class A *                                      3,899        114
  Orbital Sciences Corp. *                                  11,131         51
  Sequa Corp., Class A                                       1,556         71
  Teledyne Technologies, Inc. *                              7,836        117
  Triumph Group, Inc. *                                      3,614        101
  United Defense Industries, Inc. *                          5,453        127
  United Industrial Corp. of New York                        2,467         37
-------------------------------------------------------------------------------
                                                                        1,658
-------------------------------------------------------------------------------
Agriculture - 0.4%
  Alico, Inc.                                                  885         22
  Cadiz, Inc. *                                              9,368          9
  Delta & Pine Land Co.                                      9,491        191
  DIMON, Inc.                                               10,652         65
  Maui Land & Pineapple Co., Inc. *                            761         12
  Seminis, Inc., Class A *                                   3,569          9
  Standard Commercial Corp.                                  2,902         48
  Tejon Ranch Co.                                            1,809         51
  Universal Corp. of Virginia                                6,773        240
  Vector Group Ltd.                                          5,525         63
-------------------------------------------------------------------------------
                                                                          710
-------------------------------------------------------------------------------
Airlines - 0.3%
  Airtran Holdings, Inc. *                                  16,285         63
  Alaska Air Group, Inc.                                     6,225        132
  ATA Holdings Corp. *                                         838          6
  Atlantic Coast Airlines Holdings, Inc. *                  10,497        112
  ExpressJet Holdings, Inc. *                                7,760         83
  Frontier Airlines, Inc. *                                  7,630         43
  Mesa Air Group, Inc. *                                     7,969         47
  Mesaba Holdings, Inc.                                      2,476         16
  Midwest Express Holdings, Inc. *                           3,384         23
  UAL Corp. *                                               17,025         43
-------------------------------------------------------------------------------
                                                                          568
-------------------------------------------------------------------------------
Apparel - 0.9%
  Cherokee, Inc. *                                           1,230         19
  DHB Industries, Inc. *                                     4,303          9
  Guess?, Inc. *                                             1,939         10
  Gymboree Corp. *                                           6,179        125
  K-Swiss, Inc., Class A                                     3,040         77
  Kellwood Co.                                               6,539        186
  Maxwell Shoe Co., Inc., Class A *                          3,732         41
  Mossimo, Inc. *                                            1,264          9
  Nautica Enterprises, Inc. *                                6,492         73
  Oshkosh B'Gosh, Inc., Class A                              2,651         73
  Oxford Industries, Inc.                                    1,570         41
  Phillips-Van Heusen Corp.                                  5,953         78
  Quiksilver, Inc. *                                         5,028        138
  Russell Corp.                                              6,256        100
  Skechers U.S.A., Inc., Class A *                           3,998         49
  Steven Madden Ltd. *                                       2,383         42
  Stride Rite Corp.                                         10,270         86
  Tropical Sportswear International Corp. *                  1,345         12
  Unifi, Inc.                                               12,942         74
  Vans, Inc. *                                               4,756         29
  Wolverine World Wide, Inc.                                10,744        180
-------------------------------------------------------------------------------
                                                                        1,451
-------------------------------------------------------------------------------
Auto Manufacturers - 0.2%
  Oshkosh Truck Corp.                                        3,875        240
  Wabash National Corp. *                                    5,970         47
-------------------------------------------------------------------------------
                                                                          287
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                           NUMBER        VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Auto Parts & Equipment - 0.6%
  Aftermarket Technology Corp. *                             1,959         $26
  Bandag, Inc.                                               2,697         110
  Collins & Aikman Corp. *                                   6,281          26
  Dura Automotive Systems, Inc. *                            3,813          37
  IMPCO Technologies, Inc. *                                 2,823          14
  Keystone Automotive Industries, Inc. *                     2,656          41
  Modine Manufacturing Co.                                   7,321         139
  Raytech Corp.                                             10,745          83
  Spartan Motors, Inc. *                                     2,462          25
  Sports Resorts International, Inc. *                       6,302          30
  Standard Motor Products, Inc.                              1,786          20
  Strattec Security Corp. *                                    867          42
  Superior Industries International, Inc.                    5,501         232
  Tenneco Automotive, Inc. *                                 9,763          40
  Tower Automotive, Inc. *                                  15,908          90
--------------------------------------------------------------------------------
                                                                           955
--------------------------------------------------------------------------------
Banks - 8.1%
  1st Source Corp.                                           3,741          62
  ABC Bancorp                                                2,554          34
  Alabama National Bancorp                                   2,517         112
  Allegiant Bancorp, Inc.                                    3,054          53
  Amcore Financial, Inc.                                     6,380         145
  American National Bankshares, Inc. of Virginia             1,505          39
  Arrow Financial Corp.                                      1,730          54
  Banc Corp.                                                 3,373          25
  Bancfirst Corp.                                            1,006          48
  Bank of Granite Corp.                                      3,522          66
  Bank of the Ozarks, Inc.                                   1,148          28
  Banner Corp.                                               2,665          53
  Bay View Capital Corp.                                    16,203          94
  Boston Private Financial Holdings, Inc.                    4,967          93
  Bryn Mawr Bank Corp.                                         962          36
  BSB Bancorp, Inc.                                          2,236          50
  Camden National Corp.                                      2,083          53
  Capital City Bank Group, Inc.                              1,813          70
  Capitol Bancorp Ltd.                                       1,991          41
  Cascade Bancorp                                            3,223          44
  Cathay Bancorp, Inc.                                       3,986         170
  CB Bancshares, Inc.                                          861          36
  CCBT Financial Cos., Inc.                                  2,229          59
  Central Coast Bancorp *                                    1,920          36
  Century Bancorp, Inc. of Massachusetts, Class A              824          23
  Chemical Financial Corp.                                   5,826         191
  Chittenden Corp.                                           7,675         201
  City Holding Co.                                           4,367         131
  CityBank Lynwood of Washington                             1,958          52
  CoBiz, Inc.                                                1,914          29
  Columbia Bancorp                                           1,496          33
  Columbia Banking Systems, Inc. *                           3,426          46
  Community Bank System, Inc.                                2,938          94
  Community Banks, Inc.                                      2,004          57
  Community First Bankshares, Inc.                          10,307         279
  Community Trust Bancorp, Inc.                              3,253          95
  Corus Bankshares, Inc.                                     2,321         104
  CPB, Inc.                                                  3,642          94
  CVB Financial Corp.                                        6,811         166
  East-West Bancorp, Inc.                                    6,101         210
  F&M Bancorp of Maryland                                    2,592          89
  Farmers Capital Bank Corp.                                 1,590          55
  Financial Institutions, Inc.                               2,007          61
  First Bancorp of North Carolina                            1,872          46
  First BanCorp of Puerto Rico                               8,604         203
  First Banks America, Inc. *                                  200           8
  First Busey Corp.                                          2,337          54
  First Charter Corp.                                        7,965         144
  First Citizens Bancshares, Inc., Class A                   1,569         157
  First Commonwealth Financial Corp.                        15,176         178
  First Community Bancorp of California                      1,830          56
  First Community Bancshares, Inc.                           2,284          75
  First Financial Bancorp                                    9,313         159
  First Financial Bankshares, Inc.                           3,192         125
  First Financial Corp. of Indiana                           1,766          93
  First Merchants Corp.                                      3,749          88
  First National Corp.                                       1,978          54
  First Oak Brook Bancshares, Inc.                           1,113          36
  First of Long Island (The) Corp.                             901          31
  First Republic Bank *                                      2,661          55
  First South Bancorp, Inc. of Virginia                        729          26
  First State Bancorporation                                 1,527          37
  FNB Corp. of Virginia                                      1,506          39
  Franklin Financial Corp. of Tennessee                        703          15
  Fremont General Corp.                                     15,083          63
  Frontier Financial Corp.                                   4,169         107
  GBC Bancorp of California                                  1,999          40

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  51  EQUITY PORTFOLIOS

EQUITY PORTFOLIO

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)


                                                            NUMBER      VALUE
                                                          OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Banks - 8.1% - (continued)
  German American Bancorp                                   2,532        $45
  Glacier Bancorp, Inc.                                     4,098         95
  Gold Banc Corp., Inc.                                     8,748         86
  Granite State Bankshares, Inc.                            1,338         60
  Great Southern Bancorp, Inc.                              1,467         57
  Hancock Holding Co.                                       3,439        157
  Hanmi Financial Corp. *                                   2,257         39
  Harleysville National Corp.                               4,949        122
  Humboldt Bancorp                                          2,777         33
  IBERIABANK Corp.                                          1,553         60
  Independent Bank Corp. of Massachusetts                   3,114         80
  Independent Bank Corp. of Michigan                        3,184        102
  Integra Bank Corp.                                        3,990         71
  Interchange Financial Services Corp. of New Jersey        2,218         36
  International Bancshares Corp.                            5,865        233
  Irwin Financial Corp.                                     3,972         65
  Lakeland Bancorp, Inc.                                    3,024         60
  Lakeland Financial Corp.                                  1,319         32
  Local Financial Corp. *                                   4,953         73
  LSB Bancshares, Inc.                                      2,184         37
  Macatawa Bank Corp.                                       1,727         35
  Main Street Banks, Inc.                                   2,692         54
  MainSource Financial Group, Inc.                          1,444         36
  MB Financial, Inc.                                        2,919        103
  Merchants Bancshares, Inc.                                1,031         24
  Mid-State Bancshares                                      6,225        109
  Midwest Banc Holdings, Inc.                               2,391         43
  Nara Bancorp, Inc.                                        1,030         23
  National Penn Bancshares, Inc.                            4,598        125
  NBC Capital Corp.                                         1,806         48
  NBT Bancorp, Inc.                                         7,728        141
  Old Second Bancorp, Inc.                                  1,794         70
  Omega Financial Corp.                                     2,130         77
  Oriental Financial Group, Inc.                            2,841         71
  Pacific Capital Bancorp                                   9,039        238
  Pacific Northwest Bancorp                                 3,983        100
  Pacific Union Bank *                                      2,741         36
  Peapack Gladstone Financial Corp.                         1,550         58
  Pennrock Financial Services Corp.                         1,797         52
  Peoples Bancorp, Inc. of Ohio                             2,036         53
  Peoples Holding (The) Co.                                 1,453         63
  PrivateBancorp, Inc.                                        945         37
  Prosperity Bancshares, Inc.                               3,339         62
  Provident Bankshares Corp.                                6,170        137
  R & G Financial Corp.                                     3,882         89
  Republic Bancorp, Inc. of Kentucky, Class A               1,819         22
  Republic Bancorp, Inc. of Michigan                       13,528        159
  Republic Bancshares, Inc. *                               1,296         26
  Riggs National Corp.                                      3,604         56
  Royal Bancshares of Pennsylvania, Inc.                    1,312         25
  S & T Bancorp, Inc.                                       6,865        186
  Sandy Spring Bancorp, Inc.                                3,749        119
  Santander BanCorp                                         2,193         27
  Seacoast Banking Corp. of Florida                         2,689         50
  Second Bancorp, Inc.                                      2,188         61
  Simmons First National Corp., Class A                     1,833         67
  South Financial Group (The), Inc.                        11,512        244
  Southwest Bancorp of Texas, Inc. *                        7,305        208
  Southwest Bancorp, Inc. of Oklahoma                       1,331         35
  State Bancorp, Inc.                                       1,896         35
  Sterling Bancorp of New York                              2,701         72
  Sterling Bancshares, Inc. of Texas                        9,851        124
  Sterling Financial Corp. of Pennsylvania                  4,363        107
  Suffolk Bancorp                                           3,031         99
  Summit Bancshares, Inc. of Texas                          1,360         28
  Sun Bancorp, Inc. of New Jersey *                         1,653         22
  Sun Bancorp, Inc. of Pennsylvania                         1,276         24
  Susquehanna Bancshares, Inc.                             10,178        214
  SY Bancorp, Inc.                                          1,470         60
  Texas Regional Bancshares, Inc., Class A                  5,712        195
  Tompkins Trustco, Inc.                                    1,918         88
  Trico Bancshares                                          1,305         30
  Trust Co. of New Jersey                                   4,806        133
  Trustco Bank Corp. of New York                           18,680        206
  UCBH Holdings, Inc.                                       4,686        194
  UMB Financial Corp.                                       4,255        171
  Umpqua Holdings Corp.                                     8,109        143
  Union Bankshares Corp.                                    1,950         57
  United Bankshares, Inc.                                   9,457        277
  United Community Banks, Inc. of Georgia                   4,288        108
  United National Bancorp of New Jersey                     4,249         95
  Unizan Financial Corp.                                    5,699        111
  USB Holding Co., Inc.                                     3,097         57
  VIB Corp. *                                               2,980         45

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Banks - 8.1% - (continued)
  Virginia Financial Group, Inc.                             1,884          $63
  W. Holding Co., Inc.                                      11,211          194
  Washington Trust Bancorp, Inc.                             3,369           69
  WesBanco, Inc.                                             5,506          140
  West Coast Bancorp of Oregon                               4,067           67
  Wintrust Financial Corp.                                   3,792          115
  Yardville National Bancorp                                 1,526           29
--------------------------------------------------------------------------------
                                                                         13,484
--------------------------------------------------------------------------------
Beverages - 0.2%
  Boston Beer Co., Inc., Class A *                           2,390           38
  Coca-Cola Bottling Co. Consolidated                          200           12
  Farmer Bros. Co.                                             230           71
  National Beverage Corp. *                                    931           14
  Peet's Coffee & Tea, Inc. *                                2,243           33
  Robert Mondavi (The) Corp., Class A *                      2,401           84
--------------------------------------------------------------------------------
                                                                            252
--------------------------------------------------------------------------------
Biotechnology - 2.2%
  Acacia Research Corp. *                                    5,075           23
  Aksys Ltd. *                                               6,583           36
  Alexion Pharmaceuticals, Inc. *                            4,687           82
  Aphton Corp. *                                             5,277           14
  Applera Corp. (Celera Genomics Group) *                   17,745          200
  Applied Molecular Evolution, Inc. *                        3,970            8
  Arena Pharmaceuticals, Inc. *                              5,032           33
  Ariad Pharmaceuticals, Inc. *                              7,488           21
  Arqule, Inc. *                                             5,486           32
  Avigen, Inc. *                                             5,192           41
  Bio-Rad Laboratories, Inc., Class A *                      4,366          172
  Bio-Technology General Corp. *                            15,108           64
  Cambrex Corp.                                              5,807          171
  Cell Genesys, Inc. *                                       8,495          111
  Ciphergen Biosystems, Inc. *                               5,288           18
  CryoLife, Inc. *                                           4,216           23
  CuraGen Corp. *                                           11,069           59
  Decode Genetics, Inc. *                                    9,366           24
  Deltagen, Inc. *                                           2,000            2
  Digene Corp. *                                             3,036           25
  Diversa Corp. *                                            6,221           71
  Embrex, Inc. *                                             1,862           22
  Enzo Biochem, Inc. *                                       5,962           86
  Enzon, Inc. *                                             11,109          205
  Exact Sciences Corp. *                                     2,949           36
  Exelixis, Inc. *                                          11,657          106
  Gene Logic, Inc. *                                         6,957           54
  Genencor International, Inc. *                             2,499           28
  Genzyme Corp. (Genzyme Biosurgery Division) *              9,698           29
  Geron Corp. *                                              6,386           25
  Harvard Bioscience, Inc. *                                 5,025           17
  Illumina, Inc. *                                           6,135           31
  Immunomedics, Inc. *                                      10,570           78
  Incyte Genomics, Inc. *                                   17,374           93
  Inhale Therapeutic Systems, Inc. *                        14,270          130
  Integra LifeSciences Holdings Corp. *                      4,783           84
  InterMune, Inc. *                                          6,440          197
  Interpore International *                                  4,455           29
  Kosan Biosciences, Inc. *                                  4,435           29
  Lexicon Genetics, Inc. *                                   8,651           35
  Martek Biosciences Corp. *                                 5,153          119
  Maxygen, Inc. *                                            7,393           60
  Myriad Genetics, Inc. *                                    6,149          117
  Neose Technologies, Inc. *                                 2,827           39
  Peregrine Pharmaceuticals, Inc. *                         26,565           24
  PRAECIS Pharmaceuticals, Inc. *                           13,371           43
  Protein Design Labs, Inc. *                               22,947          210
  Regeneron Pharmaceuticals, Inc. *                          8,635          187
  Sangamo BioSciences, Inc. *                                4,406           22
  Seattle Genetics, Inc. *                                   4,648           15
  Sequenom, Inc. *                                           9,696           21
  Serologicals Corp. *                                       5,582           64
  Telik, Inc. *                                              8,265          107
  Texas Biotech Corp. *                                     11,309           22
  Transkaryotic Therapies, Inc. *                            7,220           69
  Vical, Inc. *                                              4,910           19
--------------------------------------------------------------------------------
                                                                          3,682
--------------------------------------------------------------------------------
Building Materials - 0.9%
  Aaon, Inc. *                                               2,429           48
  Apogee Enterprises, Inc.                                   7,327           68
  Butler Manufacturing Co.                                   1,439           27
  Centex Construction Products, Inc.                         1,651           59
  Comfort Systems USA, Inc. *                                9,784           31
  Drew Industries, Inc. *                                    1,351           22
  ElkCorp                                                    5,012           90
  Florida Rock Industries, Inc.                              5,095          204
  Genlyte Group, Inc. *                                      3,124          103

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  53  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)


                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Building Materials - 0.9% - (continued)
  Lennox International, Inc.                                11,035        $157
  LSI Industries, Inc.                                       3,696          39
  Mestek, Inc. *                                               785          14
  NCI Building Systems, Inc. *                               4,744          91
  Nortek Holdings, Inc.                                      2,196          99
  Simpson Manufacturing Co., Inc. *                          3,777         128
  Texas Industries, Inc.                                     5,424         134
  Trex Co., Inc. *                                           1,665          55
  U.S. Concrete, Inc. *                                      5,218          30
  Universal Forest Products, Inc.                            3,518          76
  USG Corp. *                                                9,504          75
--------------------------------------------------------------------------------
                                                                         1,550
--------------------------------------------------------------------------------
Chemicals - 2.4%
  Airgas, Inc. *                                            14,898         251
  Arch Chemicals, Inc.                                       5,183         106
  Cabot Microelectronics Corp. *                             5,853         353
  Crompton Corp.                                            29,345         207
  Cytec Industries, Inc. *                                  10,247         274
  Ferro Corp.                                                8,376         199
  FMC Corp. *                                                7,731         219
  Fuller (H.B.) Co.                                          7,320         212
  Georgia Gulf Corp.                                         7,103         149
  Grace (W.R.) & Co. *                                      16,928          37
  Great Lakes Chemical Corp.                                 9,666         243
  International Specialty Products, Inc.                     2,731          28
  MacDermid, Inc.                                            6,695         150
  Millennium Chemicals, Inc.                                16,265         177
  Minerals Technologies, Inc.                                5,282         228
  NL Industries, Inc.                                        2,196          36
  Octel Corp.                                                2,546          50
  Olin Corp.                                                13,129         198
  Omnova Solutions, Inc. *                                  10,237          42
  Penford Corp.                                              1,972          28
  PolyOne Corp.                                             20,342         159
  Quaker Chemical Corp.                                      1,996          46
  Schulman (A.), Inc.                                        7,601         141
  Solutia, Inc.                                             27,088          73
  Spartech Corp.                                             3,805          71
  Stepan Co.                                                 1,635          42
  Symyx Technologies, Inc. *                                 5,922          71
  Terra Industries, Inc. *                                  10,064          20
  Valhi, Inc.                                                5,430          53
  Wellman, Inc.                                              8,236          99
--------------------------------------------------------------------------------
                                                                         3,962
--------------------------------------------------------------------------------
Coal - 0.2%
  Arch Coal, Inc.                                           11,712         234
  Massey Energy Co.                                         16,218         144
--------------------------------------------------------------------------------
                                                                           378
--------------------------------------------------------------------------------
Commercial Services - 4.5%
  Aaron Rents, Inc., Class B                                 3,662          81
  ABM Industries, Inc.                                       9,741         145
  Actrade Financial Technologies Ltd. *                      1,900           2
  Administaff, Inc. *                                        4,944          34
  Advisory Board (The) Co. *                                 1,197          37
  Albany Molecular Research, Inc. *                          5,349          80
  Alderwoods Group, Inc. *                                  10,315          44
  Arbitron, Inc. *                                           7,590         235
  Banta Corp.                                                6,472         198
  Bowne & Co., Inc.                                          8,657          92
  Bright Horizons Family Solutions, Inc. *                   2,616          71
  CDI Corp. *                                                3,058          88
  Central Parking Corp.                                      4,505          87
  Century Business Services, Inc. *                         20,352          66
  Charles River Associates, Inc. *                           1,902          30
  Chemed Corp.                                               2,531          93
  Clark/Bardes, Inc. *                                       3,662          67
  Coinstar, Inc. *                                           5,625         136
  Computer Learning Centers *                                   50           -
  Consolidated Graphics, Inc. *                              2,869          59
  Corinthian Colleges, Inc. *                                9,781         382
  Cornell Cos., Inc. *                                       3,384          31
  Corporate Executive Board Co. *                            9,558         315
  Corvel Corp. *                                             1,705          57
  CoStar Group, Inc. *                                       3,367          61
  CPI Corp.                                                  1,828          23
  Cross Country, Inc. *                                      8,336         140
  DiamondCluster International, Inc., Class A *              5,247          19
  Discovery Partners International, Inc. *                   4,374          14
  Dollar Thrifty Automotive Group *                          6,310         133
  Electro Rent Corp. *                                       3,618          44
  Employee Solutions, Inc. *                                   111           -
  Euronet Worldwide, Inc. *                                  3,684          22
  Exult, Inc. *                                             12,220          39
  First Consulting Group, Inc. *                             4,690          32

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Commercial Services - 4.5% - (continued)
  Forrester Research, Inc. *                                 3,673         $56
  FTI Consulting, Inc. *                                     5,669         232
  Gaiam, Inc. *                                              1,417          15
  Gartner, Inc., Class A *                                  21,374         209
  Hall, Kinion & Associates, Inc. *                          2,609          15
  Healthcare Services Group                                  2,397          29
  Heidrick & Struggles International, Inc. *                 4,677          74
  Hooper Holmes, Inc.                                       13,833          79
  ICT Group, Inc. *                                            792          14
  iDine Rewards Network, Inc.                                4,388          48
  Insurance Auto Auctions, Inc. *                            2,568          41
  Integrated Electrical Services, Inc. *                     8,412          33
  ITT Educational Services, Inc. *                          10,974         255
  Kelly Services, Inc., Class A                              4,371         108
  Kendle International, Inc. *                               2,729          25
  kforce, Inc. *                                             5,010          21
  Korn/Ferry International *                                 9,764          94
  Kroll, Inc. *                                              6,768         127
  Labor Ready, Inc. *                                       10,575          75
  Landauer, Inc.                                             2,106          77
  Learning Tree International, Inc. *                        2,701          44
  Mail-Well, Inc. *                                          7,347          15
  MAXIMUS, Inc. *                                            4,436         124
  McGrath Rentcorp                                           2,365          56
  Medical Staffing Network Holdings, Inc. *                  2,018          33
  MedQuist, Inc. *                                           2,610          51
  Memberworks, Inc. *                                        2,193          42
  Midas, Inc.                                                1,431          11
  Monro Muffler Brake, Inc. *                                1,396          25
  MPS Group, Inc. *                                         24,257         146
  Navigant Consulting, Inc. *                               10,082          54
  NCO Group, Inc. *                                          4,830          79
  On Assignment, Inc. *                                      5,458          45
  Parexel International Corp. *                              6,113          76
  PDI, Inc. *                                                2,116          21
  Plexus Corp. *                                            10,834         165
  Pre-Paid Legal Services, Inc. *                            3,383          97
  PRG-Schultz International, Inc. *                          9,213          88
  Princeton Review, Inc. *                                   4,158          26
  Protection One, Inc. *                                     3,063           7
  Proxymed, Inc. *                                           1,183          15
  Quanta Services, Inc. *                                    8,278          30
  Remedytemp, Inc., Class A *                                1,418          20
  Rent-Way, Inc. *                                           6,603          26
  Resources Connection, Inc. *                               4,921          91
  Right Management Consultants, Inc. *                       4,250          52
  Rollins, Inc.                                              3,649          85
  Service Corp. International *                             75,953         252
  Sotheby's Holdings, Inc., Class A *                       11,601         101
  SOURCECORP, Inc. *                                         3,937          76
  Spherion Corp. *                                          15,209         105
  Startek, Inc. *                                            2,681          71
  Stewart Enterprises, Inc., Class A *                      24,914         131
  Strayer Education, Inc.                                    1,900         114
  Sylvan Learning Systems, Inc. *                            8,182         149
  TeleTech Holdings, Inc. *                                 10,068          87
  Volt Information Sciences, Inc. *                          2,057          36
  Wackenhut Corrections Corp. *                              2,249          28
  Watson Wyatt & Co. Holdings *                              5,189         110
  Wireless Facilities, Inc. *                                5,981          43
--------------------------------------------------------------------------------
                                                                         7,411
--------------------------------------------------------------------------------
Computers - 4.0%
  3D Systems Corp. *                                         2,069          17
  Advanced Digital Information Corp. *                      16,097         120
  Anteon International Corp. *                               3,876          91
  CACI International, Inc., Class A *                        7,345         280
  Carreker Corp. *                                           4,992          31
  Catapult Communications Corp. *                            1,379          16
  CIBER, Inc. *                                             14,386          86
  Cognizant Technology Solutions Corp. *                     2,107         150
  Compucom Systems, Inc. *                                   5,894          39
  Computer Horizons Corp. *                                  8,112          29
  Concurrent Computer Corp. *                               15,991          52
  Covansys Corp. *                                           4,967          20
  Cray, Inc. *                                              11,892          83
  Digimarc Corp. *                                           2,301          36
  Drexler Technology Corp. *                                 2,180          37
  Dynamics Research Corp. *                                  1,732          22
  Echelon Corp. *                                            6,462          94
  Electronics for Imaging, Inc. *                           14,014         248
  Factset Research Systems, Inc.                             5,380         166
  FalconStor Software, Inc. *                                8,796          43
  Fidelity National Information Solutions, Inc. *            3,398          68
  Handspring, Inc. *                                        11,108          16

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  55  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Computers - 4.0% - (continued)
  Hutchinson Technology, Inc. *                              6,548        $178
  iGate Corp. *                                              5,203          18
  Imation Corp. *                                            9,062         373
  InFocus Corp. *                                            9,465          71
  Inforte Corp. *                                            1,657          12
  Integral Systems, Inc. of Maryland *                       2,385          49
  Intergraph Corp. *                                        12,082         219
  Iomega Corp. *                                            14,119         121
  Kronos, Inc. of Massachusetts *                            5,088         231
  Lexar Media, Inc. *                                        8,407          62
  Magma Design Automation, Inc. *                            4,784          55
  Manhattan Associates, Inc. *                               5,012         150
  Maxtor Corp. *                                            51,493         279
  McData Corp., Class A *                                   16,350         143
  MCSi, Inc. *                                               5,683          33
  Mentor Graphics Corp. *                                   16,908         204
  Mercury Computer Systems, Inc. *                           5,593         175
  Micros Systems, Inc. *                                     4,286         105
  MTS Systems Corp.                                          5,442          65
  Nassda Corp. *                                             1,293          17
  Netscout Systems, Inc. *                                   4,655          24
  NetScreen Technologies, Inc. *                             2,594          45
  Novadigm, Inc. *                                           3,496           8
  Nuance Communications, Inc. *                              7,469          24
  Numerical Technologies, Inc. *                             6,279          28
  NYFIX, Inc. *                                              6,460          34
  Overland Storage, Inc. *                                   1,966          26
  Palm, Inc.                                                 7,488         127
  PEC Solutions, Inc. *                                      2,166          80
  Pomeroy Computer Resources, Inc. *                         2,562          32
  Quantum Corp. *                                           33,526         124
  Radiant Systems, Inc. *                                    4,448          53
  Radisys Corp. *                                            4,229          40
  Rainbow Technologies, Inc. *                               6,117          52
  Read-Rite Corp. *                                         31,289          28
  Redback Networks, Inc. *                                  38,995          47
  Sandisk Corp. *                                           15,642         434
  SCM Microsystems, Inc. *                                   4,034          24
  Silicon Graphics, Inc. *                                  48,981          78
  Silicon Storage Technology, Inc. *                        20,000         141
  SimpleTech, Inc. *                                         1,857           7
  SONICblue, Inc. *                                         22,161          18
  SRA International , Inc., Class A *                        1,301          36
  StorageNetworks, Inc. *                                   17,065          29
  Sykes Enterprises, Inc. *                                  6,261          19
  Synaptics, Inc. *                                          1,294          10
  Synplicity, Inc. *                                         2,472          12
  Syntel, Inc. *                                             1,445          28
  Systems & Computer Technology Corp. *                      8,007          81
  Talx Corp.                                                 3,179          31
  Tier Technologies, Inc., Class B *                         3,732          57
  TiVo, Inc. *                                               4,770          37
  Tripos, Inc. *                                             1,891          17
  Tyler Technologies, Inc.                                   8,322          37
  Virage Logic Corp. *                                       2,780          38
  Western Digital Corp. *                                   49,660         420
-------------------------------------------------------------------------------
                                                                         6,630
-------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.1%
  Chattem, Inc. *                                            1,338          56
  DEL Laboratories, Inc. *                                   1,075          25
  Elizabeth Arden, Inc. *                                    3,363          48
  Inter Parfums, Inc. *                                        851           6
  Revlon, Inc., Class A *                                    2,208           9
-------------------------------------------------------------------------------
                                                                           144
-------------------------------------------------------------------------------
Distribution/Wholesale - 0.7%
  Advanced Marketing Services, Inc.                          3,626          57
  Aviall, Inc.                                               4,811          39
  Bell Microproducts, Inc. *                                 4,494          33
  Building Material Holding Corp.                            3,152          42
  Daisytek International Corp. *                             4,574          38
  Handleman Co.                                              6,413          72
  Hughes Supply, Inc.                                        6,166         194
  Owens & Minor, Inc.                                        8,807         145
  Scansource, Inc. *                                         1,250          91
  SCP Pool Corp. *                                           4,631         146
  United Stationers, Inc.                                    7,757         253
  Watsco, Inc.                                               4,413          71
  WESCO International, Inc. *                                3,652          19
-------------------------------------------------------------------------------
                                                                         1,200
-------------------------------------------------------------------------------
Diversified Financial Services - 0.8%
  Advanta Corp., Class B                                     5,720          56
  American Home Mortgage Holdings, Inc.                      2,230          24
  BKF Capital Group, Inc.                                    1,511          29
  California First National Bancorp                            897          12

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER        VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Diversified Financial Services - 0.8% - (continued)
  Charter Municipal Mortgage Acceptance Co.                 10,639        $187
  Cityscape Financial Corp. *                                2,500           -
  CompuCredit Corp. *                                        4,430          32
  Credit Acceptance Corp. *                                  3,451          27
  DVI, Inc. *                                                3,222          28
  Federal Agricultural Mortgage Corp., Class C *             2,053          65
  Financial Federal Corp. *                                  2,943          76
  Friedman Billings Ramsey Group, Inc., Class A *            3,847          35
  Gabelli Asset Management, Inc., Class A *                  1,609          53
  Jefferies Group, Inc.                                      4,997         222
  Knight Trading Group, Inc. *                              21,045         133
  Metris Cos., Inc.                                          7,835          34
  New Century Financial Corp.                                4,066          76
  Saxon Capital, Inc. *                                      7,262          94
  Search Financial Services, Inc. *                             91           -
  SoundView Technology Group, Inc. *                        19,177          28
  SWS Group, Inc.                                            3,491          51
  Westcorp                                                   3,035          63
  WFS Financial, Inc. *                                      1,781          37
  World Acceptance Corp. *                                   2,808          20
--------------------------------------------------------------------------------
                                                                         1,382
--------------------------------------------------------------------------------
Electric - 1.6%
  Avista Corp.                                              12,346         121
  Black Hills Corp.                                          6,930         179
  Central Vermont Public Service Corp.                       3,011          55
  CH Energy Group, Inc.                                      4,230         203
  Cleco Corp.                                               10,489         142
  DQE, Inc.                                                 18,483         272
  El Paso Electric Co.                                      12,100         124
  Empire District Electric (The) Co.                         5,755         105
  MGE Energy , Inc.                                          4,192         113
  Otter Tail Corp.                                           6,411         179
  PNM Resources, Inc.                                        9,375         221
  Sierra Pacific Resources                                  26,398         183
  UIL Holdings Corp.                                         3,098         104
  Unisource Energy Corp.                                     7,370         123
  Unitil Corp.                                               1,226          32
  Westar Energy, Inc.                                       14,464         167
  WPS Resources Corp.                                        8,111         299
--------------------------------------------------------------------------------
                                                                         2,622
--------------------------------------------------------------------------------
Electrical Components & Equipment - 1.0%
  Active Power, Inc. *                                       8,658          18
  Advanced Energy Industries, Inc. *                         4,284          77
  American Superconductor Corp. *                            5,290          19
  Ametek, Inc.                                               8,538         317
  Artesyn Technologies, Inc. *                               7,640          31
  Belden, Inc.                                               5,854          98
  C&D Technologies, Inc.                                     6,711         131
  Capstone Turbine Corp. *                                  20,015          24
  Encore Wire Corp. *                                        3,434          36
  Energy Conversion Devices, Inc. *                          3,867          47
  General Cable Corp.                                        8,556          37
  GrafTech International Ltd. *                             14,683          81
  Intermagnetics General Corp. *                             3,816          83
  Littelfuse, Inc. *                                         5,059          98
  Magnetek, Inc. *                                           5,078          29
  Medis Technologies Ltd. *                                  2,793          15
  Powell Industries, Inc. *                                  1,694          33
  Power-One, Inc. *                                         13,937         110
  Proton Energy Systems, Inc. *                              6,252          20
  Rayovac Corp. *                                            8,281         121
  Research Frontiers, Inc. *                                 2,482          26
  Universal Display Corp. *                                  4,406          51
  Vicor Corp. *                                              5,131          43
  Wilson Greatbatch Technologies, Inc. *                     5,412         157
--------------------------------------------------------------------------------
                                                                         1,702
--------------------------------------------------------------------------------
Electronics - 2.5%
  Analogic Corp.                                             1,713          77
  BEI Technologies, Inc.                                     2,819          40
  Bel Fuse, Inc., Class B                                    2,528          47
  Benchmark Electronics, Inc. *                              5,881         183
  Brady Corp., Class A                                       4,751         162
  Checkpoint Systems, Inc. *                                 8,311          91
  Coherent, Inc. *                                           7,465         156
  CTS Corp.                                                  7,706          61
  Cubic Corp.                                                3,986          68
  Daktronics, Inc. *                                         3,619          52
  DDi Corp. of California *                                 12,410           5
  Dionex Corp. *                                             4,517         137
  DSP Group, Inc. *                                          6,986         121
  Electro Scientific Industries, Inc. *                      7,107         173
  Excel Technology, Inc. *                                   2,260          45
  FEI Co. *                                                  6,229         116
  Flir Systems, Inc. *                                       3,864         168

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  57  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                           NUMBER        VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Electronics - 2.5% - (continued)
  Identix, Inc. *                                           21,680        $149
  II-VI, Inc. *                                              2,823          46
  Invision Technologies, Inc. *                              2,990          87
  Itron, Inc. *                                              5,412         137
  Keithley Instruments, Inc.                                 1,531          19
  LeCroy Corp. *                                             2,135          23
  Manufacturers Services Ltd. *                              3,716          19
  Merix Corp. *                                              3,515          39
  Methode Electronics, Inc., Class A                         8,826          88
  Molecular Devices Corp. *                                  3,952          75
  NU Horizons Electronics Corp. *                            3,706          26
  OSI Systems, Inc. *                                        1,732          30
  Park Electrochemical Corp.                                 4,411          95
  Paxar Corp. *                                              8,215         116
  Photon Dynamics, Inc. *                                    4,394         155
  Pioneer Standard Electronics                               7,758          75
  Planar Systems, Inc. *                                     3,513          73
  Rogers Corp. *                                             4,087         100
  SBS Technologies, Inc. *                                   3,770          42
  Stoneridge, Inc. *                                         3,318          33
  Suntron Corp. *                                              645           3
  Sypris Solutions, Inc.                                     1,287          16
  Technitrol, Inc.                                          10,357         179
  Thomas & Betts Corp. *                                    11,197         209
  Trimble Navigation Ltd. *                                  6,510          91
  TTM Technologies, Inc. *                                   3,975          12
  Varian, Inc. *                                             7,621         239
  Watts Industries, Inc., Class A                            4,043          64
  Woodhead Industries, Inc.                                  2,702          33
  Woodward Governor Co.                                      2,290          98
  X-Rite, Inc.                                               4,643          35
  Zygo Corp. *                                               4,023          32
-------------------------------------------------------------------------------
                                                                         4,140
-------------------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
  FuelCell Energy, Inc. *                                    8,827          80
  Headwaters, Inc. *                                         7,098         114
  Plug Power, Inc. *                                         4,292          30
  Syntroleum Corp. *                                         5,068           9
-------------------------------------------------------------------------------
                                                                           233
-------------------------------------------------------------------------------
Engineering & Construction - 0.5%
  Baker (Michael) Corp. *                                    1,315          13
  Dycom Industries, Inc. *                                  12,357         187
  EMCOR Group, Inc. *                                        3,842         205
  Granite Construction, Inc.                                 8,293         141
  Insituform Technologies, Inc., Class A *                   5,856         111
  URS Corp.                                                  5,902         122
-------------------------------------------------------------------------------
                                                                           779
-------------------------------------------------------------------------------
Entertainment - 0.9%
  Alliance Gaming Corp. *                                   10,935         189
  AMC Entertainment, Inc. *                                  7,565          75
  Argosy Gaming Co. *                                        6,436         126
  Ascent Media Group , Inc. *                                1,249           3
  Carmike Cinemas, Inc. *                                      572          11
  Championship Auto Racing Teams, Inc. *                     2,785          12
  Churchill Downs, Inc.                                      1,555          60
  Dover Downs Gaming & Entertainment, Inc.                   2,582          27
  Dover Motorsports, Inc.                                    4,034          15
  Gaylord Entertainment Co. *                                5,690         113
  Isle of Capri Casinos, Inc. *                              3,744          46
  Macrovision Corp. *                                       11,050         206
  Magna Entertainment Corp., Class A *                      11,435          74
  Penn National Gaming, Inc. *                               7,846         146
  Pinnacle Entertainment, Inc.                               6,215          37
  Scientific Games Corp., Class A *                         11,232          79
  Shuffle Master, Inc. *                                     4,597          89
  Speedway Motorsports, Inc.                                 3,524          91
  Steinway Musical Instruments *                             1,071          18
  Vail Resorts, Inc. *                                       2,172          40
  Zomax, Inc. *                                              7,596          33
-------------------------------------------------------------------------------
                                                                         1,490
-------------------------------------------------------------------------------
Environmental Control - 0.6%
  Calgon Carbon Corp.                                        8,653          43
  Casella Waste Systems, Inc., Class A *                     4,290          31
  IMCO Recycling, Inc. *                                     2,909          23
  Ionics, Inc. *                                             4,533         102
  Mine Safety Appliances Co.                                 2,027          67
  Stericycle, Inc. *                                         8,674         289
  Tetra Tech, Inc. *                                        12,937         160
  TRC Cos., Inc. *                                           2,250          25
  Waste Connections, Inc. *                                  7,153         267
-------------------------------------------------------------------------------
                                                                         1,007
-------------------------------------------------------------------------------
Food - 1.9%
  American Italian Pasta Co., Class A *                      4,285         156
  Arden Group, Inc., Class A *                                 351          21

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Food - 1.9% - (continued)
  Aurora Foods, Inc. *                                       6,109          $4
  Bridgford Foods Corp.                                        748           7
  Chiquita Brands International, Inc. *                      9,282         130
  Corn Products International, Inc.                          8,716         259
  Del Monte Foods Co. *                                      7,071          63
  Fleming Cos., Inc.                                        11,962          90
  Flowers Foods, Inc. *                                      5,708         137
  Great Atlantic & Pacific Tea Co. *                         4,319          33
  Green Mountain Coffee, Inc. *                                810          12
  Hain Celestial Group, Inc. *                               6,071          83
  Horizon Organic Holding Corp. *                            1,686          28
  Ingles Markets, Inc., Class A                              2,571          30
  International Multifoods Corp. *                           4,081          82
  Interstate Bakeries Corp.                                 11,263         260
  J & J Snack Foods Corp. *                                  1,571          52
  JM Smucker (The) Co.                                      11,488         450
  Lance, Inc.                                                6,269          74
  Monterey Pasta Co. *                                       3,630          25
  Nash Finch Co.                                             2,840          24
  Pathmark Stores, Inc. *                                    7,773          30
  Penn Traffic Co. *                                         2,759          20
  Pilgrims Pride Corp., Class B                              3,943          33
  Ralcorp Holdings, Inc. *                                   7,744         182
  Riviana Foods, Inc.                                        1,544          39
  Ruddick Corp.                                              8,101         117
  Sanderson Farms, Inc.                                      1,297          26
  Seaboard Corp.                                                95          22
  Sensient Technologies Corp., Class A                      11,254         276
  Tasty Baking Co.                                           2,085          20
  United Natural Foods, Inc. *                               4,920         127
  Weis Markets, Inc.                                         2,848          93
  Wild Oats Markets, Inc. *                                  4,975          53
--------------------------------------------------------------------------------
                                                                         3,058
--------------------------------------------------------------------------------
Forest Products & Paper - 0.6%
  Buckeye Technologies, Inc. *                               6,620          45
  Caraustar Industries, Inc. *                               6,813          63
  Deltic Timber Corp.                                        2,560          68
  Glatfelter Co.                                             2,542          33
  Longview Fibre Co. *                                      13,205         102
  Louisiana-Pacific Corp. *                                 27,033         242
  Pope & Talbot, Inc.                                        4,038          54
  Potlatch Corp.                                             7,336         198
  Rock-Tenn Co., Class A                                     2,908          37
  Schweitzer-Mauduit International, Inc.                     3,847          98
  Wausau-Mosinee Paper Corp.                                 9,368         108
--------------------------------------------------------------------------------
                                                                         1,048
--------------------------------------------------------------------------------
Gas - 1.9%
  AGL Resources, Inc.                                       14,451         348
  Atmos Energy Corp.                                        10,676         238
  Cascade Natural Gas Corp.                                  2,855          56
  Energen Corp.                                              8,890         238
  EnergySouth, Inc.                                          1,086          29
  Laclede Group (The), Inc.                                  4,880         117
  New Jersey Resources Corp.                                 6,968         219
  Northwest Natural Gas Co.                                  6,572         168
  Northwestern Corp.                                         9,683          78
  NUI Corp.                                                  4,073          61
  ONEOK, Inc.                                               13,853         262
  Piedmont Natural Gas Co., Inc.                             7,955         273
  SEMCO Energy, Inc.                                         4,758          33
  South Jersey Industries, Inc.                              3,098         101
  Southern Union Co. *                                      10,479         157
  Southwest Gas Corp.                                        8,496         189
  UGI Corp.                                                  7,116         262
  WGL Holdings, Inc.                                        12,556         290
--------------------------------------------------------------------------------
                                                                         3,119
--------------------------------------------------------------------------------
Hand/Machine Tools - 0.6%
  Baldor Electric Co.                                        7,862         153
  Franklin Electric Co., Inc.                                1,657          78
  Kennametal, Inc.                                           8,905         311
  Lincoln Electric Holdings, Inc.                            8,211         206
  Milacron, Inc.                                             4,418          29
  Regal-Beloit Corp.                                         5,972         124
  Starrett (L.S.) Co., Class A                               1,685          29
--------------------------------------------------------------------------------
                                                                           930
--------------------------------------------------------------------------------
Healthcare-Products - 3.4%
  Abiomed, Inc. *                                            3,223          16
  Advanced Neuromodulation Systems, Inc. *                   2,299          69
  Alaris Medical, Inc. *                                     3,662          26
  Align Technology, Inc. *                                   8,542          31
  American Medical Systems Holdings, Inc. *                  5,044          82
  Arrow International, Inc.                                  2,409          90
  Arthrocare Corp. *                                         5,646          67
  Biosite, Inc. *                                            2,964          85

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  59  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Healthcare-Products - 3.4% - (continued)
  Britesmile, Inc. *                                         3,116         $2
  Bruker AXS, Inc. *                                         2,338          6
  Bruker Daltonics, Inc. *                                   2,895         16
  Cantel Medical Corp. *                                     1,721         23
  Cardiac Science, Inc. *                                   14,174         33
  Cardiodynamics International Corp. *                       8,260         34
  Cepheid, Inc. *                                            6,787         41
  Cerus Corp. *                                              3,485         85
  Cholestech Corp. *                                         3,033         20
  Closure Medical Corp. *                                    1,364         18
  Columbia Laboratories, Inc. *                              6,761         26
  Conceptus, Inc. *                                          4,354         60
  Conmed Corp. *                                             6,967        133
  Cooper Cos., Inc.                                          7,872        221
  Cyberonics, Inc. *                                         5,615         96
  Datascope Corp.                                            3,079         79
  DJ Orthopedics, Inc. *                                     1,893          7
  Endocardial Solutions, Inc. *                              3,560         15
  Endocare, Inc. *                                           4,674         13
  EPIX Medical, Inc. *                                       3,230         30
  Haemonetics Corp. of Massachusetts *                       4,648        112
  Hanger Orthopedic Group, Inc. *                            4,992         65
  HealthTronics Surgical Services, Inc. *                    2,051         14
  Hologic, Inc. *                                            4,981         69
  ICU Medical, Inc. *                                        2,726        106
  IDEXX Laboratories, Inc. *                                 8,233        258
  Igen International, Inc. *                                 4,123        156
  Immucor, Inc. *                                            2,703         62
  Inamed Corp. *                                             3,081         90
  Intuitive Surgical, Inc. *                                 7,778         57
  Invacare Corp.                                             6,802        223
  Inverness Medical Innovations, Inc. *                      1,825         28
  Kensey Nash Corp. *                                        1,870         35
  Kyphon, Inc. *                                             1,557         15
  Lifecore Biomedical, Inc. *                                2,580         21
  Lifeline Systems, Inc. *                                   1,034         21
  Luminex Corp. *                                            4,975         25
  Med-Design Corp. *                                         2,200         16
  MedSource Technologies, Inc. *                             2,153         18
  Mentor Corp.                                               5,093        220
  Merit Medical Systems, Inc. *                              2,969         56
  Oakley, Inc. *                                             6,627         90
  Ocular Sciences, Inc. *                                    4,383         92
  OraSure Technologies, Inc. *                               6,772         41
  Orthologic Corp. *                                         8,251         35
  PolyMedica Corp. *                                         2,401         69
  Possis Medical, Inc. *                                     4,425         72
  PSS World Medical, Inc. *                                 18,411        127
  QMed, Inc. *                                               1,988         14
  Quidel Corp. *                                             6,632         21
  Resmed, Inc. *                                             7,860        255
  Respironics, Inc. *                                        8,619        250
  Rita Medical Systems, Inc. *                               2,582         15
  Sola International, Inc. *                                 5,623         66
  Sonic Innovations, Inc. *                                  2,806         14
  SonoSite, Inc. *                                           3,639         54
  SurModics, Inc. *                                          3,446        111
  Sybron Dental Specialties, Inc. *                          9,809        139
  Techne Corp. *                                            10,747        332
  Therasense, Inc. *                                         5,730         54
  Thoratec Corp. *                                          12,701        110
  TriPath Imaging, Inc. *                                    5,684         18
  Urologix, Inc. *                                           3,588         14
  Ventana Medical Systems, Inc. *                            3,271         70
  Viasys Healthcare, Inc. *                                  6,736        108
  Visx, Inc. *                                              12,418        114
  Vital Signs, Inc.                                          1,528         43
  West Pharmaceutical Services, Inc.                         3,386         70
  Women First Healthcare, Inc. *                             4,015         22
  Wright Medical Group, Inc. *                               4,041         73
  Young Innovations, Inc. *                                  1,120         25
  Zoll Medical Corp. *                                       2,160         80
-------------------------------------------------------------------------------
                                                                        5,689
-------------------------------------------------------------------------------
Healthcare-Services - 2.0%
  Alliance Imaging, Inc. *                                   3,014         21
  American Healthways, Inc. *                                2,762         57
  American Medical Security Group, Inc.                      1,595         18
  AMERIGROUP Corp. *                                         2,487         66
  Ameripath, Inc. *                                          7,277        123
  Amsurg Corp. *                                             5,276        135
  Apria Healthcare Group, Inc. *                            10,541        247
  Beverly Enterprises, Inc. *                               25,324         82
  Bio-Reference Labs, Inc. *                                 1,891         12
  Bioreliance Corp. *                                          886         23

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Healthcare-Services - 2.0% - (continued)
  Centene Corp. *                                            1,293      $   36
  CLC Healthcare, Inc. *                                       330           -
  Cobalt Corp.                                               2,430          29
  Covance, Inc. *                                           16,087         361
  Curative Health Services, Inc. *                           2,658          41
  Dianon Systems, Inc. *                                     2,193         102
  Dynacq International, Inc. *                               1,389          21
  Genesis Health Ventures, Inc. *                            7,228         127
  Gentiva Health Services, Inc. *                            5,867          48
  Impath, Inc. *                                             4,032          67
  Kindred Healthcare, Inc. *                                 2,920          49
  LabOne, Inc. *                                             1,371          25
  Matria Healthcare, Inc. *                                  1,598          16
  Medcath Corp. *                                            1,644          17
  National Healthcare Corp. *                                2,171          46
  Odyssey HealthCare, Inc. *                                 3,067         107
  Option Care, Inc. *                                        3,289          20
  PacifiCare Health Systems, Inc. *                          9,007         241
  Pediatrix Medical Group, Inc. *                            6,123         249
  Prime Medical Services, Inc. *                             3,502          29
  Province Healthcare Co. *                                 12,356         159
  Radiologix, Inc. *                                         5,188          26
  RehabCare Group, Inc. *                                    4,492          92
  Res-Care, Inc. *                                           3,989          18
  Select Medical Corp. *                                     4,536          65
  Sierra Health Services *                                   6,277          70
  Specialty Laboratories *                                   1,678          16
  Sunrise Assisted Living, Inc. *                            4,605         129
  U.S. Physical Therapy, Inc. *                              2,418          31
  United Surgical Partners International, Inc. *             4,310          73
  US Oncology, Inc. *                                       18,933         163
  VCA Antech, Inc. *                                         4,616          69
--------------------------------------------------------------------------------
                                                                         3,326
--------------------------------------------------------------------------------
Holding Companies - Diversified - 0.1%
  Resource America, Inc., Class A                            3,874          32
  Walter Industries, Inc.                                    6,938          72
--------------------------------------------------------------------------------
                                                                           104
--------------------------------------------------------------------------------
Home Builders - 0.9%
  Beazer Homes USA, Inc. *                                   3,084         197
  Champion Enterprises, Inc. *                              12,596          46
  Coachmen Industries, Inc.                                  3,718          59
  Dominion Homes, Inc. *                                       647          11
  Fleetwood Enterprises, Inc. *                              9,040          74
  Hovnanian Enterprises, Inc., Class A *                     3,875         129
  M/I Schottenstein Homes, Inc.                              3,119          91
  MDC Holdings, Inc.                                         5,004         179
  Meritage Corp.                                             2,277          75
  Modtech Holdings, Inc. *                                   2,298          22
  Monaco Coach Corp. *                                       6,174         104
  Palm Harbor Homes, Inc. *                                  4,456          83
  Skyline Corp.                                              1,590          45
  Standard Pacific Corp.                                     8,306         212
  Technical Olympic USA, Inc. *                                591           8
  WCI Communities, Inc. *                                    1,787          20
  William Lyon Homes, Inc. *                                 1,281          29
  Winnebago Industries, Inc.                                 3,110         154
--------------------------------------------------------------------------------
                                                                         1,538
--------------------------------------------------------------------------------
Home Furnishings - 0.2%
  American Woodmark Corp.                                    1,183          70
  Applica, Inc.                                              4,179          21
  Bassett Furniture Industries, Inc.                         2,602          35
  Bush Industries, Inc., Class A                             2,187          15
  Kimball International, Inc., Class B                       8,749         130
  Parkervision, Inc. *                                       2,200          26
  Salton, Inc. *                                             1,674          23
  Stanley Furniture Co., Inc. *                              1,331          34
  Universal Electronics, Inc. *                              3,571          36
  Vialta, Inc. *                                               169           -
--------------------------------------------------------------------------------
                                                                           390
--------------------------------------------------------------------------------
Household Products/Wares - 1.0%
  Blyth, Inc.                                                8,352         231
  Central Garden and Pet Co. *                               3,698          71
  CSS Industries, Inc. *                                       865          30
  Ennis Business Forms, Inc.                                 4,207          52
  Fossil, Inc. *                                             5,187         105
  Harland (John H.) Co.                                      7,546         159
  Jarden Corp. *                                             2,975          67
  New England Business Service, Inc.                         2,989          67
  Playtex Products, Inc. *                                   7,204          77
  Russ Berrie & Co., Inc.                                    2,548          83
  Standard Register (The) Co.                                4,487          84
  Tupperware Corp.                                          13,418         230
  Wallace Computer Services, Inc.                            9,627         180
  Water Pik Technologies, Inc. *                             2,749          24

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  61  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                           NUMBER         VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Household Products/Wares - 1.0% - (continued)
  WD-40 Co.                                                 4,125        $  119
  Yankee Candle Co., Inc. *                                 6,996           123
--------------------------------------------------------------------------------
                                                                          1,702
--------------------------------------------------------------------------------
Housewares - 0.2%
  Libbey, Inc.                                              3,972           102
  National Presto Industries, Inc.                          1,218            39
  Oneida Ltd.                                               3,730            41
  Toro Co.                                                  3,191           204
--------------------------------------------------------------------------------
                                                                            386
--------------------------------------------------------------------------------
Insurance - 2.0%
  Alfa Corp.                                                9,003           112
  American Physicians Capital, Inc. *                       2,407            45
  Argonaut Group, Inc.                                      5,575            92
  Baldwin & Lyons, Inc., Class B                            1,478            35
  Ceres Group, Inc.                                         4,905             8
  Citizens, Inc. *                                          5,855            49
  CNA Surety Corp.                                          3,991            32
  Commerce Group, Inc.                                      6,338           230
  Crawford & Co., Class B                                   6,865            46
  Delphi Financial Group, Inc., Class A                     3,395           130
  EMC Insurance Group, Inc.                                   605            11
  FBL Financial Group, Inc., Class A                        2,951            49
  Financial Industries Corp.                                2,024            28
  FPIC Insurance Group, Inc. *                              2,272            15
  Great American Financial Resources, Inc.                  1,888            30
  Harleysville Group, Inc.                                  7,653           201
  Hilb, Rogal & Hamilton Co.                                7,382           280
  Horace Mann Educators Corp.                               9,177           147
  Independence Holding Co.                                    845            17
  Kansas City Life Insurance Co.                              943            37
  Landamerica Financial Group, Inc.                         4,799           172
  MEEMIC Holdings, Inc. *                                     273             8
  Midland (The) Co.                                         2,021            40
  National Western Life Insurance Co., Class A *              556            49
  Navigators Group, Inc. *                                  1,044            27
  NYMAGIC, Inc. *                                             372             7
  Odyssey Re Holdings Corp.                                 4,328            77
  Ohio Casualty Corp. *                                    13,142           169
  Philadelphia Consolidated Holding Co. *                   4,353           159
  Pico Holdings, Inc. *                                     1,688            21
  PMA Capital Corp., Class A                                6,821           103
  Presidential Life Corp.                                   5,332            55
  ProAssurance Corp. *                                      5,533           110
  RLI Corp.                                                 3,244            78
  Selective Insurance Group, Inc.                           6,681           172
  State Auto Financial Corp.                                3,276            48
  Stewart Information Services Corp. *                      4,376            91
  Triad Guaranty, Inc. *                                    2,036            82
  UICI *                                                    9,972           128
  United Fire & Casualty Co.                                1,863            63
  Universal American Financial Corp. *                      6,027            40
  Vesta Insurance Group, Inc.                               8,854            32
  Zenith National Insurance Corp.                           2,131            50
--------------------------------------------------------------------------------
                                                                          3,375
--------------------------------------------------------------------------------
Internet - 3.4%
  1-800 Contacts, Inc. *                                    1,455            18
  1-800-FLOWERS.COM, Inc., Class A *                        3,196            33
  Agile Software Corp. *                                    9,750            88
  Akamai Technologies, Inc. *                              25,431            52
  Alloy, Inc. *                                             8,062            96
  Ameritrade Holding Corp. *                               23,770           122
  Answerthink, Inc. *                                      12,111            33
  Ariba, Inc. *                                            68,297           285
  AsiaInfo Holdings, Inc. *                                 7,476            60
  At Road, Inc. *                                           5,419            22
  Avenue A, Inc. *                                          8,969            31
  Avocent Corp. *                                          10,738           253
  Centillium Communications, Inc. *                         7,173            21
  Chordiant Software, Inc. *                                9,232            17
  CNET Networks, Inc. *                                    32,073            98
  Digital Insight Corp. *                                   7,297            75
  Digital River, Inc. *                                     6,923           100
  Digitas, Inc. *                                           2,416             7
  DoubleClick, Inc. *                                      30,652           219
  Drugstore.com, Inc. *                                     6,726            14
  E.piphany, Inc. *                                        16,196            81
  Earthlink, Inc. *                                        32,310           201
  Entrust, Inc. *                                          12,383            50
  eResearch Technology, Inc. *                              2,095            29
  eSPEED, Inc., Class A *                                   5,813            87
  EUniverse, Inc. *                                         3,290            16
  F5 Networks, Inc. *                                       5,727            80
  Freemarkets, Inc. *                                      10,141            86
  GlobalSCAPE, Inc. *                                         785             -

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  62  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Internet - 3.4% - (continued)
  GSI Commerce, Inc. *                                        4,827      $   23
  Harris Interactive, Inc. *                                  9,562          33
  Homestore, Inc. *                                          19,995          27
  I-many, Inc. *                                             10,424          30
  Inktomi Corp. *                                            37,566          57
  Interland, Inc. *                                          31,643          62
  Internet Security Systems, Inc. *                           9,831         246
  Interwoven, Inc. *                                         27,405          79
  ITXC Corp. *                                                4,905          14
  j2 Global Communications, Inc. *                            1,291          29
  Keynote Systems, Inc. *                                     6,215          51
  LendingTree, Inc. *                                         1,823          24
  Liberate Technologies *                                    27,618          40
  LookSmart Ltd. *                                           17,672          46
  Matrixone, Inc. *                                          12,138          65
  Neoforma, Inc. *                                            1,933          20
  Net2Phone, Inc. *                                           4,582          18
  NetBank, Inc. *                                            12,638         124
  Netegrity, Inc. *                                           6,936          27
  NetFlix, Inc. *                                             1,521          17
  Netratings, Inc. *                                          1,975          13
  NIC, Inc. *                                                 6,221          11
  Openwave Systems, Inc. *                                   44,977         135
  Overstock.com, Inc. *                                         776          10
  Overture Services, Inc. *                                  13,186         362
  PC-Tel, Inc. *                                              5,178          40
  Portal Software, Inc. *                                    30,852          38
  Priceline.com, Inc. *                                      32,706          57
  Procurenet, Inc. *                                         10,500           -
  ProQuest Co. *                                              4,011          94
  QRS Corp. *                                                 3,521          24
  Quovadx, Inc. *                                             5,406          14
  Raindance Communications, Inc. *                           11,181          34
  Register.com, Inc. *                                        7,631          33
  Riverstone Networks, Inc. *                                31,336          78
  RSA Security, Inc. *                                       11,665          74
  S1 Corp. *                                                 18,310         114
  Safeguard Scientifics, Inc. *                              30,881          67
  Sapient Corp. *                                            21,007          44
  Secure Computing Corp. *                                    7,578          58
  Seebeyond Technology Corp. *                               13,494          39
  SonicWALL, Inc. *                                          13,205          53
  Stamps.com, Inc. *                                          9,059          40
  TIBCO Software, Inc. *                                     20,728         152
  TriZetto Group, Inc. *                                      7,811          50
  United Online, Inc. *                                       5,372          86
  Valueclick, Inc. *                                         16,557          47
  Verity, Inc. *                                              5,708          79
  Vignette Corp. *                                           60,739         100
  Vitria Technology, Inc. *                                  19,175          21
  WatchGuard Technologies, Inc. *                             6,795          44
  WebEx Communications, Inc. *                                5,983         116
  webMethods, Inc. *                                         11,649         112
  Websense, Inc. *                                            5,446         146
--------------------------------------------------------------------------------
                                                                          5,691
--------------------------------------------------------------------------------
Investment Companies - 0.2%
  American Capital Strategies Ltd.                           10,706         222
  MCG Capital Corp.                                           5,775          64
--------------------------------------------------------------------------------
                                                                            286
--------------------------------------------------------------------------------
Iron/Steel - 0.3%
  Carpenter Technology Corp.                                  4,960          68
  Cleveland-Cliffs, Inc. *                                    2,298          48
  Gibraltar Steel Corp.                                       2,184          42
  Material Sciences Corp. *                                   2,639          37
  Oregon Steel Mills, Inc. *                                  6,667          31
  Reliance Steel & Aluminum Co.                               6,126         139
  Roanoke Electric Steel Corp.                                2,533          28
  Ryerson Tull, Inc.                                          5,766          40
  Schnitzer Steel Industries, Inc., Class A                   1,054          19
  Steel Dynamics, Inc. *                                      8,244         117
--------------------------------------------------------------------------------
                                                                            569
--------------------------------------------------------------------------------
Leisure Time - 0.5%
  Ambassadors Group, Inc. *                                   1,438          20
  Arctic Cat, Inc.                                            4,127          63
  Bally Total Fitness Holding Corp. *                         7,978          72
  Escalade, Inc. *                                              929          19
  Johnson Outdoors, Inc., Class A *                             948           9
  K2, Inc. *                                                  4,638          49
  Marine Products Corp.                                       1,703          19
  Multimedia Games, Inc. *                                    2,646          66
  Nautilus Group, Inc. *                                      7,731         123
  Navigant International, Inc. *                              3,128          37
  Pegasus Solutions, Inc. *                                   6,410          73
  Thor Industries, Inc.                                       3,956         151

See Notes to the Financial Statements.
                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (CONTINUED)

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Leisure Time - 0.5% - (continued)
  WMS Industries, Inc. *                                    5,658          $99
--------------------------------------------------------------------------------
                                                                           800
--------------------------------------------------------------------------------
Lodging - 0.7%
  Ameristar Casinos, Inc. *                                 2,678           38
  Aztar Corp. *                                             8,845          125
  Boca Resorts, Inc., Class A *                             7,374           85
  Boyd Gaming Corp. *                                       8,025          115
  Choice Hotels International, Inc. *                       5,775          130
  Hollywood Casino Corp., Class A *                         2,675           33
  La Quinta Corp. *                                        35,545          173
  Marcus Corp.                                              5,092           71
  Monarch Casino & Resort, Inc. *                             829           11
  MTR Gaming Group, Inc. *                                  5,431           55
  Prime Hospitality Corp. *                                11,654           97
  Station Casinos, Inc. *                                   8,907          150
  Wyndham International, Inc., Class A *                   38,715           13
--------------------------------------------------------------------------------
                                                                         1,096
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.3%
  Astec Industries, Inc. *                                  3,927           40
  JLG Industries, Inc.                                     10,894          102
  Joy Global, Inc. *                                       11,984          144
  Terex Corp.                                              10,272          127
--------------------------------------------------------------------------------
                                                                           413
--------------------------------------------------------------------------------
Machinery - Diversified - 1.6%
  Alamo Group, Inc.                                         1,602           19
  Albany International Corp., Class A                       6,118          127
  Applied Industrial Technologies, Inc.                     4,960           89
  Briggs & Stratton Corp.                                   5,594          236
  Brooks-PRI Automation, Inc. *                             8,738          126
  Cascade Corp. *                                           2,423           34
  Cognex Corp. *                                            8,681          195
  Columbus McKinnon Corp. of New York *                     3,165           15
  Flow International Corp. *                                3,402           11
  Gardner Denver, Inc. *                                    4,099           70
  Global Power Equipment Group, Inc. *                      5,761           29
  Gorman-Rupp (The) Co.                                     1,900           49
  IDEX Corp.                                                7,155          243
  Kadant, Inc. *                                            3,502           53
  Lindsay Manufacturing Co.                                 2,575           65
  Manitowoc Co. (The), Inc.                                 6,224          167
  NACCO Industries, Inc., Class A                           1,388           68
  Nordson Corp.                                             5,755          158
  Presstek, Inc. *                                          7,913           45
  Robbins & Myers, Inc.                                     2,534           41
  Sauer-Danfoss, Inc.                                       2,513           23
  Stewart & Stevenson Services, Inc.                        7,359           82
  Surebeam Corp., Class A *                                16,404           88
  Tecumseh Products Co., Class A                            3,908          186
  Tennant Co.                                               2,324           84
  Thomas Industries, Inc.                                   3,736          102
  UNOVA, Inc. *                                            10,680           58
  Wabtec Corp.                                              8,857          127
--------------------------------------------------------------------------------
                                                                         2,590
--------------------------------------------------------------------------------
Media - 1.2%
  4Kids Entertainment, Inc. *                               2,456           59
  Acme Communications, Inc. *                               2,386           18
  American Satellite Network *                                350            -
  Beasley Broadcast Group, Inc., Class A *                  1,512           18
  Courier Corp.                                               951           44
  Crown Media Holdings, Inc., Class A *                     6,474           30
  Fisher Communications, Inc.                               1,277           68
  Gray Television, Inc., Class A                            2,300           29
  Hollinger International, Inc.                            13,397          131
  Information Holdings, Inc. *                              2,635           41
  Insight Communications Co., Inc., Class A *              10,675          148
  Journal Register Co. *                                    7,039          133
  Liberty Corp.                                             4,354          174
  Lodgenet Entertainment Corp. *                            2,847           30
  Martha Stewart Living Omnimedia, Inc., Class A *          2,580           28
  Mediacom Communications Corp. *                          13,861          131
  Paxson Communications Corp. *                             7,950           26
  Playboy Enterprises, Inc., Class B *                      3,600           36
  Primedia, Inc. *                                         35,671          121
  Private Media Group Ltd. *                                3,720           10
  Pulitzer, Inc.                                            2,308          102
  Regent Communications, Inc. *                             6,892           43
  Saga Communications, Inc., Class A *                      3,853           76
  Salem Communications Corp., Class A *                     2,256           62
  Sinclair Broadcast Group, Inc., Class A *                 7,951          110
  Sirius Satellite Radio, Inc. *                           17,830           15
  Spanish Broadcasting System, Inc., Class A *              9,330           83
  Thomas Nelson, Inc. *                                     2,069           17
  Value Line, Inc.                                            353           15
  World Wrestling Entertainment, Inc. *                     2,576           22

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  64  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                           NUMBER        VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Media - 1.2% - (continued)
  XM Satellite Radio Holdings, Inc., Class A *              14,012         $35
  Young Broadcasting, Inc., Class A *                        3,586          53
--------------------------------------------------------------------------------
                                                                         1,908
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.8%
  Castle (A.M.) & Co.                                        1,805           9
  CIRCOR International, Inc.                                 2,568          40
  Commercial Metals Co.                                      6,233         105
  Intermet Corp.                                             5,561          26
  Kaydon Corp.                                               7,104         149
  Ladish Co., Inc. *                                         2,358          17
  Lawson Products, Inc.                                      1,266          39
  Maverick Tube Corp. *                                      9,722         125
  Mueller Industries, Inc. *                                 7,266         211
  NN, Inc.                                                   2,938          29
  Northwest Pipe Co. *                                       1,488          21
  NS Group, Inc.                                             4,420          30
  Penn Engineering & Manufacturing Corp.                     3,016          40
  Quanex Corp.                                               4,228         129
  Valmont Industries, Inc.                                   3,486          77
  Worthington Industries, Inc.                              17,383         306
--------------------------------------------------------------------------------
                                                                         1,353
--------------------------------------------------------------------------------
Mining - 0.3%
  Amcol International Corp.                                  5,124          31
  Brush Engineered Materials, Inc. *                         4,301          26
  Century Aluminum Co.                                       3,056          23
  Hecla Mining Co. *                                        22,226          84
  Liquidmetal Technologies *                                 1,296          14
  Royal Gold, Inc.                                           3,432          58
  RTI International Metals, Inc.                             5,374          61
  Southern Peru Copper Corp.                                 3,640          53
  Stillwater Mining Co. *                                   11,145          63
  Tremont Corp.                                                329          11
  USEC, Inc.                                                20,996         141
--------------------------------------------------------------------------------
                                                                           565
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 1.8%
  Actuant Corp., Class A *                                   2,369         102
  Acuity Brands, Inc.                                       10,689         145
  Ameron International Corp.                                   925          53
  Applied Films Corp. *                                      2,849          58
  Barnes Group, Inc.                                         2,676          56
  Carlisle Cos., Inc.                                        7,849         326
  Clarcor, Inc.                                              6,417         211
  Concord Camera Corp. *                                     6,231          38
  CoorsTek, Inc. *                                           2,239          51
  Cuno, Inc. *                                               4,029         134
  ESCO Technologies, Inc. *                                  3,087         113
  Federal Signal Corp.                                      11,701         222
  Foamex International, Inc. *                               5,570          13
  Griffon Corp. *                                            6,838          85
  Hexcel Corp.                                               6,160          15
  Lydall, Inc. *                                             3,799          41
  Matthews International Corp., Class A                      7,079         161
  Myers Industries, Inc.                                     4,777          54
  Osmonics, Inc. *                                           2,742          46
  Quixote Corp.                                              1,693          34
  Roper Industries, Inc.                                     7,525         317
  Smith (A.O.) Corp.                                         4,301         115
  SPS Technologies, Inc. *                                   3,176          82
  Standex International Corp.                                2,800          65
  Sturm Ruger & Co., Inc.                                    5,030          54
  Tredegar Corp.                                             6,696          95
  Trinity Industries, Inc.                                   9,244         181
  U.S. Industries, Inc. *                                   17,105          51
--------------------------------------------------------------------------------
                                                                         2,918
--------------------------------------------------------------------------------
Office Furnishings - 0.0%
  CompX International, Inc.                                    957           8
  Interface, Inc., Class A                                  11,275          47
  Virco Manufacturing Corp.                                  1,377          14
--------------------------------------------------------------------------------
                                                                            69
--------------------------------------------------------------------------------
Office/Business Equipment - 0.1%
  General Binding Corp. *                                    1,540          20
  Global Imaging System, Inc. *                              2,072          39
  Imagistics International, Inc. *                           4,634          90
--------------------------------------------------------------------------------
                                                                           149
--------------------------------------------------------------------------------
Oil & Gas - 2.2%
  3TEC Energy Corp. *                                        4,049          56
  Atwood Oceanics, Inc. *                                    2,311          69
  Berry Petroleum Co., Class A                               4,270          69
  Cabot Oil & Gas Corp.,                                     7,165         165
  Chesapeake Energy Corp.                                   36,642         254
  Comstock Resources, Inc. *                                 5,850          49
  Denbury Resources, Inc. *                                  6,110          63
  Encore Acquisition Co. *                                   2,275          42
  Energy Partners Ltd. *                                     4,954          46

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  65  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                           NUMBER        VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Oil & Gas - 2.2% - (continued)
  Evergreen Resources, Inc. *                               4,900          $210
  Exploration Co. of Delaware (The), Inc. *                 4,022            13
  Frontier Oil Corp.                                        6,744            97
  Grey Wolf, Inc. *                                        43,224           165
  Harvest Natural Resources, Inc. *                         8,963            66
  Holly Corp.                                               2,542            56
  Houston Exploration Co. *                                 2,618            82
  Magnum Hunter Resources, Inc. *                          12,508            72
  Meridian Resource Corp. *                                 8,168             7
  Nuevo Energy Co. *                                        4,063            50
  Parker Drilling Co. *                                    20,072            45
  Patina Oil & Gas Corp.                                    6,188           186
  Penn Virginia Corp.                                       2,064            71
  Petroquest Energy, Inc. *                                 6,991            28
  Plains Resources, Inc. *                                  6,166           131
  Prime Energy Corp. *                                      2,604            58
  Quicksilver Resources, Inc. *                             2,475            56
  Range Resources Corp. *                                  13,244            70
  Remington Oil & Gas Corp. *                               5,248            81
  Southwestern Energy Co. *                                 6,618            73
  Spinnaker Exploration Co. *                               6,026           134
  St. Mary Land & Exploration Co.                           7,192           182
  Stone Energy Corp. *                                      5,513           166
  Swift Energy Co. *                                        5,953            55
  Tesoro Petroleum Corp. *                                 16,699            72
  Tom Brown, Inc. *                                         8,636           210
  Unit Corp. *                                              9,326           167
  Vintage Petroleum, Inc.                                  12,552           118
  Westport Resources Corp. *                                4,137            85
--------------------------------------------------------------------------------
                                                                          3,619
--------------------------------------------------------------------------------
Oil & Gas Services - 1.3%
  CAL Dive International, Inc. *                            9,496           219
  CARBO Ceramics, Inc.                                      2,379            79
  Dril-Quip, Inc. *                                         1,645            31
  Global Industries Ltd. *                                 17,213            76
  Gulf Island Fabrication, Inc. *                           1,808            31
  Hanover Compressor Co. *                                 12,476           143
  Horizon Offshore, Inc. *                                  4,563            26
  Hydril Co. *                                              2,995            69
  Input/Output, Inc. *                                     11,576            61
  Key Energy Services, Inc. *                              29,002           261
  Lone Star Technologies, Inc. *                            7,375           114
  Lufkin Industries, Inc.                                   1,455            38
  NATCO Group, Inc., Class A *                              2,370            15
  Newpark Resources, Inc. *                                18,571            87
  Oceaneering International, Inc. *                         5,951           143
  Oil States International, Inc. *                          4,400            56
  RPC, Inc.                                                 2,865            36
  Seacor Smit, Inc. *                                       4,486           187
  Superior Energy Services, Inc. *                         12,563           103
  Tetra Technologies, Inc. *                                3,401            72
  Trico Marine Services, Inc. *                             5,681            19
  Universal Compression Holdings, Inc. *                    4,262            77
  Veritas DGC, Inc. *                                       8,024            59
  W-H Energy Services, Inc. *                               5,984            89
--------------------------------------------------------------------------------
                                                                          2,091
--------------------------------------------------------------------------------
Packaging & Containers - 0.4%
  AEP Industries, Inc.                                      1,047            13
  BWAY Corp. *                                              1,087            21
  Chesapeake Corp.                                          3,617            68
  Crown Cork & Seal Co., Inc. *                            41,183           356
  Earthshell Corp. *                                       17,073            10
  Graphic Packaging International Corp. *                   5,851            41
  Greif Brothers Corp., Class A                             3,337            86
  Silgan Holdings, Inc. *                                   2,649            65
--------------------------------------------------------------------------------
                                                                            660
--------------------------------------------------------------------------------
Pharmaceuticals - 4.2%
  aaiPharma, Inc. *                                         2,876            49
  Abgenix, Inc. *                                          20,190           187
  Adolor Corp. *                                            8,064           116
  Alkermes, Inc. *                                         14,095           126
  Allos Therapeutics, Inc. *                                5,937            47
  Alpharma, Inc., Class A                                   7,625           103
  American Pharmaceutical Partners, Inc. *                  2,202            45
  Amylin Pharmaceuticals, Inc. *                           15,836           273
  Antigenics, Inc. *                                        5,668            69
  Array Biopharma, Inc. *                                   4,964            42
  Atherogenics, Inc. *                                      6,440            45
  Atrix Labs, Inc. *                                        5,279            97
  AVANIR Pharmaceuticals, Class A *                        15,066            16
  Bentley Pharmaceuticals, Inc. *                           3,132            29
  BioMarin Pharmaceuticals, Inc. *                          9,367            79
  Biopure Corp. *                                           4,798            22
  Bone Care International, Inc. *                           2,477            24

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  66  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Pharmaceuticals - 4.2% - (continued)
  Bradley Pharmaceuticals *                                  2,137         $32
  Cell Therapeutics, Inc. *                                  8,578          82
  Cima Labs, Inc. *                                          3,659          97
  Connetics Corp. *                                          7,916          95
  Corixa Corp. *                                            11,895          86
  Cubist Pharmaceuticals, Inc. *                             6,988          83
  CV Therapeutics, Inc. *                                    6,662         155
  D&K Healthcare Resources, Inc.                             3,319          30
  Durect Corp. *                                             6,378          17
  Endo Pharmaceuticals Holdings, Inc. *                      5,435          46
  Eon Labs, Inc. *                                           2,541          60
  Esperion Therapeutics, Inc. *                              7,559          51
  First Horizon Pharmaceutical Corp. *                       5,758          35
  Genta, Inc. *                                             11,027         124
  Guilford Pharmaceuticals, Inc. *                           6,245          31
  HealthExtras, Inc. *                                       3,940          18
  Ilex Oncology, Inc. *                                      8,389          92
  ImClone Systems, Inc. *                                   13,219         181
  Immunogen, Inc. *                                         11,344          45
  Impax Laboratories, Inc. *                                 6,738          33
  Indevus Pharmaceuticals, Inc. *                            9,772          22
  Isis Pharmaceuticals, Inc. *                              12,057         104
  KOS Pharmaceuticals, Inc. *                                1,400          29
  KV Pharmaceutical Co., Class A *                           5,885         138
  La Jolla Pharmaceutical Co. *                             10,944          77
  Lannett Co., Inc. *                                          960          20
  Ligand Pharmaceuticals, Inc., Class B *                   13,344          69
  Medarex, Inc. *                                           17,998          92
  Medicines Co. *                                            6,134         103
  Meridian Medical Technologies, Inc. *                        873          39
  MGI Pharma, Inc. *                                         6,478          50
  MIM Corp. *                                                5,925          45
  Nabi Biopharmaceuticals *                                  9,984          73
  Napro Biotherapeutics, Inc. *                              6,594          11
  Nastech Pharmaceutical, Inc. *                             2,042          21
  Natures Sunshine Products, Inc.                            2,972          31
  NBTY, Inc. *                                              10,575         193
  NeoPharm, Inc. *                                           2,918          43
  Neurocrine Biosciences, Inc. *                             7,274         335
  Neurogen Corp. *                                           3,345          19
  Noven Pharmaceuticals, Inc. *                              5,366          57
  NPS Pharmaceuticals, Inc. *                                7,569         224
  Onyx Pharmaceuticals, Inc. *                               3,557          24
  OSI Pharmaceuticals, Inc. *                                9,380         203
  Pain Therapeutics, Inc. *                                  4,124          15
  Penwest Pharmaceuticals Co. *                              3,579          39
  Perrigo Co. *                                             15,832         200
  Pharmaceutical Resources, Inc.                             4,660         130
  Pharmacopeia, Inc. *                                       6,055          61
  Pozen, Inc. *                                              5,829          30
  Priority Healthcare Corp., Class B *                       6,217         137
  Progenics Pharmaceuticals, Inc. *                          2,040          15
  Rigel Pharmaceuticals, Inc. *                              6,782           9
  Salix Pharmaceuticals Ltd. *                               4,605          43
  Sangstat Medical Corp. *                                   6,817         100
  Scios, Inc. *                                             11,959         393
  Sepracor, Inc. *                                          17,879         171
  SuperGen, Inc. *                                           7,588          35
  Syncor International Corp. of Delaware *                   4,433         112
  Tanox, Inc. *                                              6,202          69
  Theragenics Corp. *                                        7,692          41
  Triangle Pharmaceuticals, Inc. *                           8,106          37
  Trimeris, Inc. *                                           3,821         184
  Tularik, Inc. *                                           10,687         102
  United Therapeutics Corp. *                                4,037          70
  Versicor, Inc. *                                           5,516          62
  Virbac Corp. *                                             2,243          12
  Vivus, Inc. *                                              8,496          38
  Zymogenetics, Inc. *                                       2,580          20
--------------------------------------------------------------------------------
                                                                         6,909
--------------------------------------------------------------------------------
Pipelines - 0.1%
  Transmontaigne, Inc. *                                     4,584          20
  Western Gas Resources, Inc.                                4,871         172
--------------------------------------------------------------------------------
                                                                           192
--------------------------------------------------------------------------------
Real Estate - 0.4%
  Avatar Holdings, Inc. *                                    1,113          27
  Corrections Corp. of America *                             7,242         130
  Insignia Financial Group, Inc. *                           5,033          38
  Jones Lang LaSalle, Inc. *                                 7,825         126
  LNR Property Corp.                                         5,796         211
  Trammell Crow Co. *                                        7,608          69
  Wellsford Real Properties, Inc. *                          1,377          23
--------------------------------------------------------------------------------
                                                                           624
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  67  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  SMALL COMPANY INDEX PORTFOLIO (continued)

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
Reits - 6.7%
  Acadia Realty Trust                                        3,455         $26
  Alexander's, Inc. *                                          509          32
  Alexandria Real Estate Equities, Inc.                      4,599         188
  AMLI Residential Properties Trust                          3,647          78
  Anthracite Capital, Inc.                                  11,884         125
  Anworth Mortgage Asset Corp.                               5,929          76
  Apex Mortgage Capital, Inc.                                7,548          49
  Associated Estates Realty                                  4,199          29
  Bedford Property Investors, Inc.                           3,746          92
  Boykin Lodging Co.                                         4,456          41
  Brandywine Realty Trust                                    6,890         147
  Capital Automotive                                         5,524         137
  Capstead Mortgage Corp.                                    2,501          49
  CBL & Associates Properties, Inc.                          5,231         206
  Center Trust, Inc.                                         2,722          21
  Chateau Communities, Inc.                                  5,783         124
  Chelsea Property Group, Inc.                               7,175         246
  Colonial Properties Trust                                  3,667         121
  Commercial Net Lease Realty                                9,462         146
  Cornerstone Realty Income Trust, Inc.                     12,404         103
  Corporate Office Properties Trust                          4,377          60
  Correctional Properties Trust                              1,854          40
  Crown American Realty Trust                                6,498          61
  EastGroup Properties, Inc.                                 3,744          93
  Entertainment Properties Trust                             4,423         103
  Equity Inns, Inc.                                         10,462          60
  Equity One, Inc.                                           1,594          21
  Essex Property Trust, Inc.                                 3,723         190
  FBR Asset Investment Corp.                                 5,278         173
  Federal Realty Investment Trust                            9,960         272
  FelCor Lodging Trust, Inc.                                11,491         137
  Gables Residential Trust                                   6,410         158
  Getty Realty Corp.                                         3,990          78
  Glenborough Realty Trust, Inc.                             4,056          70
  Glimcher Realty Trust                                      7,645         126
  Great Lakes REIT, Inc.                                     3,394          56
  Health Care REIT, Inc.                                    10,080         281
  Healthcare Realty Trust, Inc.                             10,833         333
  Heritage Property Investment Trust                         4,652         115
  Home Properties of New York, Inc.                          6,712         220
  HRPT Properties Trust                                     33,301         279
  IMPAC Mortgage Holdings, Inc.                             10,988         128
  Innkeepers USA Trust                                       6,504          51
  Investors Real Estate Trust                                8,217          90
  IRT Property Co.                                           8,676         103
  JDN Realty Corp.                                           9,000         101
  Keystone Property Trust                                    3,697          62
  Kilroy Realty Corp.                                        6,280         143
  Koger Equity, Inc.                                         4,931          76
  Kramont Realty Trust                                       4,760          71
  LaSalle Hotel Properties                                   4,351          57
  Lexington Corporate Properties Trust                       6,645         101
  LTC Properties, Inc.                                       3,642          24
  Macerich (The) Co.                                         8,429         256
  Manufactured Home Communities, Inc.                        3,319          98
  Meristar Hospitality Corp.                                10,542          78
  MFA Mortgage Investments , Inc.                           11,240          97
  Mid Atlantic Realty Trust                                  4,505          76
  Mid-America Apartment Communities, Inc.                    3,639          91
  Mills Corp. (The)                                          5,650         165
  Mission West Properties                                    3,734          38
  National Health Investors, Inc.                            5,895         100
  National Health Realty, Inc.                               1,532          24
  Nationwide Health Properties, Inc.                        12,699         203
  Novastar Financial, Inc.                                   2,692          67
  OMEGA Healthcare Investors, Inc. *                         4,156          15
  Pan Pacific Retail Properties, Inc.                        8,609         307
  Parkway Properties, Inc.                                   2,018          72
  Pennsylvania Real Estate Investment Trust                  3,642          92
  Post Properties, Inc.                                      8,644         220
  Prentiss Properties Trust                                  7,949         218
  Price Legacy Corp.                                         4,770          13
  PS Business Parks, Inc.                                    2,590          78
  RAIT Investment Trust                                      4,047          84
  Ramco-Gershenson Properties                                2,222          44
  Realty Income Corp.                                        8,613         301
  Redwood Trust, Inc.                                        2,835          77
  RFS Hotel Investors, Inc.                                  7,359          88
  Saul Centers, Inc.                                         2,726          65
  Senior Housing Properties Trust                           11,750         132
  Shurgard Storage Centers, Inc., Class A                    8,718         269
  Sizeler Property Investors                                 2,978          28
  SL Green Realty Corp.                                      6,812         216
  Sovran Self Storage, Inc.                                  3,236          91

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  68  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002


                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
-----------------------------------------------------------------------------
REITS - 6.7% - (continued)
   Summit Properties, Inc.                               5,714         $109
   Sun Communities, Inc.                                 3,838          133
   Tanger Factory Outlet Centers, Inc.                   1,517           45
   Taubman Centers, Inc.                                 7,420          121
   Thornburg Mortgage, Inc.                             11,418          210
   Town & Country Trust (The)                            3,699           77
   Transcontinental Realty Investors, Inc. *               738           13
   U.S. Restaurant Properties, Inc.                      5,055           71
   Universal Health Realty Income, Inc.                  2,822           73
   Urstadt Biddle Properties, Class A                    4,542           52
   Ventas, Inc.                                         15,695          196
   Washington Real Estate Investment Trust               9,514          240
   Winston Hotels, Inc.                                  4,364           33
-----------------------------------------------------------------------------
                                                                     11,045
-----------------------------------------------------------------------------
Retail - 6.1%
   7-Eleven, Inc. *                                      5,989           48
   AC Moore Arts & Crafts, Inc. *                        3,133           44
   Aeropostale, Inc. *                                   3,230           47
   AFC Enterprises *                                     3,686           80
   Ann Taylor Stores Corp. *                            11,369          270
   Asbury Automotive Group, Inc. *                       1,987           19
   Bebe Stores, Inc. *                                   1,129           15
   Benihana, Inc., Class A *                             1,214           15
   Blair Corp.                                           2,064           52
   Bob Evans Farms, Inc.                                 9,041          221
   Bombay (The) Co., Inc. *                              8,554           36
   Brookstone, Inc. *                                    2,192           33
   Brown Shoe Co., Inc.                                  4,536          109
   Buca, Inc. *                                          3,928           37
   Buckle (The), Inc. *                                  1,819           36
   Burlington Coat Factory Warehouse Corp.               4,619           95
   Cache, Inc. *                                           671            9
   California Pizza Kitchen, Inc. *                      3,662           90
   Casey's General Stores, Inc.                         10,056          122
   Cash America International, Inc.                      5,669           51
   Cato (The) Corp., Class A                             3,775           75
   Champps Entertainment, Inc. *                         2,143           24
   Charlotte Russe Holding, Inc. *                       1,944           26
   Charming Shoppes, Inc.                               30,697          146
   Checkers Drive-In Restaurant *                        2,127           16
   Chicago Pizza & Brewery, Inc. *                       2,725           20
   Children's Place Retail Stores (The), Inc. *          2,956           37
   Christopher & Banks Corp. *                           6,066          165
   CKE Restaurants, Inc. *                              13,137           65
   Claire's Stores, Inc.                                10,934          284
   Coldwater Creek, Inc. *                               1,229           20
   Cole National Corp. *                                 2,520           27
   Cost Plus, Inc. of California *                       4,991          163
   CSK Auto Corp. *                                      7,368           92
   Dave & Buster's, Inc. *                               2,840           22
   Deb Shops, Inc.                                       1,086           22
   dELiA*s Corp., Class A *                              8,369            7
   Dress Barn, Inc. *                                    7,198          100
   Duane Reade, Inc. *                                   5,603          106
   Electronics Boutique Holdings Corp. *                 2,609           80
   Factory 2-U Stores, Inc. *                            3,346           12
   FAO, Inc. *                                           4,305           10
   Finish Line (The), Inc., Class A *                    4,857           52
   Finlay Enterprises, Inc. *                            1,376           18
   Footstar, Inc. *                                      5,200           33
   Fred's, Inc.                                          5,592          139
   Friedman's, Inc., Class A                             4,284           38
   Galyan's Trading Co., Inc. *                          2,682           36
   Gart Sports Co. *                                     1,625           43
   Genesco, Inc. *                                       5,195          107
   Goody's Family Clothing, Inc. *                       4,089           18
   Group 1 Automotive, Inc. *                            4,843          115
   Guitar Center, Inc. *                                 3,524           70
   Hancock Fabrics, Inc.                                 4,379           65
   Haverty Furniture Cos., Inc.                          3,943           51
   Hibbett Sporting Goods, Inc. *                        1,809           45
   Hollywood Entertainment Corp. *                      13,640          256
   HOT Topic, Inc. *                                     8,161          197
   IHOP Corp. *                                          5,106          123
   Insight Enterprises, Inc. *                          10,594          106
   Intertan, Inc. *                                      5,540           38
   J. Jill Group (The), Inc. *                           4,654          108
   Jack in the Box, Inc. *                               9,536          192
   Jo-Ann Stores, Inc. Class A *                         3,702           90
   Kenneth Cole Productions, Inc., Class A *             1,834           46
   Kmart Corp. *                                       128,853           88
   Landry's Restaurants, Inc.                            5,664          122
   Linens 'N Things, Inc. *                              9,353          233
   Lithia Motors, Inc., Class A *                        2,808           45


See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)
                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
-----------------------------------------------------------------------------
Retail - 6.1% - (continued)
   Lone Star Steakhouse & Saloon, Inc.                   4,376          $83
   Longs Drug Stores Corp.                               7,966          161
   Luby's, Inc. *                                        5,799           24
   MarineMax, Inc. *                                     1,888           24
   Men's Wearhouse (The),  Inc. *                        7,950          151
   Mothers Work, Inc. *                                    667           26
   Movado Group, Inc.                                    2,396           43
   Movie Gallery, Inc. *                                 4,468           77
   Nu Skin Enterprises, Inc., Class A                   11,428          132
   O'Charleys, Inc. *                                    4,091           89
   OfficeMax, Inc. *                                    29,765          177
   P.F. Chang's China Bistro, Inc. *                     4,171          147
   Pacific Sunwear of California, Inc. *                 7,787          208
   Panera Bread Co., Class A *                           5,931          220
   Papa John's International, Inc. *                     3,309           90
   Party City Corp. *                                    1,927           26
   Payless Shoesource, Inc. *                            5,813          330
   PC Connection, Inc. *                                 1,702           12
   Pep Boys (The) - Manny, Moe & Jack                   12,413          137
   Pricesmart, Inc. *                                    1,034           25
   Rare Hospitality International, Inc. *                5,096          136
   Regis Corp.                                          11,187          291
   Restoration Hardware, Inc. *                          4,616           37
   Rex Stores Corp. *                                    2,174           28
   Ryan's Family Steak Houses, Inc. *                   11,452          124
   School Specialty, Inc. *                              3,819           75
   Sharper Image Corp. *                                 1,828           34
   Shoe Carnival, Inc. *                                 1,858           28
   ShopKo Stores, Inc.                                   7,431          106
   Smart & Final, Inc.                                   3,055           16
   Sonic Corp. *                                         9,396          202
   Sports Authority (The), Inc. *                        8,458           72
   Stage Stores, Inc. *                                  5,160          140
   Steak n Shake (The) Co.                               5,861           59
   Stein Mart, Inc. *                                    5,647           36
   Summit America Television, Inc.                       9,102           22
   TBC Corp. *                                           4,377           52
   Too, Inc. *                                           8,759          257
   Tractor Supply Co. *                                  3,525          157
   Trans World Entertainment Corp. *                     4,298           18
   Triarc Cos., Inc.                                     3,431           93
   Tuesday Morning Corp. *                               2,141           43
   Tweeter Home Entertainment Group, Inc. *              4,989           55
   Ultimate Electronics, Inc. *                          2,840           55
   United Auto Group, Inc. *                             4,361           59
   Urban Outfitters, Inc. *                              1,916           51
   West Marine, Inc. *                                   2,674           43
   Wet Seal (The), Inc., Class A *                       6,601           76
   Whitehall Jewellers, Inc. *                           2,892           32
   Wilsons Leather Experts (The), Inc. *                 3,641           26
   World Fuel Services Corp.                             2,288           46
-----------------------------------------------------------------------------
                                                                     10,073
-----------------------------------------------------------------------------
Savings & Loans - 2.7%
   American Financial Holdings, Inc.                     5,528          163
   Anchor BanCorp Wisconsin, Inc.                        5,447          110
   Bank Mutual Corp.                                     2,870           67
   BankAtlantic Bancorp, Inc., Class A                  10,763          101
   BankUnited Financial Corp., Class A                   5,512           86
   Berkshire Hills Bancorp, Inc.                         1,612           38
   BostonFed Bancorp, Inc.                               1,017           30
   Brookline Bancorp, Inc.                              15,154          172
   CFS Bancorp, Inc.                                     3,104           45
   Charter Financial Corp. of Georgia                    1,025           30
   Citizens First Bancorp, Inc.                          2,217           46
   Coastal Bancorp, Inc.                                   982           30
   Coastal Financial Corp.                               2,149           29
   Commercial Federal Corp.                             11,713          263
   Commonwealth Bancorp, Inc.                            1,959           90
   Connecticut Bancshares, Inc.                          2,908          114
   Dime Community Bancshares                             5,766          118
   Fidelity Bankshares, Inc.                             4,083           77
   First Defiance Financial Corp.                        1,374           27
   First Essex Bancorp, Inc.                             1,724           61
   First Federal Capital Corp.                           4,444           85
   First Financial Holdings, Inc.                        3,475           91
   First Indiana Corp.                                   3,001           63
   First Niagara Financial Group, Inc.                   2,410           73
   First Place Financial Corp. of Ohio                   3,302           56
   First Sentinel Bancorp, Inc.                          6,403           94
   FirstFed America Bancorp, Inc.                        1,882           47
   FirstFed Financial Corp.                              4,463          122
   Flagstar Bancorp, Inc.                                3,482           64
   Flushing Financial Corp.                              2,577           44
   Harbor Florida Bancshares, Inc.                       5,506          119


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
-----------------------------------------------------------------------------
Savings & Loans - 2.7% - (continued)
   Hawthorne Financial Corp.                             1,474          $43
   Hudson River Bancorp, Inc.                            3,936          104
   Itla Capital Corp. *                                  1,194           41
   Leeds Federal Bankshares, Inc.                          300           10
   MAF Bancorp, Inc.                                     4,909          169
   MASSBANK Corp.                                          984           30
   NASB Financial, Inc.                                    788           20
   Northwest Bancorp, Inc.                               2,801           43
   OceanFirst Financial Corp.                            2,700           60
   Ocwen Financial Corp. *                               9,642           28
   Parkvale Financial Corp.                              1,238           29
   Partners Trust Financial Group, Inc.                  1,705           27
   PennFed Financial Services, Inc.                      1,286           36
   PFF Bancorp, Inc.                                     2,926          100
   Port Financial Corp.                                  1,199           52
   Provident Bancorp, Inc.                                 771           24
   Quaker City Bancorp, Inc. *                           1,312           46
   Seacoast Financial Services Corp.                     6,265          138
   St. Francis Capital Corp.                             1,870           45
   Staten Island Bancorp, Inc.                          14,253          280
   Sterling Financial Corp. of Washington *              3,006           58
   Superior Financial Corp.                              1,803           33
   Troy Financial Corp.                                  2,171           60
   United Community Financial Corp. of Ohio              8,083           73
   Warwick Community Bancorp, Inc.                         947           29
   Waypoint Financial Corp.                              9,800          181
   Westfield Financial, Inc.                             1,286           20
   Willow Grove Bancorp, Inc.                            1,254           16
   WSFS Financial Corp.                                  2,031           67
-----------------------------------------------------------------------------
                                                                      4,417
-----------------------------------------------------------------------------
Semiconductors - 3.9%
   Actel Corp. *                                         5,440          105
   ADE Corp. *                                           2,418           20
   Advanced Power Technology, Inc. *                     1,419            6
   Alliance Semiconductor Corp. *                        6,127           27
   Anadigics, Inc. *                                     7,904           30
   Artisan Components, Inc. *                            3,833           79
   AstroPower, Inc. *                                    4,838           42
   Asyst Technologies, Inc. *                            9,875           83
   ATMI, Inc. *                                          6,999          168
   August Technology Corp. *                             1,890           13
   Axcelis Technologies, Inc. *                         25,302          207
   AXT, Inc. *                                           4,819           13
   Caliper Technologies Corp. *                          6,278           22
   ChipPAC, Inc., Class A *                             12,519           57
   Cirrus Logic, Inc. *                                 18,759          113
   Cohu, Inc.                                            5,347           83
   Credence Systems Corp. *                             15,640          169
   Cree, Inc. *                                         18,819          445
   Dupont Photomasks, Inc. *                             3,085           86
   Electroglas, Inc. *                                   5,467           14
   EMCORE Corp. *                                        6,229           20
   Entegris, Inc. *                                     11,858          126
   ESS Technology, Inc. *                                8,266           72
   Exar Corp. *                                         10,093          142
   FSI International, Inc. *                             7,600           34
   Genesis Microchip, Inc. *                             7,894          157
   GlobespanVirata, Inc. *                              30,865          134
   Helix Technology Corp.                                6,746           96
   Integrated Silicon Solution, Inc. *                   6,913           40
   IXYS Corp. *                                          3,196           23
   Kopin Corp. *                                        17,924           95
   Kulicke & Soffa Industries, Inc.                     12,737           74
   Lattice Semiconductor Corp. *                        22,052          220
   LTX Corp. *                                          11,773          109
   Mattson Technology, Inc. *                            5,412           19
   MEMC Electronic Materials, Inc. *                    14,609          133
   Microsemi Corp. *                                     7,464           47
   Microtune, Inc. *                                    11,267           46
   MIPS Technologies, Inc., Class A *                    9,205           29
   Monolithic System Technology, Inc. *                  4,630           69
   Mykrolis Corp. *                                     10,251           85
   Nanometrics, Inc. *                                   1,862           11
   Oak Technology, Inc. *                               14,441           47
   Omnivision Technologies, Inc. *                       5,124           92
   ON Semiconductor Corp. *                              7,208           16
   Pericom Semiconductor Corp. *                         5,084           49
   Photronics, Inc. *                                    7,176          113
   Pixelworks, Inc. *                                    8,561           80
   PLX Technology, Inc. *                                4,387           23
   Power Integrations, Inc. *                            6,509          133
   Rambus, Inc. *                                       21,577          199
   Richardson Electronics Ltd.                           1,657           14
   Rudolph Technologies, Inc. *                          2,377           47


See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)
                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
-----------------------------------------------------------------------------
Semiconductors - 3.9% - (continued)
   Semitool, Inc. *                                      4,151          $29
   Silicon Image, Inc. *                                14,990          105
   Silicon Laboratories, Inc. *                          6,793          199
   Siliconix, Inc. *                                     1,514           45
   Sipex Corp. *                                         6,575           27
   Skyworks Solutions, Inc. *                           34,899          421
   SpeedFam-IPEC, Inc. *                                 6,954           46
   Standard Microsystems Corp. *                         3,742           83
   Supertex, Inc. *                                      2,678           35
   Therma-Wave, Inc. *                                   6,382            9
   Three-Five Systems, Inc. *                            5,562           39
   Transmeta Corp. of Delaware *                        28,083           43
   Trikon Technologies, Inc. *                           2,661           17
   Triquint Semiconductor, Inc. *                       33,970          209
   Ultratech Stepper, Inc. *                             5,836           67
   Varian Semiconductor Equipment
    Associates, Inc. *                                   7,925          246
   Veeco Instruments, Inc. *                             6,533           92
   Vitesse Semiconductor Corp. *                        51,916          172
   White Electronic Designs Corp. *                      4,525           44
   Xicor, Inc. *                                         5,393           23
   Zoran Corp. *                                         6,977          150
-----------------------------------------------------------------------------
                                                                      6,477
-----------------------------------------------------------------------------
Software - 3.9%
   Acclaim Entertainment, Inc. *                        17,997           22
   Actuate Corp. *                                      11,393           29
   Allscripts Healthcare Solutions, Inc. *               5,980           18
   Altiris, Inc. *                                       1,295           17
   American Management Systems, Inc. *                  10,119          139
   Ansys, Inc. *                                         3,811           78
   Ascential Software Corp. *                           65,852          200
   Aspen Technology, Inc. *                              9,875           35
   Avid Technology, Inc. *                               6,432          126
   Barra, Inc. *                                         3,861          142
   Borland Software Corp. *                             15,671          207
   Caminus Corp. *                                       2,406            5
   CareCentric, Inc. *                                     136            -
   CCC Information Services Group, Inc. *                3,166           58
   Computer Programs & Systems, Inc. *                     776           19
   Concord Communications, Inc. *                        4,112           50
   Datastream Systems, Inc. *                            4,033           24
   Dendrite International, Inc. *                        8,001           47
   DocuCorp International, Inc. *                        2,039           15
   Documentum, Inc. *                                   10,222          190
   Eclipsys Corp. *                                      8,931           46
   eFunds Corp. *                                       12,042          109
   Embarcadero Technologies, Inc. *                      2,076           14
   EPIQ System, Inc. *                                   2,554           38
   Filenet Corp. *                                       8,606          118
   Hyperion Solutions Corp. *                            8,609          240
   IDX Systems Corp. *                                   4,372           75
   Infogrames, Inc. *                                    1,444            4
   Informatica Corp. *                                  14,795          102
   Information Resources, Inc. *                         7,090           22
   infoUSA, Inc. *                                       6,620           32
   Inter-Tel, Inc.                                       4,678          117
   Intercept, Inc. *                                     4,041           70
   Intertrust Technologies Corp. *                      18,935           80
   JDA Software Group, Inc. *                            7,232           85
   Keane, Inc. *                                        15,181          140
   Lawson Software, Inc. *                               3,630           18
   Legato Systems, Inc. *                               22,506          122
   Mantech International Corp., Class A *                1,865           38
   Manugistics Group, Inc. *                            15,344           61
   MAPICS, Inc. *                                        3,710           27
   MapInfo Corp. *                                       3,909           27
   MetaSolv, Inc. *                                      7,485           17
   Micromuse, Inc. *                                    19,312           87
   Midway Games, Inc. *                                  7,556           55
   MRO Software, Inc. *                                  4,547           54
   MSC.Software Corp.                                    6,579           48
   NDCHealth Corp.                                       8,324          153
   NetIQ Corp. *                                         9,514          165
   Novell, Inc. *                                       93,740          335
   Omnicell, Inc. *                                      3,753           12
   Onyx Software Corp. *                                11,346           24
   OPNET Technologies, Inc. *                            2,612           24
   Packeteer, Inc. *                                     5,814           47
   Parametric Technology Corp. *                        67,424          209
   PDF Solutions, Inc. *                                 3,090           25
   Pegasystems, Inc. *                                   1,575            9
   Per-Se Technologies, Inc. *                           7,767           70
   Phoenix Technologies Ltd. *                           6,697           42
   Pinnacle Systems, Inc. *                             15,180          214


See Notes to the Financial Statements.


EQUITY PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
-----------------------------------------------------------------------------
Software - 3.9% - (continued)
   PLATO Learning, Inc. *                                4,265          $32
   PracticeWorks, Inc. *                                 4,042           25
   Probusiness Services, Inc. *                          5,432           58
   Progress Software Corp. *                             8,103          110
   Quadramed Corp. *                                     7,016           21
   Quest Software, Inc. *                                9,592          125
   Red Hat, Inc. *                                      29,259          201
   Renaissance Learning, Inc. *                          2,806           55
   Retek, Inc. *                                        13,499           60
   Roxio, Inc. *                                         4,959           27
   Sanchez Computer Associates, Inc. *                   3,523           14
   ScanSoft, Inc. *                                     13,453           99
   Schawk, Inc.                                          1,993           20
   Seachange International, Inc. *                       5,731           43
   Serena Software, Inc. *                               4,495           82
   SpeechWorks International, Inc. *                     6,673           25
   SPSS, Inc. *                                          3,076           43
   SS&C Technologies, Inc. *                             2,033           21
   Take-Two Interactive Software, Inc. *                 9,759          292
   THQ, Inc. *                                          10,175          182
   Transaction Systems Architects, Inc., Class A *       8,209           59
   Ulticom, Inc. *                                       2,735           21
   Vastera, Inc. *                                       8,273           49
   Verint Systems, Inc. *                                1,167           21
   Viewpoint Corp. *                                     9,580           31
   VitalWorks, Inc. *                                    9,785           38
   Wind River Systems, Inc. *                           17,631          107
   Witness Systems, Inc. *                               3,539           14
-----------------------------------------------------------------------------
                                                                      6,471
-----------------------------------------------------------------------------
Storage/Warehousing - 0.0%
   Mobile Mini, Inc. *                                   3,200           48
-----------------------------------------------------------------------------
Telecommunications - 3.4%
   Acterna Corp. *                                       6,908            2
   Adtran, Inc. *                                        5,234          174
   Advanced Radio Telecom Corp. *                       10,900            -
   Aeroflex, Inc. *                                     15,511          121
   Aether Systems, Inc. *                                9,337           32
   AirGate PCS, Inc. *                                   6,323            9
   Alamosa Holdings, Inc. *                             19,049           18
   Alaska Communications Systems Group, Inc. *           1,601            3
   Allegiance Telecom, Inc. *                           28,270           42
   Allen Telecom, Inc. *                                 7,104           68
   American Tower Corp., Class A *                      41,753          165
   Anaren Microwave, Inc. *                              5,806           68
   Anixter International, Inc. *                         8,071          197
   Aspect Communications Corp. *                        13,574           41
   Audiovox Corp., Class A *                             4,330           47
   Avanex Corp. *                                       15,127           25
   Black Box Corp.                                       5,237          262
   Boston Communications Group *                         3,315           45
   Broadwing, Inc.                                      49,501          200
   C-COR.net Corp. *                                     8,134           33
   Cable Design Technologies Corp. *                    11,460           93
   Centennial Communications Corp. *                     2,588            8
   ClearOne Communications, Inc. *                       2,052           10
   Commonwealth Telephone Enterprises, Inc. *            2,808          108
   CommScope, Inc. *                                    13,332          120
   Computer Network Technology Corp. *                   6,560           61
   Crown Castle International Corp. *                   52,874          209
   CT Communications, Inc.                               4,344           52
   EMS Technologies, Inc. *                              2,715           41
   Enterasys Networks, Inc. *                           41,747           69
   Extreme Networks, Inc. *                             26,614          120
   Finisar Corp. *                                      34,385           53
   Foundry Networks, Inc. *                             22,237          222
   General Communications, Inc., Class A *              10,686           62
   Golden Telecom, Inc. *                                3,664           58
   Harmonic, Inc. *                                     15,394           48
   Hickory Tech Corp.                                    3,615           36
   Hypercom Corp. *                                      8,733           23
   Inet Technologies, Inc. *                             3,030           15
   Infonet Services Corp., Class B *                    16,217           39
   Inrange Technologies Corp., Class B *                 2,246            7
   Interdigital Communications Corp. *                  14,055          256
   Intrado, Inc. *                                       3,933           48
   Ixia *                                                5,557           23
   Lightbridge, Inc. *                                   7,305           51
   Mastec, Inc. *                                        5,191           21
   Metro One Telecommunications, Inc. *                  4,786           29
   MRV Communications, Inc. *                           23,420           42
   Netro Corp. *                                         9,943           26
   New Focus, Inc. *                                    17,205           63
   Newport Corp. *                                       9,797          141
   Next Level Communications, Inc. *                     4,275            5


See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 73 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS


SMALL COMPANY INDEX PORTFOLIO (continued)

                                                       NUMBER          VALUE
                                                     OF SHARES         (000S)
-----------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
-----------------------------------------------------------------------------
Telecommunications - 3.4% - (continued)
   Nextel Partners, Inc., Class A *                    17,478          $115
   North Pittsburgh Systems, Inc.                       3,879            51
   Oplink Communications, Inc. *                       26,543            28
   Optical Communication Products, Inc. *               3,860             4
   Paradyne Networks Corp. *                            7,092            13
   Plantronics, Inc. *                                  9,759           175
   Powerwave Technologies, Inc. *                      16,910           111
   Price Communications Corp. *                        12,455           178
   Proxim Corp., Class A *                             30,801            42
   PTEK Holdings, Inc. *                               12,201            53
   RCN Corp. *                                         16,537            11
   Remec, Inc. *                                       11,632            57
   RMH Teleservices, Inc. *                             3,018            35
   Shenandoah Telecom Co.                                 841            40
   Somera Communications, Inc. *                        8,112            24
   Sonus Networks, Inc. *                              46,739            67
   Spectralink Corp. *                                  4,339            36
   Spectrian Corp. *                                    2,966            15
   Stratex Networks, Inc. *                            21,306            85
   Stratos Lightwave, Inc.                              1,881            14
   SureWest Communications                              3,433           141
   Sycamore Networks, Inc. *                           41,108           127
   Talk America Holdings, Inc.                          5,932            47
   Tekelec *                                           11,997           122
   Tellium, Inc. *                                     20,162            14
   Terayon Communication Systems, Inc. *               16,810            40
   Time Warner Telecom, Inc., Class A *                11,007            30
   Tollgrade Communications, Inc. *                     3,285            44
   Touch America Holdings, Inc.                        26,819            11
   Triton PCS Holdings, Inc., Class A *                 5,026            22
   Turnstone Systems, Inc. *                            9,080            26
   Ubiquitel, Inc. *                                   15,162             9
   US Unwired, Inc. *                                  23,004            20
   Viasat, Inc. *                                       4,769            57
   Western Wireless Corp., Class A *                   13,780            91
-----------------------------------------------------------------------------
                                                                      5,666
-----------------------------------------------------------------------------
Telecommunications Equipment - 0.0%
   Arris Group, Inc. *                                 16,910            56
-----------------------------------------------------------------------------
Textiles - 0.2%
   Angelica Corp.                                       2,230            50
   Culp, Inc. *                                         1,561            14
   G & K Services, Inc., Class A                        5,043           172
   Quaker Fabric Corp. *                                3,023            21
   Unifirst Corp. of Massachusetts                      2,017            40
   WestPoint Stevens, Inc. *                            9,011             7
-----------------------------------------------------------------------------
                                                                        304
-----------------------------------------------------------------------------
Toys, Games & Hobbies - 0.3%
   Action Performance Cos., Inc.                        4,030            89
   Boyd's Collection Ltd. *                             4,584            33
   Department 56, Inc. *                                2,853            35
   Jakks Pacific, Inc. *                                5,951            92
   Marvel Enterprises, Inc. *                           4,399            39
   Racing Champions Ertl Corp. *                        2,193            35
   Score Board, Inc. *                                     24             -
   Topps (The) Co.                                      9,590            93
-----------------------------------------------------------------------------
                                                                        416
-----------------------------------------------------------------------------
Transportation - 1.9%
   Airborne, Inc.                                      12,489           179
   Alexander & Baldwin, Inc.                           10,552           260
   Arkansas Best Corp. *                                5,544           162
   Atlas Air Worldwide Holdings, Inc. *                 4,252            11
   Covenant Transport, Inc., Class A *                  1,525            27
   EGL, Inc. *                                          8,914           139
   Florida East Coast Industries, Inc., Class A         5,884           136
   Forward Air Corp. *                                  2,964            57
   Genesee & Wyoming, Inc., Class A *                   3,000            59
   Gulfmark Offshore, Inc. *                            3,470            52
   Heartland Express, Inc. *                            7,704           168
   Hunt (J.B.) Transport Services, Inc. *               5,753           158
   Kansas City Southern Industries, Inc.               15,532           198
   Kirby Corp. *                                        4,816           122
   Knight Transportation, Inc. *                        6,184           122
   Landstar System, Inc. *                              3,941           206
   Offshore Logistics, Inc. *                           4,811           104
   Overseas Shipholding Group                           7,034           122
   PAM Transportation Services, Inc. *                    796            16
   Petroleum Helicopters *                                651            18
   RailAmerica, Inc.                                    7,374            54
   Roadway Corp.                                        3,045           122
   SCS Transportation, Inc.                             3,748            33
   U.S. Xpress Enterprises, Inc., Class A *             1,440            14
   USFreightways Corp.                                  6,948           211
   Werner Enterprises, Inc.                             9,943           220



See Notes to the Financial Statements.


EQUITY PORTFOLIOS 74 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002


                                                         NUMBER        VALUE
                                                       OF SHARES      (000S)
------------------------------------------------------------------------------
COMMON STOCKS - 99.0% - (CONTINUED)
------------------------------------------------------------------------------
Transportation - 1.9% - (continued)
   Yellow Corp.                                           7,496          $223
------------------------------------------------------------------------------
                                                                        3,193
------------------------------------------------------------------------------
Trucking & Leasing - 0.0%
   AMERCO Co. *                                           2,571            12
   Interpool, Inc.                                        1,450            24
------------------------------------------------------------------------------
                                                                           36
------------------------------------------------------------------------------
Water - 0.2%
   American States Water Co.                              3,911            94
   California Water Service Group                         3,638            93
   Connecticut Water Service, Inc.                        1,981            54
   Middlesex Water Co.                                    1,980            44
   SJW Corp.                                                533            42
   Southwest Water Co.                                    2,393            33
------------------------------------------------------------------------------
                                                                          360
------------------------------------------------------------------------------
Total Common Stocks
------------------------------------------------------------------------------
(Cost $185,607)                                                       164,013

------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.0%
------------------------------------------------------------------------------
   MEDIQ, Inc., Series A *                                  135             -
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
------------------------------------------------------------------------------
(Cost $1)                                                                   -



                                                         NUMBER        VALUE
                                                       OF SHARES      (000S)
------------------------------------------------------------------------------
OTHER - 0.0%
------------------------------------------------------------------------------
   Escrow MascoTech, Inc.                                10,600             -
   Gladstone Capital Corp.                                2,291            38
------------------------------------------------------------------------------
Total Other
------------------------------------------------------------------------------
(Cost $41)                                                                 38


------------------------------------------------------------------------------
RIGHTS - 0.0%
------------------------------------------------------------------------------
   CSF Holdings, Inc.                                     2,000             -
------------------------------------------------------------------------------
Total Rights
------------------------------------------------------------------------------
(Cost $-)                                                                   -


                                                         NUMBER        VALUE
                                                       OF SHARES      (000S)
------------------------------------------------------------------------------
WARRANTS - 0.0%
------------------------------------------------------------------------------
   Aura System, Inc., Exp. 5/31/05                          513             -
   MicroStrategy, Inc., Exp. 6/24/07                      1,006             -
   Sunbeam Corp., Exp. 8/24/03                              914             -
------------------------------------------------------------------------------
Total Warrants
------------------------------------------------------------------------------
(Cost $-)                                                                   -


                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                        (000S)        (000S)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.4%
------------------------------------------------------------------------------
   Societe Generale, Grand Cayman,
     Eurodollar Time Deposit,
     1.31%, 12/2/02                                      $1,787        $1,787
   U.S. Treasury Bill, /(1)/
     1.66%, 1/16/03                                         520           519
------------------------------------------------------------------------------
Total Short-Term Investments
------------------------------------------------------------------------------
(Cost $2,306)                                                           2,306

------------------------------------------------------------------------------
Total Investments - 100.4%
------------------------------------------------------------------------------
(Cost $187,955)                                                       166,357

   Liabilities less Other Assets - (0.4)%                                (705)
------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $165,652

* Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.


At November 30, 2002, the Small Company Index Portfolio had open futures contracts as follows:

------------------------------------------------------------------------------
                           NOTIONAL                          UNREALIZED
               NUMBER OF    AMOUNT     CONTRACT    CONTRACT    GAIN
      TYPE     CONTRACTS    (000S)     POSITION      EXP.      (000S)
------------------------------------------------------------------------------
  Russell 2000    11        $2,235      Long        12/02      $384

  Total                                                        $384




See Notes to the Financial Statements.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 75 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO


                                                              NUMBER       VALUE
                                                            OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.3%
Advertising - 1.2%
  Lamar Advertising Co. *                                      9,500       $324
--------------------------------------------------------------------------------
Banks - 3.2%
  Investors Financial Services Corp.                          10,000        350
  M&T Bank Corp.                                               3,700        298
  TCF Financial Corp.                                          5,300        226
--------------------------------------------------------------------------------
                                                                            874
--------------------------------------------------------------------------------
Beverages - 1.0%
  Pepsi Bottling Group, Inc.                                   9,500        273
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.8%
  InterMune, Inc. *                                            7,000        214
--------------------------------------------------------------------------------
Commercial Services - 9.2%
  Affiliated Computer Services, Inc., Class A *               11,500        575
  Career Education Corp. *                                    10,925        425
  Caremark Rx, Inc. *                                         23,000        406
  ChoicePoint, Inc. *                                          5,875        221
  Education Management Corp. *                                11,400        440
  FTI Consulting, Inc. *                                      11,800        484
--------------------------------------------------------------------------------
                                                                          2,551
--------------------------------------------------------------------------------
Computers - 2.2%
  Apple Computer, Inc. *                                      10,000        155
  Lexmark International, Inc. *                                4,500        297
  Storage Technology Corp. *                                   7,500        166
--------------------------------------------------------------------------------
                                                                            618
--------------------------------------------------------------------------------
Electronics - 2.6%
  Gentex Corp. *                                               8,125        244
  Jabil Circuit, Inc. *                                        8,000        171
  Waters Corp. *                                              11,750        315
--------------------------------------------------------------------------------
                                                                            730
--------------------------------------------------------------------------------
Environmental Control - 1.8%
  Stericycle, Inc. *                                          14,900        496
--------------------------------------------------------------------------------
Food - 3.3%
  Dean Foods Co. *                                             9,750        362
  JM Smucker (The) Co.                                         9,025        353
  Performance Food Group Co. *                                 5,875        207
--------------------------------------------------------------------------------
                                                                            922
--------------------------------------------------------------------------------
Healthcare-Products - 7.0%
  Alcon , Inc. *                                               6,775        284
  Boston Scientific Corp. *                                   16,800        706
  Varian Medical Systems, Inc. *                              11,275        526
  Zimmer Holdings, Inc. *                                     11,000        414
--------------------------------------------------------------------------------
                                                                          1,930
--------------------------------------------------------------------------------
Healthcare-Services - 2.4%
  Anthem, Inc. *                                               5,300        314
  Universal Health Services, Inc., Class B *                   7,500        336
--------------------------------------------------------------------------------
                                                                            650
--------------------------------------------------------------------------------
Insurance - 3.0%
  Everest Re Group Ltd.                                        2,500        145
  Fidelity National Financial, Inc.                            9,700        314
  Radian Group, Inc.                                           8,860        362
--------------------------------------------------------------------------------
                                                                            821
--------------------------------------------------------------------------------
Internet - 1.8%
  Amazon.com, Inc. *                                           1,000         23
  Symantec Corp. *                                            10,900        477
--------------------------------------------------------------------------------
                                                                            500
--------------------------------------------------------------------------------
Leisure Time - 0.8%
  USA Interactive, Inc. *                                      7,500        209
--------------------------------------------------------------------------------
Machinery - Diversified - 2.4%
  Zebra Technologies Corp., Class A *                         10,500        674
--------------------------------------------------------------------------------
Media - 6.3%
  COX Radio, Inc., Class A *                                  19,850        489
  Gray Television, Inc.                                       12,200        123
  Lin TV Corp., Class A *                                     20,600        503
  Meredith Corp.                                               2,700        118
  Westwood One, Inc. *                                        13,075        508
--------------------------------------------------------------------------------
                                                                          1,741
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 1.9%
  Danaher Corp.                                                5,225        328
  SPX Corp. *                                                  4,430        209
--------------------------------------------------------------------------------
                                                                            537
--------------------------------------------------------------------------------
Oil & Gas - 1.7%
  Devon Energy Corp.                                           5,875        269
  Ocean Energy, Inc.                                          10,565        199
--------------------------------------------------------------------------------
                                                                            468
--------------------------------------------------------------------------------
Oil & Gas Producers - 1.5%
  XTO Energy, Inc.                                            17,700        424
--------------------------------------------------------------------------------
Oil & Gas Services - 2.5%
  National-Oilwell, Inc. *                                    12,300        268
  Smith International, Inc. *                                 12,500        425
--------------------------------------------------------------------------------
                                                                            693
--------------------------------------------------------------------------------
Packaging & Containers - 3.6%
  Packaging Corp. of America *                                20,000        358
  Pactiv Corp. *                                              31,000        642
--------------------------------------------------------------------------------
                                                                          1,000
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 76 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002


                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.3% - (CONTINUED)
Pharmaceuticals - 6.8%
  AmerisourceBergen Corp.                                      7,030       $408
  Forest Laboratories, Inc. *                                  6,500        698
  Gilead Sciences, Inc. *                                     11,500        453
  Teva Pharmaceutical Industries Ltd. ADR                      4,050        320
--------------------------------------------------------------------------------
                                                                          1,879
--------------------------------------------------------------------------------
Retail - 10.1%
  Applebee's International, Inc.                              13,625        343
  Autozone, Inc. *                                             5,500        450
  Bed Bath & Beyond, Inc. *                                    7,675        266
  Fred's, Inc.                                                14,000        348
  Michaels Stores, Inc. *                                     11,800        444
  Petco Animal Supplies, Inc. *                               10,300        260
  Ross Stores, Inc.                                           11,300        523
  Williams-Sonoma, Inc. *                                      6,000        158
--------------------------------------------------------------------------------
                                                                          2,792
--------------------------------------------------------------------------------
Savings & Loans - 1.5%
  Sovereign Bancorp, Inc.                                     29,000        401
--------------------------------------------------------------------------------
Semiconductors - 9.4%
  Analog Devices, Inc. *                                       5,000        154
  KLA-Tencor Corp. *                                           5,500        243
  Linear Technology Corp.                                     11,700        389
  Marvell Technology Group Ltd. *                             12,500        283
  Microchip Technology, Inc.                                  24,800        713
  Novellus Systems, Inc. *                                     6,000        218
  QLogic Corp. *                                              13,775        598
--------------------------------------------------------------------------------
                                                                          2,598
--------------------------------------------------------------------------------
Software - 8.2%
  BEA Systems, Inc. *                                         25,000        277
  Documentum, Inc. *                                          15,000        279
  Electronic Arts, Inc. *                                      5,500        373
  Intuit, Inc. *                                               5,500        297
  Mercury Interactive Corp. *                                 17,150        574
  Pixar, Inc. *                                                3,325        192
  Take-Two Interactive Software, Inc. *                        9,025        270
--------------------------------------------------------------------------------
                                                                          2,262
--------------------------------------------------------------------------------
Transportation - 2.1%
  Expeditors International Washington, Inc.                    9,075        304
  Hunt (J.B.) Transport Services, Inc. *                       9,925        273
--------------------------------------------------------------------------------
                                                                            577
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $23,047)                                                           27,158


                                                             PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)     (000S)
--------------------------------------------------------------------------------
Short-Term Investment - 0.9%
  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                              $258        258
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $258)                                                                 258


--------------------------------------------------------------------------------
Total Investments - 99.2%
--------------------------------------------------------------------------------
(cost $23,305)                                                           27,416
  Other Assets less Liabilities - 0.8%                                      213
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $27,629

Non-Income Producing Security

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 77 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FOCUSED GROWTH PORTFOLIO

                                                             NUMBER       VALUE
                                                           OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 102.0%
Banks - 2.6%
  Fifth Third Bancorp                                         45,000     $2,520
  Wells Fargo & Co.                                           65,000      3,004
--------------------------------------------------------------------------------
                                                                          5,524
--------------------------------------------------------------------------------
Beverages - 2.8%
  Anheuser-Busch Cos., Inc.                                   40,000      1,965
  PepsiCo, Inc.                                               90,000      3,823
--------------------------------------------------------------------------------
                                                                          5,788
--------------------------------------------------------------------------------
Biotechnology - 1.9%
  Amgen, Inc. *                                               85,000      4,012
--------------------------------------------------------------------------------
Commercial Services - 1.6%
  Affiliated Computer Services, Inc., Class A *               67,500      3,375
--------------------------------------------------------------------------------
Computers - 1.9%
  Dell Computer Corp. *                                      140,000      4,004
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 2.3%
  Avon Products, Inc.                                         20,000      1,027
  Procter & Gamble Co.                                        45,000      3,780
--------------------------------------------------------------------------------
                                                                          4,807
--------------------------------------------------------------------------------
Diversified Financial Services - 5.8%
  American Express Co.                                        60,200      2,344
  Citigroup, Inc.                                             40,000      1,555
  Freddie Mac                                                 30,000      1,729
  Goldman Sachs Group, Inc.                                   42,500      3,352
  MBNA Corp.                                                 150,000      3,201
--------------------------------------------------------------------------------
                                                                         12,181
--------------------------------------------------------------------------------
Food - 1.8%
  Kraft Foods, Inc.,  Class A                                100,000      3,756
--------------------------------------------------------------------------------
Healthcare-Products - 8.5%
  Boston Scientific Corp. *                                   60,000      2,520
  Guidant Corp. *                                             50,000      1,497
  Johnson & Johnson                                           90,000      5,132
  Medtronic, Inc.                                             90,000      4,207
  Varian Medical Systems, Inc. *                              40,000      1,868
  Zimmer Holdings, Inc. *                                     71,130      2,677
--------------------------------------------------------------------------------
                                                                         17,901
--------------------------------------------------------------------------------
Healthcare-Services - 2.1%
  HCA, Inc.                                                   57,500      2,310
  UnitedHealth Group, Inc.                                    25,000      2,036
--------------------------------------------------------------------------------
                                                                          4,346
--------------------------------------------------------------------------------
Household Products/Wares - 0.8%
  Clorox Co.                                                  40,000      1,753
--------------------------------------------------------------------------------
Insurance - 3.6%
  AFLAC, Inc.                                                 72,600      2,240
  American International Group, Inc.                          70,000      4,560
  Everest Re Group Ltd.                                       15,000        869
--------------------------------------------------------------------------------
                                                                          7,669
--------------------------------------------------------------------------------
Internet - 3.1%
  Amazon.com, Inc. *                                          75,000      1,751
  eBay, Inc. *                                                50,000      3,446
  Symantec Corp. *                                            30,000      1,312
--------------------------------------------------------------------------------
                                                                          6,509
--------------------------------------------------------------------------------
Leisure Time - 1.6%
  Harley-Davidson, Inc.                                       70,000      3,398
--------------------------------------------------------------------------------
Machinery - Diversified - 1.5%
  Zebra Technologies Corp., Class A *                         50,000      3,211
--------------------------------------------------------------------------------
Media - 5.1%
  Clear Channel Communications, Inc. *                        60,000      2,607
  COX Radio, Inc., Class A *                                  75,000      1,849
  Liberty Media Corp., Class A *                             240,000      2,534
  Viacom, Inc., Class B *                                     80,000      3,761
--------------------------------------------------------------------------------
                                                                         10,751
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 6.0%
  3M Co.                                                      25,000      3,246
  Danaher Corp.                                               40,000      2,514
  General Electric Co.                                       180,000      4,878
  SPX Corp. *                                                 40,000      1,888
--------------------------------------------------------------------------------
                                                                         12,526
--------------------------------------------------------------------------------
Oil & Gas - 0.7%
  Devon Energy Corp.                                          30,000      1,374
--------------------------------------------------------------------------------
Oil & Gas Producers - 0.9%
  EOG Resources, Inc.                                         46,550      1,805
--------------------------------------------------------------------------------
Oil & Gas Services - 1.7%
  BJ Services Co. *                                           38,000      1,271
  Smith International, Inc. *                                 70,000      2,380
--------------------------------------------------------------------------------
                                                                          3,651
--------------------------------------------------------------------------------
Packaging & Containers - 1.5%
  Pactiv Corp. *                                             152,500      3,157
--------------------------------------------------------------------------------
Pharmaceuticals - 12.3%
  Abbott Laboratories                                         70,000      3,065
  Cardinal Health, Inc.                                       51,875      3,192
  Forest Laboratories, Inc. *                                 60,000      6,440
  Gilead Sciences, Inc. *                                     35,000      1,380
  Merck & Co., Inc.                                           57,500      3,416


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 78 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                             NUMBER       VALUE
                                                           OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 102.0% - (CONTINUED)
Pharmaceuticals - 12.3% - (continued)
  Pfizer, Inc.                                              190,000      $5,992
  Teva Pharmaceutical Industries Ltd. ADR                    30,000       2,372
--------------------------------------------------------------------------------
                                                                         25,857
--------------------------------------------------------------------------------
Retail - 10.1%
  Autozone, Inc. *                                           45,125       3,687
  Bed Bath & Beyond, Inc. *                                  27,500         954
  Gap (The), Inc.                                           100,000       1,589
  Kohl's Corp. *                                             75,000       5,138
  Lowe's Cos., Inc.                                          51,500       2,137
  Wal-Mart Stores, Inc.                                     100,000       5,416
  Walgreen Co.                                               80,000       2,303
--------------------------------------------------------------------------------
                                                                         21,224
--------------------------------------------------------------------------------
Semiconductors - 6.1%
  Analog Devices, Inc. *                                     50,000       1,535
  Applied Materials, Inc. *                                  75,000       1,279
  Intel Corp.                                               200,000       4,176
  Linear Technology Corp.                                   100,000       3,323
  Microchip Technology, Inc.                                 90,000       2,588
--------------------------------------------------------------------------------
                                                                         12,901
--------------------------------------------------------------------------------
Software - 8.7%
  Electronic Arts, Inc. *                                    60,000       4,072
  Intuit, Inc. *                                             49,500       2,670
  Microsoft Corp. *                                         170,000       9,829
  Oracle Corp. *                                            150,000       1,822
--------------------------------------------------------------------------------
                                                                         18,393
--------------------------------------------------------------------------------
Telecommunications - 5.2%
  Cisco Systems, Inc. *                                     325,000       4,849
  Nokia Corp. ADR                                           100,000       1,921
  QUALCOMM, Inc. *                                           65,000       2,679
  Vodafone Group PLC ADR                                     75,000       1,406
                                                                         10,855
--------------------------------------------------------------------------------
Transportation - 1.8%
  Expeditors International Washington, Inc.                  45,000       1,505
  United Parcel Service, Inc., Class B                       35,000       2,218
--------------------------------------------------------------------------------
                                                                          3,723
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $197,524)                                                         214,451


                                                             PRINCIPAL
                                                               AMOUNT     VALUE
                                                               (000S)    (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.0%
  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                               $31        $31
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $31)                                                                   31


--------------------------------------------------------------------------------
Total Investments - 102.0%
--------------------------------------------------------------------------------
(Cost $197,555)                                                         214,482
  Liabilities less Other Assets - (2.0)%                                 (4,134)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $210,348


*  Non-Income Producing Security

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 79 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO


                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.1%
Advertising - 1.0%
  Lamar Advertising Co. *                                     19,600       $669
--------------------------------------------------------------------------------
Aerospace/Defense - 2.3%
  General Dynamics Corp.                                      16,300      1,327
  Lockheed Martin Corp.                                        4,000        209
--------------------------------------------------------------------------------
                                                                          1,536
--------------------------------------------------------------------------------
Airlines - 1.2%
  Southwest Airlines Co.                                      47,900        795
--------------------------------------------------------------------------------
Banks - 2.3%
  Fifth Third Bancorp                                          5,000        280
  U.S. Bancorp                                                26,800        587
  Wells Fargo & Co.                                           14,800        684
--------------------------------------------------------------------------------
                                                                          1,551
--------------------------------------------------------------------------------
Beverages - 1.5%
  Coca-Cola (The) Co.                                          9,200        420
  PepsiCo, Inc.                                               14,200        603
--------------------------------------------------------------------------------
                                                                          1,023
--------------------------------------------------------------------------------
Biotechnology - 0.6%
  Amgen, Inc. *                                                9,000        425
--------------------------------------------------------------------------------
Commercial Services - 4.6%
  Affiliated Computer Services, Inc., Class A *               16,000        800
  Career Education Corp. *                                    11,000        428
  Caremark Rx, Inc. *                                         16,400        289
  First Health Group Corp. *                                   8,000        191
  Fiserv, Inc. *                                              39,000      1,323
--------------------------------------------------------------------------------
                                                                          3,031
--------------------------------------------------------------------------------
Computers - 2.2%
  Dell Computer Corp. *                                       12,000        343
  Hewlett-Packard Co.                                         24,100        470
  International Business Machines Corp.                        7,500        653
--------------------------------------------------------------------------------
                                                                          1,466
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 4.4%
  Alberto-Culver Co., Class B                                 17,400        862
  Avon Products, Inc.                                         24,800      1,274
  Procter & Gamble Co.                                         9,500        798
--------------------------------------------------------------------------------
                                                                          2,934
--------------------------------------------------------------------------------
Diversified Financial Services - 6.1%
  American Express Co.                                        11,100        432
  Citigroup, Inc.                                             17,400        677
  Freddie Mac                                                 11,300        651
  Goldman Sachs Group, Inc.                                    7,500        592
  Merrill Lynch & Co., Inc.                                   19,700        857
  Morgan Stanley                                              19,300        873
--------------------------------------------------------------------------------
                                                                          4,082
--------------------------------------------------------------------------------
Food - 0.7%
  Kraft Foods, Inc.,  Class A                                 12,900        485
--------------------------------------------------------------------------------
Forest Products & Paper - 1.4%
  International Paper Co.                                     24,300        954
--------------------------------------------------------------------------------
Healthcare-Products - 4.6%
  Baxter International, Inc.                                  30,200        966
  Johnson & Johnson                                           36,300      2,070
--------------------------------------------------------------------------------
                                                                          3,036
--------------------------------------------------------------------------------
Healthcare-Services - 4.6%
  AmerisourceBergen Corp.                                      9,100        528
  Cardinal Health, Inc.                                        8,200        505
  HCA, Inc.                                                   23,800        956
  Henry Schein, Inc. *                                        11,800        502
  UnitedHealth Group, Inc.                                     5,000        407
  Universal Health Services, Inc., Class B *                   4,400        197
--------------------------------------------------------------------------------
                                                                          3,095
--------------------------------------------------------------------------------
Insurance - 4.3%
  AFLAC, Inc.                                                 13,900        429
  American International Group, Inc.                          11,375        741
  Everest Re Group Ltd.                                        9,500        550
  Marsh & McLennan Cos., Inc.                                  7,000        330
  MBIA, Inc.                                                  17,300        787
--------------------------------------------------------------------------------
                                                                          2,837
--------------------------------------------------------------------------------
Leisure Time - 0.5%
  Harley-Davidson, Inc.                                        7,000        340
--------------------------------------------------------------------------------
Media - 2.7%
  COX Radio, Inc., Class A *                                   8,900        219
  Gannett Co., Inc.                                            3,300        235
  Viacom, Inc., Class B *                                     22,500      1,058
  Westwood One, Inc. *                                         6,600        257
--------------------------------------------------------------------------------
                                                                          1,769
--------------------------------------------------------------------------------
Mining - 1.5%
  Alcoa, Inc.                                                28,600         731
  Barrick Gold Corp.                                         19,500         286
--------------------------------------------------------------------------------
                                                                          1,017
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 5.7%
  3M Co.                                                        9,000     1,169
  Danaher Corp.                                                18,600     1,169
  General Electric Co.                                         42,800     1,159


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 80 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.1% - (CONTINUED)
Miscellaneous manufacturing - 5.7% - (continued)
  SPX Corp. *                                                  6,800       $321
--------------------------------------------------------------------------------
                                                                          3,818
--------------------------------------------------------------------------------
Oil & Gas - 2.2%
  Burlington Resources, Inc.                                   6,200        261
  ChevronTexaco Corp.                                          8,300        556
  EOG Resources, Inc.                                          7,100        275
  Transocean, Inc. *                                          15,500        377
--------------------------------------------------------------------------------
                                                                          1,469
--------------------------------------------------------------------------------
Oil & Gas Producers - 3.2%
  Exxon Mobil Corp.                                           27,800        968
  Noble Corp. *                                               15,200        516
  Royal Dutch Petroleum Co. -  New York Shares                15,600        679
--------------------------------------------------------------------------------
                                                                          2,163
--------------------------------------------------------------------------------
Oil & Gas Services - 1.4%
  BJ Services Co. *                                           12,500        418
  ENSCO International, Inc.                                   18,800        526
--------------------------------------------------------------------------------
                                                                            944
--------------------------------------------------------------------------------
Packaging & Containers - 0.4%
  Pactiv Corp. *                                              14,000        290
--------------------------------------------------------------------------------
Pharmaceuticals - 6.7%
  Forest Laboratories, Inc., Class A *                         6,300        676
  Merck & Co., Inc.                                           18,500      1,099
  Pfizer, Inc.                                                55,100      1,738
  Schering-Plough Corp.                                       18,500        419
  Wyeth                                                       14,200        546
--------------------------------------------------------------------------------
                                                                          4,478
--------------------------------------------------------------------------------
Reits - 1.2%
  AvalonBay Communities, Inc.                                 12,200        483
  Equity Office Properties Trust                              13,300        342
--------------------------------------------------------------------------------
                                                                            825
--------------------------------------------------------------------------------
Retail - 6.4%
  Autozone, Inc. *                                             4,000        327
  Home Depot (The), Inc.                                      20,500        542
  Lowe's Cos., Inc.                                           13,400        556
  Wal-Mart Stores, Inc.                                       35,900      1,944
  Walgreen Co.                                                30,100        866
--------------------------------------------------------------------------------
                                                                          4,235
--------------------------------------------------------------------------------
Semiconductors - 5.7%
  Analog Devices, Inc. *                                      11,000        337
  Applied Materials, Inc. *                                   13,000        222
  Intel Corp.                                                 74,800      1,562
  Linear Technology Corp.                                     18,300        608
  Teradyne, Inc. *                                            24,200        396
  Texas Instruments, Inc.                                     33,800        680
--------------------------------------------------------------------------------
                                                                          3,805
--------------------------------------------------------------------------------
Software - 4.8%
  Electronic Arts, Inc. *                                      2,800        190
  Intuit, Inc. *                                               7,600        410
  Microsoft Corp. *                                           44,500      2,573
--------------------------------------------------------------------------------
                                                                          3,173
--------------------------------------------------------------------------------
Telecommunications - 4.7%
  BellSouth Corp.                                             15,400        428
  Cisco Systems, Inc. *                                       58,800        877
  Motorola, Inc.                                              14,800        168
  SBC Communications, Inc.                                    26,300        750
  Verizon Communications, Inc.                                21,700        909
                                                                          3,132
--------------------------------------------------------------------------------
Tobacco - 3.7%
  Philip Morris Cos., Inc.                                    38,400      1,448
  UST, Inc.                                                   30,700        989
--------------------------------------------------------------------------------
                                                                          2,437
--------------------------------------------------------------------------------
Transportation - 1.5%
  Expeditors International Washington, Inc.                   30,600      1,024
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $65,512)                                                           62,838



OTHER - 1.7%
  Nasdaq-100 Index Tracking Stock                             41,800      1,154
--------------------------------------------------------------------------------
Total Other
--------------------------------------------------------------------------------
(Cost $1,080)                                                             1,154


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 81 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DIVERSIFIED GROWTH PORTFOLIO (continued)


                                                            PRINCIPAL
                                                              AMOUNT     VALUE
                                                              (000S)     (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.2%
  Societe Generale, Grand Cayman.
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                            $2,562     $2,562
  U.S. Treasury Bill, /(1)/
    1.62%, 12/26/02                                              200        200
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $2,762)                                                             2,762



Total Investments - 100.0%
--------------------------------------------------------------------------------
(Cost $69,354)                                                           66,754
  Other Assets less Liabilities - 0.0%                                       14
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $66,768

*    Non-income producing security.

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At November 30, 2002, the Diversified Growth Portfolio had open futures contracts as follows:

                             NOTIONAL                                 UNREALIZED
              NUMBER OF       AMOUNT       CONTRACT      CONTRACT        GAIN
   TYPE       CONTRACTS       (000S)       POSITION        EXP.         (000S)
--------------------------------------------------------------------------------
 S&P 500          7           $1,638         Long         12/02          $173
================================================================================


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 82 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS
                                                               NOVEMBER 30, 2002
SCHEDULE OF INVESTMENTS
EQUITY INDEX PORTFOLIO

                                                        NUMBER      VALUE
COMMON STOCKS - 91.9%                                 OF SHARES    (000S)
---------------------------------------------------------------------------
ADVERTISING - 0.2%
  Interpublic Group of Cos. (The), Inc.                 34,772       $520
  Omnicom Group, Inc.                                   17,059      1,161
---------------------------------------------------------------------------
                                                                    1,681
---------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.4%
  Boeing (The) Co.                                      75,965      2,583
  General Dynamics Corp.                                18,291      1,490
  Goodrich Corp.                                        10,418        192
  Lockheed Martin Corp.                                 41,172      2,149
  Northrop Grumman Corp.                                10,187        987
  Raytheon Co.                                          36,507      1,065
  Rockwell Collins, Inc.                                16,522        354
  United Technologies Corp.                             42,716      2,668
---------------------------------------------------------------------------
                                                                   11,488
---------------------------------------------------------------------------
AGRICULTURE - 0.1%
  Monsanto Co.                                          23,605        415
  RJ Reynolds Tobacco Holdings, Inc.                     8,100        313
---------------------------------------------------------------------------
                                                                      728
---------------------------------------------------------------------------
AIRLINES - 0.2%
  AMR Corp. *                                           14,081        109
  Delta Air Lines, Inc.                                 11,137        150
  Southwest Airlines Co.                                69,945      1,161
---------------------------------------------------------------------------
                                                                    1,420
---------------------------------------------------------------------------
APPAREL - 0.3%
  Jones Apparel Group, Inc. *                           11,686        430
  Liz Claiborne, Inc.                                    9,698        312
  NIKE, Inc., Class B                                   24,173      1,082
  Reebok International Ltd. *                            5,424        156
  VF Corp.                                               9,875        374
---------------------------------------------------------------------------
                                                                    2,354
---------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.5%
  Ford Motor Co.                                       165,006      1,878
  General Motors Corp.                                  50,704      2,013
  Navistar International Corp. *                         5,441        168
  PACCAR, Inc.                                          10,538        516
---------------------------------------------------------------------------
                                                                    4,575
---------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
  Cooper Tire & Rubber Co.                               6,660        106
  Dana Corp.                                            13,490        182
  Delphi Corp.                                          50,693        431
  Goodyear Tire & Rubber (The) Co.                      15,843        130
  TRW, Inc.                                             11,622        601
  Visteon Corp.                                         11,836         95
---------------------------------------------------------------------------
                                                                    1,545
---------------------------------------------------------------------------
 BANKS - 5.7%
  AmSouth Bancorp                                       32,428        618
  Bank of America Corp.                                135,989      9,530
  Bank of New York Co. (The), Inc.                      65,746      1,995
  Bank One Corp.                                       106,222      4,195
  BB&T Corp.                                            43,776      1,663
  Charter One Financial, Inc.                           20,757        625
  Comerica, Inc.                                        15,780        747
  Fifth Third Bancorp                                   52,544      2,943
  First Tennessee National Corp.                        11,407        421
  FleetBoston Financial Corp.                           94,877      2,574
  Huntington Bancshares, Inc.                           21,813        427
  KeyCorp                                               38,598      1,007
  Marshall & Ilsley Corp.                               19,006        540
  Mellon Financial Corp.                                39,348      1,182
  National City Corp.                                   55,356      1,539
  North Fork Bancorporation, Inc.                       14,800        515
  PNC Financial Services Group, Inc.                    25,682      1,084
  Regions Financial Corp.                               20,034        696
  SouthTrust Corp.                                      31,386        820
  State Street Corp.                                    29,379      1,322
  SunTrust Banks, Inc.                                  25,767      1,512
  Synovus Financial Corp.                               26,815        559
  Union Planters Corp.                                  18,108        534
  Wachovia Corp.                                       124,163      4,364
  Wells Fargo & Co.                                    153,802      7,107
  Zions Bancorporation                                   8,270        340
---------------------------------------------------------------------------
                                                                   48,859
---------------------------------------------------------------------------
BEVERAGES - 2.7%
  Anheuser-Busch Cos., Inc.                             78,626      3,862
  Brown-Forman Corp., Class B                            6,186        409
  Coca-Cola (The) Co.                                  224,742     10,257
  Coca-Cola Enterprises, Inc.                           40,610        864
  Coors (Adolph) Co., Class B                            3,232        210
  Pepsi Bottling Group, Inc.                            25,787        741
  PepsiCo, Inc.                                        160,461      6,816
---------------------------------------------------------------------------
                                                                   23,159
---------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
  Amgen, Inc. *                                        115,675      5,460
  Biogen, Inc. *                                        13,415        594

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 83 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS
EQUITY INDEX PORTFOLIO (CONTINUED)

                                                        NUMBER      VALUE
COMMON STOCKS - 91.9% - (CONTINUED)                   OF SHARES    (000S)
---------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9% - (CONTINUED)
  Chiron Corp. *                                        17,132       $688
  Genzyme Corp. (General Division) *                    19,352        635
---------------------------------------------------------------------------
                                                                    7,377
---------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
  American Standard Cos., Inc. *                         6,455        481
  Masco Corp.                                           44,954        907
  Vulcan Materials Co.                                   9,232        348
---------------------------------------------------------------------------
                                                                    1,736
---------------------------------------------------------------------------
CHEMICALS - 1.5%
  Air Products & Chemicals, Inc.                        20,552        909
  Ashland, Inc.                                          6,281        183
  Dow Chemical (The) Co.                                82,394      2,628
  du Pont (E.I.) de Nemours & Co.                       89,962      4,014
  Eastman Chemical Co.                                   7,019        275
  Ecolab, Inc.                                          11,703        581
  Engelhard Corp.                                       11,595        281
  Great Lakes Chemical Corp.                             4,567        115
  Hercules, Inc. *                                       9,895         93
  International Flavors & Fragrances, Inc.               8,561        283
  PPG Industries, Inc.                                  15,313        767
  Praxair, Inc.                                         14,637        864
  Rohm & Haas Co.                                       20,021        708
  Sherwin-Williams (The) Co.                            13,599        392
  Sigma-Aldrich Corp.                                    6,646        334
---------------------------------------------------------------------------
                                                                   12,427
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.8%
  Apollo Group, Inc., Class A *                         15,711        648
  Cendant Corp. *                                       94,108      1,184
  Concord EFS, Inc. *                                   46,445        697
  Convergys Corp. *                                     15,685        270
  Deluxe Corp.                                           5,698        247
  Donnelley (R.R.) & Sons Co.                           10,281        219
  Equifax, Inc.                                         13,036        317
  H&R Block, Inc.                                       16,368        627
  McKesson Corp.                                        26,213        680
  Moody's Corp.                                         14,101        621
  Paychex, Inc.                                         33,981        992
  Quintiles Transnational Corp. *                       10,650        125
  Robert Half International, Inc. *                     15,886        312
---------------------------------------------------------------------------
                                                                    6,939
---------------------------------------------------------------------------
COMPUTERS - 3.9%
  Apple Computer, Inc. *                                32,520        504
  Computer Sciences Corp. *                             15,523        542
  Dell Computer Corp. *                                234,848      6,717
  Electronic Data Systems Corp.                         43,451        806
  EMC Corp. of Massachusetts *                         199,486      1,446
  Gateway, Inc. *                                       29,323        112
  Hewlett-Packard Co.                                  276,263      5,382
  International Business Machines Corp.                153,334     13,355
  Lexmark International, Inc. *                         11,408        754
  NCR Corp. *                                            8,873        245
  Network Appliance, Inc. *                             30,476        423
  Sun Microsystems, Inc. *                             293,894      1,261
  Sungard Data Systems, Inc. *                          25,600        598
  Unisys Corp. *                                        29,229        327
  Veritas Software Corp. *                              37,187        676
---------------------------------------------------------------------------
                                                                   33,148
---------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.2%
  Alberto-Culver Co., Class B                            5,228        259
  Avon Products, Inc.                                   21,404      1,099
  Colgate-Palmolive Co.                                 49,067      2,522
  Gillette (The) Co.                                    95,728      2,903
  Kimberly-Clark Corp.                                  46,806      2,355
  Procter & Gamble Co.                                 117,671      9,884
---------------------------------------------------------------------------
                                                                   19,022
---------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
  Genuine Parts Co.                                     15,861        504
  Grainger (W.W.), Inc.                                  8,476        456
---------------------------------------------------------------------------
                                                                      960
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.2%
  American Express Co.                                 120,303      4,683
  Bear Stearns Cos. (The),  Inc.                         8,947        573
  Capital One Financial Corp.                           20,101        679
  Citigroup, Inc.                                      458,085     17,810
  Countrywide Financial Corp.                           11,325        558
  Fannie Mae                                            90,043      5,677
  Franklin Resources, Inc.                              23,481        868
  Freddie Mac                                           62,958      3,629
  Goldman Sachs Group, Inc.                             43,600      3,439
  Household International, Inc.                         41,130      1,181
  Lehman Brothers Holdings, Inc.                        22,065      1,355
  MBNA Corp.                                           115,615      2,467
  Merrill Lynch & Co., Inc.                             78,295      3,406
  Morgan (J.P.) Chase & Co.                            180,453      4,542

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 84 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9% - (CONTINUED)
--------------------------------------------------------------------------------
Diversified Financial Services - 7.2% - (continued)
   Morgan Stanley                                          99,207         $4,488
   Price (T. Rowe) Group, Inc.                             11,126            338
   Providian Financial Corp. *                             26,109            159
   SLM Corp.                                               13,976          1,366
   Stilwell Financial, Inc.                                20,167            297
   U.S. Bancorp                                           173,295          3,795
--------------------------------------------------------------------------------
                                                                          61,310
--------------------------------------------------------------------------------
Electric - 2.1%
   AES (The) Corp. *                                       49,121            104
   Allegheny Energy, Inc. *                                11,422             79
   Ameren Corp.                                            13,130            543
   American Electric Power Co., Inc.                       30,633            871
   Calpine Corp. *                                         34,111            151
   Centerpoint Energy, Inc.                                27,563            211
   Cinergy Corp.                                           15,139            490
   CMS Energy Corp.                                        13,048            130
   Consolidated Edison, Inc.                               19,310            768
   Constellation Energy Group, Inc.                        14,841            391
   Dominion Resources, Inc. of Virginia                    27,604          1,406
   DTE Energy Co.                                          15,129            671
   Duke Energy Corp.                                       80,347          1,586
   Edison International *                                  29,474            327
   Entergy Corp.                                           20,266            886
   Exelon Corp.                                            29,144          1,463
   FirstEnergy Corp.                                       26,986            855
   FPL Group, Inc.                                         16,491            970
   Mirant Corp. *                                          36,346             76
   NiSource, Inc.                                          22,008            429
   PG&E Corp. *                                            35,638            492
   Pinnacle West Capital Corp.                              7,712            248
   PPL Corp.                                               14,628            487
   Progress Energy, Inc.                                   21,370            898
   Public Service Enterprise Group, Inc.                   20,046            600
   Southern (The) Co.                                      64,126          1,677
   TECO Energy, Inc.                                       15,688            231
   TXU Corp.                                               27,974            431
   Xcel Energy, Inc.                                       35,999            387
--------------------------------------------------------------------------------
                                                                          17,858
--------------------------------------------------------------------------------
Electrical Components & Equipment - 0.3%
   American Power Conversion Corp. *                       17,787            287
   Emerson Electric Co.                                    38,069          1,985
   Molex, Inc.                                             17,544            492
   Power-One, Inc. *                                        7,236             57
--------------------------------------------------------------------------------
                                                                           2,821
--------------------------------------------------------------------------------
Electronics - 0.6%
   Agilent Technologies, Inc. *                            42,028            816
   Applera Corp. (Applied Biosystems Group)                19,263            421
   Jabil Circuit, Inc. *                                   17,854            383
   Johnson Controls, Inc.                                   7,990            662
   Millipore Corp. *                                        4,383            162
   Parker-Hannifin Corp.                                   10,681            499
   PerkinElmer, Inc.                                       11,300             97
   Sanmina-SCI Corp. *                                     47,473            228
   Solectron Corp. *                                       74,527            344
   Symbol Technologies, Inc.                               20,730            213
   Tektronix, Inc. *                                        8,083            159
   Thermo Electron Corp. *                                 15,110            296
   Thomas & Betts Corp. *                                   5,230             98
   Waters Corp. *                                          11,872            318
--------------------------------------------------------------------------------
                                                                           4,696
--------------------------------------------------------------------------------
Engineering & Construction - 0.0%
   Fluor Corp.                                              7,318            200
   McDermott International, Inc. *                          5,712             19
--------------------------------------------------------------------------------
                                                                             219
--------------------------------------------------------------------------------
Entertainment - 0.1%
   International Game Technology *                          7,804            602
--------------------------------------------------------------------------------
Environmental Control - 0.2%
   Allied Waste Industries, Inc. *                         17,800            190
   Waste Management, Inc.                                  55,324          1,379
--------------------------------------------------------------------------------
                                                                           1,569
--------------------------------------------------------------------------------
Food - 1.8%
   Albertson's, Inc.                                       36,885            861
   Archer-Daniels-Midland Co.                              58,996            786
   Campbell Soup Co.                                       37,175            898
   ConAgra Foods, Inc.                                     48,623          1,185
   General Mills, Inc.                                     33,295          1,486
   Heinz (H.J.) Co.                                        31,780          1,107
   Hershey Foods Corp.                                     12,366            796
   Kellogg Co.                                             37,162          1,240
   Kroger Co. *                                            71,359          1,122
   Safeway, Inc. *                                         39,970            951
   Sara Lee Corp.                                          71,023          1,657
   SUPERVALU, Inc.                                         12,086            217
   Sysco Corp.                                             60,019          1,766


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 85 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)
                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9% - (CONTINUED)
--------------------------------------------------------------------------------
Food - 1.8% - (continued)
   Winn-Dixie Stores, Inc.                                 12,745           $190
   Wrigley (Wm.) Jr. Co.                                   20,354          1,095
--------------------------------------------------------------------------------
                                                                          15,357
--------------------------------------------------------------------------------
Forest Products & Paper - 0.5%
   Boise Cascade Corp.                                      5,232            142
   Georgia-Pacific Corp.                                   20,861            433
   International Paper Co.                                 43,652          1,713
   Louisiana-Pacific Corp. *                                9,419             84
   MeadWestvaco Corp.                                      18,053            452
   Plum Creek Timber Co., Inc.                             16,750            408
   Temple-Inland, Inc.                                      4,855            238
   Weyerhaeuser Co.                                        19,784          1,041
--------------------------------------------------------------------------------
                                                                           4,511
--------------------------------------------------------------------------------
Gas - 0.1%
   KeySpan Corp.                                           12,850            453
   NICOR, Inc.                                              3,995            126
   Peoples Energy Corp.                                     3,235            116
   Sempra Energy                                           18,546            430
--------------------------------------------------------------------------------
                                                                           1,125
--------------------------------------------------------------------------------
Hand/Machine Tools - 0.1%
   Black & Decker Corp.                                     7,329            315
   Snap-On, Inc.                                            5,330            159
   Stanley Works (The)                                      7,706            277
--------------------------------------------------------------------------------
                                                                             751
--------------------------------------------------------------------------------
Healthcare-Products - 3.4%
   Bard (C.R.), Inc.                                        4,655            258
   Bausch & Lomb, Inc.                                      4,849            183
   Baxter International, Inc.                              54,586          1,746
   Becton, Dickinson & Co.                                 23,214            689
   Biomet, Inc.                                            23,800            655
   Boston Scientific Corp. *                               36,868          1,549
   Guidant Corp. *                                         27,714            830
   Johnson & Johnson                                      269,364         15,359
   Medtronic, Inc.                                        109,859          5,136
   St. Jude Medical, Inc. *                                16,007            557
   Stryker Corp.                                           17,916          1,108
   Zimmer Holdings, Inc. *                                 17,598            662
--------------------------------------------------------------------------------
                                                                          28,732
--------------------------------------------------------------------------------
Healthcare-Services - 0.9%
   Aetna, Inc.                                             13,577            513
   Anthem, Inc. *                                          12,800            758
   HCA, Inc.                                               46,900          1,884
   Health Management Associates, Inc., Class A             21,622            379
   HEALTHSOUTH Corp. *                                     35,884            146
   Humana, Inc. *                                          15,325            160
   Manor Care, Inc. *                                       8,906            173
   Tenet Healthcare Corp. *                                44,254            817
   UnitedHealth Group, Inc.                                27,482          2,238
   WellPoint Health Networks, Inc. *                       13,157            866
--------------------------------------------------------------------------------
                                                                           7,934
--------------------------------------------------------------------------------
Home Builders - 0.1%
   Centex Corp.                                             5,621            283
   KB HOME                                                  4,466            199
   Pulte Homes, Inc.                                        5,511            259
--------------------------------------------------------------------------------
                                                                             741
--------------------------------------------------------------------------------
Home Furnishings - 0.1%
   Leggett & Platt, Inc.                                   17,675            422
   Maytag Corp.                                             7,040            217
   Whirlpool Corp.                                          6,187            333
--------------------------------------------------------------------------------
                                                                             972
--------------------------------------------------------------------------------
Household Products/Wares - 0.3%
   American Greetings Corp., Class A *                      5,990             97
   Avery Dennison Corp.                                     9,896            638
   Clorox Co.                                              20,839            914
   Fortune Brands, Inc.                                    13,591            663
   Tupperware Corp.                                         5,228             89
--------------------------------------------------------------------------------
                                                                           2,401
--------------------------------------------------------------------------------
Housewares - 0.1%
   Newell Rubbermaid, Inc.                                 24,144            766
--------------------------------------------------------------------------------
Insurance - 4.7%
   ACE Ltd.                                                23,714            809
   AFLAC, Inc.                                             46,807          1,444
   Allstate (The) Corp.                                    63,844          2,492
   Ambac Financial Group, Inc.                              9,616            601
   American International Group, Inc.                     236,363         15,399
   Aon Corp.                                               27,554            503
   Chubb (The) Corp.                                       15,503            908
   CIGNA Corp.                                             12,660            551
   Cincinnati Financial Corp.                              14,638            563
   Hartford Financial Services Group, Inc.                 22,436          1,101
   Jefferson-Pilot Corp.                                   13,408            511
   John Hancock Financial Services, Inc.                   26,241            802
   Lincoln National Corp.                                  16,629            584


See Notes to the Financial Statements.

EQUITY PORTFOLIOS 86 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9% - (CONTINUED)
--------------------------------------------------------------------------------
Insurance - 4.7% - (continued)
   Loews Corp.                                             16,817           $681
   Marsh & McLennan Cos., Inc.                             48,491          2,289
   MBIA, Inc.                                              13,275            604
   Metlife, Inc.                                           63,568          1,706
   MGIC Investment Corp.                                    9,308            434
   Principal Financial Group                               31,400            911
   Progressive (The) Corp.                                 19,680          1,115
   Prudential Financial, Inc.                              52,500          1,579
   SAFECO Corp.                                            12,403            449
   St. Paul Cos. (The), Inc.                               20,467            762
   Torchmark Corp.                                         10,738            399
   Travelers Property Casualty Corp., Class B *            90,565          1,449
   UnumProvident Corp.                                     21,885            373
   XL Capital Ltd., Class A                                12,275          1,016
--------------------------------------------------------------------------------
                                                                          40,035
--------------------------------------------------------------------------------
Internet - 0.5%
   eBay, Inc. *                                            27,700          1,909
   Schwab (The Charles) Corp.                             123,524          1,425
   TMP Worldwide, Inc. *                                   10,074            147
   Yahoo!, Inc. *                                          54,343            993
--------------------------------------------------------------------------------
                                                                           4,474
--------------------------------------------------------------------------------
Iron/Steel - 0.1%
   Allegheny Technologies, Inc.                             7,333             52
   Nucor Corp.                                              7,034            353
   United States Steel Corp.                                9,225            134
--------------------------------------------------------------------------------
                                                                             539
--------------------------------------------------------------------------------
Leisure Time - 0.4%
   Brunswick Corp.                                          8,165            172
   Carnival Corp.                                          53,082          1,489
   Harley-Davidson, Inc.                                   27,322          1,326
   Sabre Holdings Corp. *                                  13,069            284
--------------------------------------------------------------------------------
                                                                           3,271
--------------------------------------------------------------------------------
Lodging - 0.2%
   Harrah's Entertainment, Inc. *                          10,065            403
   Hilton Hotels Corp.                                     34,067            466
   Marriott International, Inc., Class A                   21,889            783
   Starwood Hotels & Resorts Worldwide, Inc.               18,087            458
--------------------------------------------------------------------------------
                                                                           2,110
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.2%
   Caterpillar, Inc.                                       31,185          1,556
--------------------------------------------------------------------------------
Machinery - Diversified - 0.3%
   Cummins, Inc.                                            3,709            117
   Deere & Co.                                             21,602          1,105
   Dover Corp.                                             18,360            573
   Rockwell Automation, Inc.                               16,845            354
--------------------------------------------------------------------------------
                                                                           2,149
--------------------------------------------------------------------------------
Media - 3.7%
   AOL Time Warner, Inc. *                                404,034          6,614
   Clear Channel Communications, Inc. *                    55,424          2,409
   Comcast Corp., Class A *                               207,531          4,865
   Disney (The Walt) Co.                                  184,700          3,661
   Dow Jones & Co., Inc.                                    7,609            315
   Gannett Co., Inc.                                       24,166          1,722
   Knight-Ridder, Inc.                                      7,512            471
   McGraw-Hill Cos. (The), Inc.                            17,514          1,038
   Meredith Corp.                                           4,471            195
   New York Times Co., Class A                             13,711            659
   Tribune Co.                                             27,304          1,251
   Univision Communications, Inc., Class A *               20,704            665
   Viacom, Inc., Class B *                                159,697          7,507
--------------------------------------------------------------------------------
                                                                          31,372
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.0%
   Worthington Industries, Inc.                             7,767            137
--------------------------------------------------------------------------------
Mining - 0.4%
   Alcoa, Inc.                                             76,443          1,953
   Freeport-McMoRan Copper & Gold, Inc., Class B *         13,122            203
   Newmont Mining Corp. (Holding Co.)                      36,325            850
   Phelps Dodge Corp. *                                     8,033            253
--------------------------------------------------------------------------------
                                                                           3,259
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 4.8%
   3M Co.                                                  35,314          4,586
   Cooper Industries Ltd., Class A                          8,460            322
   Crane Co.                                                5,420            111
   Danaher Corp.                                           13,686            860
   Eastman Kodak Co.                                       26,419            975
   Eaton Corp.                                              6,371            483
   General Electric Co.                                   900,572         24,405
   Honeywell International, Inc.                           74,186          1,919
   Illinois Tool Works, Inc.                               27,690          1,883
   Ingersoll-Rand Co., Class A                             15,362            710
   ITT Industries, Inc.                                     8,270            499
   Pall Corp.                                              11,091            212
   Textron, Inc.                                           12,547            541


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 87 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (CONTINUED)

                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9% - (CONTINUED)
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 4.8% - (continued)
   Tyco International Ltd.                                180,615         $3,222
--------------------------------------------------------------------------------
                                                                          40,728
--------------------------------------------------------------------------------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc.                                      21,612            763
   Xerox Corp. *                                           66,043            576
--------------------------------------------------------------------------------
                                                                           1,339
--------------------------------------------------------------------------------
Oil & Gas - 1.2%
   ChevronTexaco Corp.                                     96,645          6,478
   ConocoPhillips                                          61,268          2,929
   Marathon Oil Corp.                                      28,075            562
   Nabors Industries Ltd. *                                13,072            463
--------------------------------------------------------------------------------
                                                                          10,432
--------------------------------------------------------------------------------
Oil & Gas Producers - 3.4%
   Amerada Hess Corp.                                       8,088            453
   Anadarko Petroleum Corp.                                22,501          1,062
   Apache Corp.                                            13,053            703
   Burlington Resources, Inc.                              18,241            768
   Devon Energy Corp.                                      14,171            649
   EOG Resources, Inc.                                     10,469            406
   Exxon Mobil Corp.                                      611,695         21,287
   Kerr-McGee Corp.                                         9,052            409
   Noble Corp. *                                           12,100            411
   Occidental Petroleum Corp.                              34,062            949
   Rowan Cos., Inc. *                                       8,484            181
   Sunoco, Inc.                                             6,952            206
   Transocean, Inc. *                                      28,880            702
   Unocal Corp.                                            23,378            693
--------------------------------------------------------------------------------
                                                                          28,879
--------------------------------------------------------------------------------
Oil & Gas Services - 0.5%
   Baker Hughes, Inc.                                      30,530            999
   BJ Services Co. *                                       14,194            475
   Halliburton Co.                                         39,495            829
   Schlumberger Ltd.                                       52,263          2,313
--------------------------------------------------------------------------------
                                                                           4,616
--------------------------------------------------------------------------------
Packaging & Containers - 0.1%
   Ball Corp.                                               5,141            255
   Bemis Co., Inc.                                          4,758            246
   Pactiv Corp. *                                          14,358            297
   Sealed Air Corp. *                                       7,620            288
--------------------------------------------------------------------------------
                                                                           1,086
--------------------------------------------------------------------------------
Pharmaceuticals - 7.9%
   Abbott Laboratories                                    141,412          6,191
   Allergan, Inc.                                          11,725            689
   AmerisourceBergen Corp.                                  9,538            554
   Bristol-Myers Squibb Co.                               175,325          4,646
   Cardinal Health, Inc.                                   40,900          2,517
   Forest Laboratories, Inc. *                             16,287          1,748
   King Pharmaceuticals, Inc. *                            22,093            419
   Lilly (Eli) & Co.                                      101,655          6,943
   Medimmune, Inc. *                                       22,726            600
   Merck & Co., Inc.                                      203,643         12,099
   Pfizer, Inc.                                           560,248         17,670
   Pharmacia Corp.                                        116,766          4,939
   Schering-Plough Corp.                                  132,731          3,008
   Watson Pharmaceuticals, Inc. *                           9,675            290
   Wyeth                                                  119,916          4,608
--------------------------------------------------------------------------------
                                                                          66,921
--------------------------------------------------------------------------------
Pipelines - 0.1%
   Dynegy, Inc., Class A                                   33,452             39
   El Paso Corp.                                           52,975            452
   Kinder Morgan, Inc.                                     11,042            453
   Williams Cos. (The), Inc.                               46,754            124
--------------------------------------------------------------------------------
                                                                           1,068
--------------------------------------------------------------------------------
Reits - 0.3%
   Equity Office Properties Trust                          37,864            973
   Equity Residential                                      24,925            651
   Simon Property Group, Inc.                              16,744            565
--------------------------------------------------------------------------------
                                                                           2,189
--------------------------------------------------------------------------------
Retail - 6.6%
   Autozone, Inc. *                                         8,920            729
   Bed Bath & Beyond, Inc. *                               26,479            919
   Best Buy Co., Inc. *                                    29,104            806
   Big Lots, Inc. *                                        10,455            133
   Circuit City Stores, Inc. (Circuit City Group)          19,050            184
   Costco Wholesale Corp. *                                41,180          1,330
   CVS Corp.                                               35,488            954
   Darden Restaurants, Inc.                                15,457            334
   Dillard's, Inc., Class A                                 7,627            147
   Dollar General Corp.                                    30,120            398
   Family Dollar Stores, Inc.                              15,704            463
   Federated Department Stores, Inc. *                     18,202            595
   Gap (The), Inc.                                         78,761          1,251
   Home Depot (The), Inc.                                 213,299          5,635

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 88 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9% - (CONTINUED)
--------------------------------------------------------------------------------
Retail - 6.6% - (continued)
   Kohl's Corp. *                                          30,501         $2,089
   Limited Brands                                          47,144            802
   Lowe's Cos., Inc.                                       70,454          2,924
   May Department Stores (The) Co.                         26,088            638
   McDonald's Corp.                                       115,404          2,135
   Nordstrom, Inc.                                         12,182            244
   Office Depot, Inc. *                                    27,995            496
   Penney (J.C.) Co., Inc. (Holding Co.)                   24,190            574
   RadioShack Corp.                                        15,523            369
   Sears, Roebuck & Co.                                    28,550            791
   Staples, Inc. *                                         42,319            817
   Starbucks Corp. *                                       35,109            763
   Target Corp.                                            82,160          2,857
   Tiffany & Co.                                           13,229            375
   TJX Cos., Inc.                                          48,840            956
   Toys "R" Us, Inc. *                                     19,221            262
   Wal-Mart Stores, Inc.                                  402,621         21,806
   Walgreen Co.                                            92,725          2,670
   Wendy's International, Inc.                             10,453            292
   Yum! Brands, Inc. *                                     26,868            642
--------------------------------------------------------------------------------
                                                                          56,380
--------------------------------------------------------------------------------
Savings & Loans - 0.5%
   Golden West Financial Corp.                             13,980            967
   Washington Mutual, Inc.                                 87,617          3,153
--------------------------------------------------------------------------------
                                                                           4,120
--------------------------------------------------------------------------------
Semiconductors - 3.2%
   Advanced Micro Devices, Inc. *                          31,035            264
   Altera Corp. *                                          34,526            502
   Analog Devices, Inc. *                                  33,112          1,016
   Applied Materials, Inc. *                              148,890          2,539
   Applied Micro Circuits Corp. *                          27,279            124
   Broadcom Corp., Class A *                               24,784            485
   Intel Corp.                                            603,311         12,597
   KLA-Tencor Corp. *                                      17,074            754
   Linear Technology Corp.                                 28,736            955
   LSI Logic Corp. *                                       33,694            279
   Maxim Integrated Products, Inc.                         29,277          1,232
   Micron Technology, Inc. *                               54,612            864
   National Semiconductor Corp. *                          16,407            333
   Novellus Systems, Inc. *                                13,151            477
   NVIDIA Corp. *                                          13,861            238
   PMC - Sierra, Inc. *                                    15,175            124
   QLogic Corp. *                                           8,408            365
   Teradyne, Inc. *                                        16,553            271
   Texas Instruments, Inc.                                156,896          3,155
   Xilinx, Inc. *                                          30,589            754
--------------------------------------------------------------------------------
                                                                          27,328
--------------------------------------------------------------------------------
Software - 5.4%
   Adobe Systems, Inc.                                     21,719            641
   Autodesk, Inc.                                          10,394            161
   Automatic Data Processing, Inc.                         56,151          2,441
   BMC Software, Inc. *                                    21,809            390
   Citrix Systems, Inc. *                                  15,875            186
   Computer Associates International, Inc.                 52,266            790
   Compuware Corp. *                                       34,026            186
   Electronic Arts, Inc. *                                 12,600            855
   First Data Corp.                                        68,534          2,374
   Fiserv, Inc. *                                          17,387            590
   IMS Health, Inc.                                        25,682            426
   Intuit, Inc. *                                          19,168          1,034
   Mercury Interactive Corp. *                              7,644            256
   Microsoft Corp. *                                      490,186         28,343
   Novell, Inc. *                                          32,938            118
   Oracle Corp. *                                         491,772          5,975
   Parametric Technology Corp. *                           23,670             73
   PeopleSoft, Inc. *                                      28,236            555
   Rational Software Corp. *                               17,504            162
   Siebel Systems, Inc. *                                  43,228            368
--------------------------------------------------------------------------------
                                                                          45,924
--------------------------------------------------------------------------------
Telecommunications - 6.0%
   ADC Telecommunications, Inc. *                          72,067            156
   Alltel Corp.                                            28,111          1,548
   Andrew Corp. *                                           8,881            100
   AT&T Corp.                                              69,573          1,951
   AT&T Wireless Services, Inc. *                         245,092          1,851
   Avaya, Inc. *                                           32,732             95
   BellSouth Corp.                                        169,428          4,710
   CenturyTel, Inc.                                        12,863            397
   CIENA Corp. *                                           39,093            260
   Cisco Systems, Inc. *                                  662,278          9,881
   Citizens Communications Co. *                           25,582            252
   Comverse Technology, Inc. *                             16,921            205
   Corning, Inc. *                                        103,923            460
   JDS Uniphase Corp. *                                   123,262            420


See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 89 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2002
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO (continued)

                                                          NUMBER          VALUE
                                                         OF SHARES        (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9% - (CONTINUED)
--------------------------------------------------------------------------------
Telecommunications - 6.0% - (continued)
   Lucent Technologies, Inc. *                             310,737          $544
   Motorola, Inc.                                          208,071         2,368
   Nextel Communications, Inc., Class A *                   82,424         1,133
   QUALCOMM, Inc. *                                         70,371         2,901
   Qwest Communications International, Inc. *              151,798           735
   SBC Communications, Inc.                                300,975         8,578
   Scientific-Atlanta, Inc.                                 14,175           193
   Sprint Corp. (FON Group)                                 80,788         1,178
   Sprint Corp. (PCS Group) *                               90,249           520
   Tellabs, Inc. *                                          37,213           330
   Verizon Communications, Inc.                            246,993        10,344
--------------------------------------------------------------------------------
                                                                          51,110
--------------------------------------------------------------------------------
Textiles - 0.1%
   Cintas Corp.                                             15,420           778
--------------------------------------------------------------------------------
Tobacco - 0.9%
   Philip Morris Cos., Inc.                                191,315         7,216
   UST, Inc.                                                15,313           493
--------------------------------------------------------------------------------
                                                                           7,709
--------------------------------------------------------------------------------
Toys, Games & Hobbies - 0.1%
   Hasbro, Inc.                                             15,715           202
   Mattel, Inc.                                             39,583           816
--------------------------------------------------------------------------------
                                                                           1,018
--------------------------------------------------------------------------------
Transportation - 1.3%
   Burlington Northern Santa Fe Corp.                       34,426           872
   CSX Corp.                                                19,310           534
   FedEx Corp.                                              26,980         1,418
   Norfolk Southern Corp.                                   35,162           694
   Union Pacific Corp.                                      22,831         1,322
   United Parcel Service, Inc., Class B                    101,100         6,406
--------------------------------------------------------------------------------
                                                                          11,246
--------------------------------------------------------------------------------
Trucking & Leasing - 0.0%
   Ryder System, Inc.                                        5,619           129
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $814,861)                                                          781,685



                                                         PRINCIPAL
                                                          AMOUNT           VALUE
                                                          (000S)          (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.3%
    Societe Generale, Grand Cayman,
     Eurodollar Time Deposit,
     1.31%, 12/2/02                                        $24,581       $24,581
    U.S. Treasury Bill, /(1)/
     1.66%, 1/16/03                                          3,150         3,145
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $27,726)                                                            27,726



--------------------------------------------------------------------------------
Total Investments - 95.2%
--------------------------------------------------------------------------------
(Cost $842,587)                                                          809,411
    Other Assets less Liabilities - 4.8%                                  41,161
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $850,572



*    Non-Income Producing Security

(1) Security pledged as collateral to cover margin requirements for open futures contracts.

At November 30, 2002 the Equity Index Portfolio had open futures contracts as follows:


---------------------------------------------------------------
                     NOTIONAL                        UNREALIZED
         NUMBER OF    AMOUNT    CONTRACT   CONTRACT     GAIN
TYPE     CONTRACTS    (000S)    POSITION     EXP.      (000S)
---------------------------------------------------------------
S&P 500     120      $28,080      Long      12/02      $2,026
===============================================================



See Notes to the Financial Statements.



EQUITY PORTFOLIOS 90 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

BALANCED PORTFOLIO

         ---------------------------------------------------------------------------
                                                           NUMBER          VALUE
                                                          OF SHARES        (000S)
         ---------------------------------------------------------------------------
         COMMON STOCKS - 47.3%
         ADVERTISING - 0.7%
          Lamar Advertising Co. *                           18,400          $628
         ---------------------------------------------------------------------------
         AEROSPACE/DEFENSE - 1.2%
          General Dynamics Corp.                            11,100           904
          Lockheed Martin Corp.                              3,200           167
         ---------------------------------------------------------------------------
                                                                           1,071
         ---------------------------------------------------------------------------
         AIRLINES - 0.6%
          Southwest Airlines Co.                            30,200           501
         ---------------------------------------------------------------------------
         BANKS - 1.2%
          Fifth Third Bancorp                                3,700           207
          U.S. Bancorp                                      20,000           438
          Wells Fargo & Co.                                 10,100           467
         ---------------------------------------------------------------------------
                                                                           1,112
         ---------------------------------------------------------------------------
         BEVERAGES - 0.8%
          Coca-Cola (The) Co.                                6,600           301
          PepsiCo, Inc.                                     10,100           429
         ---------------------------------------------------------------------------
                                                                             730
         ---------------------------------------------------------------------------
         BIOTECHNOLOGY - 0.3%
          Amgen, Inc. *                                      6,400           302
         ---------------------------------------------------------------------------
         COMMERCIAL SERVICES - 1.8%
          Career Education Corp. *                           9,000           350
          Caremark Rx, Inc. *                               11,500           203
          First Health Group Corp. *                         6,500           155
          Fiserv, Inc. *                                    25,900           879
         ---------------------------------------------------------------------------
                                                                           1,587
         ---------------------------------------------------------------------------
         COMPUTERS - 2.4%
          Affiliated Computer Services, Inc., Class A *     21,600         1,080
          Dell Computer Corp. *                              9,000           257
          Hewlett-Packard Co.                               16,100           314
          International Business Machines Corp.              5,500           479
         ---------------------------------------------------------------------------
                                                                           2,130
         ---------------------------------------------------------------------------
         COSMETICS/PERSONAL CARE - 2.5%
          Alberto-Culver Co., Class B                       13,500           669
          Avon Products, Inc.                               18,200           934
          Procter & Gamble Co.                               7,200           605
         ---------------------------------------------------------------------------
                                                                           2,208
         ---------------------------------------------------------------------------
         DIVERSIFIED FINANCIAL SERVICES - 3.1%
          American Express Co.                               8,000           311
          Citigroup, Inc.                                   12,900           502
          Freddie Mac                                        7,700           444
          Goldman Sachs Group, Inc.                          5,000           394
          Merrill Lynch & Co., Inc.                         12,500           544
          Morgan Stanley                                    12,100           547
         ---------------------------------------------------------------------------
                                                                           2,742
         ---------------------------------------------------------------------------
         FOOD - 0.4%
          Kraft Foods, Inc.,  Class A                       10,200           383
         ---------------------------------------------------------------------------
         FOREST PRODUCTS & PAPER - 0.6%
          International Paper Co.                           14,800           581
         ---------------------------------------------------------------------------
         HEALTHCARE-PRODUCTS - 2.3%
          Baxter International, Inc.                        21,000           672
          Johnson & Johnson                                 24,100         1,374
         ---------------------------------------------------------------------------
                                                                           2,046
         ---------------------------------------------------------------------------
         HEALTHCARE-SERVICES - 2.6%
          AmerisourceBergen Corp.                            6,800           395
          Cardinal Health, Inc.                              6,100           375
          HCA, Inc.                                         17,200           691
          Henry Schein, Inc. *                               8,000           340
          UnitedHealth Group, Inc.                           4,300           350
          Universal Health Services, Inc., Class B *         3,500           157
         ---------------------------------------------------------------------------
                                                                           2,308
         ---------------------------------------------------------------------------
         INSURANCE - 2.2%
          AFLAC, Inc.                                        8,600           265
          American International Group, Inc.                 7,450           485
          Everest Re Group Ltd.                              6,000           347
          Marsh & McLennan Cos., Inc.                        5,900           279
          MBIA, Inc.                                        13,400           610
         ---------------------------------------------------------------------------
                                                                           1,986
         ---------------------------------------------------------------------------
         LEISURE TIME - 0.3%
          Harley-Davidson, Inc.                              5,400           262
         ---------------------------------------------------------------------------
         MEDIA - 1.5%
          COX Radio, Inc., Class A *                         5,800           143
          Gannett Co., Inc.                                  2,700           192
          Viacom, Inc., Class B *                           18,200           856
          Westwood One, Inc. *                               4,100           159
         ---------------------------------------------------------------------------
                                                                           1,350
         ---------------------------------------------------------------------------
         MINING - 0.7%
          Alcoa, Inc.                                       17,700           452
          Barrick Gold Corp.                                12,800           188
         ---------------------------------------------------------------------------
                                                                             640
         ---------------------------------------------------------------------------
         MISCELLANEOUS MANUFACTURING - 2.9%
          3M Co.                                             6,000           779
          Danaher Corp.                                     13,300           836
          General Electric Co.                              27,800           753

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 91 EQUITY PORTFOLIOS


EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIOS (continued)



                                                                  NUMBER     VALUE
                                                                OF SHARES    (000S)
         COMMON STOCKS - 47.3% - (CONTINUED)
         MISCELLANEOUS MANUFACTURING - 2.9% - (CONTINUED)
          SPX Corp.*                                              5,200      $246
         ---------------------------------------------------------------------------
                                                                            2,614
         ---------------------------------------------------------------------------
         OIL & GAS PRODUCERS - 2.5%
          Burlington Resources, Inc.                              5,100       215
          ChevronTexaco Corp.                                     5,900       395
          EOG Resources, Inc.                                     5,500       213
          Exxon Mobil Corp.                                      17,000       592
          Noble Corp. *                                          10,700       363
          Royal Dutch Petroleum Co. - New York Shares            10,600       462
         ---------------------------------------------------------------------------
                                                                            2,240
         ---------------------------------------------------------------------------
         OIL & GAS SERVICES - 0.9%
          BJ Services Co.*                                        8,900       298
          ENSCO International, Inc.                               8,800       246
          Transocean, Inc.*                                       9,100       221
         ---------------------------------------------------------------------------
                                                                              765
         ---------------------------------------------------------------------------
         PACKAGING & CONTAINERS - 0.2%
          Pactiv Corp.*                                          10,700       222
         ---------------------------------------------------------------------------
         PHARMACEUTICALS - 3.3%
          Forest Laboratories, Inc.*                              4,900       526
          Merck & Co., Inc.                                      13,500       802
          Pfizer, Inc.                                           28,300       893
          Schering-Plough Corp.                                  13,500       306
          Wyeth                                                  11,500       442
         ---------------------------------------------------------------------------
                                                                            2,969
         ---------------------------------------------------------------------------
         REITS - 0.7%
          AvalonBay Communities, Inc.                             9,100       361
          Equity Office Properties Trust                         10,000       257
         ---------------------------------------------------------------------------
                                                                              618
         ---------------------------------------------------------------------------
         RETAIL - 2.7%
          Autozone, Inc.*                                         3,200       262
          Home Depot (The), Inc.                                 13,800       365
          Lowe's Cos., Inc.                                       9,500       394
          Wal-Mart Stores, Inc.                                  18,100       980
          Walgreen Co.                                           14,800       426
         ---------------------------------------------------------------------------
                                                                            2,427
         ---------------------------------------------------------------------------
         SEMICONDUCTORS - 2.7%
          Analog Devices, Inc.*                                   7,900       242
          Applied Materials, Inc.*                               10,500       179
          Intel Corp.                                            43,900       917
          Linear Technology Corp.                                11,500       382
          Teradyne, Inc.*                                        17,000       279
          Texas Instruments, Inc.                                21,700       436
         ---------------------------------------------------------------------------
                                                                            2,435
         ---------------------------------------------------------------------------
         SOFTWARE - 1.7%
          Electronic Arts, Inc.*                                  2,200       149
          Intuit, Inc.*                                           5,900       318
          Microsoft Corp.*                                       18,200     1,053
         ---------------------------------------------------------------------------
                                                                            1,520
         ---------------------------------------------------------------------------
         TELECOMMUNICATIONS - 1.8%
          BellSouth Corp.                                         8,700       242
          Cisco Systems, Inc.*                                   25,700       383
          Motorola, Inc.                                         11,700       133
          SBC Communications, Inc.                               12,900       368
          Verizon Communications, Inc.                           10,700       448
         ---------------------------------------------------------------------------
                                                                            1,574
         ---------------------------------------------------------------------------
         TOBACCO - 1.9%
          Philip Morris Cos., Inc.                               25,500       962
          UST, Inc.                                              23,400       753
         ---------------------------------------------------------------------------
                                                                            1,715
         ---------------------------------------------------------------------------
         TRANSPORTATION - 0.8%
          Expeditors International Washington, Inc.              22,500       753
         ---------------------------------------------------------------------------
         TOTAL COMMON STOCKS
         ---------------------------------------------------------------------------
         (COST $44,093)                                                    42,419
         CONVERTIBLE PREFERRED STOCK - 0.7%
         AGENCY - 0.7%
          Home Ownership Funding Corp.,/(1)/                      1,000       640
         ---------------------------------------------------------------------------
         TOTAL CONVERTIBLE PREFERRED STOCK
         ---------------------------------------------------------------------------
         (COST $1,000)                                                        640


                                                                 PRINCIPAL
                                                                  AMOUNT     VALUE
                                                                  (000S)     (000S)
         ASSET-BACKED SECURITIES - 4.5%
          Advanta Mortgage Loan Trust, Series 2000-1, Class A4,
           8.61%, 3/25/28                                          $130       144
          Capital Auto Receivables Asset Trust, Series 2002-3,
           Class A2A,
           3.05%, 9/15/05                                           125       126
          Capital Auto Receivables Asset Trust, Series 2002-4,
           Class A4,
           2.64%, 3/17/08                                           185       185

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 92 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                           (000S)         (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 4.5% - (CONTINUED)
--------------------------------------------------------------------------------
  Chase Funding Mortgage Loan Asset-Backed
    Certificates, Series 2002-2, Class 1A1,
    2.81%, 6/25/16                                          $138           $139
  Chase Manhattan Bank-First Union National Bank,
    Series 1999-1, Class A2,
    7.44%, 8/15/31                                           175            201
  Citibank Credit Card Issuance Trust, Series 2001-A8,
    Class A8,
    4.10%, 12/7/06                                           100            103
  Citibank Credit Card Issuance Trust, Series 2002-A3,
    Class A3,
    4.40%, 5/15/07                                           250            260
  Commercial Mortgage Asset Trust, Series 1999-C1,
    Class A3,
    6.64%, 1/17/32                                           245            272
  Daimler Chrysler Auto Trust, Series 2002-B, Class A3,
    2.93%, 6/6/06                                            225            227
  Daimler Chrysler Auto Trust, Series 2002-C, Class A4,
    3.09%, 1/8/08                                            175            174
  Distribution Financial Services Trust, Series 1999-3,
    Class A4,
    6.65%, 3/15/11                                           240            245
  First Nationwide Trust, Series 2001-1, Class 2A2,
    7.00%, 6/25/31                                           155            159
  GMAC Commercial Mortgage Securities, Inc.,
    Series 1999-C1, Class A2,
    6.18%, 5/15/33                                            50             54
  Honda Auto Receivables Owner Trust, Series 2002-1,
    Class A3,
    3.50%, 10/17/05                                           75             76
  Honda Auto Receivables Owner Trust, Series 2002-1,
    Class A4,
    4.22%, 4/16/07                                           220            227
  Honda Auto Receivables Owner Trust, Series 2002-3,
    Class A3,
    3.00%, 5/18/06                                           125            126
  Isuzu Auto Owner Trust, Series 2001-1, Class A4,
    5.31%, 1/22/07                                           165            173
  LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
    6.78%, 6/15/31                                            65             72
  MBNA Credit Card Master Note Trust,
    Series 2002-A6, Class A6,
    3.90%, 11/15/07                                          190            195
  PP&L Transition Bond Co. LLC, Series 1999-1,
    Class A6,
    6.96%, 12/26/07                                          290            318
  Residential Funding Mortgage Securities I,
    Series 2001-S9, Class A5,
    6.75%, 4/25/31                                            58             59
  Residential Funding Mortgage Securities II,
    Series 2001-HI2, Class AI3,
    5.67%, 6/25/14                                            83             84
  Residential Funding Mortgage Securities II,
    Series 2001-HI3, Class AI2,
    5.33%, 5/25/12                                           110            110
  Toyota Auto Receivables Owner Trust,
    Series 2002-B, Class A2,
    2.79%, 12/15/04                                          115            116
  USAA Auto Owner Trust, Series 2002-1, Class A3,
    2.41%, 10/16/06                                           60             60
  Washington Mutual Mortgage Security Corp.,
    Series 2002-AR15, Class A5,
    4.38%, 12/25/32                                          145            146
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
(COST $3,966)                                                             4,051


--------------------------------------------------------------------------------
CORPORATE BONDS - 7.1%
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.1%
  DaimlerChrysler NA Holding Corp.,
    7.30%, 1/15/12                                            90             98
--------------------------------------------------------------------------------
BANKS - 1.2%
  Bank of America Corp.,
    3.88%, 1/15/08                                           145            144
    4.88%, 9/15/12                                           215            211
  Bank of New York (The) Co., Inc.,
    3.75%, 2/15/08                                           175            173
  Bank One Corp.,
    5.90%, 11/15/11                                          100            105
  JP Morgan Chase & Co.,
    5.25%, 5/30/07                                           170            175
  Marshall & Ilsley Corp.,
    5.75%, 9/1/06                                            155            166
  Wells Fargo Bank,
    6.45%, 2/1/11                                             80             87
--------------------------------------------------------------------------------
                                                                          1,061
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  93  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                           (000S)         (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 7.1% - (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS - 0.2%
  du Pont (E.I.) de Nemours & Co.,
    3.38%, 11/15/07                                         $110           $109
  Praxair, Inc.,
    6.38%, 4/1/12                                             70             75
--------------------------------------------------------------------------------
                                                                            184
--------------------------------------------------------------------------------
COMPUTERS - 0.1%
  International Business Machines Corp.,
    4.75%, 11/29/12                                          105            102
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.9%
  American Express Co.,
    3.75%, 11/20/07                                          125            123
  American General Finance Corp.,
    5.38%, 10/1/12                                            70             68
  Boeing Capital Corp.,
    5.80%, 1/15/13                                            95             95
  Citigroup, Inc.,
    6.00%, 2/21/12                                           645            688
  Countrywide Home Loans, Inc.,
    5.50%, 8/1/06                                            165            171
  Credit Suisse First Boston USA, Inc.,
    6.50%, 1/15/12                                           115            119
  Ford Motor Credit Co.,
    5.80%, 1/12/09                                           345            307
  General Electric Capital Corp.,
    5.00%, 6/15/07                                           275            285
    7.38%, 1/19/10                                           110            126
    6.00%, 6/15/12                                           125            131
  General Motors Acceptance Corp.,
    6.13%, 9/15/06                                            85             85
    6.88%, 9/15/11                                           165            160
    6.88%, 8/28/12                                           260            250
  Goldman Sachs Group, Inc.,
    6.88%, 1/15/11                                           125            137
    5.50%, 11/15/14                                          110            108
  Household Finance Corp.,
    6.38%, 11/27/12                                           95             95
  Lehman Brothers Holdings, Inc.,
    6.63%, 1/18/12                                           250            270
  Morgan Stanley Dean Witter & Co.,
    6.10%, 4/15/06                                           150            160
    6.60%, 4/1/12                                            100            108
--------------------------------------------------------------------------------
                                                                          3,486
--------------------------------------------------------------------------------
ELECTRIC - 0.1%
  DPL, Inc.,
    8.25%, 3/1/07                                            105             98
--------------------------------------------------------------------------------
FOOD - 0.0%
  Kroger Co.,
    6.20%, 6/15/12                                            50             52
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
  Emerson Electric Co.,
    4.63%, 10/15/12                                           80             77
--------------------------------------------------------------------------------
MEDIA - 0.2%
  Continental Cablevision,
    8.30%, 5/15/06                                            20             20
  Reed Elsevier Capital, Inc.,
    6.13%, 8/1/06                                            105            112
  Viacom, Inc.,
    6.40%, 1/30/06                                            60             64
--------------------------------------------------------------------------------
                                                                            196
--------------------------------------------------------------------------------
MINING - 0.1%
  Alcoa, Inc.,
    5.88%, 6/1/06                                             50             54
--------------------------------------------------------------------------------
OIL & GAS - 0.4%
  Apache Corp.,
    6.25%, 4/15/12                                            80             88
  ConocoPhillips,/(1)/
    4.75%, 10/15/12                                          175            170
  Consolidated Natural Gas Co.,
    5.38%, 11/1/06                                           120            124
--------------------------------------------------------------------------------
                                                                            382
--------------------------------------------------------------------------------
RETAIL - 0.2%
  Target Corp.,
    5.38%, 6/15/09                                           140            147
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
  Verizon New England, Inc.,
    6.50%, 9/15/11                                           270            288
--------------------------------------------------------------------------------
TEXTILES - 0.1%
  Mohawk Industries, Inc.,
    7.20%, 4/15/12                                            50             55
--------------------------------------------------------------------------------

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 94 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 7.1% - (CONTINUED)
Transportation - 0.1%
  Caliber System, Inc.,
    7.80%, 8/1/06                                              $80         $90
-------------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------------
(Cost $6,329)                                                            6,370

FOREIGN ISSUER BONDS - 0.6%
Beverages - 0.1%
  Diageo Capital PLC,
    3.50%, 11/19/07                                             85          83
-------------------------------------------------------------------------------
Regional - 0.4%
  Province of Ontario,
    3.50%, 9/17/07                                             160         159
  Province of Quebec,
    5.50%, 4/11/06                                             200         214
-------------------------------------------------------------------------------
                                                                           373
-------------------------------------------------------------------------------
Telecommunications - 0.1%
  Vodafone Group PLC,
    7.75%, 2/15/10                                              65          74
-------------------------------------------------------------------------------
Total Foreign Issuer Bonds
-------------------------------------------------------------------------------
(Cost $533)                                                                530

U.S. GOVERNMENT AGENCIES - 17.7%
-------------------------------------------------------------------------------
Fannie Mae - 10.3%
    4.75%, 3/15/04                                           2,310       2,397
    4.38%, 10/15/06                                          1,140       1,185
    5.00%, 5/14/07                                             415         432
    6.63%, 11/15/10                                          1,320       1,503
    6.00%, 1/18/12                                             915         959
    5.25%, 8/1/12                                              100         101
  Pool #545956,
    6.00%, 10/1/17                                           1,556       1,617
  Pool #657411,
    5.00%, 11/1/17                                           1,036       1,046
-------------------------------------------------------------------------------
                                                                         9,240
-------------------------------------------------------------------------------
Freddie Mac - 3.3%
    3.00%, 7/15/04                                             290         294
    3.88%, 2/15/05                                              30          31
    4.25%, 6/15/05                                             110         114
    5.25%, 1/15/06                                             385         412
    4.88%, 3/15/07                                           1,775       1,880
    5.75%, 4/29/09                                             200         208
-------------------------------------------------------------------------------
                                                                         2,939
-------------------------------------------------------------------------------
Freddie Mac Gold - 1.8%
  Pool #E91320,
    5.50%, 9/1/17                                            1,590       1,632
-------------------------------------------------------------------------------
Government National Mortgage Association - 1.9%
  Pool #781492,
    6.00%, 9/15/17                                           1,619       1,695
-------------------------------------------------------------------------------
Government National Mortgage Association II - 0.4%
  Pool #3249,
    6.00%, 6/20/32                                             315         324
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $15,457)                                                          15,830

U.S. GOVERNMENT OBLIGATIONS - 7.7%
-------------------------------------------------------------------------------
U.S. Treasury Bonds - 0.2%
    6.38%, 8/15/27                                             115         133
    5.50%, 8/15/28                                              45          47
-------------------------------------------------------------------------------
                                                                           180
-------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds - 1.5%
    3.88%, 1/15/09                                           1,100       1,319
-------------------------------------------------------------------------------
U.S. Treasury Notes - 6.0%
    5.75%, 8/15/03                                             210         216
    2.00%, 11/30/04                                            975         973
    6.75%, 5/15/05                                              15          17
    3.00%, 11/15/07                                          1,945       1,922
    4.00%, 11/15/12                                          2,295       2,255
-------------------------------------------------------------------------------
                                                                         5,383
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $6,951)                                                            6,882


See Notes to the Financial Statements.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  95  EQUITY PORTFOLIOS

                                                               NOVEMBER 30, 2002

EQUITY PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  BALANCED PORTFOLIO (continued)

                                                             NUMBER       VALUE
                                                           OF SHARES      (000S)
--------------------------------------------------------------------------------

OTHER - 0.9%
  Nasdaq-100 Index Tracking Stock *                          27,800         $768
--------------------------------------------------------------------------------
Total Other
--------------------------------------------------------------------------------
(Cost $719)                                                                  768

                                                           PRINCIPAL
                                                             AMOUNT       VALUE
                                                             (000S)       (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 13.1%
  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                          $11,394       11,394
  U.S. Treasury Bill, /(2)/
    1.62%, 12/26/02                                             390          390
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $11,783)                                                            11,784

--------------------------------------------------------------------------------
Total Investments - 99.6%
--------------------------------------------------------------------------------
(Cost $90,831)                                                            89,274
  Other Assets less Liabilities - 0.4%                                       341
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $89,615

*   Non-Income Producing Security

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $810,000 or 0.9% of net assets.

(2) Security pledged as collateral to cover margin requirements for open futures contracts.

At November 30, 2002, the Balanced Portfolio had open futures contracts as follows:

                           NOTIONAL                                  UNREALIZED
            NUMBER OF       AMOUNT       CONTRACT      CONTRACT         GAIN
 TYPE       CONTRACTS       (000S)       POSITION        EXP.          (000S)
--------------------------------------------------------------------------------
S&P 500        20           $4,680         Long         12/02           $495
================================================================================

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  96  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2002




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, (the "Portfolios") each with its own investment objective. Each equity Portfolio is classified as diversified. Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the investment advisers for the International Growth and Balanced Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Prior to April 1, 2002, NTGIE and NTI served jointly as investment advisers for the International Growth Portfolio, and NTI served as the investment adviser for the other portfolios. On April 1, 2002, NTGIE joined NTI as investment adviser for the Balanced Portfolio. The Northern Trust Company ("TNTC") is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the equity portfolios.

Each of the Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. As of November 30, 2002, Class A, Class C and Class D shares are outstanding for certain Portfolios.


2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such securities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. Fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Exchange traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates market value. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees.

B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on a trade date basis. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date or as soon as the information is available.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide was effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 97 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



amortize premiums and accrete discounts on fixed income securities. The amortization and accretion requirement had no impact on the Portfolios, as the Portfolios were already in compliance. The revised version of the Guide also requires paydown gains and losses on mortgage and asset-backed securities to be presented as interest income as opposed to a component of realized gains and losses. The effect of the accounting change had no impact on the total net assets of the Portfolios, but resulted in a net increase to gain/loss and decrease to net investment income.

C) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

D) FUTURES CONTRACTS - Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2002, the International Growth, International Equity Index, Small Company Index, Diversified Growth, Equity Index and Balanced Portfolios had entered into long exchange traded futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 2002, was approximately $1,050,000, $315,000, $519,000, $200,000,
$3,145,000 and $390,000, respectively.

E) OPTIONS CONTRACTS - Each Portfolio may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies.

The risks associated with purchasing an option include risk of loss of premium, change in market value and illiquidity within the options markets. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the fiscal year ended November 30, 2002, the following option contracts were written and expired for the Diversified Growth Portfolio.


                                                              PREMIUMS
                                                    NUMBER OF RECEIVED
                                                    CONTRACTS (000'S)
         -------------------------------------------------------------
          Options outstanding at November 30, 2001      --      $ --
          Options written                              165        14
          Options expired                             (165)      (14)
          Options outstanding at November 30, 2002      --        --
         -------------------------------------------------------------

At November 30, 2002, none of the Portfolios had outstanding options contracts.

F) FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency contracts for the purchase or sale of a specific currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to earn additional income. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

G) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars

EQUITY PORTFOLIOS 98 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.

The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments in the Statements of Operations.

H) FEDERAL TAXES - It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

FOREIGN TAX CREDIT - The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

                   PORTFOLIO                    TAXES  INCOME
                  --------------------------------------------
                   International Growth        $0.0135 $0.1385
                   International Equity Index   0.0156  0.1741
                  --------------------------------------------

For the period subsequent to October 31, 2002, through the fiscal year end, the following Portfolios incurred net capital losses for which each Portfolio intends to treat as having been incurred in the following fiscal year (in thousands):

                  --------------------------------------------
                       International Growth        $2,631
                       International Equity Index     120
                       Small Company Growth            17
                       Mid Cap Growth                 112
                       Focused Growth                 558
                       Diversified Growth             157
                       Equity Index                   544
                       Balanced                        99
                  --------------------------------------------

At November 30, 2002, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows (in thousands):

                         NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
    PORTFOLIO                2007         2008         2009         2010
    ------------------------------------------------------------------------
    International Growth     $ --        $   --      $48,629      $24,623
    International Equity
     Index                     --            --           --       12,225
    Small Company
     Growth                    --         3,066       19,157        6,855
    Small Company Index        --            --        6,768       32,299
    Mid Cap Growth             --         2,599       11,386        4,316
    Focused Growth             --            --       50,103       36,803
    Diversified Growth         --            --        3,110          919
    Balanced                   --            --        1,467        2,286
    ------------------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2002, the tax components of undistributed net investment income and realized gains were as follows:

                                              UNDISTRIBUTED
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $  361     $    --
               International Equity Index   1,302          --
               Small Company Index          1,621          --
               Diversified Growth             369          --
               Equity Index                 2,162      14,408
               Balanced                        17          --
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2002, were as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth       $   620     $    --
               International Equity Index     812         164
               Small Company Growth             2          --
               Small Company Index          3,471          --
               Diversified Growth             420          --
               Equity Index                11,588      31,577
               Balanced                     2,172          --
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 99 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




I) DISTRIBUTIONS - Dividends from net investment income were declared and paid as follows:

                     --------------------------------------
                      International Growth         Annually
                      International Equity Index   Annually
                      Small Company Growth         Annually
                      Small Company Index          Annually
                      Mid Cap Growth               Annually
                      Focused Growth               Annually
                      Diversified Growth           Annually
                      Equity Index                Quarterly
                      Balanced                    Quarterly
                     --------------------------------------

Each Portfolio's net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, based on a specified percentage of each Portfolio's average daily net assets. The annualized rate of such fee, effective April 1, 2002, is shown below. The annualized rate prior to April 1, 2002, is also shown below. For the year ended November 30, 2002, the investment advisers voluntarily agreed to waive a portion of the advisory fee as shown in the accompanying Statements of Operations.

                         ANNUAL        ANNUAL     ADVISORY FEE  ADVISORY FEE
                      ADVISORY FEE  ADVISORY FEE  AFTER WAIVER  AFTER WAIVER
                        EFFECTIVE     PRIOR TO      EFFECTIVE     PRIOR TO
                      APRIL 1, 2002 APRIL 1, 2002 APRIL 1, 2002 APRIL 1, 2002
   --------------------------------------------------------------------------
   International
    Growth                0.90%         1.00%         0.80%         0.80%
   International
    Equity Index          0.35          0.50          0.25          0.25
   Small Company
    Growth                0.95          1.10          0.80          0.80
   Small Company
    Index                 0.30          0.40          0.20          0.20
   Mid Cap Growth         0.90          1.10          0.80          0.80
   Focused Growth         0.85          1.10          0.75          0.80
   Diversified Growth     0.75          0.80          0.65          0.55
   Equity Index           0.20          0.30          0.10          0.10
   Balanced               0.60          0.80          0.50          0.50
   --------------------------------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by TNTC of the expenses related thereto, TNTC receives a fee, computed daily and payable monthly, at an annual rate of .01%, .10% and .15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios. For compensation as custodian, TNTC receives an amount based on a pre-determined schedule of charges approved by the Board.

4   ADMINISTRATION AND DISTRIBUTION AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of .10% (.15% in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for its duties as investment adviser and TNTC for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis .10% of a Portfolio's average daily net assets (.25% for the International Growth and International Equity Index Portfolios), the co-administrators will reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

EQUITY PORTFOLIOS 100 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002




The expenses reimbursed during the year ended November 30, 2002, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .15% and .25% of the average daily net assets of the outstanding Class C and D shares, respectively.

6   INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 2002 (excluding short-term investments) were as follows:

                                        PURCHASES             SALES
                                   ------------------- -------------------
                                      U.S.                U.S.
                                   GOVERNMENT  OTHER   GOVERNMENT  OTHER
      --------------------------------------------------------------------
       International Growth          $   --   $287,426   $   --   $275,145
       International Equity Index        --     28,263       --     25,810
       Small Company Growth              --    111,829       --    109,976
       Small Company Index               --     76,886       --    203,207
       Mid Cap Growth                    --     51,835       --     54,903
       Focused Growth                    --    358,184       --    342,996
       Diversified Growth                --     45,768       --     66,506
       Equity Index                      --    238,790       --    263,022
       Balanced                      59,321     53,584   56,806     53,927
      --------------------------------------------------------------------

At November 30, 2002, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                            NET     COST FOR
                                           APPRE-   FEDERAL
                                          CIATION    INCOME
                     APPRECIA- DEPRECIA-  (DEPRE-     TAX
Amounts in thousands   TION      TION     CIATION)  PURPOSES
------------------------------------------------------------
International Growth  $10,550  $  (2,076) $  8,474  $116,319
International
 Equity Index           2,589    (26,262)  (23,673)  104,832
Small Company
 Growth                 3,005       (304)    2,701    26,340
Small Company
  Index                19,333    (48,234)  (28,901)  195,258
Mid Cap Growth          4,265       (466)    3,799    23,617
Focused Growth         21,951     (7,271)   14,680   199,802
Diversified Growth      4,680     (7,503)   (2,823)   69,577
Equity Index           86,483   (141,618)  (55,135)  864,546
Balanced                3,378     (4,971)   (1,593)   90,867
------------------------------------------------------------

7   BANK LOANS
On December 19, 2002, the Trust entered into a $150,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR (New York Interbank Offering Rate).

As of November 30, 2002, Focused Growth had an outstanding loan in the amount of $850,000. This amount is included in "Other Liabilities" on the Statements of Assets and Liabilities.

Interest expense for the fiscal year ended November 30, 2002, was approximately $2,000, $1,000, $2,000, $6,000, $10,000 and $5,000 for the International
Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.


               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 101 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




8   SHARE TRANSACTIONS
Transactions in Class A Shares for the year ended November 30, 2002 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ----------------------------------------------------------------
        International Growth 10,165        73        7,582       2,656
        International Equity
         Index                4,585       103        4,157         531
        Small Company Growth  1,765        --        1,738          27
        Small Company Index   4,589       297       17,603     (12,717)
        Mid Cap Growth          558        --        1,053        (495)
        Focused Growth        6,745        --        6,476         269
        Diversified Growth    1,186        49        4,057      (2,822)
        Equity Index         25,071     2,552       21,206       6,417
        Balanced              2,315       191        2,455          51
        ----------------------------------------------------------------

Transactions in Class A Shares for the year ended November 30, 2001 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ----------------------------------------------------------------
        International Growth  5,437     2,181        4,040       3,578
        International Equity
         Index                5,750       182        3,731       2,201
        Small Company Growth  2,450        --        1,811         639
        Small Company Index  10,821     3,101        4,265       9,657
        Mid Cap Growth        1,428        --        1,216         212
        Focused Growth        8,017     1,229        2,664       6,582
        Diversified Growth    2,503     4,724          921       6,306
        Equity Index         21,084     9,324       18,585      11,823
        Balanced              3,416       662        1,156       2,922
        ----------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2002 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands  SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       -----------------------------------------------------------------
          Mid Cap Growth       340        --           300         40
          Focused Growth        13        --            15         (2)
          Equity Index         537       206         1,443       (700)
          Balanced               7         2             5          4
       -----------------------------------------------------------------

Transactions in Class C shares for the year ended November 30, 2001 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands  SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       -----------------------------------------------------------------
          Mid Cap Growth       169        --            64       105
          Focused Growth        77        65            77        65
          Equity Index         654       908         1,270       292
          Balanced               6         8             3        11
       -----------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2002 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Growth  154       --           191        (37)
        International Equity
         Index                  8       --            --          8
        Small Company Growth    5       --            --          5
        Small Company Index     4       --            --          4
        Mid Cap Growth         10       --            --         10
        Focused Growth         61       --            11         50
        Diversified Growth     24       --            18          6
        Equity Index          143       15           113         45
        Balanced               13        1             6          8
        ---------------------------------------------------------------

Transactions in Class D shares for the year ended November 30, 2001 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        International Growth  251       --            --        251
        International Equity
         Index                 --       --            --         --
        Small Company
         Index                 --        1             4         (3)
        Mid Cap Growth         18       --             3         15
        Focused Growth         21        4            13         12
        Diversified Growth     10       25             8         27
        Equity Index          152       84           303        (67)
        Balanced                5        3            22        (14)
        ---------------------------------------------------------------


EQUITY PORTFOLIOS 102 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

       TAX INFORMATION
                                                              NOVEMBER 30, 2002



CAPITAL GAIN DISTRIBUTIONS (Unaudited) - The following Portfolio made capital gain distributions in December 2002, and hereby designated 100% of the long-term capital gain distribution as 20%-rate capital gain dividends:

                                          LONG-TERM
                           PORTFOLIO     CAPITAL GAIN
                          ---------------------------
                           Equity Index     $0.22
                          ---------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (Unaudited) - A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                             CORPORATE DRD
                       PORTFOLIO              PERCENTAGE
                      ------------------------------------
                       Small Company Growth      74.25%
                       Small Company Index       90.20
                       Diversified Growth        90.36
                       Equity Index              93.48
                       Balanced                  20.31
                      ------------------------------------

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 103 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       REPORT OF INDEPENDENT AUDITORS



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios, comprising the Equity Portfolios of the Northern Institutional Funds, as of November 30, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2002 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios at November 30, 2002, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




                       /s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2003


EQUITY PORTFOLIOS 104 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TRUSTEES AND OFFICERS
                                                              NOVEMBER 30, 2002



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- 22 for Northern Institutional Funds and 32 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director, Hawthorne Investors, Inc. (a        .PepsiAmericas (a soft
Age 67                     management advisory services and private investment         drink bottling
Trustee since 1997         company) since 1996;                                        company);
                         . Managing Partner, Hawthorne Investments, L.L.C. (a         .Kmart Corporation (a
                           management advisory services and private investment         retailing company);
                           company) since 2001;                                       .Ryerson Tull, Inc. (a
                         . Chairman and Director of Hussmann International, Inc. (a    metals distribution
                           refrigeration company) from 1998 to 2000;                   company).
                         . Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995; and
                           President from 1992 to 1993;
                         . Chairman, Federal Reserve Bank of Chicago from 1992
                           through 1994; and Deputy Chairman in 1991 and 1995.

Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm Group, Ltd. (a financial  .None
Age 62                     advisor) since 1993;
Trustee since 1994       . Principal and Co-Founder of Paradigm Capital since 1993;
                           Senior Partner of New- Ellis Ventures since 2001;
                         . Member of Advisory Board of Real-Time USA, Inc. (a
                           software development company);
                         . Member of the Board of Managers of The Liberty Hampshire
                           Company, LLC (a re- ceivable securitization company);
                         . Director of University Eldercare, Inc. (an Alzheimer's
                           disease research and treatment company);
                         . Director of Financial Pacific Company (a small business
                           leasing company);
                         . Trustee, Dominican University.

William J. Dolan Jr.     . Partner of Arthur Andersen & Co. S.C. (an accounting       .None
Age 70                     firm) from 1966 to 1989;
Trustee since 2000       . Financial Consultant, Ernst & Young LLP (an accounting
                           firm) from 1992 to 1993 and 1997.

Sharon Gist Gilliam      . Executive Vice President, Unison-Maximus, Inc. (aviation   .None
Age 59                     and governmental consulting);
Trustee since 2001       . Director of Town and Country Utilities, Inc.;
                         . Director of Unison Consulting Group, Inc. until May 1999.

Sandra Polk Guthman      . President and CEO of Polk Bros. Foundation (an Illinois    .MB Financial Corp.
Age 58                     not-for-profit corporation) from 1993 to present.           (a municipal bond
Trustee since 1997                                                                     insurance company)
                                                                                       1999-2000.

Richard P. Strubel       . President, Chief Operating Officer and Director of Unext   .Gildan Activewear,
Age 63                     Inc. (a provider of educa- tional services via the          Inc. (an athletic cloth-
Trustee since 1982         Internet) since 1999;                                       ing marketing and
                         . Director, Cantilever Technologies (a private software       manufacturing
                           company) since 1999;                                        company);
                         . Trustee, The University of Chicago since 1987;             .Goldman Sachs Mu-
                         . Managing Director of Tandem Partners, Inc. (a privately     tual Fund Complex
                           held management services firm) until 1999.                  (69 portfolios).

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 105 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation (philanthropic            .Coach, Inc.;
Age 66                           organization) from 1997 to 2001;                           .Payless Shoe Source,
Trustee since 2000             . Vice Chairman and Chief Administrative Officer of Sara      Inc. (a retail shoe
                                 Lee Corporation (a consumer product company) from 1994 to   store business);
                                 1997.                                                      .GATX Corporation (a
                                                                                             railroad holding
                                                                                             company);
                                                                                            .Bassett Furniture
                                                                                             Industries, Inc. (a
                                                                                             furniture
                                                                                             manufacturer).

Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of Sidley Austin Brown & Wood.     .None
Age 45
Trustee since 2000

Stephen Timbers/(3)/           . Director, President and Chief Executive Officer of         .USFreightways
Age 58                           Northern Trust Investments, Inc. since 2001;                Corporation.
Trustee since 2000             . President of Northern Trust Global Investments, a
                                 division of Northern Trust Corporation and Executive Vice
                                 President, The Northern Trust Company since 1998;
                               . President, Chief Executive Officer and Director of Zurich
                                 Kemper Investments (a financial services company) from
                                 1996 to 1998;
                               . President, Chief Operating Officer and Director of Kemper
                                 Corporation (a financial services company) from 1992 to
                                 1996;
                               . President and Director of Kemper Funds (a registered
                                 investment company) from 1990 to 1998.


(1)Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY PORTFOLIOS 106 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002

OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS
OFFICER                          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Lloyd A. Wennlund                . Senior Vice President and Director of Northern Trust
Age 45                             Investments, Inc. since 2001;
50 South LaSalle Street          . Senior Vice President and other positions at The Northern
Chicago, IL 60675                  Trust Company, President of Northern Trust Securities,
President since 2000               Inc., and Managing Executive, Mutual Funds for Northern
                                   Trust Global Investments since 1989.

Eric K. Schweitzer               . Senior Vice President at Northern Trust Investments, Inc.
Age 41                             since 2001 and Senior Vice President at The Northern
50 South LaSalle Street            Trust Company and Director of Distribution, Product
Chicago, IL 60675                  Management and Client Services in the Mutual Fund Group
Vice President since 2000          of Northern Trust Global Investments since 2000;
                                 . Managing Director of Mutual Funds for US Bancorp from
                                   1997 to 2000.

Brian Ovaert                     . Senior Vice President and Department Head at The Northern
Age 41                             Trust Company overseeing Fund Accounting, Transfer Agent
50 South LaSalle Street            and Fund Administration functions, Division Manager of
Chicago, IL 60675                  Fund Accounting, 1992-1998;
Treasurer since 2002             . Audit Manager at Arthur Andersen LLP (an accounting firm)
                                   prior thereto.

Brian R. Curran                  . Vice President and Director of Fund Administration at
Age 35                             PFPC Inc. since 1997;
4400 Computer Drive              . Director of Fund Administration at State Street Bank &
Westborough, MA 01581              Trust Company from February 1997 to October 1997;
Vice President and               . Senior Auditor at Price Waterhouse LLP (an accounting
Assistant Treasurer since 1999     firm) prior thereto.

Stuart Schuldt                   . Vice President, Fund Administration, The Northern Trust
Age 40                             Company;
50 South LaSalle Street          . Vice President, Fund Accounting, Scudder Kemper (a mutual
Chicago, IL 60675                  fund company), from 1993 to 1998;
Assistant Treasurer since 2002   . Audit Manager, Arthur Andersen & Co. (an accounting firm)
                                   prior thereto.

Jeffrey A. Dalke, Esq.           . Partner in the law firm of Drinker Biddle & Reath LLP
Age 52
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.             . Vice President at PFPC Inc. since 1998;
Age 55                           . Attorney Consultant for Fidelity Management & Research (a
101 Federal Street                 financial service company), Investors Bank & Trust
Boston, MA 02110                   Company (a financial service provider) and First Data
Assistant Secretary since 1999     Investors Services Group, Inc. prior thereto.

Wes L. Ringo                     . Senior Vice President of Northern Trust Investments, Inc.
Age 52                             and Compliance Director of Northern Trust Securities,
50 South LaSalle Street            Inc. since 2001;
Chicago, IL 60675                . Managing Director, Assistant General Counsel and Director
Anti-Money Laundering Compliance   of Regulatory Affairs of U.S. Bancorp Piper Jaffrey from
Officer since 2002                 1996-2001.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 107 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----



                      THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY PORTFOLIOS 108 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NIF ANR EQTY 1/03
--------------------------------------------------------------------------------
(C) 2003 Northern Institutional Funds.
Northern Funds Distributors, LLC, not affiliated with Northern Trust.

50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/637-1380

northernfunds.com/institutional

[Logo of Northern Institutional Funds]

[Logo of Managed by Northern Trust]

                                                               NOVEMBER 30, 2002


NORTHERN INSTITUTIONAL FUNDS

Fixed Income Portfolios




                              [PHOTO APPEARS HERE]




TRUST NORTHERN for investment solutions                  NORTHERN           (SM)
                                                         -------------------
                                                         INSTITUTIONAL FUNDS


                                                          [LOGO] Managed by
                                                                 Northern Trust

                                                                   ANNUAL REPORT
         a MESSAGE from
       ============================
                 Orie L. Dudley Jr.
                                          [PHOTO ORIE L. DUDLEY JR.]




       ----
              CHIEF INVESTMENT OFFICER

--------------------------------------------------------------------------------


Ongoing weakness in the global stock markets, in conjunction with slower-than-expected economic growth and an accomodative interest rate policy by the U.S. Federal Reserve, supported bond market performance during the fiscal year.

As the year began, the consensus expectation among investors was that the strong growth of the U.S. economy during the fourth quarter of 2001 signaled that a robust recovery was in the offing for 2002. Growth did indeed turn positive, and gross domestic product growth will likely finish the year slightly above 3%. Investors were not encouraged by the nature of the recovery, however. Consumer confidence and spending remain weak, and it is unlikely that we will witness an upturn until the employment picture begins to improve. In addition, business spending -- although recovering -- remains anemic. In response to these developments, the Federal Reserve trimmed interest rates by 0.50% over the course of the year. This brought the federal funds rate to 1.25%, compared to 6% as recently as the beginning of 2001. Despite the Fed's aggressive stance, inflation remains tame -- a distinct positive for the bond market.

In total, these developments sparked a strong performance among U.S. Treasury issues. The prospect of slower-than-expected growth prompted investors to buy government bonds, sending prices higher and yields sharply lower. Treasuries were further boosted by a "flight to quality," as falling stock prices, a high level of uncertainty regarding the geopolitical outlook, and the fallout from scandals at corporations such as Enron sent investors in search of safer investments. Other sectors of the bond market -- such as corporate bonds and mortgage-backed securities -- produced positive performance, but government issues topped the fixed income performance charts for the period. High yield bonds trailed due to difficult credit conditions and several defaults among high-profile issuers.

Looking out over a six-to-twelve month horizon, it is reasonable to expect that the flight-to-quality premium currently priced into bonds will begin to dissipate. Already, the risk aversion tendencies that characterized the first half of 2002 are stabilizing, if not decreasing. But even if the strong recent performance of the bond market moderates somewhat, opportunities remain. Municipal bonds, in particular, are attractive in relation to Treasuries. Municipal credit quality is expected to remain relatively strong, given that state and local government bonds have displayed the ability to weather economic downturns over time.

Even in the event that the bond market as a whole produces a more muted performance in the year ahead, the events of the past three years provide an important lesson regarding the value of bonds to portfolio diversification. It is likely that 2002 will mark the third consecutive year in which the Lehman Brothers Aggregate Bond Index will outperform the S&P 500 Index. Although it is possible that the stock market will begin to show signs of a recovery in the next six-to-twelve months, we are confident that investors who maintain exposure to the bond market will be rewarded over time.

Sincerely,

/s/ Orie L. Dudley Jr.
Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

               ----------------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS







                        --------------------------------
                                NOT FDIC INSURED
                        --------------------------------
                        May lose value/No bank guarantee
                        --------------------------------


The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Portfolio.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                   2  PORTFOLIO MANAGEMENT COMMENTARY

                  10  STATEMENTS OF ASSETS AND LIABILITIES

                  12  STATEMENTS OF OPERATIONS

                  14  STATEMENTS OF CHANGES IN NET ASSETS

                  16  FINANCIAL HIGHLIGHTS

                      SCHEDULES OF INVESTMENTS

                      26  INTERNATIONAL BOND PORTFOLIO

                      28  BOND PORTFOLIO

                      36  CORE BOND PORTFOLIO

                      41  U.S. TREASURY INDEX PORTFOLIO

                      42  INTERMEDIATE BOND PORTFOLIO

                      47  SHORT-INTERMEDIATE BOND PORTFOLIO

                      50 U.S. GOVERNMENT SECURITIES PORTFOLIO

                  51  NOTES TO THE FINANCIAL STATEMENTS

                  57  REPORT OF INDEPENDENT AUDITORS

                  58  TRUSTEES AND OFFICERS

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 FIXED INCOME PORTFOLIOS

  INTERNATIONAL BOND PORTFOLIO


-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

The downtrend in sentiment and equity market price action continued aggressively through the second quarter with most major stock market indices posting losses of over 30 percent. With increased market volatility through the second half of the year it was no surprise that government bond markets posted healthy gains along the curve. Yields shifted on a parallel basis from 40 basis points in Japan to over 100 basis points in Europe. Credit spreads suffered through the middle two quarters of the year with liquidity concerns driving volatility and capital market efficiency. We have witnessed an improvement in sentiment in recent weeks in conjunction with a reduction in equity market volatility and additional monetary easing by the U.S. Federal Reserve and the European Central Bank.

Overall the Portfolio underperformed its benchmark by a significant margin over the period as its overweight in lower-rated corporate bonds reduced any gains resulting from our curve and currency positioning. For its most recent fiscal year ended November 30, 2002, the Portfolio posted a 7.06 percent (Class A shares) total return, compared with the 11.80 percent return of the J.P. Morgan Non-U.S. Government Bond Index. At the close of the third quarter we repositioned the Portfolio, reducing its exposure to corporate credits. Performance since that time has been stable and generally in line with the benchmark.

Looking ahead, we anticipate that the recovery will progress slowly, with the risks finely balanced to the upside and downside as the global economy works through this difficult "soft" period. We believe that current monetary policy and increased fiscal stimulus will be evident through 2003 to ensure that the global economic recovery has a better chance to take hold. We continue to favor an overweight duration in Europe and an underweight in Japan. We expect dollar weakness to continue, which could produce healthy gains from international bonds for dollar-based investors.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

 AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                            J.P. MORGAN
                      CLASS A    CLASS D   NON-U.S. GOV'T
TOTAL RETURN          SHARES     SHARES*     BOND INDEX
-----------------------------------------------------------
ONE YEAR              7.06%      6.95%         11.80%
FIVE YEAR             2.41       2.39           3.61
SINCE INCEPTION       4.54       2.37           5.05**
-----------------------------------------------------------

*For Class D shares, performance from 8/23/99 through 9/4/02 is that of Class
A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

**Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

[MOUNTAIN CHART APPEARS HERE]

              INTERNATIONAL        J.P. MORGAN
                   BOND        NON-U.S. GOVERNMENT
                PORTFOLIO          BOND INDEX
--------------------------------------------------
 3/28/94        10000.00            10000.00
11/30/94        10405.00            10374.00
11/30/95        12299.00            12413.00
11/30/96        13464.00            13298.00
11/30/97        13052.00            12840.00
11/30/98        14599.00            14642.00
11/30/99        13801.00            14138.00
11/30/00        12982.00            13207.00
11/30/01        13735.00            13712.00
11/30/02        14706.00            15327.00
--------------------------------------------------
--INTERNATIONAL BOND PORTFOLIO $14,706
--J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX $15,327

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. Government bonds with maturities of one to thirty years.


Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

The Portfolio is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds. Visit northernfunds.com/institutional for the most recent performance information.

----------------------------------
 PORTFOLIO MANAGER
----------------------------------
 WAYNE G. BOWERS
----------------------------------

FUND FACTS (AS OF 11/30/02)

TICKER SYMBOL                BIBAX

INCEPTION DATE
CLASS A SHARES             3/28/94
CLASS D SHARES            11/20/95

TOTAL NET ASSETS       $26,292,251

NET ASSET VALUE
CLASS A SHARES              $19.48
CLASS D SHARES               19.46
----------------------------------

FIXED INCOME PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
  BOND PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

The market environment for bonds over the past year was marked by corporate malfeasance, credit blowups and heightened geopolitical risk. While the U.S. economy grew at a moderate pace, the uncertain environment fed investor unease, producing a strong and consistent bid for quality and liquidity. The Federal Reserve eased only once, in November, as the yield curve steepened (two- and five-year rates declined 78 basis points while 10- and 30-year rates fell less dramatically). Higher quality sectors, such as agencies, and mortgage-backed and asset-backed securities performed strongly in this environment.

The Portfolio benefited throughout the year from greater-than-benchmark exposures to mortgages and other securitized investments. On balance, our interest rate and yield curve decisions detracted slightly from overall performance. In addition, an overweight allocation to credit in early 2002, particularly to WorldCom, negatively impacted results for the year. We rotated out of investment-grade corporate bonds at mid-year and moved duration long to the benchmark, which boosted performance for the third quarter. During the fourth quarter, believing the sell-off in credit product to be overdone, we rotated back into corporates and captured much of November's strong rally. For its most recent fiscal year ended November 30, 2002, the Portfolio's return was strongly positive --4.99 percent (Class A shares) -- and at the median, although it failed to outperform the 7.33 percent return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Going into 2003, our Portfolio duration is currently positioned neutral to the benchmark. We continue to believe that quality and liquidity will perform well and anticipate maintaining overweight positions in these sectors. Absent a stronger-than-anticipated economy we do not expect corporate spreads to improve by much, but continue to market weight the sector given the generous yields it currently provides. Likewise, we are maintaining an 8 percent exposure to high yield securities, believing that careful issue selection and broad diversification will more than offset the risks of owning individual high yield credits at this time.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                                                    LEHMAN
                         CLASS A       CLASS C        CLASS D     AGGREGATE
TOTAL RETURN             SHARES        SHARES         SHARES      BOND INDEX
----------------------------------------------------------------------------
ONE YEAR                  4.99%          4.73%          4.60%         7.33%
FIVE YEAR                 6.23           5.98           5.78          7.31
SINCE INCEPTION           7.22           6.65           7.42          7.36*
----------------------------------------------------------------------------
*Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

CLASS A SHARES

                         [Mountain chart appears here]

                                                    LEHMAN BROTHERS
                                   BOND             AGGREGATE BOND
                                PORTFOLIO                INDEX
                                ---------           ---------------
              1/11/93           10,000.00             10,000.00
             11/30/93           11,059.00             10,916.00
             11/30/94           10,612.00             10,582.00
             11/30/95           12,900.00             12,449.00
             11/30/96           13,617.00             13,204.00
             11/30/97           14,734.00             14,201.00
             11/30/98           16,249.00             15,544.00
             11/30/99           16,028.00             15,537.00
             11/30/00           17,401.00             16,946.00
             11/30/01           18,981.00             18,837.00
             11/30/02           19,292.00             20,215.00

-BOND PORTFOLIO $19,292
-LEHMAN BROTHERS AGGREGATE BOND INDEX $20,215

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

------------------------------------------------

  PORTFOLIO MANAGERS
 ----------------------------------------
  GLENN T. MIGLIOZZI
  ERIC MISENHEIMER
 ----------------------------------------

  FUND FACTS (as of 11/30/02)

  TICKER SYMBOL                          BBPAX

  INCEPTION DATE
  CLASS A SHARES                       1/11/93
  CLASS C SHARES                        7/3/95
  CLASS D SHARES                       9/14/94

  TOTAL NET ASSETS                $707,791,640

  NET ASSET VALUE
  CLASS A SHARES                        $19.81
  CLASS C SHARES                         19.81
  CLASS D SHARES                         19.78
------------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com/institutional for the most recent performance information.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
  CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

The market environment for bonds over the past year was marked by corporate malfeasance, credit blowups and heightened geopolitical risk. While the U.S. economy grew at a moderate pace, the uncertain environment fed investor unease, producing a strong and consistent bid for quality and liquidity. The Federal Reserve eased only once, in November, as the yield curve steepened (two- and five-year rates declined 78 basis points while 10- and 30-year rates fell less dramatically). Higher quality sectors, such as agencies, and mortgage-backed and asset-backed securities performed strongly in this environment.

The Portfolio benefited throughout the year from greater-than-benchmark exposures to mortgages and other securitized investments. On balance, our interest rate and yield curve decisions detracted slightly from overall performance. In addition, an overweight allocation to credit in early 2002, particularly to WorldCom, negatively impacted results for the year. We rotated out of investment-grade corporate bonds at mid-year and moved duration long to the benchmark, which boosted performance for the third quarter. During the fourth quarter, believing the sell-off in credit product to be overdone, we rotated back into corporates and captured much of November's strong rally. For its most recent fiscal year ended November 30, 2002, the Portfolio's return was strongly positive --5.61 percent (Class A shares)-- and above median, although it failed to outperform the 7.33 percent return of its benchmark, the Lehman Brothers Aggregate Bond Index.

We expect the economy to remain positive in 2003, but we also believe that the aggressive stimulus package being crafted by the White House will be necessary to achieve even trend growth. As such, we expect corporations to experience only modest revenue improvement and to remain highly focused on repairing their balance sheets. Consumers are likely to continue to spend, although at a reduced rate relative to the past year. Going into 2003, our Portfolio duration is currently positioned neutral to the benchmark. We continue to believe that quality and liquidity will perform well and anticipate maintaining overweight positions in these sectors. Absent a stronger-than-anticipated economy we do not expect corporate spreads to improve by much, but continue to market weight the sector given the generous yields it currently provides.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                                              LEHMAN
                        CLASS A      CLASS C     CLASS D     AGGREGATE
TOTAL RETURN            SHARES       SHARES      SHARES      BOND INDEX
-----------------------------------------------------------------------
ONE YEAR                 5.61%        6.04%       6.07%        7.33%
SINCE INCEPTION          6.09         6.06        6.07         7.98

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

CLASS A SHARES


                         [Mountain chart appears here]


                CORE          LEHMAN BROTHERS
                BOND             AGGREGATE
              PORTFOLIO          BOND INDEX
---------------------------------------------
 3/29/01      10000.00           10000.00
11/30/01      10454.00           10592.00
11/30/02      11041.00           11368.00



- CORE BOND PORTFOLIO $11,041
- LEHMAN BROTHERS AGGREGATE BOND INDEX $11,368

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

-------------------------------------------------------

  PORTFOLIO MANAGER
 --------------------
  GLENN T. MIGLIOZZI
 --------------------


  FUND FACTS (as of 11/30/02)

  TICKER SYMBOL                          NOCBX

  INCEPTION DATE
  CLASS A SHARES                       3/29/01
  CLASS C SHARES                       3/29/01
  CLASS D SHARES                       3/29/01

  TOTAL NET ASSETS                $103,185,972

  NET ASSET VALUE
  CLASS A SHARES                         $9.92
  CLASS C SHARES                          9.92
  CLASS D SHARES                          9.93

-------------------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Visit northernfunds.com/institutional for the most recent performance information.

FIXED INCOME PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
  U.S. TREASURY INDEX PORTFOLIO
--------------------------------------------------------------------------------
-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Over its most recent fiscal year the U.S. Treasury Index Portfolio performed in line with its benchmark, the Lehman Brothers Treasury Bond Index. For the 12-month period ended November 30, 2002, the Portfolio returned 7.62 percent (Class A shares), compared with the 7.89 percent return of the Index. Throughout most of the year, the FOMC maintained a neutral stance, meeting six times without changing its target overnight rate from 1.75 percent. Then, at the November 6 meeting, the Fed changed its assessment back to economic weakness and lowered the overnight rate to a 41-year low of 1.25 percent.

Economic data throughout the year had been mixed and at times hinted that the U.S. economy might be slowing. Until November, the numbers had not been weak enough to induce the Fed to act. During the first two months of the fourth quarter, however, weak demand in the industrial and consumer sectors along with declining demand for labor prompted the Fed to lower rates. Another factor that may continue to weigh negatively on the economy and keep Treasury yields low is uncertainty over a possible war with Iraq.

The two-year Treasury yield decreased by 99 basis points during the period. Five-year, 10-year and 30-year Treasury yields decreased by 106, 82 and 43 basis points, respectively, over the 12 months ended November 30. Absolute yield levels at November month end were 2.06 percent, 3.26 percent, 4.22 percent, and
5.05 percent for the two-, five-, 10- and 30-year maturity ranges, respectively.

We will continue to invest in securities represented by the Lehman Brothers Treasury Bond Index as we seek to provide returns that closely approximate those of the Index.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2002

                                                                   LEHMAN
                         CLASS A       CLASS C        CLASS D     TREASURY
TOTAL RETURN             SHARES        SHARES         SHARES     BOND INDEX
----------------------------------------------------------------------------
ONE YEAR                  7.62%         7.38%          7.22%        7.89%
FIVE YEAR                 7.15           N/A           6.75         7.43
SINCE INCEPTION           7.11          5.35           7.70         7.33*
----------------------------------------------------------------------------
*Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

                         [MOUNTAIN CHART APPEARS HERE]


                    U.S. TREASURY         LEHMAN BROTHERS TREASURY
                   INDEX PORTFOLIO             BOND INDEX
                   ---------------        ------------------------
 1/11/93              10000.00                 10000.00
11/30/93              10995.00                 11026.00
11/30/94              10573.00                 10631.00
11/30/95              12368.00                 12480.00
11/30/96              13002.00                 13135.00
11/30/97              13967.00                 14096.00
11/30/98              15489.00                 15639.00
11/30/99              15164.00                 15374.00
11/30/00              16728.00                 17012.00
11/30/01              18326.00                 18689.00
11/30/02              19722.00                 20170.00

- U.S. TREASURY INDEX PORTFOLIO $19,722
- LEHMAN BROTHERS TREASURY BOND INDEX $20,170


This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

------------------------------------------------

  PORTFOLIO MANAGER
 ----------------------------------------
  DAN PERSONETTE
 ----------------------------------------

  FUND FACTS (AS OF 11/30/02)

  TICKER SYMBOL                          BTIAX

  INCEPTION DATE
  CLASS A SHARES                       1/11/93
  CLASS C SHARES                      10/06/98
  CLASS D SHARES                      11/16/94

  TOTAL NET ASSETS                 $52,906,834

  NET ASSET VALUE
  CLASS A SHARES                        $21.99
  CLASS C SHARES                         21.98
  CLASS D SHARES                         21.97
------------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government. Visit northernfunds.com/institutional for the most recent performance information.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
  INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Bond investors experienced a challenging environment in 2002, marked by corporate governance scandals, credit implosions and geopolitical uncertainty, set against a backdrop of fragile economic expansion. Unlike 2001, the Federal Reserve held the federal funds rate steady for most of the year before finally cutting rates by 50 basis points in November. Five-year Treasuries traded at yields as high as 4.80 percent in March, only to fall to a near-record low of
2.50 percent in late September.

As has been the case for some time, spread volatility in 2002 was uncommonly high, and issuer-specific, market-moving events occurred frequently throughout the year. With respect to higher quality investments, both mortgage-backed and asset-backed securities performed well during 2002. Throughout the year, market liquidity was a critically important driver affecting performance. The Portfolio's results were adversely affected early in the year by concentrated exposures to specific credit positions. Other credit positions, along with duration and sector-rotation decisions, positively impacted performance. However, the combined impact of these contributors was not sufficient to produce positive performance versus the benchmark. Over its most recent fiscal year ended November 30, 2002, the Portfolio posted a 5.80 percent return (Class A shares), compared with the 6.89 percent return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.

As usual, the trend of the domestic and global economies will play a major role in our decision making going forward. Our expectation that U.S. economic expansion is likely to remain positive, if tepid, leads us to enter the new year with a duration very close to the benchmark. Our exposure to mortgage-backed securities is greater than the benchmark, a decision we are closely monitoring. We have a close-to-market weighting in corporates and will be looking to rotate among various corporate sub-sectors as opportunities present themselves. We also continue to focus on quality, liquidity and diversification in our overall portfolio construction.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30,2002

                                                         LEHMAN INTERM.
                         CLASS A           CLASS D         GOV'T/CORP.
TOTAL RETURN             SHARES            SHARES          BOND INDEX
------------------------------------------------------------------------
ONE YEAR                  5.80%             5.41%             6.89%
FIVE YEAR                 6.12               N/A              7.19
SINCE INCEPTION           5.96              5.01              7.12*
------------------------------------------------------------------------
*Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

CLASS A SHARES

                         [MOUNTAIN CHART APPEARS HERE]


                INTERMEDIATE     LEHMAN BROTHERS INTERMEDIATE
                    BOND          GOVERNMENT/CORPORATE
                 PORTFOLIO             BOND INDEX
--------------------------------------------------------
  8/1/97          10000.00              10000.00
11/30/97          10118.00              10199.00
11/30/98          10880.00              11104.00
11/30/99          10907.00              11228.00
11/30/00          11671.00              12101.00
11/30/01          12870.00              13503.00
11/30/02          13616.00              14431.00

-INTERMEDIATE BOND PORTFOLIO $13,616
-LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX $14,431

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

------------------------------------------------

  PORTFOLIO MANAGER
 ----------------------------------------
  GLENN T. MIGLIOZZI
 ----------------------------------------


  FUND FACTS (AS OF 11/30/02)

  TICKER SYMBOL                          NIBAX

  INCEPTION DATE
  CLASS A SHARES                        8/1/97
  CLASS D SHARES                       10/2/98

  TOTAL NET ASSETS                 $45,253,514

  NET ASSET VALUE
  CLASS A SHARES                        $20.15
  CLASS D SHARES                         20.13
------------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com/institutional for the most recent performance information.

FIXED INCOME PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
  SHORT-INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Bond investors experienced a challenging environment in 2002, marked by corporate governance scandals, credit implosions and geopolitical uncertainty, set against a backdrop of fragile economic expansion. Unlike 2001, the Federal Reserve held the federal funds rate steady for most of the year before finally cutting rates by 50 basis points in November. Five-year Treasuries traded at yields as high as 4.80 percent in March, only to fall to a near-record low of
2.50 percent in late September.

As has been the case for some time, spread volatility in 2002 was uncommonly high, and issuer-specific, market-moving events occurred frequently throughout the year. With respect to higher quality investments, both mortgage-backed and asset-backed securities performed well during 2002. Throughout the year, market liquidity was a critically important driver affecting performance. The Portfolio's results were adversely affected early in the year by concentrated exposures to specific credit positions. Other credit positions, along with duration and sector-rotation decisions, positively impacted performance. However, the combined impact of these contributors was not sufficient to produce positive performance versus the benchmark. Over its most recent fiscal year ended November 30, 2002, the Portfolio posted a 3.97 percent return (Class A shares), compared with the 6.07 percent return of its benchmark, the Merrill Lynch 1-5 Corporate/Government Bond Index.

As usual, the trend of the domestic and global economies will play a major role in our decision making going forward. Our expectation that U.S. economic expansion is likely to remain positive, if tepid, leads us to enter the new year with a duration very close to the benchmark. Our exposure to mortgage-backed securities is greater than the benchmark, a decision we are closely monitoring. We have a close-to-market weighting in corporates and will be looking to rotate among various corporate sub-sectors as opportunities present themselves. We also continue to focus on quality, liquidity and diversification in our overall portfolio construction.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30,2002

                                                          MERRILL LYNCH
                         CLASS A           CLASS D       1-5 CORP./GOV'T
TOTAL RETURN             SHARES            SHARES          BOND INDEX
-------------------------------------------------------------------------
ONE YEAR                  3.97%             3.59%             6.07%
FIVE YEAR                 5.84              5.43              6.93
SINCE INCEPTION           5.96              5.90              6.53*
-------------------------------------------------------------------------
*Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

CLASS A SHARES

                         [MOUNTAIN CHART APPEARS HERE]

                             INTERMEDIATE        MERRILL LYNCH 1-5
                                 BOND          CORPORATE/GOVERNMENT
                              PORTFOLIO             BOND INDEX

              1/11/93         10,000.00             10,000.00
              11/30/93        10,590.00             10,669.00
              11/30/94        10,678.00             10,627.00
              11/30/95        11,915.00             11,928.00
              11/30/96        12,592.00             12,623.00
              11/30/97        13,340.00             13,392.00
              11/30/98        14,341.00             14,476.00
              11/30/99        14,663.00             14,844.00
              11/30/00        15,692.00             15,934.00
              11/30/01        17,040.00             17,654.00
              11/30/02        17,716.00             18,723.00

-INTERMEDIATE BOND PORTFOLIO $17,716
-MERRILL LYNCH 1-5 CORPORATE/GOVERNMENT BOND INDEX $18,723

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with maturities of one to five years.

------------------------------------------------

  PORTFOLIO MANAGER
 ----------------------------------------
  COLIN A. ROBERTSON
 ----------------------------------------


  FUND FACTS (AS OF 11/30/02)

  TICKER SYMBOL                          BSBAX

  INCEPTION DATE
  CLASS A SHARES                       1/11/93
  CLASS D SHARES                       9/14/94

  TOTAL NET ASSETS                $192,774,749

  NET ASSET VALUE
  CLASS A SHARES                        $18.62
  CLASS D SHARES                         18.57
------------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com/institutional for the most recent performance information.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------
-----------------------------------
  PORTFOLIO MANAGEMENT COMMENTARY
-----------------------------------

Fiscal year 2002 was another volatile year, with extreme range moves on many economic fronts. The Fed lowered rates 25 basis points in December 2001 and then another 50 basis points in November 2002, when it became clear that the economy had failed to gain necessary traction. Weak consumer confidence as well as corporate governance issues remained top-of-mind for investors, as did rising unemployment and talk of war. During the 12-month period the 10-year Treasury bond peaked at 5.43 percent and reached a low of 3.56 percent. The unemployment rate climbed to 6 percent in April of 2002, an eight-year high. It then declined to 5.7 percent by November 2002. The stock market experienced another tough year, while 30-year mortgage rates fell to 6.13 percent from 7.02 percent.

Two-year Treasury yields fell 81 basis points to 2.06 percent while 30-year rates fell 20 basis points to 5.05 percent, causing the yield curve to steepen. Corporate, agency and mortgage spreads all widened during much of the year and then began tightening in September.

For the 12 months ended November 30, 2002, the Portfolio produced favorable results, returning 5.94 percent (Class A shares), just slightly underperforming the 5.99 percent return of its benchmark, the Merrill Lynch 1-5 Government Index. While duration moved from slightly short to neutral to long over the time period, the net contribution of Portfolio duration tended to be negative, particularly during the last few months of the period. Fortunately, the Portfolio's yield curve positioning enhanced returns, as did its timing in and out of the agency and mortgage markets.

We enter the new year (1) slightly long in duration versus the Portfolio's benchmark, (2) overweight mortgages, and (3) neutral versus the benchmark in terms of agency holdings. We will continue to monitor these positions carefully, as we expect their benefits to soon run their course. In addition, we expect the Portfolio's mortgage position to continue to offer incremental spread enhancement, most likely from prepayment opportunities. As always, credit quality remains extremely high.

--------------------------
  INVESTMENT PERFORMANCE
--------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30,2002

                         CLASS A           CLASS D        MERRILL LYNCH
TOTAL RETURN             SHARES            SHARES        1-5 GOV'T INDEX
-------------------------------------------------------------------------
ONE YEAR                  5.94%             5.50%             5.99%
FIVE YEAR                 6.54              6.13              6.83
SINCE INCEPTION           5.91              6.15              6.25*
-------------------------------------------------------------------------
*Since inception of Class A.

----------------------------------
  GROWTH OF A $10,000 INVESTMENT
----------------------------------

CLASS A SHARES

                         [MOUNTAIN CHART APPEARS HERE]

 U.S.Government Securities Portfolio        Merrill Lynch 1-5 Government Index

4/5/93          10000.00                     10000.00
11/30/93        10302.00                     10333.00
11/30/94        10242.00                     10282.00
11/30/95        11385.00                     11525.00
11/30/96        11975.00                     12178.00
11/30/97        12681.00                     12914.00
11/30/98        13615.00                     13960.00
11/30/99        13951.00                     14307.00
11/30/00        14932.00                     15374.00
11/30/01        16429.00                     16955.00
11/30/02        17404.00                     17974.00

-U.S. GOVERNMENT SECURITIES PORTFOLIO   $17,404
-MERRILL LYNCH 1-5 GOVERNMENT INDEX     $17,974

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

------------------------------------------------

  PORTFOLIO MANAGERS
 ----------------------------------------
  COLIN A. ROBERTSON
  DEBORAH BOYER
 ----------------------------------------


  FUND FACTS (AS OF 11/30/02)

  TICKER SYMBOL                          BUSAX

  INCEPTION DATE
  CLASS A SHARES                        4/5/93
  CLASS D SHARES                       9/15/94

  TOTAL NET ASSETS                $114,573,457

  NET ASSET VALUE
  CLASS A SHARES                        $20.60
  CLASS D SHARES                         20.53
------------------------------------------------

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

Visit northernfunds.com/institutional for the most recent performance information.

FIXED INCOME PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

   STATEMENTS OF ASSETS AND LIABILITIES


                                                                          INTERNATIONAL
Amounts in thousands,                                                         BOND              BOND
except per share data                                                      PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                                $24,871        $819,182
Investments, at fair value                                                    $25,531        $821,004
Cash                                                                                -             123
Foreign currencies, at fair value (Cost $192)                                     192               -
Income receivable                                                                 625           5,746
Cash collateral invested from securities loaned                                     -               -
Receivable for securities sold                                                      -           4,123
Receivable for fund shares sold                                                     1             135
Receivable from affiliated administrator                                           11              21
Unrealized gain on foreign currency exchange contracts                            537               -
Prepaid and other assets                                                            2               7
Total Assets                                                                   26,899         831,159
-----------------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                                      -               -
Unrealized loss on foreign currency exchange contracts                            567               -
Payable for cash collateral on securities loaned                                    -               -
Payable for securities purchased                                                    -          83,187
Payable for when-issued securities                                                  -          36,731
Payable for fund shares redeemed                                                    -           3,196
Payable to affiliates:
   Investment advisory fees                                                        15             147
   Administration fees                                                              3              59
   Custody and accounting fees                                                      5               -
   Transfer agent fees                                                              -               7
Accrued registration fees and other liabilities                                    17              40
Total Liabilities                                                                 607         123,367
-----------------------------------------------------------------------------------------------------
Net Assets                                                                    $26,292        $707,792
-----------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                                 $25,274        $736,046
Undistributed net investment income                                             1,298             812
Accumulated undistributed net realized gain (loss)                               (925)        (30,888)
Net unrealized appreciation                                                       645           1,822
Net Assets                                                                    $26,292        $707,792
-----------------------------------------------------------------------------------------------------
Net Assets:
   Class A                                                                    $26,188        $697,601
   Class C                                                                          -           9,874
   Class D                                                                        104             317
Total Shares Outstanding (no par value), Unlimited Shares
Authorized:
   Class A                                                                      1,344          35,206
   Class C                                                                          -             499
   Class D                                                                          6              16
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                                     $19.48          $19.81
   Class C                                                                          -           19.81
   Class D                                                                      19.46           19.78
-----------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                      U.S.                              SHORT-                  U.S.
      CORE         TREASURY     INTERMEDIATE         INTERMEDIATE            GOVERNMENT
      BOND           INDEX          BOND                 BOND                SECURITIES
    PORTFOLIO      PORTFOLIO      PORTFOLIO           PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------------
     $121,117        $50,765         $ 50,722         $ 213,845                $120,563
     $121,821        $52,357         $ 51,211         $ 216,180                $122,149
            -             27              131                50                       2
            -              -                -                 -                       -
          713            579              343             1,769                     798
       18,587         16,084                -                 -                       -
        5,026              -            5,106             6,222                       -
            -             18                -                20                      42
            7             10                3                10                      11
            -              -                -                 -                       -
            3              3                3                 3                       2
      146,157         69,078           56,797           224,254                 123,004
---------------------------------------------------------------------------------------
            4              -                -                 -                       -
            -              -                -                 -                       -
       18,587         16,084                -                 -                       -
       15,264              -            8,295            15,444                   1,996
        8,868              -            3,215            15,884                   6,381
          200             55                -                70                       -
           21              7               10                41                      24
            8              4                4                17                       9
            1              2                2                 3                       2
            1              1                -                 2                       1
           17             18               17                18                      18
       42,971         16,171           11,543            31,479                   8,431
---------------------------------------------------------------------------------------
     $103,186        $52,907         $ 45,254         $ 192,775                $114,573
---------------------------------------------------------------------------------------
     $105,010        $50,263         $ 47,375         $ 207,284                $110,612
           48             61               38               129                   1,679
      (2,576)            991          (2,648)          (16,973)                     696
          704          1,592              489             2,335                   1,586
     $103,186        $52,907         $ 45,254         $ 192,775                $114,573
---------------------------------------------------------------------------------------
     $103,184        $49,429         $ 45,186         $ 192,710                $113,071
            1          2,947                -                 -                       -
            1            531               68                65                   1,502
       10,405          2,248            2,243            10,350                   5,490
            -            134                -                 -                       -
            -             24                3                 3                      73
        $9.92         $21.99           $20.15           $18.62                   $20.60
         9.92          21.98                -                 -                       -
         9.93          21.97            20.13             18.57                   20.53
---------------------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 FIXED INCOME PORTFOLIO

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                                 INTERNATIONAL
                                                                                     BOND         BOND
Amounts in thousands                                                               PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                                                                      $1,211    $ 44,223
Dividend income                                                                          --       1,733
Miscellaneous income                                                                     --           4
  Total Investment Income                                                             1,211      45,960
--------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                                229       3,867
Administration fees                                                                      40         816
Custody and accounting fees                                                              57          59
Transfer agent fees                                                                       2          93
Registration fees                                                                        18          --
Printing fees                                                                            --          10
Professional fees                                                                         9          19
Trustee fees and expenses                                                                 4          15
Other                                                                                     4          --
--------------------------------------------------------------------------------------------------------
Total Expenses                                                                          363       4,879
  Less voluntary waivers of investment advisory fees                                    (44)     (1,826)
  Less expenses reimbursed by administrator                                             (65)        (84)
  Net Expenses                                                                          254       2,969
--------------------------------------------------------------------------------------------------------
Net Investment Income                                                                   957      42,991
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
  Investments                                                                          (816)    (15,915)
  Foreign currency transactions                                                         391          --
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                         1,354      11,075
  Forward foreign currency contracts                                                    (80)         --
Net change in unrealized losses on translation of other assets and liabilities
  denominated in foreign currencies                                                     (17)         --
  Net Gains (Losses) on Investments                                                     832      (4,840)
--------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                 $1,789    $ 38,151
--------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

           FIXED INCOME PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002

                        U.S.                              SHORT-            U.S.
         CORE         TREASURY        INTERMEDIATE     INTERMEDIATE      GOVERNMENT
         BOND           INDEX            BOND              BOND          SECURITIES
       PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------
        $5,857         $2,206           $2,040           $10,313           $4,621
           267              -                -                 -                -
             -              -                -                 -                -
         6,124          2,206            2,040            10,313            4,621
-----------------------------------------------------------------------------------

           540            158              215             1,055              527
           111             48               46               223              114
            33             24               33                44               24
            11              6                5                22               13
            15             16               15                10               17
            21              -                -                 3                1
            13              9                9                10                9
             4              4                4                 4                4
             6              7                6                 4                7
-----------------------------------------------------------------------------------
           754            272              333             1,375              716

          (261)           (87)             (99)             (497)            (241)

           (92)           (56)             (67)              (74)             (59)
           401            129              167               804              416
-----------------------------------------------------------------------------------
         5,723          2,077            1,873             9,509            4,205
-----------------------------------------------------------------------------------


          (772)         1,163              238               259            2,562
             -              -                -                 -                -

           (66)           288              561            (1,436)             120
             -              -                -                 -                -

             -              -                -                 -                -
          (838)         1,451              799            (1,177)           2,682
-----------------------------------------------------------------------------------
        $4,885         $3,528           $2,672           $ 8,332           $6,887

-----------------------------------------------------------------------------------









See Notes to the Financial Statements.



           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         INTERNATIONAL                BOND
                                                                                         BOND PORTFOLIO             PORTFOLIO
Amounts in thousands                                                                     2002      2001          2002        2001
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                   $ 957     $1,191        $42,991     $63,253

Net realized gains (losses) on investments and foreign currency transactions             (425)       191        (15,915)     29,097

Net change in unrealized appreciation (depreciation) on investments, forward
foreign currency contracts and foreign currency transactions                            1,274        406         11,075      (4,805)

Net change in unrealized losses on translation of other assets and liabilities
denominated in foreign currencies                                                         (17)       (67)             -           -

   Net Increase in Net Assets Resulting from Operations                                 1,789      1,721         38,151      87,545
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE TRANSACTIONS:
Shares sold                                                                             1,925      1,827        214,592     237,745
Shares from reinvestment of dividends                                                     632          -         40,396      55,037
Shares redeemed                                                                        (4,297)    (5,484)      (428,525)   (472,743)
   Net Increase (Decrease) in Net Assets Resulting from Class A Share Transactions     (1,740)    (3,657)      (173,537)   (179,961)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARE TRANSACTIONS:
Shares sold                                                                                 -          -          1,235      13,216
Shares from reinvestment of dividends                                                       -          -            665       1,880
Shares redeemed                                                                             -          -        (12,820)    (34,581)
   Net Increase (Decrease) in Net Assets Resulting from Class C Share Transactions          -          -        (10,920)    (19,485)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARE TRANSACTIONS:
Shares sold                                                                               104          -            207         172
Shares from reinvestment of dividends                                                       -          -             12          10
Shares redeemed                                                                            (1)         -            (90)       (142)
   Net Increase (Decrease) in Net Assets Resulting from Class D Share Transactions        103          -            129          40
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                                               (829)         -        (44,604)    (61,505)
From net realized gains                                                                     -          -              -           -
   Total Distributions to Class A Shareholders                                           (829)         -        (44,604)    (61,505)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                                                  -          -           (666)     (1,880)
From net realized gains                                                                     -          -              -           -
   Total Distributions to Class C Shareholders                                              -          -           (666)     (1,880)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                                                  -          -            (12)        (10)
From net realized gains                                                                     -          -              -           -
   Total Distributions to Class D Shareholders                                              -          -            (12)        (10)
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                  (677)    (1,936)      (191,459)   (175,256)

NET ASSETS:

Beginning of period                                                                    26,969     28,905        899,251   1,074,507
End of period                                                                         $26,292    $26,969       $707,792    $899,251
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income                                        $1,298       $779           $812      $1,161
-----------------------------------------------------------------------------------------------------------------------------------

(1) Commenced investment operations on March 29, 2001.

See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                    INTERMEDIATE
    CORE BOND           U.S. TREASURY INDEX             BOND              SHORT-INTERMEDIATE          U.S. GOVERNMENT
    PORTFOLIO               PORTFOLIO                 PORTFOLIO             BOND PORTFOLIO          SECURITIES PORTFOLIO
  2002      2001/(1)/      2002       2001         2002       2001          2002       2001           2002        2001
--------------------------------------------------------------------------------------------------------------------------

  $5,723     $7,428         $2,077     $2,178       $1,873     $2,092        $9,509     $15,956        $4,205      $5,171
    (772)       567          1,163      1,284          238        689           259       2,514         2,562       3,410

     (66)       770            288        300          561        640        (1,436)      4,233           120         866


       -          -              -          -            -          -             -           -             -           -
   4,885      8,765          3,528      3,762        2,672      3,421         8,332      22,703         6,887       9,447
--------------------------------------------------------------------------------------------------------------------------

  30,226    214,884         48,037     44,809        5,828     42,359       109,103     156,889        31,999      19,820
   8,199      7,165          2,403      1,578        1,502      1,713         8,176      15,507         5,941       4,985
 (87,383)   (68,083)       (45,634)   (38,603)      (7,300)   (29,975)     (195,495)   (154,222)      (31,203)    (13,612)
 (48,958)   153,966          4,806      7,784           30     14,097       (78,216)     18,174         6,737      11,193
--------------------------------------------------------------------------------------------------------------------------

       1          -          2,632      1,382            -          -             -           -             -           -
       -          -             94         38            -          -             -           -             -           -
       -          -           (838)      (729)           -          -             -           -             -           -
       1          -          1,888        691            -          -             -           -             -           -
--------------------------------------------------------------------------------------------------------------------------

       1          -            343        216           51          -            29           6           550         200
       -          -             17          5            1          1             2           2            54          45
       -          -            (61)      (112)         (12)        (2)           (4)          -           (66)       (205)
       1          -            299        109           40         (1)           27           8           538          40
--------------------------------------------------------------------------------------------------------------------------

  (6,219)    (7,189)        (1,987)    (2,141)      (1,886)    (2,094)       (9,408)    (16,926)       (4,441)     (5,130)
  (2,066)         -         (1,115)         -            -          -             -           -        (1,653)          -
  (8,285)    (7,189)        (3,102)    (2,141)      (1,886)    (2,094)       (9,408)    (16,926)       (6,094)     (5,130)
--------------------------------------------------------------------------------------------------------------------------

       -          -            (66)       (38)           -          -             -           -             -           -
       -          -            (27)         -            -          -             -           -             -           -
       -          -            (93)       (38)           -          -             -           -             -           -
--------------------------------------------------------------------------------------------------------------------------

       -          -            (12)        (5)          (1)        (1)           (1)         (2)          (42)        (45)
       -          -             (6)         -            -          -             -           -           (16)          -
       -          -            (18)        (5)          (1)        (1)           (1)         (2)          (58)        (45)
--------------------------------------------------------------------------------------------------------------------------
 (52,356)   155,542          7,308     10,162          855     15,422       (79,266)     23,957         8,010      15,505

 155,542          -         45,599     35,437       44,399     28,977       272,041     248,084       106,563      91,058
$103,186   $155,542        $52,907    $45,599      $45,254    $44,399      $192,775    $272,041      $114,573    $106,563
--------------------------------------------------------------------------------------------------------------------------
     $48       $239            $61        $43          $38        $41          $129          $8        $1,679         $91
--------------------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


                                                                                      CLASS A
INTERNATIONAL BOND PORTFOLIO

Selected per share data                                      2002 /(4)/      2001         2000        1999         1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $18.77       $17.74       $18.86     $21.35         $20.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.67         0.71        (1.38)      0.96           0.98
Net realized and unrealized gains (losses)                       0.62         0.32         0.26      (2.07)          1.33
   Total Income (Loss) from Investment Operations                1.29         1.03        (1.12)     (1.11)          2.31
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income /(1)/                              (0.58)         --           --       (1.24)         (0.79)
  From net realized gains                                         --           --           --       (0.14)         (0.30)
    Total Distributions Paid                                    (0.58)         --           --       (1.38)         (1.09)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $19.48       $18.77       $17.74     $18.86         $21.35
-------------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                               7.06%        5.81%       (5.94)%    (5.76)%        11.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $26,188      $26,969      $28,905    $28,397        $28,568
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                    0.96%        0.96%        0.96%      0.96%          0.96%
  Expenses, before waivers and reimbursements                    1.37%        1.52%        1.54%      1.44%          1.52%
  Net investment income, net of waivers and reimbursements       3.61%        4.11%        3.86%      4.89%          5.27%
  Net investment income, before waivers and reimbursements       3.20%        3.55%        3.28%      4.41%          4.71%
Portfolio Turnover Rate                                        201.22%      371.96%      179.26%     17.85%         23.76%
-------------------------------------------------------------------------------------------------------------------------


                                                                                      CLASS D

Selected per share data                                      2002 /(5)/    2001 /(6)/  2000 /(6)/   1999 /(7)/     1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $19.71          --           --      $21.26         $20.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.19          --           --        0.29           0.93
Net realized and unrealized gains (losses)                      (0.44)         --           --       (1.25)          1.29
  Total Income (Loss) from Investment Operations                (0.25)         --           --       (0.96)          2.22
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income /(1)/                                --           --           --       (0.54)         (0.72)
  From net realized gains                                         --           --           --       (0.14)         (0.30)
    Total Distributions Paid                                      --           --           --       (0.68)         (1.02)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $19.46          --           --      $19.62/(7)/    $21.26
-------------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                              (1.27)%        --           --         --           11.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                          $104          --           --         --            $132
Ratio to average net assets of: /(3)/
  Expenses, net of waivers and reimbursements                    1.35%         --           --         --            1.35%
  Expenses, before waivers and reimbursements                    1.76%         --           --         --            1.91%
  Net investment income, net of waivers and reimbursements       3.22%         --           --         --            4.90%
  Net investment income, before waivers and reimbursements       2.81%         --           --         --            4.34%
Portfolio Turnover Rate                                        201.22%         --           --         --           23.76%
-------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(3)  Annualized for periods less than one year.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5) Shares were reintroduced on September 5, 2002. Financial highlights were calculated using the average shares outstanding method.
(6) No shares outstanding for the period August 23, 1999 through September 4, 2002.
(7) Class D shares were fully redeemed as of August 22, 1999. As such no total return or supplemental data and ratios were presented for the fiscal years ended November 30, 1999 - 2001.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,


                                                                                    CLASS A
BOND PORTFOLIO

Selected per share data                               2002/(2)(3)/     2001           2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $19.94       $19.49         $19.31        $21.61        $21.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      1.04         1.28           1.37          1.35          1.47
Net realized and unrealized gains (losses)                (0.08)        0.45           0.21         (1.63)         0.62
   Total Income (Loss) from Investment
     Operations                                            0.96         1.73           1.58         (0.28)         2.09
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (1.09)       (1.28)         (1.40)        (1.34)        (1.44)
   From net realized gains                                    -            -              -         (0.68)        (0.12)
     Total Distributions Paid                             (1.09)       (1.28)         (1.40)        (2.02)        (1.56)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $19.81       $19.94         $19.49        $19.31        $21.61
-------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                          4.99%        9.08%          8.56%        (1.35)%       10.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                  $697,601     $877,920     $1,034,495      $879,161      $605,517
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             0.36%        0.36%          0.36%         0.36%         0.36%
   Expenses, before waivers and reimbursements             0.59%        0.74%          0.74%         0.74%         0.75%
   Net investment income, net of waivers and
     reimbursements                                        5.27%        6.38%          7.23%         6.95%         7.07%
   Net investment income, before waivers and
     reimbursements                                        5.04%        6.00%          6.85%         6.57%         6.68%
Portfolio Turnover Rate                                  277.45%      297.81%        143.72%        72.61%        84.80%
-------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS C

Selected per share data                               2002/(2)(3)/   2001/(3)/      2000/(3)/       1999          1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $19.93       $19.48         $19.30        $21.60        $21.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                      1.01         1.23           1.31          1.32          1.42
Net realized and unrealized gains (losses)                (0.09)        0.45           0.22         (1.65)         0.62
   Total Income (Loss) from Investment
     Operations                                            0.92         1.68           1.53         (0.33)         2.04
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (1.04)       (1.23)         (1.35)        (1.29)        (1.39)
   From net realized gains                                    -            -              -         (0.68)        (0.12)
     Total Distributions Paid                             (1.04)       (1.23)         (1.35)        (1.97)        (1.51)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $19.81       $19.93         $19.48        $19.30        $21.60
-------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                          4.73%        8.83%          8.33%        (1.59)%       10.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                    $9,874      $21,144        $39,868       $62,557       $61,450
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             0.60%        0.60%          0.60%         0.60%         0.60%
   Expenses, before waivers and reimbursements             0.83%        0.98%          0.98%         0.98%         0.99%
   Net investment income, net of waivers and
     reimbursements                                        5.03%        6.14%          6.99%         6.71%         6.83%
   Net investment income, before waivers and
     reimbursements                                        4.80%        5.76%          6.61%         6.33%         6.44%
Portfolio Turnover Rate                                  277.45%      297.81%        143.72%        72.61%        84.80%
-------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.06 and $0.05 for Class A and Class C, respectively, and to decrease each ratio of net investment income to average net assets as follows: 0.32% for Class A and Class C. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.





See Notes to the Financial Statements.




           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


                                                                           CLASS D
BOND PORTFOLIO

Selected per share data                              2002(2)(3)     2001(3)     2000(3)     1999     1998
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $19.91         $19.47       $19.28      $21.58   $21.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.90           0.43         1.23        1.31     1.38
Net realized and unrealized gains (losses)           (0.02)          1.21         0.23       (1.67)    0.63
   Total Income (Loss) from Investment Operations     0.88           1.64         1.46       (0.36)    2.01
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (1.01)         (1.20)       (1.27)      (1.26)   (1.36)
   From net realized gains                               -              -            -       (0.68)   (0.12)
     Total Distributions Paid                        (1.01)         (1.20)       (1.27)      (1.94)   (1.48)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $19.78         $19.91       $19.47      $19.28   $21.58
------------------------------------------------------------------------------------------------------------
Total Return(1)                                       4.60%          8.64%        7.92%      (1.74)%   9.89%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $317           $187         $144      $1,497   $2,039
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements        0.75%          0.75%        0.75%       0.75%    0.75%
   Expenses, before waivers and reimbursements        0.98%          1.13%        1.13%       1.13%    1.14%
   Net investment income, net of waivers and          4.88%          5.99%        6.84%       6.56%    6.70%
   reimbursements
   Net investment income, before waivers and          4.65%          5.61%        6.46%       6.18%    6.31%
   reimbursements
Portfolio Turnover Rate                             277.45%        297.81%      143.72%      72.61%   84.80%
------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.09 for Class D, and to decrease each ratio of net investment income to average net assets as follows: 0.32% for Class
D. The financial highlights for the prior years have not been restated to reflect this change in presentation.

(3) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,



                                                                               CLASS A

CORE BOND PORTFOLIO

Selected per share data                                          2002/(3)/4)/         2001/(5)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.06                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.50                  0.40
Net realized and unrealized gains                                   0.03                  0.05
   Total Income from Investment Operations                          0.53                  0.45
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.54)                (0.39)
   From net realized gains                                         (0.13)                    -
     Total Distributions Paid                                      (0.67)                (0.39)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.92                $10.06
-----------------------------------------------------------------------------------------------
Total Return/(1)/                                                   5.61%                 4.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                         $103,184              $155,542
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                      0.36%                 0.36%
   Expenses, before waivers and reimbursements                      0.68%                 0.81%
   Net investment income, net of waivers and reimbursements         5.13%                 5.91%
   Net investment income, before waivers and reimbursements         4.81%                 5.46%
Portfolio Turnover Rate                                           257.35%               197.85%
-----------------------------------------------------------------------------------------------

                                                                             CLASS C

Selected per share data                                        2002/(3)/(4)/           2001/(5)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.01                $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.50                  0.40
Net realized and unrealized gains (losses)                          0.07                     -
   Total Income from Investment Operations                          0.57                  0.40
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.53)                (0.39)
   From net realized gains                                         (0.13)                    -
     Total Distributions Paid                                      (0.66)                (0.39)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.92                $10.01
-----------------------------------------------------------------------------------------------
Total Return/(1)/                                                   6.04%                 4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                               $1                    $-
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                      0.60%                 0.60%
   Expenses, before waivers and reimbursements                      0.92%                 1.05%
   Net investment income, net of waivers and reimbursements         4.89%                 5.67%
   Net investment income, before waivers and reimbursements         4.57%                 5.22%
Portfolio Turnover Rate                                           257.35%               197.85%
-----------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.03 for Class A and less than $0.01 for Class C, and to decrease each ratio of net investment income to average net assets as follows: 0.32% for Class A and Class C. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5) For the period March 29, 2001 (commencement of operations) through November 30, 2001.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

                                                                       CLASS D

CORE BOND PORTFOLIO

Selected per share data                                      2002/(3)/(4)/   2001/(5)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.01     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.50       0.40
Net realized and unrealized gains (losses)                          0.08         --
   Total Income from Investment Operations                          0.58       0.40
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.53)     (0.39)
   From net realized gains                                         (0.13)        --
     Total Distributions Paid                                      (0.66)     (0.39)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 9.93     $10.01
--------------------------------------------------------------------------------------
Total Return/(1)/                                                   6.07%      4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                               $1        $--
Ratio to average net assets of: (2)
   Expenses, net of waivers and reimbursements                      0.75%      0.75%
   Expenses, before waivers and reimbursements                      1.07%      1.20%
   Net investment income, net of waivers and reimbursements         4.74%      5.52%
   Net investment income, before waivers and reimbursements         4.42%      5.07%
Portfolio Turnover Rate                                           257.35%    197.85%
--------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) less than $0.01 for Class D, and to decrease each ratio of net investment income to average net assets as follows: 0.32% for Class D. The financial highlights for the prior years have not been restated to reflect this change in presentation.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.
(5)  For the period March 29, 2001 (commencement of operations) through
     November 30, 2001.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                                                          CLASS A
U.S. TREASURY INDEX PORTFOLIO

Selected per share data                                           2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                               $21.90       $21.06       $20.25       $21.77       $20.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.94         1.11         1.19         1.09         1.23
Net realized and unrealized gains (losses)                         0.63         0.85         0.83        (1.54)        0.97
   Total Income (Loss) from Investment Operations                  1.57         1.96         2.02        (0.45)        2.20
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.93)       (1.12)       (1.21)       (1.07)       (1.24)
   From net realized gains                                        (0.55)           -            -            -            -
     Total Distributions Paid                                     (1.48)       (1.12)       (1.21)       (1.07)       (1.24)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $21.99       $21.90       $21.06       $20.25       $21.77
---------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                  7.62%        9.55%       10.31%       (2.10)%      10.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $49,429      $44,323      $34,979      $22,033      $22,085
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.26%        0.26%        0.26%        0.26%        0.26%
   Expenses, before waivers and reimbursements                     0.56%        0.75%        0.84%        0.77%        0.77%
   Net investment income, net of waivers and reimbursements        4.36%        5.23%        5.86%        5.24%        5.73%
   Net investment income, before waivers and reimbursements        4.06%        4.74%        5.28%        4.73%        5.22%

Portfolio Turnover Rate                                           89.88%      102.56%      110.97%       84.77%       69.84%
---------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C

Selected per share data                                           2002          2001      2000/(3)/      1999     1998/(4)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $21.89       $21.09       $20.25       $21.81       $22.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.89         1.09         1.21         0.96         0.21
Net realized and unrealized gains (losses)                         0.64         0.79         0.79        (1.50)       (0.52)
   Total Income (Loss) from Investment Operations                  1.53         1.88         2.00        (0.54)       (0.31)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.89)       (1.08)       (1.16)       (1.02)       (0.16)
   From net realized gains                                        (0.55)           -            -            -           -
     Total Distributions Paid                                     (1.44)       (1.08)       (1.16)       (1.02)       (0.16)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $21.98       $21.89       $21.09       $20.25       $21.81
---------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                  7.38%        9.12%       10.21%       (2.49)%      (1.39)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                          $2,947       $1,047         $341         $194          $17
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and reimbursements                     0.50%        0.50%        0.50%        0.50%        0.50%
   Expenses, before waivers and reimbursements                     0.80%        0.99%        1.08%        1.01%        1.01%
   Net investment income, net of waivers and reimbursements        4.12%        4.99%        5.62%        5.00%        5.22%
   Net investment income, before waivers and reimbursements        3.82%        4.50%        5.04%        4.49%        4.71%
Portfolio Turnover Rate                                           89.88%      102.56%      110.97%       84.77%       69.84%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Financial highlights for the period ended were calculated using the average shares outstanding method.

(4) For the period October 6, 1998 (commencement of operations) through November 30, 1998.



See Notes to the Financial Statements.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


                                                                      CLASS D

U.S. TREASURY INDEX PORTFOLIO

Selected per share data                              2002       2001/(2)/     2000/(2)/    1999/(2)/  1998
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $21.88      $21.04        $20.22       $21.74    $20.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                 0.71        1.00          1.12         1.05      1.13
Net realized and unrealized gains (losses)            0.78        0.88          0.83        (1.59)     1.00
   Total Income (Loss) from Investment Operations     1.49        1.88          1.95        (0.54)     2.13
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                        (0.85)      (1.04)        (1.13)       (0.98)    (1.16)
   From net realized gains                           (0.55)          -             -            -         -
     Total Distributions Paid                        (1.40)      (1.04)        (1.13)       (0.98)    (1.16)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $21.97      $21.88        $21.04       $20.22    $21.74
-----------------------------------------------------------------------------------------------------------
Total Return/(1)/                                     7.22%       9.12%         9.97%       (2.50)%   10.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $531        $229          $117         $177    $1,721
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements        0.65%       0.65%         0.65%        0.65%     0.65%
   Expenses, before waivers and reimbursements        0.95%       1.14%         1.23%        1.16%     1.16%
   Net investment income, net of waivers and
     reimbursements                                   3.97%       4.84%         5.47%        4.85%     5.35%
   Net investment income, before waivers and
     reimbursements                                   3.67%       4.35%         4.89%        4.34%     4.84%
Portfolio Turnover Rate                              89.88%     102.56%       110.97%       84.77%    69.84%
-----------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                                                      CLASS A

INTERMEDIATE BOND PORTFOLIO

Selected per share data                                       2002 /(3)/    2001      2000         1999        1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $19.83     $18.99    $18.98       $20.15      $19.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.80       1.05      1.26         1.10        1.19
Net realized and unrealized gains (losses)                        0.33       0.85      0.01        (1.05)       0.27
  Total Income from Investment Operations                         1.13       1.90      1.27         0.05        1.46
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.81)     (1.06)    (1.26)       (1.10)      (1.20)
  From net realized gains                                           --         --        --        (0.12)        --
    Total Distributions Paid                                     (0.81)     (1.06)    (1.26)       (1.22)      (1.20)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $20.15     $19.83    $18.99       $18.98      $20.15
---------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                5.80%     10.27%     7.00%        0.25%       7.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $45,186    $44,372   $28,950      $49,414     $30,439
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     0.36%      0.36%     0.37%(4)     0.36%       0.36%
  Expenses, before waivers and reimbursements                     0.72%      0.98%     0.94%        0.80%       1.09%
  Net investment income, net of waivers and reimbursements        4.05%      5.49%     6.37%        5.65%       6.19%
  Net investment income, before waivers and reimbursements        3.69%      4.87%     5.80%        5.21%       5.46%
Portfolio Turnover Rate                                         250.64%    254.48%    60.37%      193.44%      93.40%
---------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS D

Selected per share data                                       2002 /(3)/    2001      2000         1999     1998 /(5)/
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $19.82     $18.96    $18.95       $20.13      $20.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.73       1.01      1.11         1.06        0.18
Net realized and unrealized gains (losses)                        0.32       0.84      0.09        (1.10)      (0.32)
  Total Income (Loss) from Investment Operations                  1.05       1.85      1.20        (0.04)      (0.14)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.74)     (0.99)    (1.19)       (1.02)      (0.19)
  From net realized gains                                           --         --        --        (0.12)         --
    Total Distributions Paid                                     (0.74)     (0.99)    (1.19)       (1.14)      (0.19)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $20.13     $19.82    $18.96       $18.95      $20.13
---------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                5.41%      9.98%     6.62%       (0.21)%     (0.70)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                            $68        $27       $27          $26         $41
Ratio to average net assets of: /(2)/
  Expenses, net of waivers and reimbursements                     0.75%      0.75%     0.76%(4)     0.75%       0.75%
  Expenses, before waivers and reimbursements                     1.11%      1.37%     1.33%        1.19%       1.48%
  Net investment income, net of waivers and reimbursements        3.66%      5.19%     5.98%        5.26%       5.69%
  Net investment income, before waivers and reimbursements        3.30%      4.57%     5.41%        4.82%       4.96%
Portfolio Turnover Rate                                         250.64%    254.48%    60.37%      193.44%      93.40%
---------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.02 and $0.01 for Class A and Class D, respectively, and to decrease each ratio of net investment income to average net assets as follows: 0.06% for Class A and Class D. The financial highlights for the prior years have not been restated to reflect this change in presentation.

(4) Expense ratios, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

(5) For the period October 2, 1998 (commencement of operations) through November 30, 1998.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 FIXED INCOME PORTFOLIO

FIXED INCOME PORTFOLIOS


                                                                        CLASS A

SHORT-INTERMEDIATE BOND PORTFOLIO

Selected per share data                         2002/(2)/(3)/    2001         2000      1999       1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $18.67       $18.28      $18.50      $20.03     $20.36

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.79         1.07        1.36        1.79       1.84
Net realized and unrealized gains (losses)          (0.07)        0.46       (0.13)      (1.36)     (0.36)
   Total Income from Investment Operations           0.72         1.53        1.23        0.43       1.48
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.77)       (1.14)      (1.45)      (1.69)     (1.78)
   From net realized gains                             --           --          --       (0.27)     (0.03)
     Total Distributions Paid                       (0.77)       (1.14)      (1.45)      (1.96)     (1.81)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $18.62       $18.67      $18.28      $18.50     $20.03
----------------------------------------------------------------------------------------------------------
Total Return/(1)/                                    3.97%        8.59%       7.01%       2.25%      7.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $192,710     $272,003    $248,054    $184,382   $182,999

Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       0.36%        0.36%       0.36%       0.36%      0.36%
   Expenses, before waivers and reimbursements       0.62%        0.75%       0.77%       0.76%      0.76%
   Net investment income, net of waivers and
   reimbursements                                    4.26%        5.77%       7.56%       9.35%      9.61%
   Net investment income, before waivers and
   reimbursements                                    4.00%        5.38%       7.15%       8.95%      9.21%
Portfolio Turnover Rate                            184.27%      107.31%      48.97%      88.29%     89.97%
----------------------------------------------------------------------------------------------------------

                                                                CLASS D

Selected per share data                         2002/(2)/(3)/   2001/(3)   2000/(3)/  1999/(3)/     1998
----------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year                 $18.62       $18.24      $18.45      $19.97     $20.31

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.67         0.48        1.31        1.79       1.78
Net realized and unrealized gains (losses)          (0.02)        0.98       (0.16)      (1.43)     (0.40)
   Total Income from Investment Operations           0.65         1.46        1.15        0.36       1.38
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.70)       (1.08)      (1.36)      (1.61)     (1.69)
   From net realized gains                             --           --          --       (0.27)     (0.03)
     Total Distributions Paid                       (0.70)       (1.08)      (1.36)      (1.88)     (1.72)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $18.57       $18.62      $18.24      $18.45      $19.97

Total Return/(1)/                                    3.59%        8.16%       6.59%       1.84%      7.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                 $65          $38         $30        $121       $824

Ratio to average net assets of:
   Expenses, net of waivers and reimbursements       0.75%        0.75%       0.75%       0.75%      0.75%
   Expenses, before waivers and reimbursements       1.01%        1.14%       1.16%       1.15%      1.15%
   Net investment income, net of waivers and
   reimbursements                                    3.87%        5.38%       7.17%       8.96%      9.31%
   Net investment income, before waivers and
   reimbursements                                    3.61%        4.99%       6.76%       8.56%      8.91%
Portfolio Turnover Rate                            184.27%      107.31%      48.97%      88.29%     89.97%
----------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.03 and $0.04 for Class A and Class D, respectively, and to decrease each ratio of net investment income to average net assets as follows: 0.17% for Class A and Class D. The financial highlights for the prior years have not been restated to reflect this change in presentation.

(3) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                                                            CLASS A
 U.S. GOVERNMENT SECURITIES PORTFOLIO

 Selected per share data                                            2002/(2)/     2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                                  $20.55      $19.67      $19.48      $20.27      $19.99

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                 0.75        0.97        1.14        0.99        1.17
 Net realized and unrealized gains (losses)                            0.43        0.95        0.18       (0.51)       0.26
   Total Income from Investment Operations                             1.18        1.92        1.32        0.48        1.43
-----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                         (0.80)      (1.04)      (1.13)      (0.98)      (1.15)
   From net realized gains                                            (0.33)          -           -       (0.29)          -
     Total Distributions Paid                                         (1.13)      (1.04)      (1.13)      (1.27)      (1.15)
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                        $20.60      $20.55      $19.67      $19.48      $20.27
-----------------------------------------------------------------------------------------------------------------------------
 Total Return/(1)/                                                     5.94%      10.03%       7.03%       2.43%       7.36%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                             $113,071    $105,605     $90,182     $87,699     $48,317
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                         0.36%       0.36%       0.36%       0.36%       0.36%
   Expenses, before waivers and reimbursements                         0.62%       0.81%       0.81%       0.77%       0.86%
   Net investment income, net of waivers and reimbursements            3.68%       5.16%       5.87%       5.14%       6.01%
   Net investment income, before waivers and reimbursements            3.42%       4.71%       5.42%       4.73%       5.51%
 Portfolio Turnover Rate                                             246.91%     171.29%     139.01%      50.70%     115.55%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS D

 Selected per share data                                           2002/(2)/      2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                                  $20.49      $19.62      $19.43      $20.22      $19.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                 0.66        0.96        1.08        0.93        1.08
 Net realized and unrealized gains (losses)                            0.43        0.88        0.17       (0.53)       0.28
   Total Income from Investment Operations                             1.09        1.84        1.25        0.40        1.36
-----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
   From net investment income                                         (0.72)      (0.97)      (1.06)      (0.90)      (1.08)
   From net realized gains                                            (0.33)          -           -       (0.29)          -
     Total Distributions Paid                                         (1.05)      (0.97)      (1.06)      (1.19)      (1.08)
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                                        $20.53      $20.49      $19.62      $19.43      $20.22
-----------------------------------------------------------------------------------------------------------------------------
 Total Return/(1)/                                                     5.50%       9.59%       6.65%       1.95%       6.96%

 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of year                               $1,502        $958        $876        $810      $1,224
 Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                         0.75%       0.75%       0.75%       0.75%       0.75%
   Expenses, before waivers and reimbursements                         1.01%       1.20%       1.20%       1.16%       1.25%
   Net investment income, net of waivers and reimbursements            3.29%       4.77%       5.48%       4.75%       5.55%
   Net investment income, before waivers and reimbursements            3.03%       4.32%       5.03%       4.34%       5.05%
 Portfolio Turnover Rate                                             246.91%     171.29%     139.01%      50.70%     115.55%
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The effect of this change for the fiscal year ended November 30, 2002, was to decrease net investment income per share with a corresponding increase in net realized and unrealized gains (losses) as follows: $0.05 for Class A and Class D, and to decrease each ratio of net investment income to average net assets as follows: 0.26% for Class A and Class D. The financial highlights for the prior years have not been restated to reflect this change in presentation.


See Notes to the Financial Statements.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL BOND PORTFOLIO

                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                           (000S)/(1)/   (000S)
DEBT OBLIGATIONS - 96.1%
British Pound Sterling - 6.7%
  Treasury of Great Britain,
    5.00%, 6/7/04                                            500           $789
    5.75%, 12/7/09                                           223            371
    8.00%, 6/7/21                                            278            606
--------------------------------------------------------------------------------
                                                                          1,766
--------------------------------------------------------------------------------
Danish Krone - 2.0%
  Kingdom of Denmark,
    8.00%, 3/15/06                                         3,500            528
--------------------------------------------------------------------------------
Euro - 73.2%
  Bundesobligation,
    3.50%, 11/11/03                                          900            899
    5.00%, 2/17/06                                           500            520
    4.50%, 8/18/06                                         1,000          1,025
  Bundesschatzanweisungen,
    3.50%, 12/12/03                                        2,000          2,001
  Deutsche Bundesrepublik,
    6.00%, 7/4/07                                          1,880          2,041
    5.25%, 1/4/08                                            600            635
    5.38%, 1/4/10                                            600            637
    5.25%, 1/4/11                                          1,200              1
    6.25%, 1/4/24                                            600            688
    6.50%, 7/4/27                                            880              1
  Freddie Mac,
    4.50%, 3/15/04                                           850            860
  French Treasury Notes,
    3.50%, 7/12/04                                         1,677          1,679
    5.00%, 7/12/05                                         2,000          2,071
    3.75%, 1/12/07                                         2,600          2,590
  Government of France O.A.T.,
    4.75%, 10/25/12                                          750            754
  Kingdom of Belgium,
    5.75%, 9/28/10                                           500            541
--------------------------------------------------------------------------------
                                                                         19,252
--------------------------------------------------------------------------------
Japanese Yen - 12.0%
  Development Bank of Japan,
    2.88%, 12/20/06                                       80,000            722
  Fannie Mae,
    1.75%, 3/26/08                                       120,000          1,052
  Japan Government Ten Year Bonds,
    1.50%, 3/20/12                                       100,000            860
  Japan Government Twenty Year Bonds,
    1.90%, 3/22/21                                        60,000            517
--------------------------------------------------------------------------------
                                                                          3,151
--------------------------------------------------------------------------------
Swedish Krona - 2.2%
  Kingdom of Sweden,
    9.00%, 4/20/09                                         4,200            567
--------------------------------------------------------------------------------
Total Debt Obligations
--------------------------------------------------------------------------------
(Cost $24,604)                                                           25,264

                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                           (000S)        (000S)
SHORT-TERM INVESTMENT - 1.0%
  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                          $267            267
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $267)                                                                 267
Total Investments - 97.1%
(Cost $24,871)                                                           25,531
  Other Assets less Liabilities - 2.9%                                      761
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $26,292

(1) Principal amounts stated in local currencies.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2002
--------------------------------------------------------------------------------

At November 30, 2002, the International Bond Portfolio's investments were diversified as follows:



INDUSTRY SECTOR                                             PERCENTAGE
----------------------------------------------------------------------
Governments                                                       93.6%
Agency                                                             4.0
Cash                                                               2.4
----------------------------------------------------------------------
Total                                                            100.0%

At November 30, 2002, the International Bond Portfolio had outstanding foreign currency contracts as follows:

                                       CONTRACT     CONTRACT
                                        AMOUNT       AMOUNT
                                        (LOCAL       (U.S.      UNREALIZED
CONTRACT                  DELIVERY     CURRENCY)    DOLLARS)   GAIN/(LOSS)
  TYPE       CURRENCY       DATE        (000S)       (000S)       (000S)
--------------------------------------------------------------------------
             Canadian
Buy          Dollar       12/17/02        1,380     $   876        $   4

Sell         Euro         12/17/02       16,290      15,795         (399)

Buy          Euro         12/17/02        8,645       8,389          205

             Japanese
Sell         Yen          12/17/02    1,108,261       8,889         (163)

             Japanese
Buy          Yen          12/17/02    1,973,305      15,795          323
--------------------------------------------------------------------------
Total                                                              $ (30)

See Notes to the Financial Statements.



         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  FIXED INCOME PORTFOLIOS

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
  BOND PORTFOLIO

                                                              NUMBER      VALUE
                                                            OF SHARES     (000S)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 1.2%

Agency - 1.2%
  Home Ownership Funding Corp.,/(1)/                          13,000      $8,329
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
--------------------------------------------------------------------------------
(Cost $13,000)                                                             8,329

                                                            PRINCIPAL
                                                              AMOUNT      VALUE
                                                              (000S)      (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.7%
  Advanta Mortgage Loan Trust, Series 2000-1,
    Class A4,
    8.61%, 3/25/28                                            $  500         554
  Bank One Issuance Trust, Series 2002-A4,
    Class A4,
    2.94%, 6/16/08                                             3,305       3,298
  Capital Auto Receivables Asset Trust,
    Series 2002-3, Class A2A,
    3.05%, 9/15/05                                             2,000       2,023
  Capital Auto Receivables Asset Trust,
    Series 2002-4, Class A4,
    2.64%, 3/17/08                                             4,175       4,112
  Chase Funding Mortgage Loan Asset-Backed
    Certificates, Series 2002-2, Class 1A1,
    2.81%, 6/25/16                                             2,302       2,312
  Chase Manhattan Bank-First Union National
    Bank, Series 1999-1, Class A2,
    7.44%, 8/15/31                                             7,320       8,386
  Citibank Credit Card Issuance Trust,
    Series 2001-A8, Class A8,
    4.10%, 12/7/06                                             1,500       1,546
  Citibank Credit Card Issuance Trust,
    Series 2002-A3, Class A3,
    4.40%, 5/15/07                                             6,400       6,651
  Daimler Chrysler Auto Trust, Series 2002-B,
    Class A3,
    2.93%, 6/6/06                                              6,000       6,062
  Daimler Chrysler Auto Trust, Series 2002-C,
    Class A4,
    3.09%, 1/8/08                                              3,665       3,653
  Delta Funding Mortgage Corp., Interest Only
    Stripped Security, Series 1991-1, Class A-4,/(1)/
    7.50%, 1/1/06                                                  -           8
  Distribution Financial Services Trust,
    Series 1999-3, Class A4,
    6.65%, 3/15/11                                               686         699
  First Nationwide Trust, Series 2001-1, Class 2A2,
    7.00%, 6/25/31                                             1,672       1,713
  Fleet Credit Card Master Trust II, Series 2002-C,
    Class A,
    2.75%, 4/15/08                                             2,710       2,690
  Ford Credit Auto Owner Trust, Series 2001-E,
    Class A4,
    4.01%, 3/15/06                                             3,000       3,085
  Honda Auto Receivables Owner Trust,
    Series 2002-1, Class A4,
    4.22%, 4/16/07                                             5,025       5,191
  Honda Auto Receivables Owner Trust,
    Series 2002-3, Class A3,
    3.00%, 5/18/06                                             2,310       2,336
  Isuzu Auto Owner Trust, Series 2001-1, Class A4,
    5.31%, 1/22/07                                                91          95
  LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
    6.78%, 6/15/31                                             2,865       3,189
  Lehman Federal Housing Authority Title Loan
    Trust, Interest Only Stripped Security,
    Series 1996-2, Class S,
    0.59%, 5/25/17                                                 -         178
  MBNA Credit Card Master Note Trust,
    Series 2002-A6, Class A6,
    3.90%, 11/15/07                                            1,030       1,057
  Norwest Asset Securities Corp., Series 1998-6,
    Class A15,
    6.75%, 4/25/28                                               620         634
  PNC Mortgage Securities Corp., Series 1996-PR1,
    Class A,
    5.91%, 4/28/27                                             1,940       1,786
  PP&L Transition Bond Co. LLC, Series 1999-1,
    Class A5,
    6.83%, 3/25/07                                             4,057       4,332
  PP&L Transition Bond Co. LLC, Series 1999-1,
    Class A6,
    6.96%, 12/26/07                                            2,000       2,194
  Residential Accredit Loans, Inc.,
    Series 2001-QS18, Class A1,
    6.50%, 12/25/31                                            2,796       2,904
  Residential Funding Mortgage Securities I,
    Series 2001-S9, Class A5,
    6.75%, 4/25/31                                             1,517       1,531
  Residential Funding Mortgage Securities II,
    Series 2001-HI2, Class AI3,
    5.67%, 6/25/14                                             1,916       1,935

See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                          AMOUNT          VALUE
                                                          (000S)          (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.7% - (CONTINUED)
  Residential Funding Mortgage Securities II,
    Series 2001-HI3, Class AI2,
    5.33%, 5/25/12                                         $2,355        $ 2,355
  USAA Auto Owner Trust, Series 2002-1, Class A3,
    2.41%, 10/16/06                                         1,500          1,498
  Washington Mutual Mortgage Security Corp.,
    Series 2002-AR15, Class A5,
    4.38%, 12/25/32                                         3,640          3,661
  Wells Fargo Mortgage Backed Securities Trust,
    Series 2001-13, Class 13,
    6.50%, 6/25/31                                          8,000          8,339
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $88,612)                                                            90,007


CORPORATE BONDS - 25.7%
--------------------------------------------------------------------------------
Advertising - 0.1%
  Donnelley (R.H.) Finance Corp., (1)
    8.88%, 12/15/10                                           125            131
  Lamar Media Corp.,
    9.63%, 12/1/06                                            250            259
    8.63%, 9/15/07                                            100            104
--------------------------------------------------------------------------------
                                                                             494
--------------------------------------------------------------------------------
Aerospace/Defense - 0.1%
  Raytheon Co.,
    5.50%, 11/15/12                                           730            716
--------------------------------------------------------------------------------
Apparel - 0.1%
  Levi Strauss & Co.,/(1)/
    12.25%, 12/15/12                                          500            494
--------------------------------------------------------------------------------
Auto Manufacturers - 0.5%
  Daimler Chrysler NA Holding Corp.,
    8.50%, 1/18/31                                            900          1,065
  Ford Motor Co.,
    7.45%, 7/16/31                                          2,600          2,195
--------------------------------------------------------------------------------
                                                                           3,260
--------------------------------------------------------------------------------

Banks - 3.1%
  Bank of America Corp.,
    3.88%, 1/15/08                                          1,000            991
    4.88%, 9/15/12                                          3,000          2,940
  Bank of New York (The) Co., Inc.,
    3.75%, 2/15/08                                          2,500          2,473
  Bank One Corp.,
    5.90%, 11/15/11                                         2,355          2,484
    5.25%, 1/30/13                                          1,250          1,246
  BB&T Corp., Subordinated Notes,
    4.75%, 10/1/12                                          1,450          1,409
  First Union Corp., Puttable 8/1/06 @ Par,
    6.82%, 8/1/26                                           1,025          1,170
  JP Morgan Chase & Co.,
    5.75%, 1/2/13                                           3,000          2,965
  Marshall & Ilsley Corp.,
    5.75%, 9/1/06                                           2,694          2,883
  Wells Fargo & Co.,
    7.25%, 8/24/05                                          1,500          1,666
  Wells Fargo Bank,
    6.45%, 2/1/11                                           1,940          2,118
--------------------------------------------------------------------------------
                                                                          22,345
--------------------------------------------------------------------------------
Beverages - 1.2%
  Anheuser-Busch Cos., Inc.,
    5.95%, 1/15/33                                          2,865          2,893
  Bottling Group LLC, (1)
    4.63%, 11/15/12                                         2,100          2,042
  Grand Metropolitan Investment Corp.,
    Puttable 4/15/05 @ Par,
    7.45%, 4/15/35                                          2,785          3,271
--------------------------------------------------------------------------------
                                                                           8,206
--------------------------------------------------------------------------------
Building Materials - 0.1%
  Nortek, Inc.,
    9.88%, 6/15/11                                            750            752
--------------------------------------------------------------------------------
Cable Television - 0.6%
  Comcast Cable Communications,
    6.75%, 1/30/11                                          1,050          1,038
  Continental Cablevision,
    8.30%, 5/15/06                                            455            469
  Cox Communications, Inc.,
    7.13%, 10/1/12                                          1,075          1,129
  CSC Holdings, Inc.,
    7.63%, 4/1/11                                             500            465
  Insight Midwest, Senior Notes,
    10.50%, 11/1/10                                           500            497
  Mediacom Broadband LLC,
    11.00%, 7/15/13                                           750            765
--------------------------------------------------------------------------------
                                                                           4,363
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  FIXED INCOME PORTFOLIOS

-----------------------
FIXED INCOME PORTFOLIOS
-----------------------
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
  BOND PORTFOLIO (continued)
                                                           PRINCIPAL
                                                             AMOUNT       VALUE
                                                             (000S)       (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 25.7% - (CONTINUED)
Chemicals - 0.4%
  du Pont (E.I.) de Nemours & Co.,
    4.75%, 11/15/12                                         $  795        $  794
  ISP Chemco, Inc.,
    10.25%, 7/1/11                                             500           518
  Lyondell Chemical Co.,
    10.88%, 5/1/09                                           1,500         1,387
--------------------------------------------------------------------------------
                                                                           2,699
--------------------------------------------------------------------------------
Commercial Services - 0.3%
  Affinity Group Holdings, Inc.,
    11.00%, 4/1/07                                             550           544
  Coinmach Corp.,
    9.00%, 2/1/10                                              750           787
  Corrections Corp. of America,/(1)/
    9.88%, 5/1/09                                              500           534
  IT Group, Inc., Senior Subordinated Notes,
    Series B, (2)
    11.25%, 4/1/09                                           1,250             -
--------------------------------------------------------------------------------
                                                                           1,865
--------------------------------------------------------------------------------
Computers - 0.2%
  IBM Corp.,
    5.88%, 11/29/32                                            755           725
  Seagate Technology Hdd Holdings,/(1)/
    8.00%, 5/15/09                                             750           780
--------------------------------------------------------------------------------
                                                                           1,505
--------------------------------------------------------------------------------
Diversified Financial Services - 4.4%
  American Express Co.,
    3.75%, 11/20/07                                          2,495         2,462
  Boeing Capital Corp.,
    5.80%, 1/15/13                                             850           852
  CIT Group, Inc.,
    5.50%, 11/30/07                                            400           395
  Citigroup, Inc.,
    5.63%, 8/27/12                                           3,875         3,961
    6.63%, 6/15/32                                           1,000         1,047
  Countrywide Home Loans, Inc.,
    5.50%, 8/1/06                                              876           910
  Credit Suisse First Boston USA, Inc.,
    6.50%, 1/15/12                                           1,050         1,089
  General Electric Capital Corp.,
    5.00%, 6/15/07                                           3,500         3,627
    6.75%, 3/15/32                                             925           983
  General Motors Acceptance Corp.,
    6.88%, 9/15/11                                           3,540         3,429
    6.88%, 8/28/12                                           2,400         2,310
    8.00%, 11/1/31                                           1,300         1,268
  Goldman Sachs Group, Inc.,
    6.88%, 1/15/11                                           1,790         1,961
  Household Finance Corp.,
    7.00%, 5/15/12                                             225           230
    6.38%, 11/27/12                                          2,620         2,621
  Lehman Brothers Holdings, Inc.,
    5.88%, 11/15/17                                            900           894
  Morgan Stanley Dean Witter & Co.,
    6.10%, 4/15/06                                           1,150         1,226
    6.60%, 4/1/12                                            1,950         2,104
--------------------------------------------------------------------------------
                                                                          31,369
--------------------------------------------------------------------------------
Electric - 0.4%
  AES Corp., Senior Subordinated Notes,
    10.25%, 7/15/06                                            500           140
  Calpine Corp.,
    8.25%, 8/15/05                                             500           243
  DPL, Inc.,
    8.25%, 3/1/07                                            2,650         2,468
  Mirant Americas Generation, Inc.,
    7.63%, 5/1/06                                              750           397
--------------------------------------------------------------------------------
                                                                           3,248
--------------------------------------------------------------------------------
Entertainment - 0.1%
  Six Flags, Inc.,
    8.88%, 2/1/10                                              500           465
--------------------------------------------------------------------------------
Food - 0.9%
  Del Monte Corp.,
    9.25%, 5/15/11                                             500           510
  Dominos, Inc., Series B,
    10.38%, 1/15/09                                            875           947
  Luigino's, Inc., Senior Subordinated Notes,
    10.00%, 2/1/06                                             750           761
  Sara Lee Corp.,
    6.13%, 11/1/32                                           2,070         2,117
  Stater Brothers Holdings,
    10.75%, 8/15/06                                            500           507
  Unilever Capital Corp.,
    5.90%, 11/15/32                                          1,765         1,754
--------------------------------------------------------------------------------
                                                                           6,596
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                       (000S)       (000S)
CORPORATE BONDS - 25.7% - (CONTINUED)
Forest Products & Paper - 0.9%
   Appleton Papers, Inc.,
     12.50%, 12/15/08                                    $250        $268
   Georgia-Pacific Group.,
     7.50%, 5/15/06                                       500         472
   International Paper Co.,/(1)/
     5.85%, 10/30/12                                    1,875       1,904
   MeadWestvaco Corp.,
     6.80%, 11/15/32                                      950         936
   Weyerhaeuser Co.,
     6.13%, 3/15/07                                     1,585       1,658
     7.38%, 3/15/32                                     1,000       1,062
--------------------------------------------------------------------------
                                                                    6,300
--------------------------------------------------------------------------
Gaming - 0.6%
   Alliance Gaming Corp.,
     10.00%, 8/1/07                                       500         521
   MGM Mirage,
     8.50%, 9/15/10                                     1,500       1,632
   Park Place Entertainment Corp.,
     8.13%, 5/15/11                                     1,000       1,036
   Station Casinos, Inc.,
     9.88%, 7/1/10                                        500         546
   Venetian Casino Resort LLC,/(1)/
     11.00%, 6/15/10                                      500         520
--------------------------------------------------------------------------
                                                                    4,255
--------------------------------------------------------------------------
Healthcare-Services - 0.2%
   Healthsouth Corp.,
     10.75%, 10/1/08                                      500         423
   Pacificare Health Systems,
     10.75%, 6/1/09                                       750         802
   Triad Hospitals, Inc.,
     8.75%, 5/1/09                                        334         359
--------------------------------------------------------------------------
                                                                    1,584
--------------------------------------------------------------------------
Home Builders - 0.2%
   Champion Home Builders Co.,/(1)/
     11.25%, 4/15/07                                      250         190
   D.R. Horton,
     10.00%, 4/15/06                                      500         509
   WCI Communities, Inc.,
     10.63%, 2/15/11                                      750         731
--------------------------------------------------------------------------
                                                                    1,430
--------------------------------------------------------------------------
Insurance - 0.7%
   AIG SunAmerica Global Financing IX,/(1)/
     6.90%, 3/15/32                                     3,760       4,229
  Willis Corroon Corp.,
     9.00%, 2/1/09                                        500         528
--------------------------------------------------------------------------
                                                                    4,757
--------------------------------------------------------------------------
 Iron/Steel - 0.1%
   United States Steel LLC,
     10.75%, 8/1/08                                       500         505
--------------------------------------------------------------------------
 Leisure Time - 0.1%
   Bally Total Fitness Holdings, Senior Subordinated
     Notes, Series D,
     9.88%, 10/15/07                                    1,000         925
--------------------------------------------------------------------------
 Lodging - 0.2%
   Hammons (John Q.) Hotels, Inc.,
     218.88%, 5/15/12                                     500         501
   Hilton Hotels Corp.,
     7.63%, 12/1/12                                       375         378
   HMH Properties,
     7.88%, 8/1/08                                        500         493
--------------------------------------------------------------------------
                                                                    1,372
--------------------------------------------------------------------------
 Machinery - Construction & Mining - 0.1%
   Joy Global, Inc.,
     8.75%, 3/15/12                                       500         520
--------------------------------------------------------------------------
 Media - 1.9%
   Allbritton Communications Co.,
     9.75%, 11/30/07                                      250         260
   American Media Operation, Inc., Series B,
    10.25%, 5/1/09                                        500         518
   AOL Time Warner, Inc.,
     6.88%, 5/1/12                                      1,000       1,018
     6.95%, 1/15/28                                     1,980       1,827
   Block Communications, Inc.,
     9.25%, 4/15/09                                       500         514
   Dex Media East LLC/Dex Media
   East Finance Co.,/(1)/
     9.87%, 11/15/09                                      425         453
   Disney (The Walt) Co.,
     6.38%, 3/1/12                                        750         801
     7.00%, 3/1/32                                        485         527
   Entravision Communications Corp.,
     8.13%, 3/15/09                                       750         791

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 FIXED INCOME PORTFOLIOS

-----------------------
FIXED INCOME PORTFOLIOS
-----------------------
-----------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------
   BOND PORTFOLIO (continued)

                                                PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
-----------------------------------------------------------------------
CORPORATE BONDS - 25.7% - (CONTINUED)
-----------------------------------------------------------------------
Media - 1.9% - (continued)
   Gray Television, Inc.,
      9.25%, 12/15/11                              $500           $537
   News America Holdings, Inc.,
      7.60%, 10/11/15                               750            767
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                               1,570          1,670
   TransWestern Publishing Co.,
      9.63%, 11/15/07                               500            523
   Westinghouse Electric Corp.,
      7.88%, 9/1/23                               2,920          3,373
-----------------------------------------------------------------------
                                                                13,579
-----------------------------------------------------------------------
Mining - 0.1%
   Alcoa, Inc.,
      5.88%, 6/1/06                                 575            620
-----------------------------------------------------------------------
Miscellaneous Manufacturing - 0.1%
   Foamex LP,/(1)/
      10.75%, 4/1/09                                500            360
-----------------------------------------------------------------------
Oil & Gas - 1.3%
   ConocoPhillips,/(1)/
      4.75%, 10/15/12                               640            623
      5.90%, 10/15/32                             3,305          3,184
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                              2,575          2,658
   Tesoro Petroleum Corp.,
      9.63%, 11/1/08                                400            284
   Union Oil Co. of California,
      5.05%, 10/1/12                              1,510          1,465
   Valero Energy Corp.,
      6.88%, 4/15/12                              1,000          1,017
-----------------------------------------------------------------------
                                                                 9,231
-----------------------------------------------------------------------
Oil & Gas Producers - 0.8%
   Anadarko Petroleum Corp.,
      5.00%, 10/1/12                              1,500          1,474
   Comstock Resources, Inc.,
      11.25%, 5/1/07                                500            530
   Devon Energy Corp.,
      7.95%, 4/15/32                              2,145          2,512
   Magnum Hunter Resources, Inc.,
      9.60%, 3/15/12                                750            801
   Swift Energy Co.,
      9.38%, 5/1/12                                 750            720
-----------------------------------------------------------------------
                                                                 6,037
-----------------------------------------------------------------------
Oil & Gas Services - 0.8%
   AmeriGas Partners LP,
      8.88%, 5/20/11                                750            780
   Dresser, Inc.,
      9.38%, 4/15/11                              1,000            960
   Ferrellfas Partners LP,
      8.75%, 6/15/12                              1,500          1,567
   Key Energy Services, Inc., Series C,
      8.38%, 3/1/08                                 500            523
   Praxair, Inc.,
      6.38%, 4/1/12                               1,830          1,974
-----------------------------------------------------------------------
                                                                 5,804
-----------------------------------------------------------------------
Packaging & Containers - 0.1%
   Applied Extrusion Technologies, Inc.,
      10.75%, 7/1/11                                500            330
BWAY Corp.,/(1)/
      10.00%, 10/15/10                              100            102
  Consolidated Container Co. LLC,
  Senior Subordinated Notes,
      10.13%, 7/15/09                               500            325
-----------------------------------------------------------------------
                                                                   757
-----------------------------------------------------------------------
Pharmaceuticals - 0.1%
   aaiPharma, Inc.,
      11.00%, 4/1/10                                500            500
   AmerisourceBergen Corp.,/(1)/
      7.25%, 11/15/12                               375            390
-----------------------------------------------------------------------
                                                                   890
-----------------------------------------------------------------------
 Real Estate - 0.1%
   LNR Property Corp.,
      10.50%, 1/15/09                               500            507
-----------------------------------------------------------------------
 REITS - 0.4%
   Crescent Real Estate Equities LP,
      9.25%, 4/15/09                                500            515
   iStar Financial, Inc.,
      8.75%, 8/15/08                                750            779
   Meristar Hospitality Corp.,
      9.13%, 1/15/11                              1,000            915
   Tanger Properties LP,
      9.13%, 2/15/08                                500            492
-----------------------------------------------------------------------
                                                                 2,701
-----------------------------------------------------------------------
Remediation Services - 0.3%
   Allied Waste N.A.,/(1)/
      9.25%, 9/1/12                                 500            518

See Notes to the Financial Statements.


FIXED INCOME PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                     PRINCIPAL
                                                      AMOUNT      VALUE
                                                      (000S)      (000S)
CORPORATE BONDS - 25.7% - (CONTINUED)
Remediation Services - 0.3% - (continued)
   Allied Waste N.A., Inc., Series B,
      10.00%, 8/1/09                                   $625        $631
   Synagro Technologies, Inc.,
      9.50%, 4/1/09                                     750         780
-------------------------------------------------------------------------
                                                                  1,929
-------------------------------------------------------------------------
Retail - 0.7%
   Cole National Group,
      8.88%, 5/15/12                                    250         225
   Kohl's Corp.,
      6.00%, 1/15/33                                    865         845
   Office Depot, Inc.,
      10.00%, 7/15/08                                   750         851
   Rite Aid Corp.,
      11.25%, 7/1/08                                    250         182
   Target Corp.,
      5.38%, 6/15/09                                    900         947
      6.35%, 11/1/32                                    680         696
   Tricon Global Restaurants, Inc.,
      8.88%, 4/15/11                                  1,250       1,369
-------------------------------------------------------------------------
                                                                  5,115
-------------------------------------------------------------------------
Savings & Loans - 0.4%
   Sovereign Bancorp, Senior Notes,
      10.25%, 5/15/04                                 1,000       1,053
   Washington Mutual Bank FA,
      6.88%, 6/15/11                                    750         820
      5.50%, 1/15/13                                    925         915
-------------------------------------------------------------------------
                                                                  2,788
-------------------------------------------------------------------------
Semiconductors - 0.1%
   Amkor Technology, Inc.,
      9.25%, 5/1/06                                     500         483
-------------------------------------------------------------------------
Supermarkets - 0.9%
   Kroger Co.,
      6.20%, 6/15/12                                  4,205       4,352
   Roundy's, Inc.,/(1)/
      8.88%, 6/15/12                                    500         503
   Safeway, Inc.,
      5.80%, 8/15/12                                  1,400       1,424
-------------------------------------------------------------------------
                                                                  6,279
-------------------------------------------------------------------------
Telecommunications - 1.1%
   AT&T Corp., Senior Notes,
      8.00%, 11/15/31                                 3,250       3,282
   AT&T Wireless Services, Inc.,
      8.75%, 3/1/31                                     750         694
   Nextel Communications, Inc., Senior Notes,
      9.38%, 11/15/09                                   500         465
   Sprint Capital Corp.,
      8.75%, 3/15/32                                    750         652
   Verizon New England, Inc.,
      6.50%, 9/15/11                                  1,755       1,874
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                  1,050       1,077
-------------------------------------------------------------------------
                                                                  8,044
-------------------------------------------------------------------------
Textiles - 0.3%
   Collins & Aikman Floor Cover,
      9.75%, 2/15/10                                    656         669
   Mohawk Industries, Inc.,
      7.20%, 4/15/12                                  1,350       1,478
-------------------------------------------------------------------------
                                                                  2,147
-------------------------------------------------------------------------
Tobacco - 0.1%
   DIMON, Inc.,
      9.63%, 10/15/11                                   500         530
-------------------------------------------------------------------------
Transportation - 0.5%
   Burlington Northern Santa Fe Corp.,
      6.70%, 8/1/28                                     750         788
   Caliber System, Inc.,
      7.80%, 8/1/06                                   1,990       2,234
   Norfolk Southern Corp.,
      7.25%, 2/15/31                                    650         715
-------------------------------------------------------------------------
                                                                  3,737
-------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------
(Cost $ 180,800)                                                181,563

FOREIGN BONDS - 3.3%
Aerospace/Defense - 0.1%
   Dunlop Standard Aerospace Holdings PLC,
      Senior Notes,
      11.88%, 5/15/09                                   750         769
-------------------------------------------------------------------------
Chemicals - 0.1%
   Avecia Group PLC,
      11.00%, 7/1/09                                    600         507
-------------------------------------------------------------------------

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

   SCHEDULE OF INVESTMENTS

   BOND PORTFOLIO (continued)
                                                    PRINCIPAL
                                                     AMOUNT       VALUE
                                                     (000S)       (000S)
FOREIGN BONDS - 3.3% - (CONTINUED)
Forest Products & Paper - 0.2%
   Abitibi-Consolidated, Inc.,
      8.85%, 8/1/30                                    $650        $657
   Norske Skog Canada Ltd.,
      8.63%, 6/15/11                                    500         514
-------------------------------------------------------------------------
                                                                  1,171
-------------------------------------------------------------------------
Insurance - 0.2%
   Fairfax Financial Holdings Ltd.,
      8.25%, 10/1/15                                  2,000       1,299
-------------------------------------------------------------------------
Regional - 1.6%
   Financement-Quebec,
      5.00%, 10/25/12                                 4,515       4,485
   Province of Ontario,
      3.50%, 9/17/07                                  3,225       3,202
   Province of Quebec,
      5.50%, 4/11/06                                  3,475       3,720
-------------------------------------------------------------------------
                                                                 11,407
-------------------------------------------------------------------------
Semiconductors - 0.1%
   Chippac International Co. Ltd.,
      12.75%, 8/1/09                                    750         802
-------------------------------------------------------------------------
Telecommunications - 0.7%
   British Telecommunications PLC,
      8.88%, 12/15/30                                 1,500       1,855
   Deutsche Telekom International Finance BV,
      8.75%, 6/15/30                                  1,100       1,192
   France Telecom,
      10.00%, 3/1/31                                    525         619
   Vodafone Group PLC,
      7.75%, 2/15/10                                    775         884
      6.25%, 11/30/32                                   860         834
-------------------------------------------------------------------------
                                                                  5,384
-------------------------------------------------------------------------
Transportation - 0.3%
   Sea Containers Ltd.,
      10.50%, 7/1/03                                    625         617
      12.50%, 12/1/04                                   375         356
      10.75%, 10/15/06                                  250         213
   Stena AB, Senior Notes,
      8.75%, 6/15/07                                    375         375
      9.63%, 12/1/12/(1)/                               375         382
-------------------------------------------------------------------------
                                                                  1,943
-------------------------------------------------------------------------
Total Foreign Bonds
-------------------------------------------------------------------------
(Cost $23,367)                                                   23,282

-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 42.5%
-------------------------------------------------------------------------
Fannie Mae - 30.7%
      5.00%, 5/14/07                                 10,295      10,709
      6.00%, 1/18/12                                  3,195       3,348
      4.38%, 9/15/12                                 13,140      12,722
      6.50%, 12/1/32                                 71,815      74,171
   Interest Only Stripped Security,
   Series 278, Class 2,
      1.25%, 8/1/25                                       -         114
   Pool #323099,
      6.00%, 4/1/13                                  16,329      17,057
   Pool #535714,
      7.50%, 1/1/31                                   4,059       4,290
   Pool #535982,
      7.50%, 5/1/31                                   9,051       9,566
   Pool #535996,
      7.50%, 6/1/31                                   8,991       9,503
   Pool #585617,
      7.00%, 5/1/31                                       4           4
   Pool #649623,
      6.50%, 8/1/32                                  15,978      16,513
   Pool #652797,
      6.00%, 8/1/32                                  22,539      23,059
   Pool TBA,/(3)/
      7.00%, 12/1/28                                 27,655      28,874
      5.50%, 12/1/29                                  7,740        7,754
-------------------------------------------------------------------------
                                                                 217,684
-------------------------------------------------------------------------
Freddie Mac - 1.5%
      5.75%, 4/29/09                                  4,875        5,061
   Series 2407, Class BJ,
      6.50%, 1/15/32                                  5,593        5,786
-------------------------------------------------------------------------
                                                                  10,847
-------------------------------------------------------------------------


See Notes to the Financial Statements.




FIXED INCOME PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)       (000S)
U.S. GOVERNMENT AGENCIES - 42.5% - (CONTINUED)
Freddie Mac Gold - 2.0%
  Pool #C00835,
    6.50%, 7/1/29                                           $4,485       $4,641
  Pool #C00910,
    7.50%, 1/1/30                                            8,719        9,214
--------------------------------------------------------------------------------
                                                                         13,855
--------------------------------------------------------------------------------
Government National Mortgage Association - 7.2%
  Pool #781288,
    6.50%, 5/15/31                                          49,124       51,116
--------------------------------------------------------------------------------
Government National Mortgage Association II - 1.1%
  Pool #3249,
    6.00%, 6/20/32                                           7,536        7,765
--------------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------------
(Cost $298,435)                                                         301,267

U.S. GOVERNMENT OBLIGATIONS - 14.2%
U.S. Treasury Bonds - 6.0%
    7.25%, 5/15/16                                           2,335        2,891
    7.50%, 11/15/16                                          9,590       12,121
    8.13%, 8/15/19                                          12,240       16,442
    5.50%, 8/15/28                                           9,535        9,905
    5.25%, 11/15/28                                          1,275        1,279
--------------------------------------------------------------------------------
                                                                         42,638
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds - 3.4%
    3.88%, 1/15/09                                          20,000       23,975
--------------------------------------------------------------------------------
U.S. Treasury Notes - 4.8%
    2.13%, 10/31/04                                          9,390        9,408
    2.00%, 11/30/04                                          6,990        6,978
    3.00%, 11/15/07                                          8,480        8,379
    4.00%, 11/15/12                                          9,425        9,261
--------------------------------------------------------------------------------
                                                                         34,026
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $99,051)                                                          100,639

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)         (000S)
SHORT-TERM INVESTMENTS - 16.4%
  FHLB Discount Notes,
    1.21%, 12/2/02                                          $9,482       $9,482

  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
    1.31%, 12/2/02                                         106,435      106,435
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $115,917)                                                         115,917


--------------------------------------------------------------------------------
Total Investments - 116.0%
--------------------------------------------------------------------------------
(Cost $819,182)                                                         821,004
   Liabilities less Other Assets - (16.0)%                             (113,212)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $707,792

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $25,676,000 or 3.6% of net assets.
(2) Non-Income Producing Security. Issuer has defaulted on terms of debt obligation. At November 30, 2002, value represents 0.0% of net assets.
(3)  When-Issued Security.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  35  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

  SCHEDULE OF INVESTMENTS

  CORE BOND PORTFOLIO

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
CONVERTIBLE PREFERRED STOCK - 1.2%
Agency - 1.2%
  Home Ownership Funding Corp.,/(1)/                         2,000       $1,281
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
--------------------------------------------------------------------------------
(Cost $1,515)                                                             1,281

                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)       (000S)
ASSET-BACKED SECURITIES - 12.4%
  Advanta Mortgage Loan Trust, Series 2000-1,
    Class A4,
    8.61%, 3/25/28                                            $505          560
  Bank One Issuance Trust, Series 2002-A4, Class A4,
    2.94%, 6/16/08                                             450          449
  Capital Auto Receivables Asset Trust,
    Series 2002-3, Class A2A,
    3.05%, 9/15/05                                             325          329
  Capital Auto Receivables Asset Trust,
    Series 2002-4, Class A4,
    2.64%, 3/17/08                                             530          529
  Chase Funding Mortgage Loan Asset-Backed
    Certificates, Series 2002-2, Class 1A1,
    2.81%, 6/25/16                                             276          277
  Chase Manhattan Bank-First Union National Bank,
    Series 1999-1, Class A2,
    7.44%, 8/15/31                                             960        1,100
  Citibank Credit Card Issuance Trust,
    Series 2002-A3, Class A3,
    4.40%, 5/15/07                                             675          701
  Commercial Mortgage Asset Trust, Series 1999-C1,
    Class A3,
    6.64%, 1/17/32                                              60           67
  Daimler Chrysler Auto Trust, Series 2002-B,
    Class A3,
    2.93%, 6/6/06                                              675          682
  Daimler Chrysler Auto Trust, Series 2002-C,
    Class A4,
    3.09%, 1/8/08                                              515          513
  Distribution Financial Services Trust, Series 1999-3,
    Class A4,
    6.65%, 3/15/11                                              24           24
  First Nationwide Trust, Series 2001-1, Class 2A2,
    7.00%, 6/25/31                                              21           22
                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)       (000S)
ASSET-BACKED SECURITIES - 12.4% - (CONTINUED)
  Fleet Credit Card Master Trust II, Series 2002-C,
    Class A,
    2.75%, 4/15/08                                            $725         $720
  Honda Auto Receivables Owner Trust,
    Series 2002-1, Class A4,
    4.22%, 4/16/07                                             555          573
  Honda Auto Receivables Owner Trust,
    Series 2002-3, Class A3,
    3.00%, 5/18/06                                             340          344
  LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
    6.78%, 6/15/31                                             375          417
  Lehman Federal Housing Authority Title Loan Trust,
    Interest Only Stripped Security, Series 1996-2,
    Class S,
    0.59%, 5/25/17                                               -           34
  MBNA Credit Card Master Note Trust,
    Series 2002-A6, Class A6,
    3.90%, 11/15/07                                             85           87
  Norwest Asset Securities Corp.,
    Series 1998-6, Class A15,
    6.75%, 4/25/28                                           1,550        1,585
  PNC Mortgage Securities Corp., Series 1996-PR1,
    Class A,
    5.91%, 4/28/27                                             379          349
  PP&L Transition Bond Co. LLC, Series 1999-1,
    Class A5,
    6.83%, 3/25/07                                             743          793
  PP&L Transition Bond Co. LLC, Series 1999-1,
    Class A6,
    6.96%, 12/26/07                                            450          494
  Residential Accredit Loans, Inc., Series 2001-QS18,
    Class A1,
    6.50%, 12/25/31                                            330          343
  Residential Funding Mortgage Securities I,
    Series 2001-S9, Class A5,
    6.75%, 4/25/31                                             238          240
  Residential Funding Mortgage Securities II,
    Series 2001-HI2, Class AI3,
    5.67%, 6/25/14                                             333          337
  Residential Funding Mortgage Securities II,
    Series 2001-HI3, Class AI2,
    5.33%, 5/25/12                                             576          576
  USAA Auto Owner Trust, Series 2002-1, Class A3,
    2.41%, 10/16/06                                            185          185

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)       (000S)
ASSET-BACKED SECURITIES - 12.4% - (CONTINUED)
  Washington Mutual Mortgage Security Corp.,
    Series 2002-AR15, Class A5,
    4.38%, 12/25/32                                           $445         $447
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $12,622)                                                           12,777

CORPORATE BONDS - 17.6%
Aerospace/Defense - 0.1%
  Raytheon Co.,
    5.50%, 11/15/12                                            105          103
--------------------------------------------------------------------------------
Auto Manufacturers - 0.5%
  Daimler Chrysler NA Holding Corp.,
    8.50%, 1/18/31                                             125          148
  Ford Motor Co.,
    7.45%, 7/16/31                                             370          312
--------------------------------------------------------------------------------
                                                                            460
--------------------------------------------------------------------------------
Banks - 2.6%
  Bank of America Corp.,
    3.88%, 1/15/08                                             250          248
    4.88%, 9/15/12                                             495          485
  Bank of New York (The) Co., Inc.,
    3.75%, 2/15/08                                             340          336
  Bank One Corp.,
    5.90%, 11/15/11                                            295          311
    5.25%, 1/30/13                                             195          194
  First Union Corp., Puttable 8/1/06 @ Par,
    6.82%, 8/1/26                                              155          177
  JP Morgan Chase & Co.,
    5.25%, 5/30/07                                             250          257
  Marshall & Ilsley Corp.,
    5.75%, 9/1/06                                              420          450
  Wells Fargo Bank,
    6.45%, 2/1/11                                              245          268
--------------------------------------------------------------------------------
                                                                          2,726
--------------------------------------------------------------------------------
Beverages - 0.9%
  Anheuser-Busch Cos., Inc.,
    5.95%, 1/15/33                                             325          328
  Bottling Group LLC,/(1)/
    4.63%, 11/15/12                                            300          292

                                                         PRINCIPAL
                                                          AMOUNT         VALUE
                                                          (000S)         (000S)
CORPORATE BONDS - 17.6% - (CONTINUED)
Beverages - 0.9% - (continued)
  Grand Metropolitan Investment Corp.,
    Puttable 4/15/05 @ Par,
    7.45%, 4/15/35                                            $300         $352
--------------------------------------------------------------------------------
                                                                            972
--------------------------------------------------------------------------------
Cable Television - 0.3%
  Comcast Cable Communications,
    6.75%, 1/30/11                                             145          143
  Continental Cablevision,
    8.30%, 5/15/06                                              20           21
  Cox Communications, Inc.,
    7.13%, 10/1/12                                             150          158
--------------------------------------------------------------------------------
                                                                            322
--------------------------------------------------------------------------------
Chemicals - 0.1%
  du Pont (E.I.) de Nemours & Co.,
    4.75%, 11/15/12                                            110          110
--------------------------------------------------------------------------------
Computers - 0.1%
  IBM Corp.,
    5.88%, 11/29/32                                            105          101
--------------------------------------------------------------------------------
Diversified Financial Services - 4.4%
  American Express Co.,
    6.88%, 11/1/05                                              35           39
    3.75%, 11/20/07                                            290          286
  Boeing Capital Corp.,
    5.80%, 1/15/13                                             120          120
  CIT Group, Inc.,
    5.50%, 11/30/07                                             75           74
  Citigroup, Inc.,
    6.00%, 2/21/12                                             495          528
    6.63%, 6/15/32                                             200          209
  Countrywide Home Loans, Inc.,
    5.50%, 8/1/06                                              125          130
  Credit Suisse First Boston USA, Inc.,
    6.50%, 1/15/12                                             150          156
  General Electric Capital Corp.,
    7.38%, 1/19/10                                             475          544
    6.75%, 3/15/32                                             145          154
  General Motors Acceptance Corp.,
    6.88%, 9/15/11                                             520          504
    6.88%, 8/28/12                                             290          279
    8.00%, 11/1/31                                             200          195
  Goldman Sachs Group, Inc.,
    6.88%, 1/15/11                                             305          334

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  37  FIXED INCOME PORTFOLIOS

---------------------------------
FIXED INCOME PORTFOLIOS
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CORE BOND PORTFOLIO (continued)

                                                                PRINCIPAL
                                                                 AMOUNT   VALUE
                                                                 (000S)   (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 17.6% - (CONTINUED)
--------------------------------------------------------------------------------
Diversified Financial Services - 4.4% - (continued)
   Household Finance Corp.,
     7.00%, 5/15/12                                               $ 30     $ 31
     6.38%, 11/27/12                                               380      380
   Lehman Brothers Holdings, Inc.,
     5.88%, 11/15/17                                               120      119
   Morgan Stanley Dean Witter & Co.,
     6.10%, 4/15/06                                                125      133
     6.60%, 4/1/12                                                 270      291
--------------------------------------------------------------------------------
                                                                          4,506
--------------------------------------------------------------------------------
Electric - 0.3%
   DPL, Inc.,
     8.25%, 3/1/07                                                 295      275
--------------------------------------------------------------------------------
Food - 0.5%
   Sara Lee Corp.,
     6.13%, 11/1/32                                                325      333
   Unilever Capital Corp.,
     5.90%, 11/15/32                                               250      249
--------------------------------------------------------------------------------
                                                                            582
--------------------------------------------------------------------------------
Forest Products & Paper - 0.8%
   International Paper Co., /(1)/
     5.85%, 10/30/12                                               250      254
   MeadWestvaco Corp.,
     6.80%, 11/15/32                                               125      123
   Weyerhaeuser Co.,
     6.13%, 3/15/07                                                240      251
     7.38%, 3/15/32                                                175      186
--------------------------------------------------------------------------------
                                                                            814
--------------------------------------------------------------------------------
Hand/Machine Tools - 0.2%
   Emerson Electric Co.,
     4.63%, 10/15/12                                               245      236
--------------------------------------------------------------------------------
Insurance - 0.5%
   AIG SunAmerica Global Financing IX, /(1)/
     6.90%, 3/15/32                                                445      500
--------------------------------------------------------------------------------
Media - 1.3%
   AOL Time Warner, Inc.,
     6.95%, 1/15/28                                                320      295
   Disney (The Walt) Co.,
     6.38%, 3/1/12                                                 100      107
     7.00%, 3/1/32                                                  70       76
   News America Holdings, Inc.,
     7.60%, 10/11/15                                               100      102
   Reed Elsevier Capital, Inc.,
     6.13%, 8/1/06                                                 185      197
   Westinghouse Electric Corp.,
     7.88%, 9/1/23                                                 445      514
--------------------------------------------------------------------------------
                                                                          1,291
--------------------------------------------------------------------------------
Mining - 0.1%
   Alcoa, Inc.,
     5.88%, 6/1/06                                                  65       70
--------------------------------------------------------------------------------
Oil & Gas - 1.3%
   ConocoPhillips, /(1)/
     4.75%, 10/15/12                                                95       93
     5.90%, 10/15/32                                               485      467
   Consolidated Natural Gas Co.,
     5.38%, 11/1/06                                                470      485
   Union Oil Co. of California,
     5.05%, 10/1/12                                                205      199
   Valero Energy Corp.,
     6.88%, 4/15/12                                                150      153
--------------------------------------------------------------------------------
                                                                          1,397
--------------------------------------------------------------------------------
Oil & Gas Producers - 0.6%
   Anadarko Petroleum Corp.,
     5.00%, 10/1/12                                                200      196
   Devon Energy Corp.,
     7.95%, 4/15/32                                                335      392
--------------------------------------------------------------------------------
                                                                            588
--------------------------------------------------------------------------------
Oil & Gas Services - 0.3%
   Praxair, Inc.,
     6.38%, 4/1/12                                                 290      313
--------------------------------------------------------------------------------
Retail - 0.4%
   Kohl's Corp.,
     6.00%, 1/15/33                                                120      117
   Target Corp.,
     5.38%, 6/15/09                                                105      110
     6.35%, 11/1/32                                                125      128
--------------------------------------------------------------------------------
                                                                            355
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                AMOUNT   VALUE
                                                                (000S)   (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 17.6% - (CONTINUED)
--------------------------------------------------------------------------------
Supermarkets - 0.7%
  Kroger Co.,
    6.20%, 6/15/12                                               $470     $486
  Safeway, Inc.,
    5.80%, 8/15/12                                                200      203
--------------------------------------------------------------------------------
                                                                           689
--------------------------------------------------------------------------------
Savings & Loans - 0.2%
  Washington Mutual Bank FA,
    6.88%, 6/15/11                                                110      120
    5.50%, 1/15/13                                                125      124
--------------------------------------------------------------------------------
                                                                           244
--------------------------------------------------------------------------------
Telecommunications - 0.7%
  AT&T Corp., Senior Notes,
    8.00%, 11/15/31                                               150      152
  AT&T Wireless Services, Inc.,
    8.75%, 3/1/31                                                  50       46
  Sprint Capital Corp.,
    8.75%, 3/15/32                                                100       87
  Verizon New Jersey, Inc.,
    5.88%, 1/17/12                                                440      451
--------------------------------------------------------------------------------
                                                                           736
--------------------------------------------------------------------------------
Textiles - 0.2%
  Mohawk Industries, Inc.,
    7.20%, 4/15/12                                                210      230
--------------------------------------------------------------------------------
Transportation - 0.5%
  Burlington Northern Santa Fe Corp.,
    6.70%, 8/1/28                                                 100      105
  Caliber System, Inc.,
    7.80%, 8/1/06                                                 265      298
  Norfolk Southern Corp.,
    7.25%, 2/15/31                                                105      115
--------------------------------------------------------------------------------
                                                                           518
--------------------------------------------------------------------------------
Total Corporate Bonds
--------------------------------------------------------------------------------
(Cost $17,843)                                                          18,138

--------------------------------------------------------------------------------
FOREIGN BONDS - 2.4%
--------------------------------------------------------------------------------
Beverages - 0.1%
  Diageo Capital PLC,
    3.50%, 11/19/07                                                95       93
--------------------------------------------------------------------------------
Regional - 1.6%
  Financement-Quebec,
    5.00%, 10/25/12                                               655      651
Regional - 1.6% (continued)
  Province of Ontario,
    3.50%, 9/17/07                                                460      457
  Province of Quebec,
    5.50%, 4/11/06                                                490      524
--------------------------------------------------------------------------------
                                                                         1,632
--------------------------------------------------------------------------------
Telecommunications - 0.7%
  British Telecommunications PLC,
    8.88%, 12/15/30                                               200      247
  Deutsche Telekom International Finance BV,
    8.75%, 6/15/30                                                150      163
  France Telecom,
    10.00%, 3/1/31                                                 70       83
  Vodafone Group PLC,
    7.75%, 2/15/10                                                100      114
    6.25%, 11/30/32                                               125      121
--------------------------------------------------------------------------------
                                                                           728
--------------------------------------------------------------------------------
Total Foreign Bonds
--------------------------------------------------------------------------------
(Cost $2,447)                                                            2,453

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.2%
--------------------------------------------------------------------------------
Fannie Mae - 29.4%
    3.00%, 6/15/04                                                360      365
    5.00%, 5/14/07                                                625      650
    6.63%, 11/15/10                                             1,075    1,224
    6.00%, 1/18/12                                                435      456
    4.38%, 9/15/12                                                480      465
    5.00%, 1/1/17                                               1,480    1,486
    6.50%, 12/1/32                                              6,950    7,178
  Interest Only Stripped Security, Series 278, Class 2,
    1.25%, 8/1/25                                                  --       22
  Pool #323099,
    6.00%, 4/1/13                                               2,747    2,869
  Pool #535714,
    7.50%, 1/1/31                                                 906      957
  Pool #535982,
    7.50%, 5/1/31                                               1,829    1,933
  Pool #535996,
    7.50%, 6/1/31                                               1,530    1,617
  Pool #649623,
    6.50%, 8/1/32                                               1,938    2,003

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 FIXED INCOME PORTFOLIOS

---------------------------------
     FIXED INCOME PORTFOLIOS
---------------------------------
--------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                  NOVEMBER 30, 2002
--------------------------------------------------------------------------

CORE BOND PORTFOLIO (continued)



                                                    PRINCIPAL
                                                     AMOUNT          VALUE
                                                     (000S)         (000S)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 43.2% - (CONTINUED)
--------------------------------------------------------------------------
Fannie Mae - 29.4% (continued)
  Pool #652797,
    6.00%, 8/1/32                                      $2,460      $ 2,517
  Pool TBA, /(2)/
    5.50%, 12/31/17                                       450          461
    7.00%, 12/1/28                                      5,060        5,283
    5.50%, 12/1/29                                        845          847
--------------------------------------------------------------------------
                                                                    30,333
--------------------------------------------------------------------------
Freddie Mac - 3.9%
    3.88%, 2/15/05                                        330          341
    4.25%, 6/15/05                                        405          421
    5.25%, 1/15/06                                      1,785        1,909
    5.75%, 4/29/09                                        635          659
    6.25%, 7/15/32                                         40           43
 Series 2407, Class BJ,
    6.50%, 1/15/32                                        675          698
--------------------------------------------------------------------------
                                                                     4,071
--------------------------------------------------------------------------
Freddie Mac Gold - 3.2%
  Pool #C00835,
    6.50%, 7/1/29                                         875          905
  Pool #E83412,
    5.50%, 5/1/16                                         611          627
  Pool #G01186,
    7.50%, 2/1/31                                         170          180
  Pool TBA, /(2)/
    5.50%, 12/1/29                                      1,580        1,584
--------------------------------------------------------------------------
                                                                     3,296
--------------------------------------------------------------------------
Government National Mortgage Association - 6.6%
   Pool #781288,
     6.50%, 5/15/31                                     5,898        6,137
   Pool TBA,/(2)/
     6.00%, 11/15/17                                      630          659
--------------------------------------------------------------------------
                                                                     6,796
--------------------------------------------------------------------------
Government National Mortgage Association II - 0.1%
   Pool #3249,
     6.00%, 6/20/32                                        97          100
--------------------------------------------------------------------------
Total U.S. Government Agencies
--------------------------------------------------------------------------
(Cost $44,155)                                                      44,596

--------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 21.6%
--------------------------------------------------------------------------
U.S. Treasury Bonds - 7.4%
     7.25%, 5/15/16                                       415          514
     7.50%, 11/15/16                                    2,165        2,736
     8.88%, 2/15/19                                         5            7
     8.13%, 8/15/19                                     1,795        2,411
     5.50%, 8/15/28                                       616          640
     5.25%, 11/15/28                                    1,265        1,269
--------------------------------------------------------------------------
                                                                     7,577
--------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds - 3.8%
     3.88%, 1/15/09                                     3,300        3,956
--------------------------------------------------------------------------
U.S. Treasury Notes - 10.4%
     3.38%, 4/30/04                                       740          757
     1.88%, 9/30/04                                       145          145
     2.13%, 10/31/04                                    3,000        3,006
     2.00%, 11/30/04                                    3,505        3,499
     6.75%, 5/15/05                                        14           15
     3.00%, 11/15/07                                    2,190        2,164
     4.00%, 11/15/12                                    1,140        1,120
--------------------------------------------------------------------------
                                                                    10,706
--------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------
(Cost $22,198)                                                      22,239
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 19.7%
--------------------------------------------------------------------------
  FHLB Discount Note,
     1.21%, 12/2/02                                     4,859        4,859
  Societe Generale, Grand Cayman,
    Eurodollar Time Deposit,
     1.31%, 12/2/02                                    15,478       15,478
--------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------
(Cost $20,337)                                                      20,337

--------------------------------------------------------------------------
Total Investments - 118.1%
--------------------------------------------------------------------------
(Cost $121,117)                                                    121,821
--------------------------------------------------------------------------
    Liabilities less Other Assets - (18.1)%                        (18,635)
--------------------------------------------------------------------------
NET ASSETS - 100.0%                                               $103,186

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $2,887,000 or 2.8% of net assets.

(2)  When-Issued Security.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         -----------------------
                                                         FIXED INCOME PORTFOLIOS
                                                         -----------------------
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2002
--------------------------------------------------------------------------------

U.S. TREASURY INDEX PORTFOLIO
                                                        PRINCIPAL
                                                         AMOUNT           VALUE
                                                         (000S)           (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 98.6%
--------------------------------------------------------------------------------
U.S. Treasury Bonds - 35.2%
   14.00%, 11/15/11                                      $  660          $   928
   12.50%, 8/15/14                                        1,000            1,503
   9.88%, 11/15/15                                          500              748
   7.25%, 5/15/16                                         1,500            1,858
   9.00%, 11/15/18                                        1,100            1,582
   8.13%, 8/15/19                                         1,400            1,881
   8.75%, 8/15/20                                         1,000            1,424
   8.00%, 11/15/21                                        1,200            1,611
   6.25%, 8/15/23                                         2,000            2,259
   6.50%, 11/15/26                                        1,700            1,992
   5.25%, 2/15/29                                         1,000            1,004
   6.25%, 5/15/30                                         1,600            1,842
--------------------------------------------------------------------------------
                                                                          18,632
--------------------------------------------------------------------------------
U.S. Treasury Notes - 63.4%
   3.00%, 1/31/04                                         2,200            2,235
   5.88%, 2/15/04                                         2,300            2,417
   3.38%, 4/30/04                                         2,200            2,250
   3.25%, 5/31/04                                         1,600            1,634
   6.00%, 8/15/04                                         2,000            2,137
   2.13%, 8/31/04                                         1,200            1,203
   7.50%, 2/15/05                                         1,600            1,783
   6.75%, 5/15/05                                         1,100            1,216
   6.50%, 8/15/05                                         1,000            1,107
   5.75%, 11/15/05                                        1,450            1,582
   7.00%, 7/15/06                                         2,100            2,398
   6.25%, 2/15/07                                         2,100            2,364
   6.13%, 8/15/07                                         2,600            2,927
   5.63%, 5/15/08                                         1,250            1,385
   4.75%, 11/15/08                                        1,000            1,062
   6.00%, 8/15/09                                         1,000            1,130
   6.50%, 2/15/10                                           950            1,103
   5.75%, 8/15/10                                         1,450            1,616
   4.88%, 2/15/12                                         1,900            1,999
--------------------------------------------------------------------------------
                                                                          33,548
--------------------------------------------------------------------------------
Total U.S. Government Obligations
--------------------------------------------------------------------------------
(Cost $50,588)                                                            52,180

SHORT-TERM INVESTMENT - 0.3%
   FHLB Discount Note,
     1.21%, 12/2/02                                         177              177
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $177)                                                                  177
--------------------------------------------------------------------------------
Total Investments - 98.9%
--------------------------------------------------------------------------------
(Cost $50,765)                                                            52,357
--------------------------------------------------------------------------------
   Other Assets less Liabilities - 1.1%                                      550
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $52,907

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 FIXED INCOME PORTFOLIOS

-----------------------------
FIXED INCOME PORTFOLIOS
-----------------------------

--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
  INTERMEDIATE BOND PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                          (000S)       (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 11.5%
--------------------------------------------------------------------------------
   Advanta Mortgage Loan Trust,
     Series 2000-1, Class A4,
     8.61%, 3/25/28                                        $ 130        $ 144
   Bank One Issuance Trust, Series 2002-A4,
     Class A4,
     2.94%, 6/16/08                                          210          210
   Capital Auto Receivables Asset Trust,
     Series 2002-3, Class A2A,
     3.05%, 9/15/05                                          175          177
   Capital Auto Receivables Asset Trust,
     Series 2002-4, Class A4,
     2.64%, 3/17/08                                          255          254
   Chase Funding Mortgage Loan Asset-
     Backed Certificates, Series 2002-2,
     Class 1A1,
     2.81%, 6/25/16                                          184          185
   Chase Manhattan Bank-First Union
     National Bank, Series 1999-1, Class A2,
     7.44%, 8/15/31                                          195          223
   Citibank Credit Card Issuance Trust,
     Series 2001-A8, Class A8,
     4.10%, 12/7/06                                          150          155
   Citibank Credit Card Issuance Trust,
     Series 2002-A3, Class A3,
     4.40%, 5/15/07                                          350          364
   Commercial Mortgage Asset Trust,
     Series 1999-C1, Class A3,
     6.64%, 9/17/10                                          460          510
   Daimler Chrysler Auto Trust, Series 2002-B,
     Class A3,
     2.93%, 6/6/06                                           350          354
   Daimler Chrysler Auto Trust, Series 2002-C,
     Class A4,
     3.09%, 1/8/08                                           225          224
   Distribution Financial Services Trust,
     Series 1999-3, Class A4,
     6.65%, 3/15/11                                          103          105
   First Nationwide Trust, Series 2001-1,
     Class 2A2,
     7.00%, 6/25/31                                          225          231
   Fleet Credit Card Master Trust II,
     Series 2002-C, Class A,
     2.75%, 4/15/08                                          175          174
   GMAC Commercial Mortgage Securities,
     Inc., Series 1999-C1, Class A2,
     6.18%, 5/15/33                                          125          136
   Honda Auto Receivables Owner Trust,
     Series 2002-1, Class A3,
     3.50%, 10/17/05                                         120          122
   Honda Auto Receivables Owner Trust,
     Series 2002-1, Class A4,
     4.22%, 4/16/07                                          250          258
   Honda Auto Receivables Owner Trust,
     Series 2002-3, Class A3,
     3.00%, 5/18/06                                          200          202
   Isuzu Auto Owner Trust, Series 2001-1,
     Class A4,
     5.31%, 1/22/07                                          109          114
   LB Commercial Conduit Mortgage Trust,
     Series 1999-C1, Class A2,
     6.78%, 6/15/31                                           75           83
   MBNA Credit Card Master Note Trust,
     Series 2002-A6, Class A6,
     3.90%, 11/15/07                                          70           72
   PP&L Transition Bond Co. LLC,
     Series 1999-1, Class A6,
     6.96%, 12/26/07                                         330          362
   Residential Funding Mortgage Securities I,
     Series 2001-S9, Class A5,
     6.75%, 4/25/31                                           85           86
   Residential Funding Mortgage Securities
     II, Series 2001-HI2, Class AI3,
     5.67%, 6/25/14                                           83           84
   Residential Funding Mortgage Securities
     II, Series 2001-HI3, Class AI2,
     5.33%, 5/25/12                                          126          126
   USAA Auto Owner Trust, Series 2002-1,
     Class A3,
     2.41%, 10/16/06                                          90           90
   Washington Mutual Mortgage Security
     Corp., Series 2002-AR15, Class A5,
     4.38%, 12/25/32                                         170          171
--------------------------------------------------------------------------------
 Total Asset-Backed Securities
--------------------------------------------------------------------------------
 (Cost $5,132)                                                          5,216

--------------------------------------------------------------------------------
CORPORATE BONDS - 22.2%
--------------------------------------------------------------------------------
   Aerospace/Defense - 0.2%
     Raytheon Co.,
       5.50%, 11/15/12                                        85           83

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS   42   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2002

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
                                                    (000S)            (000S)
CORPORATE BONDS - 22.2% - (CONTINUED)
Auto Manufacturers - 0.3%
   Daimler Chrysler NA Holding Corp.,
     7.30%, 1/15/12                                   $125            $137
---------------------------------------------------------------------------
Banks - 3.1%
   Bank of America Corp.,
     3.88%, 1/15/08                                    255             253
     4.88%, 9/15/12                                    230             225
   Bank of New York (The) Co., Inc.,
     3.75%, 2/15/08                                    225             222
   Bank One Corp.,
     5.90%, 11/15/11                                   145             153
     5.25%, 1/30/13                                     80              80
   JP Morgan Chase & Co.,
     5.25%, 5/30/07                                    230             237
   Marshall & Ilsley Corp.,
     5.75%, 9/1/06                                     111             119
   Wells Fargo Bank,
     6.45%, 2/1/11                                     115             125
---------------------------------------------------------------------------
                                                                     1,414
---------------------------------------------------------------------------
Beverages - 0.3%
   Bottling Group LLC,/(1)/
     4.63%, 11/15/12                                   125             122
---------------------------------------------------------------------------
Cable Television - 0.6%
   Comcast Cable Communications,
     6.75%, 1/30/11                                    115             114
   Continental Cablevision,
     8.30%, 5/15/06                                     25              26
   Cox Communications, Inc.,
     7.13%, 10/1/12                                    125             131
---------------------------------------------------------------------------
                                                                       271
---------------------------------------------------------------------------
Chemicals - 0.3%
   du Pont (E.I.) de Nemours & Co.,
     4.75%, 11/15/12                                   105             105
---------------------------------------------------------------------------
Computers - 0.2% IBM Corp.,
     4.75%, 11/29/12                                    70              68
---------------------------------------------------------------------------
Diversified Financial Services - 8.8%
   American Express Co.,
     3.75%, 11/20/07                                   165             163
   American General Finance Corp.,
     5.38%, 10/1/12                                     90              88
   Boeing Capital Corp.,
     5.80%, 1/15/13                                    110             110
   CIT Group, Inc.,
     5.50%, 11/30/07                                    45              44
   Citigroup, Inc.,
     5.50%, 8/9/06                                     350             372
     6.00%, 2/21/12                                    230             245
   Countrywide Home Loans, Inc.,
     5.50%, 8/1/06                                     344             357
   Credit Suisse First Boston USA, Inc.,
     6.50%, 1/15/12                                    150             156
   Ford Motor Credit Co.,
     5.80%, 1/12/09                                    500             445
   General Electric Capital Corp.,
     5.00%, 6/15/07                                    265             275
     6.00%, 6/15/12                                    230             241
   General Motors Acceptance Corp.,
     6.13%, 9/15/06                                    230             229
     6.88%, 9/15/11                                    100              97
     6.88%, 8/28/12                                    350             337
   Goldman Sachs Group, Inc.,
     6.88%, 1/15/11                                    140             153
   Household Finance Corp.,
     7.00%, 5/15/12                                    100             102
     6.38%, 11/27/12                                   175             175
   Lehman Brothers Holdings, Inc.,
     5.88%, 11/15/17                                   140             139
   Morgan Stanley Dean Witter & Co.,
     6.10%, 4/15/06                                    125             133
     6.60%, 4/1/12                                     130             140
---------------------------------------------------------------------------
                                                                     4,001
---------------------------------------------------------------------------
Electric - 0.3%
   DPL, Inc.,
     8.25%, 3/1/07                                     135             126
---------------------------------------------------------------------------
Forest Products & Paper - 0.7%
   International Paper Co.,/(1)/
     5.85%, 10/30/12                                   140             142
   Weyerhaeuser Co.,
     6.13%, 3/15/07                                     80              84
     6.75%, 3/15/12                                     95             101
---------------------------------------------------------------------------
                                                                       327
---------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 FIXED INCOME PORTFOLIO

-----------------------
FIXED INCOME PORTFOLIOS
-----------------------
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
   INTERMEDIATE BOND PORTFOLIO (continued)


                                                    PRINCIPAL
                                                      AMOUNT      VALUE
                                                      (000S)      (000S)
CORPORATE BONDS - 22.2% - (CONTINUED)
Hand/Machine Tools - 0.2%
   Emerson Electric Co.,
      4.63%, 10/15/12                                  $105         $101
------------------------------------------------------------------------
Media - 1.1%
   AOL Time Warner, Inc.,
      6.88%, 5/1/12                                      75           76
   Disney (The Walt) Co.,
      6.38%, 3/1/12                                     140          150
   News America Holdings, Inc.,
      7.60%, 10/11/15                                   125          128
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                      60           64
   Viacom, Inc.,
      6.40%, 1/30/06                                     90           96
------------------------------------------------------------------------
                                                                     514
------------------------------------------------------------------------
Mining - 0.2%
   Alcoa, Inc.,
      5.88%, 6/1/06                                      70           75
------------------------------------------------------------------------
Oil & Gas - 1.8%
   Apache Corp.,
      6.25%, 4/15/12                                    110          121
   ConocoPhillips, (1)
      4.75%, 10/15/12                                   230          224
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                    130          134
   Devon Financing Corp.,
      6.88%, 9/30/11                                    125          137
   Union Oil Co. of California,
      5.05%, 10/1/12                                     95           92
   Valero Energy Corp.,
      6.88%, 4/15/12                                    125          127
------------------------------------------------------------------------
                                                                     835
------------------------------------------------------------------------
Oil & Gas Producers - 0.2%
   Anadarko Petroleum Corp.,
      5.00%, 10/1/12                                     90           88
------------------------------------------------------------------------
Oil & Gas Services - 0.2%
   Praxair, Inc.,
      6.38%, 4/1/12                                      95          102
------------------------------------------------------------------------
Retail - 0.4%
   Target Corp.,
      5.38%, 6/15/09                                    185          195
------------------------------------------------------------------------
Savings & Loans - 0.4%
   Washington Mutual Bank FA,
      6.88%, 6/15/11                                     90           99
      5.50%, 1/15/13                                     85           84
------------------------------------------------------------------------
                                                                     183
------------------------------------------------------------------------
Supermarkets - 0.8%
   Kroger Co.,
      6.20%, 6/15/12                                    225          233
   Safeway, Inc.,
      5.80%, 8/15/12                                    135          137
------------------------------------------------------------------------
                                                                     370
------------------------------------------------------------------------
Telecommunications - 1.3%
   AT&T Corp., Senior Notes,
      7.30%, 11/15/11                                   125          128
   AT&T Wireless Services, Inc.,
      8.13%, 5/1/12                                      80           77
   Sprint Capital Corp.,
      8.38%, 3/15/12                                     80           73
   Verizon New England, Inc.,
      6.50%, 9/15/11                                     50           53
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                    250          256
------------------------------------------------------------------------
                                                                     587
------------------------------------------------------------------------
Textiles - 0.2%
   Mohawk Industries, Inc.,
      7.20%, 4/15/12                                     70           77
------------------------------------------------------------------------
Transportation - 0.6%
   Burlington Northern Santa Fe Corp.,
      5.90%, 7/1/12                                     100          105
   Caliber System, Inc.,
      7.80%, 8/1/06                                     120          135
   Norfolk Southern Corp.,
      6.75%, 2/15/11                                     35           38
------------------------------------------------------------------------
                                                                     278
------------------------------------------------------------------------
Total Corporate Bonds
------------------------------------------------------------------------
(Cost $9,994)                                                     10,059
------------------------------------------------------------------------
FOREIGN BONDS - 2.9%
------------------------------------------------------------------------
Beverages - 0.2%
   Diageo Capital PLC,
      3.50%, 11/19/07                                   115          113
------------------------------------------------------------------------



See Notes to the Financial Statements.




FIXED INCOME PORTFOLIOS  44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

-------------------------------------------------------------------------------
                                                              NOVEMBER 30, 2002
-------------------------------------------------------------------------------


                                                    PRINCIPAL
                                                     AMOUNT       VALUE
                                                     (000S)       (000S)
------------------------------------------------------------------------
FOREIGN BONDS - 2.9% - (CONTINUED)
------------------------------------------------------------------------
Regional - 1.7%
   Financement-Quebec,
      5.00%, 10/25/12                                 $ 305        $ 303
   Province of Ontario,
      3.50%, 9/17/07                                    215          213
   Province of Quebec,
      5.50%, 4/11/06                                    225          241
------------------------------------------------------------------------
                                                                     757
------------------------------------------------------------------------
Telecommunications - 1.0%
   British Telecommunications PLC,
      8.38%, 12/15/10                                   125          146
   Deutsche Telekom International
      Finance BV,
      8.50%, 6/15/10                                    100          110
   France Telecom,
      9.25%, 3/1/11                                      75           84
   Vodafone Group PLC,
      7.75%, 2/15/10                                     90          103
------------------------------------------------------------------------
                                                                     443
------------------------------------------------------------------------
Total Foreign Bonds
------------------------------------------------------------------------
(Cost $1,313)                                                      1,313


------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 38.4%
------------------------------------------------------------------------
Fannie Mae - 21.5%

      4.38%, 10/15/06                                 1,048        1,090
      5.00%, 5/14/07                                    620          645
      6.63%, 11/15/10                                 1,405        1,600
      6.00%, 1/18/12                                  1,110        1,163
      5.00%, 1/1/17                                   2,130        2,139
   Pool #545956,
      6.00%, 10/1/17                                  1,340        1,392
   Pool #585617,
      7.00%, 5/1/31                                       1            -
   Pool TBA, (2)
      5.50%, 12/31/17                                 1,665        1,705
------------------------------------------------------------------------
                                                                   9,734
------------------------------------------------------------------------
Freddie Mac - 8.4%
      3.00%, 7/15/04                                    265          269
      4.25%, 6/15/05                                    190          198
      5.25%, 1/15/06                                  2,090        2,234
      4.88%, 3/15/07                                    748          792
      5.75%, 4/29/09                                    275          286
------------------------------------------------------------------------
                                                                   3,779
------------------------------------------------------------------------
Freddie Mac Gold - 4.1%
   Pool #E91320,
      5.50%, 9/1/17                                   1,825        1,873
------------------------------------------------------------------------
Government National Mortgage Association - 3.3%
   Pool TBA, (2)
      6.00%, 11/15/17                                 1,430        1,496
------------------------------------------------------------------------
Government National Mortgage Association II - 1.1%
   Pool #3249,
      6.00%, 6/20/32                                    460          474
------------------------------------------------------------------------
Total U.S. Government Agencies
------------------------------------------------------------------------
(Cost $17,011)                                                    17,356


------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 21.6%
------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds - 4.3%
      3.88%, 1/15/09                                  1,600        1,918
------------------------------------------------------------------------
U.S. Treasury Notes - 17.3%
      1.88%, 9/30/04                                    205          205
      2.13%, 10/31/04                                   160          160
      2.00%, 11/30/04                                 1,650        1,647
      6.75%, 5/15/05                                      3            3
      5.75%, 11/15/05                                 1,453        1,585
      3.00%, 11/15/07                                 3,090        3,054
      4.00%, 11/15/12                                 1,205        1,184
------------------------------------------------------------------------
                                                                   7,838
------------------------------------------------------------------------
Total U.S. Government Obligations
------------------------------------------------------------------------
(Cost $9,761)                                                      9,756



See Notes to the Financial Statements.




         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  45  FIXED INCOME PORTFOLIOS

-----------------------
FIXED INCOME PORTFOLIOS
-----------------------
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 2002
--------------------------------------------------------------------------------
   INTERMEDIATE BOND PORTFOLIO (continued)


                                                  PRINCIPAL
                                                    AMOUNT       VALUE
                                                    (000S)      (000S)
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 16.6%
------------------------------------------------------------------------
   FHLB Discount Note,
      1.21%, 12/2/02                                 $  734      $   734
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
           1.31%, 12/2/02                             6,777        6,777
------------------------------------------------------------------------
Total Short-Term Investments
------------------------------------------------------------------------
(Cost $7,511)                                                      7,511


------------------------------------------------------------------------
Total Investments - 113.2%
------------------------------------------------------------------------
(Cost $50,722)                                                    51,211
   Liabilities less Other Assets - (13.2)%                        (5,957)
------------------------------------------------------------------------
NET ASSETS - 100.0%                                              $45,254

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $488,000 or 1.1% of net assets.
(2)  When-Issued Security.



See Notes to the Financial Statements.




FIXED INCOME PORTFOLIOS  46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         -----------------------
                                                         FIXED INCOME PORTFOLIOS
                                                         -----------------------
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 2002
--------------------------------------------------------------------------------
   SHORT-INTERMEDIATE BOND PORTFOLIO


                                                  PRINCIPAL
                                                    AMOUNT       VALUE
                                                    (000S)       (000S)
ASSET-BACKED SECURITIES - 15.6%
   Advanta Mortgage Loan Trust,
      Series 2000-1, Class A4,
      8.61%, 3/25/28                                $  500       $  554
   Capital Auto Receivables Asset Trust,
      Series 2002-3, Class A2A,
      3.05%, 9/15/05                                   500          506
   Chase Funding Mortgage Loan Asset-
      Backed Certificates, Series 2002-2,
      Class 1A1,
      2.81%, 6/25/16                                   460          462
   ComEd Transitional Funding Trust,
      Series 1998-1, Class A5,
      5.44%, 3/25/07                                 3,000        3,140
   Daimler Chrysler Auto Trust,
      Series 2001-B, Class A4,
      5.32%, 9/6/06                                  3,500        3,683
   Daimler Chrysler Auto Trust,
      Series 2002-B, Class A3,
      2.93%, 6/6/06                                  1,500        1,516
   Daimler Chrysler Auto Trust,
      Series 2002-C, Class A4,
      3.09%, 1/8/08                                  1,030        1,027
   EQCC Trust, Series 2002-1, Class 2A,
      1.68%, 11/25/31                                2,807        2,804
   First Nationwide Trust,
      Series 2001-1, Class 2A2,
      7.00%, 6/25/31                                   479          490
   Ford Credit Auto Owner Trust,
      Series 2001-E, Class A4,
      4.01%, 3/15/06                                 4,000        4,113
   GE Capital Mortgage Services, Inc.,
      6.00%, 4/25/09                                   410          417
   Honda Auto Receivables Owner Trust,
      Series 2002-1, Class A3,
      3.50%, 10/17/05                                  190          193
   Honda Auto Receivables Owner Trust,
      Series 2002-1, Class A4,
      4.22%, 4/16/07                                 1,345        1,390
   Honda Auto Receivables Owner Trust,
      Series 2002-3, Class A3,
      3.00%, 5/18/06                                   750          759
   Household Automotive Trust,
      Series 2000-2, Class A3,
      7.34%, 11/17/04                                1,100        1,116
   Lehman Federal Housing Authority Title I
      Loan Trust, Interest Only Stripped
      Security, Series 1995-6, Class S,
      0.49%, 11/25/16                                    -           94
   Lehman Federal Housing Authority Title I
      Loan Trust, Series 1995-3, Class A,
      8.00%, 5/25/16                                 1,089        1,088
   MBNA Credit Card Master Note Trust,
      Series 2001-A3, Class A3,
      1.89%, 12/15/08                                3,000        3,003
   PNC Mortgage Securities Corp.,
      Series 1996-PR1, Class A,
      5.91%, 4/28/27                                   666          614
   PP&L Transition Bond Co. LLC,
      Series 1999-1, Class A6,
      6.96%, 12/26/07                                  700          768
   Residential Funding Mortgage Securities
      I, Series 2001-S9, Class A5,
      6.75%, 4/25/31                                   395          398
   Residential Funding Mortgage Securities
      II, Series 2001-HI2, Class AI3,
      5.67%, 6/25/14                                   521          526
   Residential Funding Mortgage Securities
      II, Series 2001-HI3, Class AI2,
      5.33%, 5/25/12                                   744          744
   Toyota Auto Receivables Owner Trust,
      Series 2002-B, Class A2,
      2.79%, 12/15/04                                  310          312
   USAA Auto Owner Trust, Series 2002-1,
      Class A3,
      2.41%, 10/16/06                                  415          415
-----------------------------------------------------------------------
Total Asset-Backed Securities
-----------------------------------------------------------------------
(Cost $29,680)                                                   30,132


-----------------------------------------------------------------------
CORPORATE BONDS - 13.2%
-----------------------------------------------------------------------
Banks - 2.8%
   Bank of America Corp.,
      4.75%, 10/15/06                                1,000        1,041
      3.88%, 1/15/08                                 1,100        1,091
   Bank of New York (The) Co., Inc.,
      3.75%, 2/15/08                                 1,100        1,088
   JP Morgan Chase & Co.,
      5.25%, 5/30/07                                 1,000        1,029


See Notes to the Financial Statements.



         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  47  FIXED INCOME PORTFOLIOS

-----------------------
FIXED INCOME PORTFOLIOS
-----------------------
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
   SHORT-INTERMEDIATE BOND PORTFOLIO (continued)


                                                   PRINCIPAL
                                                     AMOUNT      VALUE
                                                     (000S)      (000S)
------------------------------------------------------------------------
CORPORATE BONDS - 13.2% - (CONTINUED)
------------------------------------------------------------------------
Banks - 2.8% - (continued)
   Marshall & Ilsley Corp.,
      5.75%, 9/1/06                                  $1,000       $1,070
------------------------------------------------------------------------
                                                                   5,319
------------------------------------------------------------------------
Chemicals - 0.3%
   du Pont (E.I.) de Nemours & Co.,
     3.38%, 11/15/07                                    645          637
------------------------------------------------------------------------
Diversified Financial Services - 6.6%
   American Express Co.,
      3.75%, 11/20/07                                   915          903
   American General Finance Corp.,
      4.50%, 11/15/07                                   975          971
   CIT Group, Inc.,
      5.50%, 11/30/07                                   200          198
   Citigroup, Inc.,
      5.50%, 8/9/06                                   2,000        2,124
   Ford Motor Credit Co.,
      6.50%, 1/25/07                                  2,100        2,046
   General Electric Capital Corp.,
      5.00%, 6/15/07                                  1,930        2,000
   General Motors Acceptance Corp.,
      7.50%, 7/15/05                                    710          738
      6.13%, 9/15/06                                    325          324
      6.13%, 8/28/07                                  2,000        1,969
   Morgan Stanley Dean Witter & Co.,
      6.10%, 4/15/06                                  1,400        1,493
------------------------------------------------------------------------
                                                                  12,766
------------------------------------------------------------------------
Electric - 0.8%
   DPL, Inc.,
      8.25%, 3/1/07                                     500          466
   Florida Power & Light Co.,
      6.88%, 12/1/05                                  1,020        1,115
------------------------------------------------------------------------
                                                                   1,581
------------------------------------------------------------------------
Media - 1.0%
   Reed Elsevier Capital, Inc.,
      6.13%, 8/1/06                                     720          766
   Viacom, Inc.,
      7.75%, 6/1/05                                   1,000        1,110
------------------------------------------------------------------------
                                                                   1,876
------------------------------------------------------------------------
Oil & Gas - 1.4%
   ConocoPhillips,/(1)/
      3.63%, 10/15/07                                 2,000        1,969
   Consolidated Natural Gas Co.,
      5.38%, 11/1/06                                    795          821
------------------------------------------------------------------------
                                                                   2,790
------------------------------------------------------------------------
Transportation - 0.3%
      Caliber System, Inc.,
      7.80%, 8/1/06                                     515          578
------------------------------------------------------------------------
Total Corporate Bonds
(Cost $25,232)                                                    25,547
------------------------------------------------------------------------
FOREIGN BONDS - 1.5%
------------------------------------------------------------------------
Beverages - 0.5%
  Diageo Capital PLC,
      6.63%, 6/24/04                                    505          538
      3.50%, 11/19/07                                   350          342
------------------------------------------------------------------------
                                                                     880
------------------------------------------------------------------------
Regional - 1.0%
   Province of Ontario,
      3.50%, 9/17/07                                    965          958
   Province of Quebec,
      5.50%, 4/11/06                                  1,000        1,071
------------------------------------------------------------------------
                                                                   2,029
------------------------------------------------------------------------
Total Foreign Bonds
------------------------------------------------------------------------
(Cost $2,891)                                                      2,909


------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 52.4%
------------------------------------------------------------------------
Fannie Mae - 25.4%
      3.00%, 6/15/04                                 10,000       10,143
      3.50%, 9/15/04                                  5,000        5,118
      4.38%, 10/15/06                                10,560       10,979
      5.00%, 5/14/07                                  5,005        5,207
      4.38%, 9/15/12                                  2,010        1,946

   Pool #545956,
      6.00%, 10/1/17                                  6,009        6,244
   Pool TBA, (2)
      6.00%, 12/1/28                                  9,000        9,343
------------------------------------------------------------------------
                                                                  48,980
------------------------------------------------------------------------
   Freddie Mac - 16.8%
      6.88%, 1/15/05                                  8,500        9,295
      3.88%, 2/15/05                                 13,175       13,591
      4.25%, 6/15/05                                    795          827



See Notes to the Financial Statements.




FIXED INCOME PORTFOLIOS  48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
                                                               NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                    AMOUNT       VALUE
                                                    (000S)       (000S)
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 52.4% - (CONTINUED)
------------------------------------------------------------------------
Freddie Mac - 16.8% - (continued)
      5.25%, 1/15/06                                $ 5,700     $  6,094
      4.88%, 3/15/07                                  2,435        2,579
------------------------------------------------------------------------
                                                                  32,386
------------------------------------------------------------------------
Freddie Mac Gold - 9.0%
      5.50%, 8/1/20                                   9,000        9,219
   Pool #E91320,
      5.50%, 9/1/17                                   7,916        8,125
------------------------------------------------------------------------
                                                                  17,344
------------------------------------------------------------------------
Government National Mortgage Association - 1.2%
   Pool TBA, (2)
      6.00%, 11/15/17                                 2,270        2,374
------------------------------------------------------------------------
Total U.S. Government Agencies
------------------------------------------------------------------------
(Cost $99,512)                                                   101,084


------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 15.8%
------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds - 4.6%
      3.88%, 1/15/09                                  7,300        8,750
------------------------------------------------------------------------
U.S. Treasury Notes - 11.2%
      3.88%, 7/31/03                                  1,400        1,423
      5.75%, 8/15/03                                  1,410        1,453
      2.00%, 11/30/04                                 5,965        5,955
      5.75%, 11/15/05                                 5,090        5,554
      3.00%, 11/15/07                                 7,325        7,238
------------------------------------------------------------------------
                                                                  21,623
------------------------------------------------------------------------
Total U.S. Government Obligations
------------------------------------------------------------------------
(Cost $30,395)                                                    30,373


------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 13.6%
------------------------------------------------------------------------
   Societe Generale, Grand Cayman,
      Eurodollar Time Deposit,
      1.31%, 12/2/02                                 26,135       26,135
------------------------------------------------------------------------
Total Short-Term Investment
------------------------------------------------------------------------
(Cost $26,135)                                                    26,135


------------------------------------------------------------------------
Total Investments - 112.1%
------------------------------------------------------------------------
(Cost $213,845)                                                  216,180
   Liabilities less Other Assets - (12.1)%                       (23,405)
------------------------------------------------------------------------
NET ASSETS - 100.0%                                             $192,775

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $1,969,000 or 1.0% of net assets.
(2)  When-Issued Security.




See Notes to the Financial Statements.



         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  49  FIXED INCOME PORTFOLIOS

-----------------------
FIXED INCOME PORTFOLIOS
-----------------------
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                     NOVEMBER 30, 2002
--------------------------------------------------------------------------------
   U.S. GOVERNMENT SECURITIES PORTFOLIO


                                                   PRINCIPAL
                                                     AMOUNT      VALUE
                                                     (000S)      (000S)
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 63.7%
------------------------------------------------------------------------
Fannie Mae - 45.6%
      5.25%, 6/15/06                                $ 9,130      $ 9,770
      5.00%, 5/14/07                                  2,870        2,986
      6.00%, 5/15/08                                  9,000        9,930
   Pool #313840,
      6.00%, 11/1/12                                 10,561       11,046
   Pool #323783,
      6.00%, 6/1/14                                   5,021        5,237
   Pool #650078,
      8.00%, 7/1/32                                   6,415        6,859
   Pool TBA, (1)
      7.00%, 12/1/28                                  6,110        6,379
------------------------------------------------------------------------
                                                                  52,207
------------------------------------------------------------------------
Federal Farm Credit Bank - 8.2%
      4.38%, 4/15/05                                  9,000        9,408
------------------------------------------------------------------------
Freddie Mac - 4.5%
      3.25%, 11/15/04                                 5,000        5,094
   Pool #410092,
      5.11%, 11/1/24                                     70           72
------------------------------------------------------------------------
                                                                   5,166
------------------------------------------------------------------------
Freddie Mac Gold - 1.3%
   Pool #E91020,
      5.50%, 8/1/17                                   1,449        1,487
------------------------------------------------------------------------
Government National Mortgage Association - 4.1%
   Pool #569843,
      6.00%, 6/15/17                                  4,544        4,756
------------------------------------------------------------------------
Total U.S. Government Agencies
------------------------------------------------------------------------
(Cost $71,857)                                                    73,024


U.S. Treasury Inflation Indexed Bonds - 4.5%
      3.88%, 1/15/09                                  4,300        5,155
------------------------------------------------------------------------
U.S. Treasury Notes - 28.2%
      6.00%, 8/15/04                                  9,800       10,470
      5.88%, 11/15/04                                 8,470        9,089
      2.00%, 11/30/04                                 2,000        1,996
      6.50%, 8/15/05                                  2,340        2,591
      3.50%, 11/15/06                                 6,000        6,119
      3.25%, 8/15/07                                  2,000        2,002
------------------------------------------------------------------------
                                                                  32,267
------------------------------------------------------------------------
Total U.S. Government Obligations
------------------------------------------------------------------------
(Cost $37,003)                                                    37,422


------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 10.2%
------------------------------------------------------------------------
   FHLB Discount Note,
      1.21%, 12/2/02                                 11,703       11,703
------------------------------------------------------------------------
Total Short-Term Investment
------------------------------------------------------------------------
(Cost $11,703)                                                    11,703


------------------------------------------------------------------------
Total Investments - 106.6%
------------------------------------------------------------------------
(Cost $120,563)                                                  122,149
------------------------------------------------------------------------
   Liabilities less Other Assets - (6.6)%                         (7,576)
------------------------------------------------------------------------
NET ASSETS - 100.0%                                             $114,573

(1) When-Issued Security.


See Notes to the Financial Statements.




FIXED INCOME PORTFOLIOS  50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2002




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, (the "Portfolios") each with its own investment objective. Each Portfolio, other than the International Bond Portfolio, is classified as diversified. Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the investment advisers for the International Bond, Bond, Intermediate Bond and Short-Intermediate Bond Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Prior to April 1, 2002, NTI and NTGIE served jointly as the investment advisers to the International Bond Portfolio and NTI served as the investment adviser to all of the other Portfolios. On April 1, 2002, NTGIE joined NTI as investment adviser of the Bond, Intermediate Bond, and Short-Intermediate Bond Portfolios. The Northern Trust Company ("TNTC") is the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the fixed income portfolios.

Each of the Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. As of November 30, 2002, Class A, Class C and Class D shares are outstanding for certain Portfolios.


2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such securities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. Fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates market value. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees.

B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on a trade date basis. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date or as soon as the information is available.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide was effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. The amortization and accretion requirement had no impact on the Portfolios, as the Portfolios were already in

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



compliance. The revised version of the Guide also requires paydown gains and losses on mortgage and asset-backed securities to be presented as interest income as opposed to a component of realized gains and losses. The effect of the accounting change had no impact on the total net assets of the Portfolios, but resulted in a net increase to gain/loss and decrease to net investment income.

C) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

D) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

E) FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to earn additional income. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.

The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

G) WHEN ISSUED/DELAYED DELIVERY SECURITIES - Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Net Asset Value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When Issued/Delayed Delivery securities as of November 30, 2002 are noted in each of the Portfolio's Schedule of Investments and Statement of Assets and Liabilities.

H) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in TNTC's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g. brokers approved by TNTC) as of their fiscal year end. TNTC receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Cash collateral is invested in the Liquid Assets Portfolio, one of the Trust's money market funds; non-cash collateral is held in custody for the Portfolios. The value of the collateral is monitored daily to ensure the value of such collateral is approximately 102% of the value of the total securities loaned to each borrower. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern for administering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations.

FIXED INCOME PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002




The fair value of securities loaned to borrowers and the value of collateral received from such borrowers and held by the Section as of November 30, 2002, were as follows:


                                            CASH     NON-CASH
                                 FAIR    COLLATERAL COLLATERAL
                               VALUE OF   HELD ON    HELD ON     FEES
                              SECURITIES BEHALF OF  BEHALF OF  PAID TO
         Amounts in thousands   LOANED    THE FUND   THE FUND  NORTHERN
         --------------------------------------------------------------
            Core Bond          $29,238    $18,587    $10,907    $  --
            U.S. Treasury
             Index              24,253     16,084      8,621       --
         --------------------------------------------------------------

The Core Bond Portfolio had loaned securities in the amount of 10.83% of net assets to Goldman, Sachs & Co. at November 30, 2002. No other loans to individual broker/dealers exceeded 10% of each respective Portfolio's net assets as of fiscal year end.

I) FEDERAL TAXES - It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At November 30, 2002, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                                 NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
         Amounts in thousands        2007         2008         2010
         --------------------------------------------------------------
         International Bond        $    --          $85         $831
         Bond                           --        7,456       22,947
         Core Bond                      --           --        2,526
         Intermediate Bond           1,117        1,510           --
         Short-Intermediate Bond        --       14,285        2,589
         --------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2002, the tax components of undistributed net investment income and realized gains were as follows:

                                               UNDISTRIBUTED
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          International Bond           $   --    $1,268     $   --
          Bond                             --       812         --
          Core Bond                        --        48         --
          U.S. Treasury Index              --        61      1,076
          Intermediate Bond                --        37         --
          Short-Intermediate Bond          --       129         --
          U.S. Government Securities       --     1,679        701
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2002, were as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          International Bond           $   --   $   829     $   --
          Bond                             --    45,282         --
          Core Bond                        --     8,285         --
          U.S. Treasury Index              --     2,314        899
          Intermediate Bond                --     1,887         --
          Short-Intermediate Bond          --     9,409         --
          U.S. Government Securities       --     4,975      1,177
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

J) DISTRIBUTIONS - Dividends from net investment income are declared and paid as follows:

                     -------------------------------------
                      International Bond          Annually
                      Bond                         Monthly
                      Core Bond                    Monthly
                      U.S. Treasury Index          Monthly
                      Intermediate Bond            Monthly
                      Short-Intermediate Bond      Monthly
                      U.S. Government Securities   Monthly
                     -------------------------------------

Each Portfolio's net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.



3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, based on a specified percentage of each Portfolio's average daily net assets. The annualized rate of such fee, effective April 1, 2002, is shown below. The annualized rate prior to April 1, 2002, is also shown below. For the year ended November 30, 2002, the investment advisers voluntarily agreed to waive a portion of the advisory fee as shown in the accompanying Statements of Operations.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




                                      ANNUAL        ANNUAL
                                   ADVISORY FEE  ADVISORY FEE  ADVISORY
                                     EFFECTIVE     PRIOR TO    FEE AFTER
                                   APRIL 1, 2002 APRIL 1, 2002 WAIVER *
        ----------------------------------------------------------------
        International Bond              .85%          .90%        .70%
        Bond                            .40           .60         .25
        Core Bond                       .40           .60         .25
        U.S. Treasury Index             .30           .40         .15
        Intermediate Bond               .40           .60         .25
        Short-Intermediate Bond         .40           .60         .25
        U.S. Government Securities      .40           .60         .25
        ----------------------------------------------------------------

*For periods prior to and after April 1, 2002.

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by TNTC of the expenses related thereto, TNTC receives a fee, computed daily and payable monthly, at an annual rate of .01%, .10% and .15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios. For compensation as custodian, TNTC receives an amount based on a pre-determined schedule of charges approved by the Board.


4   ADMINISTRATION AND DISTRIBUTION AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of .10% (.15% in the case of the International Bond Portfolio) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIE for its duties as investment adviser and TNTC for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis .10% of a Portfolio's average daily net assets (.25% for the International Bond Portfolio), the co-administrators will reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the year ended November 30, 2002, under such arrangements, are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.


5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .15% and .25% of the average daily net assets of the outstanding Class C and D shares, respectively.


6   INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 2002, (excluding short-term investments) were as follows:

                                 PURCHASES                  SALES
                          ------------------------ ------------------------
     Amounts in thousands U.S. GOVERNMENT   OTHER  U.S. GOVERNMENT   OTHER
     ----------------------------------------------------------------------
     International Bond     $    4,635    $ 45,727   $    4,575    $ 46,912
     Bond                    1,744,276     564,318    1,769,378     738,323
     Core Bond                 221,452      64,165      227,923     111,248
     U.S. Treasury Index        50,957          --       42,351          --
     Intermediate Bond          82,993      29,342       76,654      32,320
     Short-Intermediate
      Bond                     325,130      68,182      258,338     197,853
     U.S. Government
      Securities               276,484          --      269,643          --
     ----------------------------------------------------------------------

At November 30, 2002, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                           NET    COST FOR
                                          APPRE-  FEDERAL
                                         CIATION   INCOME
                     APPRECIA- DEPRECIA- (DEPRE-    TAX
Amounts in thousands   TION      TION    CIATION) PURPOSES
----------------------------------------------------------
International Bond      $903     $(252)    $651   $24,880
Bond                  12,310   (10,972)   1,338   819,666
Core Bond              1,324      (670)     654   121,167
U.S. Treasury Index    1,564       (56)   1,508    50,849
Intermediate Bond        699      (231)     468    50,743
Short-Intermediate
 Bond                  2,974      (739)   2,235   213,945
U.S. Government
  Securities           1,808      (227)   1,581   120,568
----------------------------------------------------------

FIXED INCOME PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002




7   BANK LOANS

On December 19, 2002, the Trust entered into a $150,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR (New York Interbank Offering Rate).

The Portfolios had no borrowings under this agreement during the year ended November 30, 2002.


8   SHARE TRANSACTIONS
Transactions in Class A Shares for the year ended November 30, 2002 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands SALES  DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ----------------------------------------------------------------
        International Bond      101        34          227         (92)
        Bond                 10,897     2,058       21,784      (8,829)
        Core Bond             3,028       839        8,934      (5,067)
        U.S. Treasury Index   2,217       113        2,106         224
        Intermediate Bond       294        76          365           5
        Short-Intermediate
         Bond                 5,884       442       10,547      (4,221)
        U.S. Government
         Securities           1,578       294        1,521         351
        ----------------------------------------------------------------

Transactions in Class A shares for the year ended November 30, 2001 were as follows:

                                                                 NET
                                     REINVESTED                INCREASE
        Amounts in thousands  SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ----------------------------------------------------------------
        International Bond       98        --          291        (193)
        Bond                 11,900     2,769       23,701      (9,032)
        Core Bond            21,470       711        6,709      15,472
        U.S. Treasury Index   2,074        73        1,784         363
        Intermediate Bond     2,152        88        1,527         713
        Short-Intermediate
         Bond                 8,427       833        8,257       1,003
        U.S. Government
         Securities             985       248          678         555
        ----------------------------------------------------------------

Transactions in Class C shares for the year ended November 30, 2002 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                   63       34           660        (563)
        U.S. Treasury Index   121        4            39          86
        ---------------------------------------------------------------

Transactions in Class C shares for the year ended November 30, 2001 were as follows:

                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                  661       95          1,741       (985)
        U.S. Treasury Index    63        2             33         32
        ---------------------------------------------------------------

Transactions in Class D shares for the year ended November 30, 2002 were as follows:

                                                                  NET
                                      REINVESTED                INCREASE
       Amounts in thousands    SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
       ------------------------------------------------------------------
       International Bond        6        --           --           6
       Bond                     11         1            5           7
       U.S. Treasury Index      16         1            3          14
       Intermediate Bond         3        --            1           2
       Short-Intermediate Bond   1        --           --           1
       U.S. Government
        Securities              27         2            3          26
       ------------------------------------------------------------------

Transactions in Class D shares for the year ended November 30, 2001 were as follows:


                                                                NET
                                    REINVESTED                INCREASE
        Amounts in thousands SALES DISTRIBUTIONS REDEMPTIONS (DECREASE)
        ---------------------------------------------------------------
        Bond                   8         1            7          2
        U.S. Treasury Index   10        --            6          4
        U.S. Government
         Securities           10         2           10          2
        ---------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TAX INFORMATION
                                                              NOVEMBER 30, 2002



CAPITAL GAINS DISTRIBUTIONS (Unaudited) - The following Portfolio made capital gain distributions in December 2002, and hereby designated 100% of the long-term capital gain distribution as 20%-rate capital gain dividends:

                                                LONG-TERM
                    PORTFOLIO                  CAPITAL GAIN
                    ---------------------------------------
                    U.S. Treasury Index           $0.44
                    U.S. Government Securities     0.12
                    ---------------------------------------

FIXED INCOME PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT AUDITORS
                                                              NOVEMBER 30, 2002



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios of the Northern Institutional Funds, as of November 30, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2002 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios at November 30, 2002, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2003

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- 22 for Northern Institutional Funds and 32 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director, Hawthorne Investors, Inc. (a        . PepsiAmericas (a soft
Age 67                     management advisory services and private investment          drink bottling
Trustee since 1997         company) since 1996;                                         company);
                         . Managing Partner, Hawthorne Investments, L.L.C. (a         . Kmart Corporation (a
                           management advisory services and private investment          retailing company);
                           company) since 2001;                                       . Ryerson Tull, Inc. (a
                         . Chairman and Director of Hussmann International, Inc. (a     metals distribution
                           refrigeration company) from 1998 to 2000;                    company).
                         . Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995; and
                           President from 1992 to 1993;
                         . Chairman, Federal Reserve Bank of Chicago from 1992
                           through 1994; and Deputy Chairman in 1991 and 1995.

Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm Group, Ltd. (a financial  . None
Age 62                     advisor) since 1993;
Trustee since 1994       . Principal and Co-Founder of Paradigm Capital since 1993;
                           Senior Partner of New-Ellis Ventures since 2001;
                         . Member of Advisory Board of Real-Time USA, Inc. (a
                           software development company);
                         . Member of the Board of Managers of The Liberty Hampshire
                           Company, LLC (a receivable securitization company);
                         . Director of University Eldercare, Inc. (an Alzheimer's
                           disease research and treatment company);
                         . Director of Financial Pacific Company (a small business
                           leasing company);
                         . Trustee, Dominican University.

William J. Dolan Jr.     . Partner of Arthur Andersen & Co. S.C. (an accounting       . None
Age 70                     firm) from 1966 to 1989;
Trustee since 2000       . Financial Consultant, Ernst & Young LLP (an accounting
                           firm) from 1992 to 1993 and 1997.

Sharon Gist Gilliam      . Executive Vice President, Unison-Maximus, Inc. (aviation   . None
Age 59                     and governmental consulting);
Trustee since 2001       . Director of Town and Country Utilities, Inc.;
                         . Director of Unison Consulting Group, Inc. until May 1999.

Sandra Polk Guthman      . President and CEO of Polk Bros. Foundation (an Illinois    . MB Financial Corp.
Age 58                     not-for-profit corporation) from 1993 to present.            (a municipal bond
Trustee since 1997                                                                      insurance company)
                                                                                        1999-2000.

Richard P. Strubel       . President, Chief Operating Officer and Director of Unext   . Gildan Activewear,
Age 63                     Inc. (a provider of educational services via the             Inc. (an athletic
Trustee since 1982         Internet) since 1999;                                        clothing marketing and
                         . Director, Cantilever Technologies (a private software        manufacturing
                           company) since 1999;                                         company);
                         . Trustee, The University of Chicago since 1987;             . Goldman Sachs
                         . Managing Director of Tandem Partners, Inc. (a privately      Mutual Fund Complex
                           held management services firm) until 1999.                   (69 portfolios).

FIXED INCOME PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002




INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                          OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation (philanthropic            .Coach, Inc.;
Age 66                           organization) from 1997 to 2001;                           .Payless Shoe Source,
Trustee since 2000             . Vice Chairman and Chief Administrative Officer of Sara      Inc. (a retail shoe
                                 Lee Corporation (a consumer product company) from 1994 to   store business);
                                 1997.                                                      .GATX Corporation (a
                                                                                             railroad holding
                                                                                             company);
                                                                                            .Bassett Furniture
                                                                                             Industries, Inc. (a
                                                                                             furniture
                                                                                             manufacturer).

Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of Sidley Austin Brown & Wood.     .None
Age 45
Trustee since 2000

Stephen Timbers/(3)/           . Director, President and Chief Executive Officer of         .USFreightways
Age 58                           Northern Trust Investments, Inc. since 2001;                Corporation.
Trustee since 2000             . President of Northern Trust Global Investments, a
                                 division of Northern Trust Corporation and Executive
                                 Vice President, The Northern Trust Company since 1998;
                               . President, Chief Executive Officer and Director of Zurich
                                 Kemper Investments (a financial services company) from
                                 1996 to 1998;
                               . President, Chief Operating Officer and Director of Kemper
                                 Corporation (a financial services company) from 1992 to
                                 1996;
                               . President and Director of Kemper Funds (a registered
                                 investment company) from 1990 to 1998.


(1)Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2002

OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS
OFFICER                          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Lloyd A. Wennlund                . Senior Vice President and Director of Northern Trust
Age 45                             Investments, Inc. since 2001;
50 South LaSalle Street          . Senior Vice President and other positions at The Northern
Chicago, IL 60675                  Trust Company, President of Northern Trust Securities,
President since 2000               Inc., and Managing Executive, Mutual Funds for Northern
                                   Trust Global Investments since 1989.

Eric K. Schweitzer               . Senior Vice President at Northern Trust Investments, Inc.
Age 41                             since 2001 and Senior Vice President at The Northern
50 South LaSalle Street            Trust Company and Director of Distribution, Product
Chicago, IL 60675                  Management and Client Services in the Mutual Fund Group
Vice President since 2000          of Northern Trust Global Investments since 2000;
                                 . Managing Director of Mutual Funds for US Bancorp from
                                   1997 to 2000.

Brian Ovaert                     . Senior Vice President and Department Head at The Northern
Age 41                             Trust Company overseeing Fund Accounting, Transfer Agent
50 South LaSalle Street            and Fund Administration functions, Division Manager of
Chicago, IL 60675                  Fund Accounting, 1992-1998;
Treasurer since 2002             . Audit Manager at Arthur Andersen LLP (an accounting firm)
                                   prior thereto.

Brian R. Curran                  . Vice President and Director of Fund Administration at
Age 35                             PFPC Inc. since 1997;
4400 Computer Drive              . Director of Fund Administration at State Street Bank &
Westborough, MA 01581              Trust Company from February 1997 to October 1997;
Vice President and               . Senior Auditor at Price Waterhouse LLP (an accounting
Assistant Treasurer since 1999     firm) prior thereto.

Stuart Schuldt                   . Vice President, Fund Administration, The Northern Trust
Age 40                             Company;
50 South LaSalle Street          . Vice President, Fund Accounting, Scudder Kemper (a mutual
Chicago, IL 60675                  fund company), from 1993 to 1998;
Assistant Treasurer since 2002   . Audit Manager, Arthur Andersen & Co. (an accounting firm)
                                   prior thereto.

Jeffrey A. Dalke, Esq.           . Partner in the law firm of Drinker Biddle & Reath LLP
Age 52
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.             . Vice President at PFPC Inc. since 1998;
Age 55                           . Attorney Consultant for Fidelity Management & Research (a
101 Federal Street                 financial service company), Investors Bank & Trust
Boston, MA 02110                   Company (a financial service provider) and First Data
Assistant Secretary since 1999     Investors Services Group, Inc. prior thereto.

Wes L. Ringo                     . Senior Vice President of Northern Trust Investments, Inc.
Age 52                             and Compliance Director of Northern Trust Securities,
50 South LaSalle Street            Inc. since 2001;
Chicago, IL 60675                . Managing Director, Assistant General Counsel and Director
Anti-Money Laundering Compliance   of Regulatory Affairs of U.S. Bancorp Piper Jaffrey from
Officer since 2002                 1996-2001.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

FIXED INCOME PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

(C)2003 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust.
                                                                NIF ANR FIX 1/03
================================================================================



        50 South LaSalle Street
        P.O. 75986
        Chicago, Illinois 60675-5986
        800/637-1380
        northernfunds.com/institutional



  NORTHERN           (SM)
  -------------------
  INSTITUTIONAL FUNDS


   [LOGO] Managed by
          Northern Trust

                                                               NOVEMBER 30, 2002




NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS


                              [PHOTO APPEARS HERE]




TRUST NORTHERN  for investment solutions

                                          [LOGO OF NORTHERN INSTITUTIONAL FUNDS]
                                              Managed by Northern Trust
                                          [LOGO OF NORTHERN TRUST APPEARS HERE]

               ----------------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Fund Distributors, LLC, not affiliated with Northern Trust.

                       2  PORTFOLIO MANAGEMENT COMMENTARY

                       6  STATEMENTS OF ASSETS AND LIABILITIES

                       7  STATEMENTS OF OPERATIONS

                       8  STATEMENTS OF CHANGES IN NET ASSETS

                      10  FINANCIAL HIGHLIGHTS

                          SCHEDULES OF INVESTMENTS

                          18    DIVERSIFIED ASSETS PORTFOLIO

                          24    GOVERNMENT PORTFOLIO

                          26    GOVERNMENT SELECT PORTFOLIO

                          28    TAX-EXEMPT PORTFOLIO

                          37    MUNICIPAL PORTFOLIO

                      45  ABBREVIATIONS AND OTHER INFORMATION

                      46  NOTES TO THE FINANCIAL STATEMENTS

                      49  REPORT OF INDEPENDENT AUDITORS

                      50  TRUSTEES AND OFFICERS

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY


DIVERSIFIED ASSETS PORTFOLIO                Brian E. Andersen--Portfolio Manager

For its most recent fiscal year ended November 30, 2002, the Diversified Assets Portfolio posted a 1.76 percent (Shares class) total return, compared with the
1.56 percent return of the iMoney Net's First Tier Institutional category. As of November 30, the Portfolio's 7-day current yield was 1.21 percent.

In 2002, a dichotomy between the economy and financial markets took hold. The domestic economy was remarkably resilient as growth rebounded and consumers continued to spend. By contrast, financial markets were extremely fragile. Equity indices fell for the third consecutive year and corporate spreads widened dramatically amid corporate governance concerns. In addition, geopolitical concerns, particularly the Iraqi situation, weighed on market sentiment. This general risk aversion created "safe haven" flows into money market assets, offsetting the detrimental impact of the low-yield environment. Although the economy performed well given the difficult environment, it lost momentum during the third quarter, eliciting a 50-basis-point easing by the Federal Reserve.

The Portfolio maintained an above-average duration throughout the year. We felt that excessive individual and corporate leverage, heightened risk aversion, and the lack of pent-up consumer demand for big-ticket items (cars and homes) would limit the strength of the economic rebound. In addition, the geopolitical risks and concern about the sustainability of consumer spending caused a significant risk of further economic downturn. The Portfolio benefited from its barbell strategy, particularly adding duration on yield backups, and locking in higher-yielding assets. Given the accounting scandals and the difficult credit environment, the Portfolio limited exposure to credit risk. Holdings of agencies and Treasuries were increased, while corporate exposures were reduced to only the highest-quality names.

Going into 2003, the Portfolio intends to maintain an above-average duration and a barbell strategy, as we expect no Fed action for the foreseeable future. Despite the record-low federal funds rate and significant monetary/fiscal stimulus, we feel that the economic risk case is to the downside. However, we recognize that if economy finds some traction, the Fed could quickly take back some of the easings. Thus, we intend to be more cautious in our interest rate positioning, adding duration only on sell-offs.


GOVERNMENT PORTFOLIO                           Mary Ann Flynn--Portfolio Manager

For its most recent fiscal year ended November 30, 2002, the Government Portfolio posted a 1.59 percent (Shares class) total return, compared with the
1.50 percent return of the iMoney Net's Government & Agencies Institutional category. As of November 30, the Portfolio's 7-day current yield was 1.19 percent.

In an attempt to stimulate and strengthen the economy, last November the Federal Reserve announced a surprise 50-basis-point decrease when the market was expecting 25 basis points, bringing the federal funds rate to a 41-year low of
1.25 percent. This was the twelfth ease since January 2001.

Faced with economic and geopolitical uncertainty, the stock and bond markets experienced continued volatility during 2002. Economic weakness, distrust in corporate America and the looming threat of war with Iraq caused a "flight-to-quality" out of stocks and corporate bonds and into Treasuries. The strong rally in the Treasury market over the period was spurred by a listless economy and low interest rates. These difficult business conditions may continue well into 2003, when the sluggish job market and stock market could slow consumer spending and stall the housing market. On a positive note, productivity gains are keeping a lid on inflation.

We expect the Fed to leave interest rates unchanged during most of 2003. Maintaining an above-average weighted average maturity relative to its benchmark has enabled the Portfolio to post a competitive yield. The Portfolio continues to buy on dips, using a barbell strategy. We are also employing floating-rate instruments with 90-day resets as a hedge against low interest rates. We plan to maintain a marginally long average maturity for the Portfolio in the current interest rate environment.



Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2002. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Visit northernfunds.com/institutional for the most recent performance information.


MONEY MARKET PORTFOLIOS  2  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PORTFOLIO MANAGEMENT COMMENTARY


GOVERNMENT SELECT PORTFOLIO                    Mary Ann Flynn--Portfolio Manager


For its most recent fiscal year ended November 30, 2002, the Government Select Portfolio posted a 1.67 percent (Shares class) total return, compared with the
1.50 percent return of the iMoney Net's Government & Agencies Institutional category. As of November 30, the Portfolio's 7-day current yield was 1.23 percent.

Following a surprise 50-basis-point cut on November 6, the first in 2002, we believe the Federal Reserve will continue to keep interest rates low for the near term in an attempt to stimulate the economy. This twelfth ease since January 2001 brings the federal funds rate to a 41-year low of 1.25 percent.

Weakness in the stock and corporate bond markets caused the 10-year note to rally over 100 basis points during the third quarter, despite the Fed's on-hold status. Low mortgage rates should spur the economy going forward, unless a difficult job market and a continued depressed stock market slow consumer spending.

During the first three quarters of 2002, Treasury gross coupons issued totaled $424.6 billion, up from $238.6 billion during the same period last year. Federal agencies increased long-term new issuance to $740.0 billion while short-term agency debt decreased to $631.9 billion. Mortgage securities totaled $1.54 trillion, up 39.4 percent from $1.10 trillion during the same period last year. As stated previously, we expect the Fed to keep interest rates steady for most of 2003. Given the flatness of the yield curve, the Portfolio plans to invest in shorter-term securities until the yield curve begins to steepen.


TAX-EXEMPT PORTFOLIO                             Kurt Stoeber--Portfolio Manager

For its most recent fiscal year ended November 30, 2002, the Tax-Exempt Portfolio posted a 1.31 percent (Shares class) total return, compared with the
1.11 percent return of the iMoney Net's Tax-Free Institutional category. As of November 30, the Portfolio's 7-day current yield was 1.07 percent, equivalent to a 1.74 percent yield for investors in the top marginal tax bracket.

The Portfolio continued to grow during the period as investors sought the safety and attractive after-tax yields of the tax-exempt market. During the course of 2002, declines in the corporate bond market and equity market continued to disappoint investors. For many institutional investors, the tax-exempt money market fund represented a safe harbor during uncertain times. The market witnessed an unprecedented amount of new debt issuance during the second half of the fiscal year as municipalities borrowed to cover budgetary shortfalls. Looking ahead, we expect this trend to continue as municipalities struggle with lower tax revenues associated with a soft economy.

Portfolio growth came at an impressive pace during the period, as investors viewed tax-exempt money market funds more favorably than other investment options. These additional portfolio assets were put to work by taking advantage of sizable new municipal issuance. By October 2002, the flood of new issuance pushed tax-exempt fund yields to the level of taxable funds. As new money continued to pour into the Portfolio, we purchased a variety of one-year notes in order to maintain portfolio duration.

The Federal Reserve's 50 basis point cut in November initially caused a steepening of the yield curve, although the entire curve has since shifted lower due to the lack of inflation and expectations that economic recovery seems farther down the road. Our strategy over the period has been to maintain a longer duration than the Portfolio's benchmark. In addition, one-year notes purchased during the summer months have performed well throughout the period's low interest rate environment. We have also worked to further diversify portfolio holdings and increase the Portfolio's already high credit quality.

Going forward, in order to further diversify portfolio composition at attractive yields, we plan to add new, high-quality issuers when technical opportunities present themselves. Currently, our outlook is in line with the Federal Reserve, as we believe that the risks for economic weakness and inflation are weighted equally.



Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2002. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com/institutional for the most recent performance information.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY


MUNICIPAL PORTFOLIO                              Kurt Stoeber--Portfolio Manager

For its most recent fiscal year ended November 30, 2002, the Municipal Portfolio posted a 1.41 percent (Shares class) total return, compared with the 1.11 percent return of the iMoney Net's Tax-Free Institutional category. As of November 30, the Portfolio's 7-day current yield was 1.18 percent, equivalent to a 1.92 percent yield for investors in the top marginal tax bracket.

The Portfolio continued to grow during the period as investors sought the safety and attractive after-tax yields of the tax-exempt market. During the course of 2002, declines in the corporate bond market and equity market continued to disappoint investors. For many institutional investors, the tax-exempt money market fund represented a safe harbor during uncertain times. The market witnessed an unprecedented amount of new debt issuance during the second half of the fiscal year as municipalities borrowed to cover budgetary shortfalls. Looking ahead, we expect this trend to continue as municipalities struggle with lower tax revenues associated with a soft economy.

Portfolio growth came at an impressive pace during the period, as investors viewed tax-exempt money market funds more favorably than other investment options. These additional portfolio assets were put to work by taking advantage of sizable new municipal issuance. By October 2002, the flood of new issuance pushed tax-exempt fund yields to the level of taxable funds. As new money continued to pour into the Portfolio, we purchased a variety of one-year notes in order to maintain portfolio duration.

The Federal Reserve's 50 basis point cut in November initially caused a steepening of the yield curve, although the entire curve has since shifted lower due to the lack of inflation and expectations that economic recovery seems farther down the road. Our strategy over the period has been to maintain a longer duration than the Portfolio's benchmark. In addition, one-year notes purchased during the summer months have performed well throughout the period's low interest rate environment. We have also worked to further diversify portfolio holdings and increase the Portfolio's already high credit quality.

Going forward, in order to further diversify portfolio composition at attractive yields, we plan to add new, high-quality issuers when technical opportunities present themselves. Currently, our outlook is in line with the Federal Reserve, as we believe that the risks for economic weakness and inflation are weighted equally.



Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2002. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return.

We compare our Portfolios to the iMoney Net Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com/institutional for the most recent performance information.

MONEY MARKET PORTFOLIOS  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----



                       THIS PAGE INTENTIONALLY LEFT BLANK

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2002


                                                       DIVERSIFIED               GOVERNMENT
Amounts in thousands,                                    ASSETS     GOVERNMENT     SELECT   TAX-EXEMPT   MUNICIPAL
except per share data                                   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                         $ 8,366,783  $1,479,123  $4,196,789    $920,272    $457,770
Repurchase agreements, at cost which approximates
  fair value                                             2,726,064   1,280,794           -           -           -
Cash                                                            50           -         476           1         247
Income receivable                                           25,171       1,762       1,650       3,616       1,477
Receivable for fund shares sold                             42,035      63,198     162,358       1,457           -
Receivable from affiliated administrator                       229          63          35          21          24
Prepaid and other assets                                        85          25          38           5           2
Total Assets                                            11,160,417   2,824,965   4,361,346     925,372     459,520
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                           113,558           -           -           -           -
Payable for fund shares redeemed                            44,919      15,420      41,942       8,626         174
Distributions payable to shareholders                       11,238       2,981       4,488         939         500
Payable to affiliates:
  Investment advisory fees                                   2,209         615         343         190          37
  Administration fees                                          884         246         343          76          37
  Custody and accounting fees                                  109          24          74           7           -
  Transfer agent fees                                           30           9          10           3           5
Accrued registration fees and other liabilities                457         188         252          38          27
Total Liabilities                                          173,404      19,483      47,452       9,879         780
------------------------------------------------------------------------------------------------------------------
Net Assets                                             $10,987,013  $2,805,482  $4,313,894    $915,493    $458,740
------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                          $10,986,504  $2,805,374  $4,313,901    $915,465    $458,722
Undistributed net investment income                            509         130          29          44          19
Accumulated undistributed net realized gains (losses)            -         (22)        (36)        (16)         (1)
Net Assets                                             $10,987,013  $2,805,482  $4,313,894    $915,493    $458,740
------------------------------------------------------------------------------------------------------------------
Net Assets:
  Shares                                               $10,861,104  $2,638,730  $4,068,010    $906,147    $413,098
  Service Shares                                           104,157      54,924     119,239       9,346      45,642
  Premier Shares                                            21,752     111,828     126,645           -           -

Total Shares Outstanding (no par value), Unlimited
  Shares Authorized:
  Shares                                                10,860,614   2,638,595   4,068,009     906,106     413,087
  Service Shares                                           104,144      54,923     119,239       9,350      45,635
  Premier Shares                                            21,747     111,824     126,645           -           -

Net Asset Value, Redemption and Offering Price Per
  Share:
  Shares                                                     $1.00       $1.00       $1.00       $1.00       $1.00
  Service Shares                                              1.00        1.00        1.00        1.00        1.00
  Premier Shares                                              1.00        1.00        1.00           -           -
------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS             FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002

                                                       DIVERSIFIED               GOVERNMENT
                                                         ASSETS     GOVERNMENT     SELECT   TAX-EXEMPT   MUNICIPAL
Amounts in thousands                                    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest income                                         $228,885      $56,461      $84,731    $13,128      $4,502

EXPENSES:

Investment advisory fees                                  27,167        7,322        9,926      1,982         596
Administration fees                                       10,867        2,929        4,552        793         280
Custody and accounting fees                                1,246          351           62        100          47
Transfer agent fees                                          222           81           63         16          19
Registration fees                                             62           75           51         24          30
Printing fees                                                102           39           57         17          18
Professional fees                                            327          105          172         20           9
Trustee fees and expenses                                    142           45           75          7           4
Other                                                        601          771          472         25         104
------------------------------------------------------------------------------------------------------------------
Total Expenses                                            40,736       11,718       15,430      2,984       1,107
  Less voluntary waivers of
    investment advisory fees                                   -            -       (5,375)         -        (315)
  Less expenses reimbursed by
    administrator                                         (2,046)        (682)        (513)      (174)       (110)
  Net Expenses                                            38,690       11,036        9,542      2,810         682
------------------------------------------------------------------------------------------------------------------
Net Investment Income                                    190,195       45,425       75,189     10,318       3,820
------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS (LOSSES):

Net realized gains (losses) on investments                   405          208          (27)       (16)         (1)
  Net Gains (Losses) on Investments                          405          208          (27)       (16)         (1)
------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations    $190,600      $45,633      $75,162    $10,302      $3,819
------------------------------------------------------------------------------------------------------------------


See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                DIVERSIFIED ASSETS               GOVERNMENT
                                                                     PORTFOLIO                   PORTFOLIO
Amounts in thousands                                            2002            2001          2002          2001
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                          $190,195        $388,983       $45,425      $107,519
Net realized gains (losses) on investment transactions              405             872           208             -
  Net Increase in Net Assets Resulting from Operations          190,600         389,855        45,633       107,519
-------------------------------------------------------------------------------------------------------------------
SHARES TRANSACTIONS: /(1)/
Shares sold                                                 102,190,410      94,842,036    29,875,782    28,510,002
Shares from reinvestment of dividends                             4,414          13,890         2,333         2,186
Shares redeemed                                            (100,954,688)    (92,763,007)  (29,986,632)  (27,827,737)
  Net Increase (Decrease) in Net Assets Resulting from
    Shares Transactions                                       1,240,136       2,092,919      (108,517)      684,451
-------------------------------------------------------------------------------------------------------------------
SERVICE SHARES TRANSACTIONS: /(1)/
Shares sold                                                   2,174,647       1,680,715       497,986       457,963
Shares from reinvestment of dividends                                36               -             -             -
Shares redeemed                                              (2,144,695)     (1,663,742)     (480,414)     (452,965)
  Net Increase (Decrease) in Net Assets Resulting from
    Service Shares Transactions                                  29,988          16,973        17,572         4,998
-------------------------------------------------------------------------------------------------------------------
PREMIER SHARES TRANSACTIONS: /(1)/
Shares sold                                                      62,810         132,142       332,898       324,202
Shares redeemed                                                 (95,935)       (107,153)     (340,041)     (281,767)
  Net Increase (Decrease) in Net Assets Resulting from
    Premier Shares Transactions                                 (33,125)         24,989        (7,143)       42,435
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                                     (188,306)       (385,156)      (43,621)     (102,098)
  Total Distributions to Shares Shareholders                   (188,306)       (385,156)      (43,621)     (102,098)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income                                       (1,417)         (2,398)         (531)       (1,607)
  Total Distributions to Service Shares Shareholders             (1,417)         (2,398)         (531)       (1,607)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income                                         (472)         (1,429)       (1,273)       (3,814)
  Total Distributions to Premier Shares Shareholders               (472)         (1,429)       (1,273)       (3,814)
-------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                       1,237,404       2,135,753       (97,880)      731,884

NET ASSETS:
Beginning of year                                             9,749,609       7,613,856     2,903,362     2,171,478
End of year                                                 $10,987,013      $9,749,609    $2,805,482    $2,903,362
-------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed (Overdistributed)
  Net Investment Income                                            $509             $ -          $130          $ -
-------------------------------------------------------------------------------------------------------------------

(1) The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.


See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

     GOVERNMENT SELECT                   TAX-EXEMPT                       MUNICIPAL
         PORTFOLIO                        PORTFOLIO                       PORTFOLIO
    2002            2001            2002            2001            2002            2001
--------------------------------------------------------------------------------------------
$     75,189    $    150,337    $     10,318    $     18,363    $      3,820    $      4,142
         (27)           --               (16)            215              (1)             21
      75,162         150,337          10,302          18,578           3,819           4,163
--------------------------------------------------------------------------------------------
  37,250,740      25,210,467       3,290,690       3,548,372       1,181,007         487,243
       5,402          10,142             872             612             851              89
 (37,468,677)    (23,516,589)     (3,069,143)     (3,528,927)       (910,481)       (424,244)
    (212,535)      1,704,020         222,419          20,057         271,377          63,088
--------------------------------------------------------------------------------------------
   1,199,274       1,564,863          19,458          43,701          86,631          83,926
        --              --              --              --              --              --
  (1,208,796)     (1,552,741)        (24,809)        (45,931)        (80,626)        (80,617)
      (9,522)         12,122          (5,351)         (2,230)          6,005           3,309
--------------------------------------------------------------------------------------------
     167,610          48,836            --            20,926            --              --
     (50,881)        (54,324)           --           (20,926)           --              --
     116,729          (5,488)           --              --              --              --
--------------------------------------------------------------------------------------------
     (73,454)       (143,978)        (10,418)        (18,016)         (3,357)         (2,995)
     (73,454)       (143,978)        (10,418)        (18,016)         (3,357)         (2,995)
--------------------------------------------------------------------------------------------
      (1,509)         (5,988)            (68)           (273)           (463)         (1,147)
      (1,509)         (5,988)            (68)           (273)           (463)         (1,147)
--------------------------------------------------------------------------------------------
        (226)           (371)           --               (74)           --              --
        (226)           (371)           --               (74)           --              --
--------------------------------------------------------------------------------------------
    (105,355)      1,710,654         216,884          18,042         277,381          66,418
   4,419,249       2,708,595         698,609         680,567         181,359         114,941
$  4,313,894    $  4,419,249    $    915,493    $    698,609    $    458,740    $    181,359
--------------------------------------------------------------------------------------------
$         29    $         20    $         44    $         47    $         19    $       --
--------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS


DIVERSIFIED ASSETS PORTFOLIO                                                            SHARES

Selected per share data                               2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $1.00            $1.00            $1.00            $1.00            $1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                     0.02             0.04             0.06             0.05             0.05
   Total Income from Investment Operations                0.02             0.04             0.06             0.05             0.05
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                            (0.02)           (0.04)           (0.06)           (0.05)           (0.05)
     Total Distributions Paid                            (0.02)           (0.04)           (0.06)           (0.05)           (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $1.00            $1.00            $1.00            $1.00            $1.00
----------------------------------------------------------------------------------------------------------------------------------
Total Return (1)                                          1.76%            4.52%            6.20%            4.99%            5.36%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year              $10,861,104       $9,620,568       $7,526,789       $7,475,275       $4,794,830
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements            0.35%            0.35%            0.35%            0.35%            0.35%
   Expenses, before waivers and reimbursements            0.37%            0.36%            0.38%            0.38%            0.38%
   Net investment income, net of waivers and
    reimbursements                                        1.76%            4.35%            6.05%            4.89%            5.31%
   Net investment income, before waivers and
    reimbursements                                        1.74%            4.34%            6.02%            4.86%            5.28%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        SERVICE

Selected per share data                               2002              2001             2000             1999          1998/(4)/
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                     $1.00            $1.00            $1.00            $1.00            $1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                     0.01             0.04             0.06             0.05             0.02
   Total Income from Investment Operations                0.01             0.04             0.06             0.05             0.02
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

   From net investment income                            (0.01)           (0.04)           (0.06)           (0.05)           (0.02)
     Total Distributions Paid                            (0.01)           (0.04)           (0.06)           (0.05)           (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00            $1.00            $1.00            $1.00            $1.00
----------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                         1.50%            4.24%            5.85%            4.68%            1.76%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period               $104,157          $74,165          $57,184          $59,815            $7,060
Ratio to average net assets of: (2)
   Expenses, net of waivers and
    reimbursements/(3)/                                   0.61%           0.63%            0.69%             0.69%            0.69%
   Expenses, before waivers and
    reimbursements/(3)/                                   0.63%           0.64%            0.72%             0.72%            0.72%
   Net investment income, net of waivers and
    reimbursements                                        1.50%           4.07%            5.71%             4.55%            4.94%
   Net investment income, before waivers and
    reimbursements                                        1.48%           4.06%            5.68%             4.52%            4.91%
----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period July 1, 1998 (commencement of operations) through November 30, 1998.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED ASSETS PORTFOLIO                                               PREMIER
Selected per share data                                 2002        2001              2000       1999(4)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $1.00       $1.00             $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income                                    0.01        0.04              0.05        0.03
   Total Income from Investment Operations               0.01        0.04              0.05        0.03
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID

   From net investment income                           (0.01)      (0.04)            (0.05)      (0.03)
     Total Distributions Paid                           (0.01)      (0.04)            (0.05)      (0.03)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $1.00       $1.00             $1.00       $1.00
--------------------------------------------------------------------------------------------------------
Total Return(1)                                          1.24%       3.97%             5.57%       2.57%

SUPPLEMENTAL DATA AND RATIOS

Net assets, in thousands, end of period               $21,752     $54,876           $29,883      $4,552

Ratio to average net assets of:(2)

   Expenses, net of waivers and reimbursements(3)        0.87%       0.89%             0.95%       0.95%
   Expenses, before waivers and reimbursements(3)        0.89%       0.90%             0.98%       0.98%
   Net investment income, net of waivers and             1.24%       3.81%             5.45%       4.29%
   reimbursements
   Net investment income, before waivers and
   reimbursements                                        1.22%       3.80%             5.42%       4.26%
--------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period April 1, 1999 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO                                                       SHARES

Selected per share data                            2002           2001        2000          1999        1998
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $1.00         $1.00        $1.00         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.02          0.04         0.06          0.05        0.04
   Total Income from Investment Operations          0.02          0.04         0.06          0.05        0.04
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.02)        (0.04)       (0.06)        (0.05)      (0.04)
     Total Distributions Paid                      (0.02)        (0.04)       (0.06)        (0.05)      (0.04)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $1.00         $1.00        $1.00         $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                  1.59%         4.30%        6.10%         5.08%       5.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year         $2,638,730    $2,747,048   $2,062,597    $1,565,743  $1,652,870
Ratio to average net assets of:
  Expenses, net of waivers and
   reimbursements                                   0.35%         0.35%        0.35%         0.35%       0.35%
  Expenses, before waivers and
   reimbursements                                   0.38%         0.38%        0.38%         0.38%       0.40%
  Net investment income, net of waivers
   and reimbursements                               1.58%         4.07%        5.95%         4.75%       5.22%
  Net investment income, before waivers
   and reimbursements                               1.55%         4.04%        5.92%         4.72%       5.17%
-------------------------------------------------------------------------------------------------------------

                                                                         SERVICE

Selected per share data                             2002         2001       2000         1999 /(4)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $1.00         $1.00        $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.01          0.04         0.06          0.03
   Total Income from Investment Operations          0.01          0.04         0.06          0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.01)        (0.04)       (0.06)        (0.03)
     Total Distributions Paid                      (0.01)        (0.04)       (0.06)        (0.03)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $1.00         $1.00        $1.00         $1.00
---------------------------------------------------------------------------------------------------
Total Return /(1)/                                  1.33%         4.02%        5.74%         3.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period           $54,924       $37,349      $32,352       $32,555
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and
    reimbursements /(3)/                            0.61%         0.62%        0.69%         0.69%
   Expenses, before waivers and
    reimbursements /(3)/                            0.64%         0.65%        0.72%         0.72%
   Net investment income, net of waivers
    and reimbursements                              1.32%         3.80%        5.61%         4.41%
   Net investment income, before waivers
    and reimbursements                              1.29%         3.77%        5.58%         4.38%
---------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4)  For the period April 1, 1999 (commencement of operations) through
     November  30, 1999.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,



GOVERNMENT PORTFOLIO                                                         PREMIER

Selected per share data                                  2002        2001            2000       1999(4)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 1.00      $ 1.00          $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                     0.01        0.04            0.05         0.04
   Total Income from Investment Operations                0.01        0.04            0.05         0.04
-------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

   From net investment income                            (0.01)      (0.04)          (0.05)       (0.04)
     Total Distributions Paid                            (0.01)      (0.04)          (0.05)       (0.04)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 1.00      $ 1.00          $ 1.00       $ 1.00
---------------------------------------------------------------------------------------------------------
Total Return (1)                                          1.06%       3.75%           5.47%        4.56%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period               $111,828    $118,965         $76,529      $44,575

Ratio to average net assets of:(2)

   Expenses, net of waivers and reimbursements            0.87%       0.88%           0.95%        0.95%
   (3)

   Expenses, before waivers and reimbursements            0.90%       0.91%           0.98%        0.98%
   (3)
   Net investment income, net of waivers and              1.06%       3.54%           5.35%        4.15%
   reimbursements
   Net investment income, before waivers and              1.03%       3.51%           5.32%        4.12%
   reimbursements
---------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4) For the period December 15, 1998 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO                                                              SHARES

Selected per share data                                         2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.02         0.04         0.06         0.05         0.05
  Total Income from Investment Operations                          0.02         0.04         0.06         0.05         0.05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.02)       (0.04)       (0.06)       (0.05)       (0.05)
    Total Distributions Paid                                      (0.02)       (0.04)       (0.06)       (0.05)       (0.05)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                 1.67%        4.39%        6.18%        4.94%        5.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $4,068,010   $4,280,572   $2,576,552   $2,150,263   $1,694,869
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.20%        0.20%        0.20%        0.20%        0.20%
  Expenses, before waivers and reimbursements                      0.33%        0.37%        0.38%        0.38%        0.39%
  Net investment income, net of waivers and reimbursements         1.66%        4.14%        6.03%        4.85%        5.31%
  Net investment income, before waivers and reimbursements         1.53%        3.97%        5.85%        4.67%        5.12%
---------------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE

Selected per share data                                         2002       2001       2000     1999 /(4)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $1.00     $1.00      $1.00      $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.01      0.04       0.06       0.03
  Total Income from Investment Operations                         0.01      0.04       0.06       0.03
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.01)    (0.04)     (0.06)     (0.03)
    Total Distributions Paid                                     (0.01)    (0.04)     (0.06)     (0.03)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $1.00     $1.00      $1.00      $1.00
---------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                1.41%     4.11%      5.82%      2.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $119,239  $128,761   $116,640    $11,846
Ratio to average net assets of: /(2)/
  Expenses, net of waivers and reimbursements /(3)/               0.46%     0.48%      0.54%      0.54%
  Expenses, before waivers and reimbursements /(3)/               0.59%     0.65%      0.72%      0.72%
  Net investment income, net of waivers and reimbursements        1.40%     3.87%      5.69%      4.51%
  Net investment income, before waivers and reimbursements        1.27%     3.70%      5.51%      4.33%
---------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period May 28, 1999 (commencement of operations) through November 30, 1999.

See Notes to the Financial Statements.

           MONEY MARKET PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO                                                            PREMIER

Selected per share data                                     2002          2001          2000         1999(4)      1998(5)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $1.00         $1.00         $1.00          $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.01          0.04          0.05           0.03            -
   Total Income from Investment Operations                  0.01          0.04          0.05           0.03            -
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                              (0.01)        (0.04)        (0.05)         (0.03)           -
     Total Distributions Paid                              (0.01)        (0.04)        (0.05)         (0.03)           -
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $1.00         $1.00         $1.00          $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------
Total Return (1)                                            1.15%         3.84%         5.55%          3.30%        0.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                 $126,645        $9,916       $15,403         $7,417         $108
Ratio to average net assets of: (2)
   Expenses, net of waivers and reimbursements (3)          0.72%         0.74%         0.80%          0.80%        0.80%
   Expenses, before waivers and reimbursements (3)          0.85%         0.91%         0.98%          0.98%        0.99%
   Net investment income, net of waivers and
     reimbursements                                         1.14%         3.60%         5.43%          4.25%        4.71%
   Net investment income, before waivers and
     reimbursements                                         1.01%         3.43%         5.25%          4.07%        4.52%
------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) Premier Class shares were fully redeemed as of July 20, 1999. No shares were outstanding for the period July 21, 1999 through September 29, 1999. Shares were reintroduced on September 30, 1999.
(5) For the period November 23, 1998 (commencement of operations) through November 30, 1998. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO                                                                       SHARES

Selected per share data                                         2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                               $1.00         $1.00         $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.01          0.03          0.04          0.03          0.03
  Total Income from Investment Operations                         0.01          0.03          0.04          0.03          0.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.01)        (0.03)        (0.04)        (0.03)        (0.03)
     Total Distributions Paid                                    (0.01)        (0.03)        (0.04)        (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                 1.31%         2.84%         3.88%         3.03%         3.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $906,147      $683,912      $663,641      $555,692      $748,151
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     0.35%         0.35%         0.35%         0.35%         0.35%
  Expenses, before waivers and reimbursements                     0.37%         0.38%         0.40%         0.39%         0.39%
  Net investment income, net of waivers and reimbursements        1.31%         2.79%         3.83%         2.89%         3.27%
  Net investment income, before waivers and reimbursements        1.29%         2.76%         3.78%         2.85%         3.23%
-------------------------------------------------------------------------------------------------------------------------------


                                                                                           SERVICE

Selected per share data                                         2002          2001          2000        1999/(4)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $1.00         $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.01          0.03          0.03          0.02
  Total Income from Investment Operations                         0.01          0.03          0.03          0.02
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.01)        (0.03)        (0.03)        (0.02)
    Total Distributions Paid                                     (0.01)        (0.03)        (0.03)        (0.02)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $1.00         $1.00         $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                 1.05%         2.56%         3.53%         1.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                         $9,346       $14,697       $16,926       $35,536
Ratio to average net assets of:/(2)/
  Expenses, net of waivers and reimbursements/(3)/                0.61%         0.63%         0.69%         0.69%
  Expenses, before waivers and reimbursements/(3)/                0.63%         0.66%         0.74%         0.73%
  Net investment income, net of waivers and reimbursements        1.05%         2.51%         3.49%         2.71%
  Net investment income, before waivers and reimbursements        1.03%         2.48%         3.44%         2.67%
-----------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4)  For the period May 13, 1999 (commencement of operations) through
     November 30, 1999.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO                                                          SHARES

Selected per share data                                         2002          2001        2000/(4)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $1.00        $ 1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.01          0.03          0.04
  Total Income from Investment Operations                         0.01          0.03          0.04
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.01)        (0.03)        (0.04)
    Total Distributions Paid                                     (0.01)        (0.03)        (0.04)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------
Total Return/(1)/                                                 1.41%         2.93%         3.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $413,098      $141,721       $78,621
Ratio to average net assets of:/(2)/
  Expenses, net of waivers and reimbursements                     0.21%         0.21%         0.21%
  Expenses, before waivers and reimbursements                     0.36%         0.43%         0.53%
  Net investment income, net of waivers and reimbursements        1.40%         2.82%         3.98%
  Net investment income, before waivers and reimbursements        1.25%         2.60%         3.66%
---------------------------------------------------------------------------------------------------


                                                                             SERVICE

Selected per share data                                         2002          2001        2000/(5)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $1.00         $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.01          0.03          0.03
  Total Income from Investment Operations                         0.01          0.03          0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.01)        (0.03)        (0.03)
    Total Distributions Paid                                     (0.01)        (0.03)        (0.03)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------
Total Return/(1)/                                                 1.16%         2.66%         3.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                        $45,642       $39,638       $36,320
Ratio to average net assets of:/(2)/
  Expenses, net of waivers and reimbursements/(3)/                0.46%         0.47%         0.54%
  Expenses, before waivers and reimbursements/(3)/                0.61%         0.69%         0.86%
  Net investment income, net of waivers and reimbursements        1.15%         2.56%         3.65%
  Net investment income, before waivers and reimbursements        1.00%         2.34%         3.33%
---------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period December 1, 1999 (commencement of operations) through November 30, 2000.
(5) For the period February 11, 2000 (commencement of operations) through November 30, 2000.


See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO

                                                    PRINCIPAL
                                                     AMOUNT    VALUE
                                                     (000S)    (000S)
          ASSET-BACKED NOTES - 0.9%
          Auto Receivables - 0.3%
            Honda Auto Receivables Owner Trust,
             Series 2002-4 A1,
             1.38%, 3/20/03                          $30,000  $ 30,000
          ------------------------------------------------------------
          International Receivables - 0.4%
            Holmes Financing PLC FRN, Series 6-1A,
             1.64%, 12/16/02                          40,000    40,000
          ------------------------------------------------------------
          Structured Investment Vehicles - 0.2%
            K2 USA LLC, MTN,
             2.45%, 12/2/02                           10,000    10,000
             2.72%, 12/2/02                           15,000    15,000
          ------------------------------------------------------------
                                                                25,000
          ------------------------------------------------------------
          Total Asset-Backed Notes (cost $95,000)               95,000
          CERTIFICATES OF DEPOSIT - 18.9%
          Domestic Depository Institutions - 4.4%
            Bank of America, Toronto,
             1.34%, 5/15/03                           30,000    30,000
            Bank of New York,
             2.07%, 8/20/03                           50,000    50,004
            HSBC Bank USA,
             1.78%, 4/22/03                           25,000    25,000
            Marshall and Ilsley, Milwaukee,
             2.95%, 4/4/03                            35,000    35,157
            National City Bank, Cleveland,
             2.25%, 1/15/03                           20,000    20,000
            National City Bank, Indiana,
             2.27%, 12/23/02                          42,500    42,500
             1.70%, 3/25/03                           12,500    12,501
            Southtrust Bank, N.A.,
             1.75%, 12/4/02                           75,000    75,000
            State Street Bank and Trust Co.,
             1.64%, 12/22/03                          50,000    50,000
            State Street Bank, Boston,
             1.72%, 12/9/02                           25,000    25,000
            US Bank, Cincinnati,
             2.51%, 6/5/03                            50,000    49,995
            Wells Fargo Bank, N.A., San Francisco,
             1.76%, 12/18/02                          30,000    30,000
             1.73%, 1/21/03                           35,000    35,000
          ------------------------------------------------------------
                                                               480,157
          ------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 18.9% - CONTINUED
       Foreign Depository Institutions - 14.5%
         Abbey National PLC, Stamford,
          1.33%, 2/24/03                                $55,000  $55,000
         Alliance & Leicester, London,
          1.79%, 4/24/03                                 35,000   35,000
         Australia & New Zealand Bank, New York,
          2.62%, 5/19/03                                 11,000   10,999
         Bank of Nova Scotia, Portland,
          1.54%, 5/6/03                                  20,000   20,000
         Barclays Bank, London Branch,
          1.35%, 1/14/03                                 45,000   44,999
          1.37%, 1/21/03                                 40,000   40,000
          2.21%, 3/7/03                                  30,000   30,000
         BNP Paribas, New York Branch,
          2.18%, 12/5/02                                 50,000   50,000
         Credit Lyonnais, New York Branch,
          1.77%, 12/12/02                                38,000   38,000
         Credit Suisse First Boston, New York Branch,
          2.12%, 12/2/02                                 40,000   40,000
         Deutsche Bank, London Branch,
          1.36%, 5/20/03                                 40,000   40,000
         Deutsche Bank, New York Branch,
          1.98%, 12/30/02                                35,000   35,000
          1.35%, 5/12/03                                 47,000   47,000
         Dexia Bank Belgium, New York,
          2.24%, 3/10/03                                 25,000   25,000
         HBOS Treasury Services, London,
          1.36%, 1/21/03                                 45,000   45,000
          1.75%, 2/18/03                                  7,500    7,500
          1.71%, 3/25/03                                 69,000   69,001
         Lloyds Bank, London Branch,
          2.00%, 1/14/03                                 35,000   35,000
          1.84%, 11/3/03                                 25,000   25,066
         Monte Dei Paschi di Siena, London Branch,
          1.35%, 2/18/03                                 25,000   25,000
         Natexis Banques Populaires, New York Branch,
          1.35%, 5/22/03                                 30,000   30,000
          1.38%, 5/30/03                                 27,000   27,000
         National Australia Bank, London Branch,
          1.72%, 1/27/03                                 30,000   30,000
          2.02%, 3/24/03                                 35,000   35,001
          2.39%, 6/17/03                                 35,000   35,004
          1.45%, 11/10/03                                38,000   38,000
          1.48%, 11/12/03                                25,000   25,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
     CERTIFICATES OF DEPOSIT - 18.9% - CONTINUED
     Foreign Depository Institutions - 14.5% - (continued)
       Nordea Bank Finland, New York,
        1.49%, 11/18/03                               $ 25,000  $   24,996
       Rabobank Nederland, New York Branch,
        1.51%, 11/5/03                                  55,000      55,000
       Royal Bank of Scotland, New York Branch,
        2.65%, 5/19/03                                  20,000      19,999
       Societe Generale, London Branch,
        2.04%, 3/27/03                                  50,000      50,002
       Societe Generale, New York Branch,
        2.11%, 1/24/03                                  35,000      35,000
        1.55%, 11/19/03                                 58,000      57,992
       Societe Generale, New York Branch,
        Variable Rate,
        1.33%, 12/2/02                                  50,000      49,990
       Svenska Handelsbanken, Inc.,
        London Branch,
        1.36%, 1/21/03                                 100,000     100,000
       Svenska Handelsbanken, Inc.,
        New York Branch,
        1.70%, 2/18/03                                  19,000      19,015
       Swedbank, New York Branch,
        1.70%, 3/25/03                                  53,000      53,000
       Toronto Dominion Bank, New York Branch,
        2.11%, 12/4/02                                  25,000      25,000
        1.72%, 1/27/03                                  42,500      42,500
       UBS AG, Stamford Branch,
        2.26%, 12/23/02                                 75,000      75,000
        2.34%, 2/18/03                                  47,500      47,500
     ---------------------------------------------------------------------
                                                                 1,592,564
     ---------------------------------------------------------------------
     Total Certificates of Deposits (cost $2,072,721)            2,072,721
     COMMERCIAL PAPER - 13.8%
     Administration of Environmental & Housing Programs - 0.1%
       Idaho Housing & Finance Association,
        1.36%, 1/3/03                                    9,000       8,989
     ---------------------------------------------------------------------
     Auto Receivables - 0.1%
       FCAR Owner Trust,
        1.92%, 12/9/02                                  10,000       9,996
     ---------------------------------------------------------------------
     Computer & Industrial Machines & Equipment - 0.1%
       Cooperative Association of Tractor Dealers,
        Series A,
        1.78%, 1/10/03                                   7,100       7,086

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
        COMMERCIAL PAPER - 13.8% - CONTINUED
        Computer & Industrial Machines & Equipment - 0.1% - (continued)
           Series B,
           1.77%, 12/2/02                            $  2,000  $  2,000
        ---------------------------------------------------------------
                                                                  9,086
        ---------------------------------------------------------------
        Electric Services - 0.2%
          National Rural Utilities Cooperative
           Finance Corp.,
           1.37%, 1/17/03                              11,000    10,980
           1.42%, 1/30/03                              15,000    14,965
        ---------------------------------------------------------------
                                                                 25,945
        ---------------------------------------------------------------
        Electronic and Other Electronic Components - 3.8%
          General Electric Capital Corp.,
           1.40%, 12/2/02                             285,000   284,989
           1.76%, 3/17/03                              35,000    34,819
           1.78%, 4/22/03                              45,000    44,684
           1.54%, 4/29/03                              28,000    27,822
          General Electric International, Series A,
           1.38%, 5/27/03                              30,000    29,796
        ---------------------------------------------------------------
                                                                422,110
        ---------------------------------------------------------------
        Food Stores - 0.6%
          Tesco PLC,
           1.34%, 12/20/02                             70,000    69,950
        ---------------------------------------------------------------
        Foreign Depository Institutions - 3.9%
          Bank of Ireland,
           1.37%, 2/19/03                              30,000    29,909
           1.37%, 2/25/03                              18,000    17,941
          Danske Corp., Inc.,
           1.35%, 1/22/03                              45,374    45,286
          Soc Gen North America Inc.,
           1.68%, 2/14/03                             120,000   119,581
          Spintab AB/Swedmortgage,
           1.73%, 12/17/02                             50,000    49,962
          UBS Finance, Inc., Delaware,
           1.40%, 12/2/02                             170,000   169,993
        ---------------------------------------------------------------
                                                                432,672
        ---------------------------------------------------------------
        Multi-Seller Conduits - 0.5%
          Lexington Parker Capital,
           1.99%, 12/2/02                              50,000    49,997
        ---------------------------------------------------------------
        Non-Depository Personal Credit Institutions - 1.0%
          CIT Group, Inc.,
           1.50%, 1/6/03                               40,000    39,941
           1.48%, 1/7/03                               10,000     9,985
           1.52%, 1/17/03                              10,000     9,980

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
      COMMERCIAL PAPER - 13.8% - CONTINUED
      Non-Depository Personal Credit Institutions - 1.0% - (continued)
        Household Finance Corp.,
         1.38%, 12/23/02                               $50,000  $   49,958
      --------------------------------------------------------------------
                                                                   109,864
      --------------------------------------------------------------------
      Petroleum Refining and Related Industries - 0.3%
        Koch Industries, Inc.,
         1.40%, 12/2/02                                 35,000      34,999
      --------------------------------------------------------------------
      Securities and Commodities Brokers - 2.6%
        Goldman Sachs & Co.,
         1.78%, 1/13/03                                 35,000      34,926
        Morgan Stanley,
         1.29%, 12/16/02                                58,500      58,469
         1.34%, 1/6/03                                  20,000      19,973
         1.36%, 1/15/03                                 55,000      54,907
         1.78%, 1/17/03                                 45,000      44,895
         1.78%, 1/21/03                                 48,000      47,879
        Salomon Smith Barney Holdings, Inc.,
         1.33%, 1/7/03                                  19,000      18,974
      --------------------------------------------------------------------
                                                                   280,023
      --------------------------------------------------------------------
      Wholesale Trade - Durable Good - 0.6%
        International Lease Finance Corp.,
         1.33%, 1/27/03                                 24,210      24,159
         1.81%, 2/5/03                                  39,000      38,882
      --------------------------------------------------------------------
                                                                    63,041
      --------------------------------------------------------------------
      Total Commercial Paper (cost $1,516,672)                   1,516,672
      CORPORATE NOTES/BONDS - 9.7%
      Administration of Environmental & Housing Programs - 0.0%
        Tri-O Development LLC Program Notes,
         Series 1999 (National City Bank LOC),
         1.46%, 12/6/02                                  3,755       3,755
      --------------------------------------------------------------------
      Business Services - 0.1%
        Birchwood Acres Ltd. Taxable VRDB,
         Series 2000,
         1.47%, 12/6/02                                 12,410      12,410
      --------------------------------------------------------------------
      Collateralized Loan Obligations - 0.6%
        Syndicated Loan Funding Trust Senior Notes,
         Series 2001-12,
         1.85%, 12/9/02                                 70,000      70,000
      --------------------------------------------------------------------
      Construction - 0.1%
        Metal Forming & Coining Corp. (National City
         Bank LOC),
         1.46%, 12/6/02                                  7,660       7,660
      --------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
        CORPORATE NOTES/BONDS - 9.7% - CONTINUED
        Domestic Depository Institution - 4.4%
          Bank One, N.A., Chicago,
           1.72%, 1/27/03                             $ 25,000  $ 25,000
           1.75%, 2/5/03                                33,000    33,000
           1.75%, 3/20/03                               37,500    37,500
           1.58%, 4/30/03                               55,000    55,000
           1.57%, 5/1/03                                15,000    15,000
          Key Bank, Cleveland,
           1.77%, 4/22/03                               25,000    24,999
          Marshall and Ilsley Bank,
           5.26%, 12/15/03                              74,000    76,680
           6.15%, 12/2/02                               19,000    19,002
          Wells Fargo Bank, San Francisco,
           1.68%, 3/25/03                               45,000    44,999
           1.68%, 3/26/03                               62,500    62,500
           1.61%, 4/2/03                                40,000    40,000
           1.54%, 5/1/03                                27,000    27,000
           1.53%, 5/6/03                                27,000    27,000
        ----------------------------------------------------------------
                                                                 487,680
        ----------------------------------------------------------------
        Executive, Legislative & General Government - 0.0%
          Commonwealth of Massachusetts
           C.P. Notes, Series G,
           1.30%, 12/12/02                               5,000     5,000
        ----------------------------------------------------------------
        General Merchandise Stores - 0.1%
          Wal-Mart Stores Inc.,
           4.88%, 6/1/03                                 5,000     5,076
        ----------------------------------------------------------------
        Health Services - 0.1%
          Surgery Center Financing Corp. VRDN,
           Series 1997 (National City Bank LOC),
           1.46%, 12/6/02                                5,595     5,595
        ----------------------------------------------------------------
        Membership Organization - 0.0%
          American Association of Retired Persons
           VRDN,
           1.45%, 12/6/02                                5,000     5,000
        ----------------------------------------------------------------
        Non-Depository Personal Credit Institutions - 2.0%
          American Express Credit VRN,
           1.33%, 12/16/02                             146,000   145,985
           1.38%, 12/26/02                              50,000    50,000
          Folk Financial Services Inc., Loan Program
           Notes, Series A (NCC Bank, Michigan LOC),
           1.43%, 12/6/02                                5,615     5,615

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
      CORPORATE NOTES/BONDS - 9.7% - CONTINUED
      Non-Depository Personal Credit Institutions - 2.0% - (continued)
        General Electric Capital Corp.,
         6.40%, 1/15/03                              $  6,245  $    6,276
         6.81%, 11/3/03                                10,060      10,542
      -------------------------------------------------------------------
                                                                  218,418
      -------------------------------------------------------------------
      Real Estate - 0.1%
        MHS Realty Co., LLC Taxable Secured
         Promissory VRDN, Series 2001,
         1.49%, 12/6/02                                 8,515       8,515
      -------------------------------------------------------------------
      Security and Commodity Brokers - 2.2%
        Goldman Sachs Group,
         2.45%, 12/20/02                               25,000      25,000
        Goldman Sachs Group VRN,
         1.53%, 12/2/02                                70,000      70,000
         1.53%, 12/2/02                                32,000      32,000
         1.53%, 12/2/02                               110,000     110,000
      -------------------------------------------------------------------
                                                                  237,000
      -------------------------------------------------------------------
      Total Corporate Notes/Bonds (cost $1,066,109)             1,066,109
      EURODOLLAR TIME DEPOSITS - 6.3%
      Domestic Depository Institutions - 2.7%
        Key Bank, N.A., Grand Cayman,
         1.25%, 12/2/02                               111,764     111,764
        State Street Bank & Trust Co.,
         Grand Cayman,
         1.35%, 12/2/02                               185,000     185,000
      -------------------------------------------------------------------
                                                                  296,764
      -------------------------------------------------------------------
      Foreign Depository Institutions - 3.6%
        HBOS Treasury Services, London,
         1.41%, 12/2/02                               125,000     125,000
        Monte De Paschi, New York,
         1.38%, 2/18/03                                15,000      15,000
        National Australia Bank, Grand Cayman,
         1.34%, 12/2/02                               175,000     175,000
        Unicredito Italiano, Milan,
         1.36%, 2/25/03                                55,000      55,000
         1.38%, 2/28/03                                31,000      31,000
      -------------------------------------------------------------------
                                                                  401,000
      -------------------------------------------------------------------
      Total Eurodollar Time Deposits (cost $697,764)              697,764

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
       MUNICIPAL INVESTMENTS - 3.8%
       Administration of Environmental & Housing Programs - 2.6%
         Alaska State Housing Finance Corp.
          Governmental Purpose Revenue
          Bonds, Series 2001D,
          1.38%, 12/6/02                               $ 27,965  $ 27,965
         California Housing Finance Agency Home
          Mortgage Revenue Bonds, Series R,
          1.37%, 12/6/02                                 63,060    63,060
         New York State Housing Finance Agency
          Revenue Bonds, Series 2001-B,
          1.40%, 12/6/02                                  7,000     7,000
         Texas State Veterans' Housing Program
          Fund II Taxable Bonds Series 99A-2,
          1.40%, 12/6/02                                 22,100    22,100
         Virginia State HDA Commonwealth Mortgage
          Revenue Bonds, Series 1998,
          Series A,
          1.39%, 12/6/02                                115,730   115,730
          Series B,
          1.39%, 12/6/02                                 28,735    28,735
          Series C,
          1.39%, 12/6/02                                 12,550    12,550
       ------------------------------------------------------------------
                                                                  277,140
       ------------------------------------------------------------------
       Amusement & Recreation Services - 0.2%
         Maryland Stadium Authority Sports Facilities
          Lease Revenue Bonds, Series A,
          1.40%, 12/6/02                                 16,300    16,300
       ------------------------------------------------------------------
       Communications - 0.2%
         New Jersey Economic Development Authority
          Taxable Revenue Bonds, Series 1997 B,
          MSNBC/CNBC Project,
          1.70%, 12/2/02                                 20,999    20,999
       ------------------------------------------------------------------
       Executive, Legislative & General Government - 0.6%
         City of Baton Rouge, Louisiana, Taxable
          Refunding Revenue Bonds, Series 2002A,
          1.44%, 12/6/02                                  6,100     6,100
         Cook County, Illinois, G.O. Taxable Bonds,
          Series 2002A,
          1.43%, 12/6/02                                 22,000    22,000
         New York City Taxable G.O. Bonds,
          Series A-11,
          1.37%, 12/6/02                                 10,000    10,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
        MUNICIPAL INVESTMENTS - 3.8% - CONTINUED
        Executive, Legislative & General Government - 0.6% - (continued)
          Seattle, Washington, G.O. Taxable VRDB,
           Series 1996-C,
           1.34%, 12/6/02                             $ 32,825  $ 32,825
        ----------------------------------------------------------------
                                                                  70,925
        ----------------------------------------------------------------
        Health Services - 0.0%
          Waukesha, Wisconsin Health System, Inc.,
           Taxable VRDB, Series 1996,
           1.45%, 12/6/02                                4,600     4,600
        ----------------------------------------------------------------
        Insurance Carriers - 0.0%
          Health Insurance Plan of Greater New York,
           VRN, Series 1990 B-1,
           1.40%, 12/6/02                                5,000     5,000
        ----------------------------------------------------------------
        Oil and Gas Extraction - 0.0%
          Duncan Oil Co. VRDN, Series 2000,
           1.46%, 12/6/02                                4,045     4,045
        ----------------------------------------------------------------
        Real Estate - 0.1%
          Connecticut State HFA Taxable VRDN,
          Series 2001-A4,
           1.40%, 12/6/02                               12,250    12,250
        ----------------------------------------------------------------
        Wholesale Trade - Durable Good - 0.1%
          Jackson County, Georgia IDA Taxable
           Revenue Bond, Series 2002, John W.
           Rooker, LLC Project,
           1.45%, 12/6/02                                8,000     8,000
        ----------------------------------------------------------------
        Total Municipal Investments (cost $419,259)              419,259
                                                      NUMBER OF
                                                       SHARES    VALUE
                                                       (000S)    (000S)
        OTHER - 6.3%
          Deutsche Cash Reserves Money Market Fund      70,000    70,000
          Federated Prime Cash Obligations #851
           Money Market Fund                           200,000   200,000
          Fund Management Company Money Market
           Fund                                        425,000   425,000
        ----------------------------------------------------------------
        Total Other (cost $695,000)                              695,000

                                                    PRINCIPAL
                                                     AMOUNT    VALUE
                                                     (000S)    (000S)
         U.S. GOVERNMENT AGENCIES - 13.5%
         Federal Farm Credit Bank - 1.3%
           Federal Farm Credit Bank Discount Notes
            1.56%, 5/28/03                          $ 30,000  $ 29,769
            1.57%, 5/30/03                            12,375    12,278
           Federal Farm Credit Bank Notes
            1.85%, 8/1/03                             50,000    49,988
            1.70%, 10/1/03                            20,000    19,997
            2.30%, 10/10/03                           37,000    37,152
         -------------------------------------------------------------
                                                               149,184
         -------------------------------------------------------------
         Federal Home Loan Bank - 0.7%
           FHLB Discount Notes
            2.02%, 7/1/03                           $ 19,241  $ 19,012
            1.58%, 8/14/03                            20,000    19,775
           FHLB Notes
            5.13%, 1/13/03                             4,100     4,115
            5.50%, 1/21/03                             8,440     8,481
            5.13%, 9/15/03                             8,000     8,210
            3.06%, 10/24/03                            5,000     5,072
            5.03%, 11/3/03                             7,800     8,055
         -------------------------------------------------------------
                                                                72,720
         -------------------------------------------------------------
         Federal Home Loan Mortgage Corporation - 4.7%
           FHLMC Discount Notes
            1.91%, 12/26/02                           75,000    74,901
            1.71%, 8/14/03                            57,000    56,307
            1.79%, 9/11/03                            90,000    88,745
            1.74%, 9/12/03                            65,000    64,120
           FHLMC Notes
            7.38%, 5/15/03                           111,500   114,118
            5.75%, 7/15/03                            46,410    47,412
            6.38%, 11/15/03                           72,938    76,006
         -------------------------------------------------------------
                                                               521,609
         -------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                   PRINCIPAL
                                                    AMOUNT     VALUE
                                                    (000S)     (000S)
         U.S. GOVERNMENT AGENCIES - 13.5% - CONTINUED
         Fannie Mae - 6.4%
           FNMA Discount Notes
            2.08%, 12/2/02                         $ 23,132  $   23,131
            1.87%, 12/4/02                          100,000      99,984
            1.78%, 1/8/03                            50,000      49,906
            1.31%, 3/3/03                            37,000      36,878
            1.81%, 5/1/03                            40,000      39,696
            2.01%, 6/27/03                           75,000      74,129
            1.71%, 7/25/03                          181,000     178,920
           FNMA Notes
            1.57%, 12/5/02                           24,250      24,250
            2.25%, 1/28/03                           11,000      11,005
            4.63%, 5/15/03                           74,800      75,544
            4.00%, 8/15/03                           24,892      25,266
            3.13%, 11/15/03                          36,415      36,936
            1.75%, 12/8/03                           25,000      25,000
         --------------------------------------------------------------
                                                                700,645
         --------------------------------------------------------------
         Student Loan Marketing Association - 0.4%
           SLMA Discount Notes
            1.59%, 8/1/03                            32,500      32,151
            1.58%, 8/5/03                             9,000       8,902
         --------------------------------------------------------------
                                                                 41,053
         --------------------------------------------------------------
         Total U.S. Government Agencies (cost $1,485,211)     1,485,211
         U.S. TREASURY OBLIGATIONS - 2.9%
           U.S. Treasury Notes
            5.25%, 8/15/03                           50,000      51,274
            5.75%, 8/15/03                           50,000      51,456
            2.75%, 9/30/03                           55,000      55,515
            2.75%, 10/31/03                          75,000      75,844
            4.25%, 11/15/03                          55,000      56,515
            3.00%, 11/30/03                          28,000      28,443
         --------------------------------------------------------------
         Total U.S. Treasury Obligations (cost $319,047)        319,047

                                                  PRINCIPAL
                                                   AMOUNT        VALUE
                                                   (000S)        (000S)
    REPURCHASE AGREEMENTS - 24.8%
    (Colld. by U.S. Government/Agency
     Securities)
    Joint Repurchase Agreement - 0.5%
      UBS-Warburg LLC, dated 11/29/02,
       repurchase price $50,032
       1.33%, 12/7/02                             $   50,000   $     50,000
    ------------------------------------------------------------------------
    (Colld. by U.S. Government/Agency
     Securities)
    Repurchase Agreements - 24.3%
      Lehman Brothers, Inc., dated 11/29/02,
       repurchase price $1,064
       1.37%, 12/2/02                                  1,064          1,064
      Bank of America Securities LLC, dated
       11/27/02, repurchase price $325,050
       1.38%, 12/2/02                                325,000        325,000
      UBS-Warburg LLC, dated 11/29/02,
       repurchase price $1,045,080
       1.38%, 12/2/02                              1,045,000      1,045,000
      Bear Stearns, Inc., dated 11/29/02,
       repurchase price $225,018
       1.45%, 12/2/02                                225,000        225,000
      Greenwich Capital Markets, Inc., dated
       11/29/02, repurchase price $830,067
       1.45%, 12/2/02                                830,000        830,000
      Bear Stearns, Inc., dated 11/14/02,
       repurchase price $100,062
       1.31%, 1/14/03                                100,000        100,000
      Greenwich Capital Markets, Inc., dated
       11/14/02, repurchase price $150,094
       1.33%, 1/14/03                                150,000        150,000
    ------------------------------------------------------------------------
                                                                  2,676,064
    ------------------------------------------------------------------------
    Total Repurchase Agreements (cost
     $2,726,064)                                                  2,726,064
    ------------------------------------------------------------------------
    Total Investments - 100.9% (cost $11,092,847)                11,092,847
       Liabilities less Other Assets - (0.9)%                      (105,834)
    ------------------------------------------------------------------------
    NET ASSETS - 100.0%                                         $10,987,013

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       GOVERNMENT PORTFOLIO

                                                PRINCIPAL
                                                 AMOUNT    VALUE
                                                 (000S)    (000S)
              U.S. GOVERNMENT AGENCIES - 43.7%
              Fannie Mae - 10.6%
                FNMA Discount Notes
                 1.25%, 12/10/02                 $ 2,875  $  2,874
                 2.13%, 12/13/02                  10,000     9,993
                 1.70%, 12/18/02                  23,000    22,982
                 1.25%, 12/23/02                   1,400     1,399
                 1.61%, 3/5/03                    43,000    42,819
                 1.60%, 4/15/03                   40,000    39,760
                 1.63%, 5/2/03                    26,368    26,187
                 2.45%, 5/2/03                     5,000     4,948
                 1.30%, 5/27/03                    3,330     3,309
                 2.35%, 5/30/03                   15,000    14,824
                 1.61%, 6/27/03                   24,000    23,777
                 1.97%, 6/27/03                   12,000    11,864
                 1.47%, 11/14/03                   5,000     4,929
                FNMA FRN
                 1.24%, 12/9/02                   30,000    29,992
                 1.23%, 12/27/02                  30,000    29,993
                FNMA Notes
                 2.25%, 2/7/03                    20,000    20,000
                 4.63%, 5/15/03                    1,200     1,215
                 3.13%, 11/15/03                   5,000     5,074
              ----------------------------------------------------
                                                           295,939
              ----------------------------------------------------
              Federal Farm Credit Bank - 2.0%
                Federal Farm Credit Bank Notes
                 1.60%, 2/3/03                    25,000    25,000
                 1.55%, 5/1/03                    32,000    32,000
              ----------------------------------------------------
                                                            57,000
              ----------------------------------------------------
              Federal Home Loan Bank - 16.0%
                FHLB Bond
                 2.38%, 2/4/03                    25,000    25,001
                FHLB Discount Notes
                 1.19%, 12/2/02                   54,000    53,998
                 1.77%, 12/6/02                   24,850    24,844
                 1.69%, 12/13/02                  40,000    39,977
                 1.60%, 1/8/03                    51,500    51,413
                 1.72%, 1/10/03                   10,000     9,981
                 1.70%, 1/15/03                   24,000    23,949
                 1.44%, 10/31/03                  30,000    29,599
                FHLB FRN
                 1.26%, 12/2/02                   15,000    15,000
                 1.25%, 12/16/02                  30,000    29,989
                 1.27%, 12/20/02                  50,000    49,997

                                                    PRINCIPAL
                                                     AMOUNT     VALUE
                                                     (000S)     (000S)
        U.S. GOVERNMENT AGENCIES - 43.7% - CONTINUED
        Federal Home Loan Bank - 16.0% - (continued)
           1.24%, 12/24/02                           $80,000  $   79,986
           1.63%, 12/30/02                            15,000      14,993
        ----------------------------------------------------------------
                                                                 448,727
        ----------------------------------------------------------------
        Freddie Mac - 9.5%
          FHLMC Discount Notes
           2.17%, 12/5/02                             30,000      29,993
           1.70%, 12/10/02                             3,524       3,522
           1.66%, 1/9/03                              55,000      54,901
           2.19%, 1/30/03                             21,921      21,841
           1.83%, 1/31/03                             10,000       9,969
           1.62%, 3/27/03                             15,000      14,922
           2.06%, 6/19/03                             25,000      24,714
           2.10%, 6/19/03                             15,000      14,825
           1.75%, 7/17/03                             13,000      12,856
           1.91%, 7/17/03                             10,000       9,879
           1.98%, 7/17/03                             20,000      19,749
           1.70%, 8/14/03                             10,000       9,879
           1.75%, 8/14/03                             23,886      23,589
           1.78%, 10/22/03                            10,000       9,839
          FHLMC Notes
           6.38%, 11/15/03                             6,700       7,007
        ----------------------------------------------------------------
                                                                 267,485
        ----------------------------------------------------------------
        Student Loan Marketing Association - 3.8%
          SLMA Bond
           2.25%, 1/27/03                             68,000      67,999
          SLMA Discount Notes
           2.33%, 1/31/03                             10,000       9,961
           2.54%, 1/31/03                             15,000      14,935
           2.62%, 1/31/03                             15,000      14,933
        ----------------------------------------------------------------
                                                                 107,828
        ----------------------------------------------------------------
        Tennessee Valley Authority - 1.8%
          Tennessee Valley Authority Discount Note
           1.21%, 12/20/02                            50,000      49,968
        ----------------------------------------------------------------
        Total U.S. Government Agencies (cost $1,226,947)       1,226,947
        U.S. GOVERNMENT OBLIGATIONS - 4.5%
          U.S. Treasury Notes
           2.75%, 9/30/03                             40,000      40,368
           2.75%, 10/31/03                            20,000      20,228
           4.25%, 11/15/03                            65,000      66,580
        ----------------------------------------------------------------
        Total U.S. Government Obligations (cost $127,176)        127,176

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                   NUMBER OF
                                                    SHARES
                                                    (000S)   VALUE (000S)
     OTHER - 4.5%
       Short-Term Investment Company Treasury
        Portfolio Money Market Fund                 125,000     $  125,000
     ---------------------------------------------------------------------
     Total Other (cost $125,000)                                   125,000

                                                   PRINCIPAL
                                                    AMOUNT
                                                    (000S)   VALUE (000S)
     REPURCHASE AGREEMENTS - 45.7%

     (Colld. by U.S. Government/Agency
      Securities)
     Joint Repurchase Agreement - 1.8%
       UBS-Warburg LLC, dated 11/29/02,
        repurchase price $50,032
        1.33%, 12/7/02                             $ 50,000         50,000
     ---------------------------------------------------------------------
     (Colld. by U.S. Government/Agency
      Securities)
     Repurchase Agreements - 43.9%
       Lehman Brothers, Inc., dated 11/29/02,
        repurchase price $205,810
        1.37%, 12/2/02                              205,794        205,794
       Credit Suisse First Boston Corp., dated
        11/29/02, repurchase price $450,036
        1.42%, 12/2/02                              450,000        450,000
       Goldman Sachs, dated 11/29/02,
        repurchase price $150,012
        1.42%, 12/2/02                              150,000        150,000
       Bear Stearns, Inc., dated 11/29/02,
        repurchase price $425,034
        1.45%, 12/2/02                              425,000        425,000
     ---------------------------------------------------------------------
                                                                 1,230,794
     ---------------------------------------------------------------------
     Total Repurchase Agreements (cost $1,280,794)               1,280,794
     ---------------------------------------------------------------------
     Total Investments - 98.4% (cost $2,759,917)                 2,759,917
       Other Assets less Liabilities - 1.6%                         45,565
     ---------------------------------------------------------------------
     NET ASSETS - 100.0%                                        $2,805,482

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       GOVERNMENT SELECT PORTFOLIO

                                              PRINCIPAL
                                               AMOUNT      VALUE
                                               (000S)      (000S)
            U.S. GOVERNMENT AGENCIES - 94.6%
            Federal Farm Credit Bank - 8.6%
              Federal Farm Credit Bank Discount Notes
               1.60%, 12/5/02                 $    3,485 $    3,484
               1.64%, 12/20/02                    24,000     23,979
               1.25%, 12/27/02                    50,000     49,955
               1.25%, 12/30/02                    50,000     49,950
               1.95%, 4/14/03                     30,000     29,782
               1.32%, 5/23/03                     10,000      9,937
               1.31%, 7/14/03                     18,551     18,399
               1.70%, 8/21/03                     10,000      9,876
               1.47%, 9/24/03                      7,397      7,307
              Federal Farm Credit Bank FRN
               1.53%, 12/6/02                     85,000     84,980
              Federal Farm Credit Bank Notes
               1.60%, 2/3/03                      25,000     25,000
               1.55%, 5/1/03                      35,000     35,000
               2.30%, 10/10/03                    25,000     25,103
            -------------------------------------------------------
                                                            372,752
            -------------------------------------------------------
            Federal Home Loan Bank - 74.1%
              FHLB Discount Notes
               1.19%, 12/2/02                  1,040,947  1,040,913
               1.22%, 12/2/02                    135,000    134,995
               1.20%, 12/4/02                     25,000     24,998
               1.25%, 12/4/02                      2,340      2,340
               1.45%, 12/4/02                    125,000    124,985
               1.25%, 12/5/02                     27,455     27,451
               1.22%, 12/6/02                     24,940     24,936
               1.24%, 12/6/02                     30,700     30,695
               1.25%, 12/6/02                      1,000      1,000
               1.67%, 12/6/02                    100,000     99,977
               1.77%, 12/6/02                    100,000     99,975
               1.25%, 12/10/02                    10,000      9,997
               1.22%, 12/11/02                    32,535     32,524
               1.24%, 12/11/02                   110,000    109,962
               1.72%, 12/13/02                    24,236     24,222
               1.25%, 12/18/02                    97,667     97,609
               1.78%, 12/18/02                    75,000     74,937
               1.22%, 12/20/02                    52,394     52,360
               1.25%, 12/20/02                    37,459     37,434
               1.75%, 12/26/02                    20,000     19,976
               1.27%, 1/8/03                       3,800      3,795
               1.59%, 1/8/03                     144,470    144,227
               1.61%, 1/8/03                      69,000     68,883

                                                    PRINCIPAL
                                                     AMOUNT     VALUE
                                                     (000S)     (000S)
       U.S. GOVERNMENT AGENCIES - 94.6% - CONTINUED
       Federal Home Loan Bank - 74.1% - (continued)
          1.75%, 1/8/03                             $ 24,982  $   24,936
          1.76%, 1/8/03                              108,825     108,623
          1.72%, 1/10/03                              10,765      10,744
          1.75%, 1/17/03                              40,000      39,909
          1.26%, 1/22/03                               6,000       5,989
          1.76%, 1/23/03                               4,200       4,189
          1.25%, 2/14/03                              17,600      17,554
          1.66%, 2/14/03                              84,015      83,725
          1.27%, 2/21/03                               4,000       3,988
          1.67%, 2/28/03                              25,000      24,897
          1.60%, 3/5/03                               85,000      84,645
          1.32%, 5/28/03                              10,849      10,778
          1.94%, 7/1/03                               40,000      39,543
          1.66%, 7/31/03                              15,000      14,833
          1.73%, 8/1/03                               46,000      45,463
          1.44%, 10/31/03                              7,000       6,906
         FHLB FRN
          1.26%, 12/2/02                             103,000     102,988
          1.62%, 12/11/02                              3,000       3,000
          1.25%, 12/16/02                             40,000      39,986
          1.27%, 12/20/02                             50,000      49,997
          1.24%, 12/24/02                             40,000      39,993
          1.63%, 12/30/02                             75,000      74,963
         FHLB Notes
          2.38%, 2/4/03                               50,000      50,002
          3.03%, 4/25/03                               4,000       4,020
          4.50%, 5/15/03                               3,500       3,543
          7.25%, 5/15/03                               3,850       3,945
          5.13%, 9/15/03                               3,935       4,035
          6.38%, 11/14/03                              5,000       5,228
       -----------------------------------------------------------------
                                                               3,196,613
       -----------------------------------------------------------------
       Student Loan Marketing Association - 4.6%
         SLMA Discount Notes
          1.20%, 12/2/02                              72,000      71,998
          2.22%, 1/27/03                               7,859       7,831
          2.26%, 1/27/03                              47,225      47,056
          2.62%, 1/31/03                              36,000      35,840
          1.75%, 2/4/03                               20,000      19,937
          1.69%, 8/1/03                               14,900      14,730
       -----------------------------------------------------------------
                                                                 197,392
       -----------------------------------------------------------------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



       U.S. GOVERNMENT AGENCIES--                   PRINCIPAL
        94.6%                                        AMOUNT     VALUE
                                                     (000S)     (000S)
       U.S. GOVERNMENT AGENCIES - 94.6% - CONTINUED
       Tennessee Valley Authority - 7.3%
         Tennessee Valley Authority Discount Notes
          1.21%, 12/2/02                            $ 68,000  $   67,998
          1.57%, 12/12/02                             50,000      49,976
          1.21%, 12/13/02                            120,000     119,952
          1.21%, 12/20/02                             75,000      74,952
       -----------------------------------------------------------------
                                                                 312,878
       -----------------------------------------------------------------
       Total U.S. Government Agencies (cost $4,079,635)        4,079,635
       U.S. GOVERNMENT OBLIGATIONS - 2.7%
         U.S. Treasury Notes
          2.75%, 9/30/03                              20,000      20,182
          2.75%, 10/31/03                             30,000      30,342
          4.25%, 11/15/03                             65,000      66,630
       -----------------------------------------------------------------
       Total U.S. Government Obligations (cost $117,154)         117,154
       Total Investments - 97.3% (cost $4,196,789)             4,196,789
         Other Assets less liabilities - 2.7%                    117,105
       -----------------------------------------------------------------
       NET ASSETS - 100.0%                                    $4,313,894

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1%
       Alabama - 2.1%
         Alabama Special Care Facilities Financing
          Authority Revenue VRDB, Series 1999B
          (Ascension Health Gtd.),
          1.20%, 12/6/02                                 $ 6,700  $ 6,700
         Oxford G.O. VRDB, Trust Receipts SGB 34
          (AMBAC Insured),
          1.25%, 12/6/02                                   4,000    4,000
         West Jefferson County Industrial Development
          Board Series 1998, PCR Bonds (Alabama
          Power Co.Gtd.),
          1.30%, 12/2/02                                   8,800    8,800
       ------------------------------------------------------------------
                                                                   19,500
       ------------------------------------------------------------------
       Arizona - 0.8%
         Pima County Development Authority Multifamily
          VRDN, Series 2001, Eastside Place
          Apartments Project (FNMA LOC),
          1.32%, 12/6/02                                   3,000    3,000
         Pima County IDA VRDN, Series 2002A,
          La Posada Senior Living Facilities Project
          (LaSalle Bank LOC),
          1.20%, 12/6/02                                   4,745    4,745
       ------------------------------------------------------------------
                                                                    7,745
       ------------------------------------------------------------------
       Arkansas - 0.4%
         Arkansas Hospital Equipment Finance Authority
          VRDB, Series 1998, Arkansas Hospital
          Associations Pooled Finance Program
          (Bank of America LOC),
          1.25%, 12/6/02                                   3,895    3,895
       ------------------------------------------------------------------
       California - 11.5%
         California Department of Water Resources
          Power Supply Revenue Bonds (Department of
          Water Resources LOC),
           Series 2002B-1,
          1.80%, 3/13/03                                   5,000    5,000
          Series 2002B-2,
          1.80%, 2/13/03                                  20,000   20,000
          Series 2002B-4,
          1.80%, 3/13/03                                  20,000   20,000
         California Department of Water Resources
          Power Supply Revenue Bonds Series 2002C-3
          (AMBAC Insured),
          1.80%, 3/13/03                                  10,000   10,000

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
      California - 11.5% - (continued)
        Series 2002C-15 (Department of Water
         Resources LOC),
         1.80%, 2/13/03                                 $20,000  $ 20,000
        California PCR Finance Authority Bonds,
         San Diego Gas & Electric, Merrill Lynch
         P-Floats PA-538R (MBIA Insured),
         1.26%,12/6/02                                   11,260    11,260
        California PCR Finance Authority Bonds,
         San Diego Gas & Electric, Merrill Lynch
         P-Floats PA-633R (MBIA Insured),
         1.26%, 12/6/02                                   1,050     1,050
        California State RAN, Series 2002A,
         1.38%, 6/20/03                                   5,000     5,000
         2.50%, 6/20/03                                  13,000    13,062
      -------------------------------------------------------------------
                                                                  105,372
      -------------------------------------------------------------------
      Colorado - 0.7%
        Colorado State General Fund TRAN,
         Series 2002A,
         3.00%, 6/27/03                                   2,000     2,017
        Jefferson County TAN, School District R-001,
         2.50%, 6/30/03                                   4,000     4,025
      -------------------------------------------------------------------
                                                                    6,042
      -------------------------------------------------------------------
      District of Columbia - 1.8%
        District of Columbia Revenue Bonds, National
         Public Radio, Inc. (SunTrust Bank LOC),
         1.15%, 12/6/02                                   5,300     5,300
        District of Columbia Water & Sewer VRDB,
         Series 1998, Citibank Eagle Trust 985201
         (FSA Insured),
         1.25%, 12/6/02                                   4,200     4,200
        District of Columbia Water & Sewer Revenue
         VRDB, Citicorp Eagle Trust 8121A,
         (FSA Insured),
         1.25%, 12/6/02                                   7,000     7,000
      -------------------------------------------------------------------
                                                                   16,500
      -------------------------------------------------------------------
      Florida - 4.3%
        Jacksonville PCR Refunding Bonds, Series
         1994, Florida Power & Light Project (Florida
         Power & Light Co. Gtd.),
         1.65%, 12/6/02                                   3,000     3,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       Florida - 4.3% - (continued)
         Lakeland City VRDB, Series 2001A,
          Energy System,
          1.10%, 12/6/02                                 $ 2,600  $ 2,600
         Lee Memorial Health System Board of Directors
          Hospital Revenue VRDB, Series 1995A,
          1.30%, 12/2/02                                     200      200
         Marion County Hospital District VRDB, Series
          2001, Munroe Regional Health System
          (AmSouth Bank Birmingham LOC),
          1.15%, 12/6/02                                   1,000    1,000
         Orange County Health Facility Revenue VRDB,
          Morgan Stanley Floater Certificates,
          Series 531 (FSA Insured),
          1.36%, 12/6/02                                  27,000   27,000
         Palm Beach County HFA Multifamily Revenue
          Refunding VRDN, Cotton Bay (Credit Suisse
          First Boston Gtd.),
          1.10%, 12/6/02                                   2,700    2,700
         Putnam County Development Authority PCR
          Bonds, National Rural Utilities Seminole
          Electric H-4 (National Rural Utilities
          Cooperative Finance Co. Gtd.),
          1.60%, 3/15/03                                   3,000    3,000
       ------------------------------------------------------------------
                                                                   39,500
       ------------------------------------------------------------------
       Georgia - 3.9%
         Clayton County Hospital Authority RAN, Series
          1998B, Southern Regional Medical Center
          (SunTrust Bank LOC),
          1.15%, 12/6/02                                   1,155    1,155
         Development Authority of Cobb County Revenue
          VRDB, Series 2001, Boy Scouts of America
          (SunTrust Bank LOC),
          1.15%, 12/6/02                                   3,000    3,000
         Fulton County Development Authority Revenue
          VRDB, Series 2002, Lovett School Project
          (SunTrust Bank LOC),
          1.15%, 12/6/02                                   3,000    3,000
         Georgia State G.O. VRDB,
          Eagle Trust Series 97C1001,
          1.25%, 12/6/02                                     340      340
          Eagle Trust Series 99D1002,
          1.25%, 12/6/02                                   7,000    7,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
      Georgia - 3.9% - (continued)
        Macon Water Authority & Sewer Revenue
         Bonds, Series 2001A,
         1.30%, 12/6/02                                  $ 5,000  $ 5,000
        Putnam County Development Authority PCR
         Bonds, Series 1998-1, Georgia Power Plant
         Co. Branch (Georgia Power Co. Gtd.),
         1.30%, 12/2/02                                    2,825    2,825
        Putnam County Development Authority PCR
         Bonds, Georgia Power Plant Co. Branch
         Project (Georgia Power Co. Gtd.),
         1.30%, 12/2/02                                    4,500    4,500
        Rockdale County Hospital Authority RAN,
         Series 2002, Rockdale Hospital
         (SunTrust Bank LOC),
         1.30%, 12/6/02                                    5,000    5,000
        Smyrna Multifamily Housing VRDN,
         Series 1997, F & M Villages Project
         (FNMA LOC),
         1.15%, 12/6/02                                    3,500    3,500
      -------------------------------------------------------------------
                                                                   35,320
      -------------------------------------------------------------------
      Illinois - 12.2%
        Chicago Board of Education G.O. Unlimited
         VRDB, Series 2000A, School Reform Board
         (FGIC Insured),
         1.26%, 12/6/02                                   10,405   10,405
        Chicago Board of Education G.O. Unlimited
         VRDB, Series A, Merrill P-Floats PA-617,
         School Reform Board (FGIC Insured),
         1.23%, 12/6/02                                    4,995    4,995
        Chicago G.O. Project & Refunding Bonds, Series
         1998M, Bank of America Partnership
         (FGIC Insured),
         1.26%, 12/6/02                                    6,300    6,300
        Chicago G.O. Refunding VRDB, Series 1998,
         Citicorp Eagle Trust 981302 (FSA Insured),
         1.25%, 12/6/02                                    1,000    1,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
     Illinois - 12.2% - (continued)
       Chicago Park District G.O. VRDB, First Union
        Merlots Series 2001A61, Tax Park Project
        (FGIC Insured),
        1.42%, 12/6/02                                     $ 7,115  $ 7,115
       Chicago School Reform Board G.O. VRDN,
        Series 1996, Bank of America Securities
        Variable Rate Certificates (MBIA Insured),
        1.36%, 12/6/02                                      11,800   11,800
       Illinois Development Finance Authority VRDB,
        Series 2002, United Way Crusade of Mercy
        (LaSalle Bank LOC),
        1.20%, 12/6/02                                       5,465    5,465
       Illinois Development Finance Authority Revenue
        VRDB, BAPS Inc. Project (Comerica
        Bank LOC),
        1.50%, 12/6/02                                       5,000    5,000
       Illinois Development Finance Authority Revenue
        VRDB, Series 2001, British Home for Retired
        Men & Women Project (LaSalle Bank LOC),
        1.20%, 12/6/02                                       1,600    1,600
       Illinois Development Finance Authority Revenue
        VRDN, Enterprise Office Campus (Colld. by
        U.S. Government Securities),
        1.55%, 12/2/02                                       3,000    3,000
       Illinois Development Finance Authority Revenue
        Bonds, La Rabida Childrens Hospital
        (Bank of America LOC),
        1.25%, 12/6/02                                       1,000    1,000
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2000, Lake County YMCA
        (Harris Trust & Savings Bank LOC),
        1.15%, 12/6/02                                       1,000    1,000
       Illinois Educational Facilities Authority Revenue
        Bonds, University of Chicago,
        1.65%, 7/1/03                                        3,000    3,000
       Illinois Educational Facilities Authority VRDB,
        Series 2000, Shedd Aquarium Society,
        (Bank One LOC),
        1.20%, 12/6/02                                       5,600    5,600
       Illinois Health Facilities Authority Revenue
        Bonds, Revolving Pooled Loan Facility
        (Bank One LOC),
        1.20%, 12/6/02                                       1,000    1,000

                                                         PRINCIPAL
                                                          AMOUNT    VALUE
                                                          (000S)    (000S)
    MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
    Illinois - 12.2% - (continued)
      Illinois Health Facilities Authority Revenue
       Bonds, Series 1996, Proctor Hospital
       (Bank One LOC),
       1.20%, 12/6/02                                     $ 5,150  $  5,150
      Illinois Health Facilities Authority Revenue
       Bonds, Evanston Hospital Corp. (Evanston
       Northwestern Healthcare Gtd.)
       Series 1987-E,
       1.48%, 2/27/03                                       5,000     5,000
       Series 1995,
       1.63%, 12/12/02                                      2,500     2,500
       Series 1996,
       1.30%, 2/20/03                                       5,000     5,000
      Illinois Health Facilities Authority Revenue
       VRDB, Series 1990, Gottlieb Health
       Resources, Inc. (Harris Trust & Savings
       Bank LOC),
       1.15%, 12/6/02                                       1,400     1,400
      Illinois State Revenue Anticipation Certificates,
       Series 2002,
       2.50%, 5/15/03                                      13,000    13,064
      Metropolitan Pier & Exposition Authority
       Morgan Stanley Floating Rate Trust
       Certificates 2000 VRDN, Series 296
       (AMBAC Insured),
       1.24%, 12/6/02                                       2,500     2,500
      Regional Transportation Authority Merlots
       Revenue VRDB, Series 2001A93,
       (FGIC Insured),
       1.32%, 12/6/02                                       3,625     3,625
      Regional Transportation Authority Revenue
       Bonds, Series 20001303 (MBIA Insured),
       1.25%, 12/6/02                                       3,800     3,800
      Village of South Barrington G.O. VRDB, Series
       1998 (Harris Trust & Savings Bank LOC),
       1.15%, 12/6/02                                       1,300     1,300
    -----------------------------------------------------------------------
                                                                    111,619
    -----------------------------------------------------------------------
    Indiana - 5.9%
      Indiana Bond Bank Advance Funding Program
       Notes, Series 2002A,
       2.25%, 1/22/03                                      20,000    20,017

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       Indiana - 5.9% - (continued)
         Indiana Development Finance Authority Bonds,
          Indianapolis Museum of Art, Series 2002
          (Bank One LOC),
          1.20%, 12/6/02                                $9,800   $ 9,800
         Indiana Public Improvement Board Bank ABN
          Amro Munitops Certificates, Series 2002-7A
          (MBIA Insured),
          2.00%, 5/21/03                                 3,000     3,000
         Indiana Transportation Authority Highway
          Revenue VRDB, Citicorp Eagle Trust
          Series 981402,
          1.25%, 12/6/02                                 6,410     6,410
         Indiana University CP, Series 2002
          (Bank One LOC),
          1.40%, 12/11/02                                3,000     3,000
         Indianapolis Local Public Improvement Bond
          Bank CP, Series 2002B (KeyBank LOC),
          1.50%, 12/9/02                                 6,485     6,485
         Shelby Eastern School Building Corp.
          First Mortgage Revenue Refunding Bonds,
          Merlots Series 2001A84 (FGIC Insured),
          1.32%, 12/6/02                                 4,825     4,825
       -----------------------------------------------------------------
                                                                  53,537
       -----------------------------------------------------------------
       Iowa - 1.3%
         Iowa Finance Authority Economic Development
          VRDB, Series 2002, Iowa West Foundation
          Project (U.S. Bank LOC),
          1.30%, 12/6/02                                 1,500     1,500
         Iowa Finance Authority Revenue Bonds,
          Series 2000, YMCA & Rehab Center Project
          (Bank of America LOC),
          1.20%, 12/6/02                                 2,400     2,400
         Iowa State Revenue Primary Road Fund RAN,
          Series 2002,
          2.50%, 6/30/03                                 2,500     2,515
         Iowa State Vision Special Funds, Merlots
          Series 2001A110 (MBIA Insured),
          1.32%, 12/6/02                                 5,735     5,735
       -----------------------------------------------------------------
                                                                  12,150
       -----------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
      Kansas - 1.0%
        Johnson County School District No. 512 VRDB,
         Merlots, Series 2001A92,
         1.32%, 12/6/02                                   $9,505   $ 9,505
      --------------------------------------------------------------------
      Kentucky - 2.1%
        Henderson County VRDB, Series 2000A1,
         Kentucky Hospital Association Health
         Facilities (Bank of America GIC),
         1.25%, 12/6/02                                    9,000     9,000
        Kentucky Economic Development Finance
         Authority Hospital Revenue Bonds,
         Series 1999B, Baptist Healthcare System
         (MBIA Insured LOC),
         1.20%, 12/6/02                                    9,535     9,535
        Logan/Todd Regional Water Commission BAN,
         3.00%, 8/1/03                                     1,000     1,010
      --------------------------------------------------------------------
                                                                    19,545
      --------------------------------------------------------------------
      Louisiana - 1.4%
        Lafayette Public Power Authority Morgan
         Stanley Floating Rate Trust Certificates 2000,
         Series 294 (AMBAC Insured),
         1.24%, 12/6/02                                    3,995     3,995
        Lake Charles Harbor & Terminal District
         Revenue VRDB, Lehman Floating Rate Trust
         (Bank of America Gtd.),
         1.47%, 12/6/02                                    5,000     5,000
        Louisiana State Offshore Terminal Storage
         Revenue Bonds, First Stage LOOP, Inc.
         (SunTrust Bank LOC),
         1.30%, 12/2/02                                    3,650     3,650
      --------------------------------------------------------------------
                                                                    12,645
      --------------------------------------------------------------------
      Maine - 0.1%
        Maine Health & Higher Educational Facilities
         Authority VRDB, Series 1985E, Voluntary
         Hospitals of America New England Inc.
         (AMBAC Insured),
         1.20%, 12/6/02                                    1,325     1,325
      --------------------------------------------------------------------
      Maryland - 0.4%
        Howard County, Consolidated Public
         Improvement BAN, Series 2002,
         1.40%, 12/11/02                                   3,300     3,300
      --------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       Massachusetts - 0.1%
         Commonwealth of Massachusetts CP Notes,
          Series H,
          1.50%, 12/4/02                                 $1,000    $1,000
       ------------------------------------------------------------------
       Michigan - 1.3%
         Detroit Sewage Disposal System VRDN, First
          Union Merlots Series 2000 (FGIC Insured),
          1.32%, 12/6/02                                     700      700
         Detroit Sewage Disposal System VRDN, First
          Union Merlots Series 2001A103
          (FGIC Insured),
          1.32%, 12/6/02                                   4,800    4,800
         Michigan Hospital Finance Authority
          Revenue Bonds, Series 2000, Mt. Clemens
          General Hospital (Comerica Bank LOC),
          1.25%, 12/6/02                                     400      400
         Michigan State Strategic Fund Limited
          Obligation VRDN, Roeper School Project
          (Standard Federal Bank LOC),
          1.20%, 12/6/02                                   1,800    1,800
         Southfield Economic Development Revenue
          VRDB, Series 2000, Lawrence Tech University
          Project (Bank One LOC),
          1.20%, 12/6/02                                   3,800    3,800
       ------------------------------------------------------------------
                                                                   11,500
       ------------------------------------------------------------------
       Minnesota - 1.5%
         Center City, Minnesota Health Care Facilities
          Revenue VRDB, Series 2002, Hazelden
          Foundation Project (Allied Irish Bank LOC),
          1.35%, 12/6/02                                   2,600    2,600
         Kandiyohi County School District No. 345
          G.O. Certificates of Indebtedness of 2002,
          2.25%, 8/11/03                                   3,000    3,015
         University of Minnesota VRDB, Series 2001C,
          1.25%, 12/6/02                                   7,700    7,700
       ------------------------------------------------------------------
                                                                   13,315
       ------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       Mississippi - 0.9%
         Claiborne County PCR Refunding Bonds,
          Series 1985G2 (National Rural Utilities
          Cooperative Finance Co. Gtd.),
          1.70%, 12/10/02                               $ 3,700  $ 3,700
         Mississippi Business Finance Corp. Revenue
          Bonds, Series 2000, St. Andrew's Project
          (Allied Irish Bank Insured),
          1.24%, 12/6/02                                    630      630
         Mississippi Development Bank Special
          Obligation, Series 2001A, Merlots Series
          2001A16 (AMBAC Insured),
          1.32%, 12/6/02                                  4,095    4,095
       -----------------------------------------------------------------
                                                                   8,425
       -----------------------------------------------------------------
       Missouri - 0.4%
         Kansas City IDA Hospital Revenue VRDB, Resh
          Health Services System (MBIA Insured),
          1.40%, 12/2/02                                  2,510    2,510
         St. Louis County IDA VRDB, Series 1996B,
          Friendship Village West County Project
          (LaSalle Bank LOC),
          1.25%, 12/6/02                                  1,400    1,400
       -----------------------------------------------------------------
                                                                   3,910
       -----------------------------------------------------------------
       New Jersey - 3.3%
         New Jersey State TRAN, Series 2002,
          3.00%, 6/12/03                                 30,000   30,237
       -----------------------------------------------------------------
       New Mexico - 0.3%
         City of Farmington PCR Bonds, Series 1994B,
          Arizona Public Service Four Corners Project
          (Barclays Bank LOC),
          1.30%, 12/2/02                                  2,500    2,500
       -----------------------------------------------------------------
       New York - 1.7%
         Albany County Industrial Development
          Agency VRN, Series 2002, Research
          Foundation of State University Project,
          1.30%, 12/6/02                                  2,600    2,600
         New York City G.O. VRDB, Series 2002C-3
          (BNP Paribas LOC),
          1.10%, 12/6/02                                  5,500    5,500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       New York - 1.7% - (continued)
         New York City RAN, Series 2002,
          2.50%, 4/11/03                                 $3,000   $ 3,012
         New York City TFA Revenue Notes, Series 4,
          2.50%, 2/26/03                                  1,000     1,002
         Triborough Bridge & Tunnel Revenue VRN,
          Series F,
          1.05%, 12/6/02                                  3,200     3,200
       ------------------------------------------------------------------
                                                                   15,314
       ------------------------------------------------------------------
       North Carolina - 1.2%
         Meckenburg County G.O. Unlimited VRDB,
          Series 2002C,
          1.20%, 12/6/02                                  1,000     1,000
         North Carolina Education Facilities Finance
          Agency VRN, Cardinal Gibbons Project
          (Bank of America LOC),
          1.15%, 12/6/02                                  2,300     2,300
         North Carolina Housing Finance Agency VRN,
          Series 2002, Masonic Home for Children at
          Oxford (Wachovia Bank LOC),
          1.30%,12/6/02                                   2,800     2,800
         North Carolina MedCare VRDB, Merlots Series
          2001A39 (Colld. by GNMA),
          1.32%, 12/6/02                                  4,995     4,995
       ------------------------------------------------------------------
                                                                   11,095
       ------------------------------------------------------------------
       Ohio - 0.6%
         Franklin County Hospital Revenue VRDB, Series
          2001 II-R-55, Smith Barney ROC (Salomon
          Smith Barney Holdings Gtd.),
          1.36%, 12/6/02                                  5,500     5,500
       ------------------------------------------------------------------
       Oklahoma - 1.0%
         Garfield County Industrial Authority Revenue
          Bonds, Series A, Oklahoma Gas & Electric
          Co. Project (Oklahoma Gas & Electric Co.
          Gtd.),
          1.30%, 12/6/02                                  3,000     3,000
         Muskogee Industrial Trust PCR VRDB, Series A,
          Oklahoma Gas & Electric Co. Project
          (Oklahoma Gas & Electric Co. Gtd.),
          1.75%, 12/6/02                                  1,400     1,400

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
      Oklahoma - 1.0% - (continued)
        Oklahoma Water Resources Board Revenue
         Bonds, Series 2001, State Loan Program,
         1.45%, 4/1/03                                   $ 4,640  $ 4,640
      -------------------------------------------------------------------
                                                                    9,040
      -------------------------------------------------------------------
      Oregon - 1.2%
        Oregon Housing and Community Services
         Department SFM Program Morgan Stanley
         Floating Rate Trust Certificates, Series 298,
         1.24%, 12/6/02                                    3,260    3,260
        Oregon State G.O. TAN, Series A,
         3.25%, 5/1/03                                     8,000    8,041
      -------------------------------------------------------------------
                                                                   11,301
      -------------------------------------------------------------------
      Pennsylvania - 2.5%
        Delaware Valley Regional Financing Authority
         Local Government Revenue VRDN, Merrill
         Lynch P-Floats PT-152 (AMBAC Insured),
         1.34%, 12/6/02                                    4,300    4,300
        Delaware Valley Regional Financing Authority
         Local Government Revenue VRDB, Series
         1985-C (Toronto Dominion Bank LOC),
         1.15%, 12/6/02                                   10,100   10,100
        Mercersburg Borough General Purpose
         Authority Revenue Bonds, Series A,
         Mercersburg College (Wachovia
         Bank LOC),
         1.15%, 12/6/02                                    1,500    1,500
        North Wales Water Authority Revenue Notes,
         Series 2001, Rural Water Project,
         4.00%, 12/15/02                                   1,000    1,001
        Philadelphia School District TRAN,
         2.75%, 6/30/03                                    2,000    2,014
        Southcentral General Authority Revenue Notes,
         Cerebral Palsy Home
         (Fleet National Bank LOC),
         1.30%, 12/6/02                                    3,880    3,880
        Washington County Authority Lease
         Revenue VRDB, Series B-1, Subseries E,
         Eye & Ear Hospital (Allied Irish Bank LOC),
         1.28%, 12/6/02                                      400      400
      -------------------------------------------------------------------
                                                                   23,195
      -------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       South Carolina - 2.3%
         Richland County School District No.1 G.O.
          Bonds, Series 2002,
          2.00%, 10/1/03                                 $ 1,000  $ 1,004
         South Carolina Public Service Authority
          Revenue Promissory Notes,
          1.77%, 12/11/02                                  4,000    4,000
          1.25%, 12/12/02                                 11,700   11,700
         South Carolina School Facilities G.O. Bonds,
          Series 7, 2000 ROCS,
          1.25%, 12/6/02                                   4,000    4,000
       ------------------------------------------------------------------
                                                                   20,704
       ------------------------------------------------------------------
       Tennessee - 9.0%
         Blount County Health Education Facility Board
          Revenue Bonds, Maryville College (SunTrust
          Bank LOC),
          1.15%, 12/6/02                                   5,000    5,000
         Chattanooga Health Education & Housing
          Authority VRDB, Series 1993, Lehman Floating
          Receipts TRS-Series L28 (Colld. by U.S.
          Treasury Securities),
          1.35%, 12/6/02                                  11,000   11,000
         Knox County Health and Education
          Facilities VRDB, Series 2000, Volunteer
          Student Housing (Wachovia Bank LOC),
          1.30%, 12/6/02                                   3,700    3,700
         Memphis Improvement G.O. Bonds,
          Series 1996, Soc Gen Trust SGB-23,
          1.36%, 12/6/02                                   1,000    1,000
         Metropolitan Government Nashville & Davidson
          County VRDB, Series 2001B-1, Ascension
          Health Credit,
          1.60%, 7/28/03                                   4,000    4,000
         Metropolitan Government Nashville & Davidson
          County VRDB, Series 2001B-2, Ascension
          Health Credit,
          2.00%, 1/3/03                                    2,000    2,000
         Metropolitan Government Nashville & Davidson
          County VRDB, Series 2002A, Belmont
          University Project,
          1.15%, 12/6/02                                   8,250    8,250

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       Tennessee - 9.0% - (continued)
         Metropolitan, Nashville, & Davidson Counties
          Education Facilities Improvement VRDB,
          Series 2002, University of Nashville Project
          (SunTrust Bank LOC),
          1.15%, 12/6/02                                 $ 3,000  $ 3,000
         Metropolitan, Nashville, & Davidson Counties
          Electric Revenue VRDN, Citicorp Eagle Trust
          Series 984201,
          1.25%, 12/6/02                                  18,000   18,000
         Sevier County Public Building Authority Local
          Government Public Improvement VRDB,
          Series 1999 II-A (AMBAC Insured),
          1.20%, 12/6/02                                   3,200    3,200
          Series 2000 IV-B-1 (FSA Insured),
          1.30%, 12/2/02                                   7,900    7,900
          Series 2000 IV-C (FSA Insured),
          1.30%, 12/2/02                                   3,700    3,700
          Series 2000 IV-D (AMBAC Insured),
          1.30%, 12/2/02                                   1,335    1,335
          Series 2000 IV-I (AMBAC Insured),
          1.30%, 12/2/02                                   2,020    2,020
          Series 2001 IV-I (AMBAC Insured),
          1.30%, 12/2/02                                   2,500    2,500
         Shelby County, Education and Housing VRDB,
          Memphis University School Project (SunTrust
          Bank LOC),
          1.20%, 12/6/02                                   5,700    5,700
         Sumner County Health, Education & Housing
          VRDB, Series 1999A, Hospital Alliance of
          Tennessee Pooled Program (Transamerica
          Life Insurance & Annuity Co. Gtd.),
          1.31%, 12/6/02                                     300      300
       ------------------------------------------------------------------
                                                                   82,605
       ------------------------------------------------------------------
       Texas - 10.6%
         Austin Water and Wastewater System Revenue
          Bonds, Series 2002A1, First Union Merlots
          (FSA Insured),
          1.32%, 12/6/02                                   3,000    3,000
         Bexar County VRDB, State Street Clipper Trust
          Series 20013 (Clipper Certificates Trust
          Insured), /(1)/
          1.90%, 12/20/02                                 10,000   10,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
     Texas - 10.6% - (continued)
       Comal Independent School District VRDB,
        Series 1999-9, ABN Amro Munitops
        (PSF of Texas Gtd.), /(1)/
        1.26%, 12/6/02                                     $ 6,500  $ 6,500
       Dallas G.O. Refunding VRDB, Morgan Stanley
        Floating Rate Certificates, Series 93,
        1.24%, 12/6/02                                         595      595
       Dallas Independent School District G.O.
        Unlimited VRDN, Tax P-Floats PT-370
        (Colld. by U.S. Treasury Securities),
        1.22%, 12/6/02                                       6,885    6,885
       Granbury Independent School District VRDN,
        Series 1999, P-Float SG-129 (PSF of Texas Gtd.),
        1.22%, 12/6/02                                       4,815    4,815
       Harris County Health Facilities Development
        Corp. Revenue VRDB. Merlots Series 2001A87
        Corp. (U.S. Treasuries Escrowed),
        1.32%, 12/6/02                                       5,630    5,630
       Keller Independent School District ABN Amro
        Munitop 2001-26,
        1.28%, 12/6/02                                       4,000    4,000
       San Antonio City Education Facilities Corp.,
        Series 2, Trinity University Project,
        1.25%, 12/2/02                                       1,200    1,200
       San Antonio City Electric & Gas VRDB, First
        Union Merlots Series 2001A68 (Colld. by U.S.
        Treasury Securities),
        1.32%, 12/6/02                                       3,635    3,635
       San Antonio Independent School District, ABN
        Amro Munitops 2001-29,
        1.55%, 5/15/03                                       5,000    5,000
       State of Texas TRAN, Series 2001A,
        2.75%, 8/29/03                                      33,000   33,324
       State of Texas TRAN, Series 2002, Floating Rate
        Trust Receipts,
        1.35, 12/6/02                                        8,000    8,000
       Texas City Industrial Development Corp. VRDB,
        First Union Merlots Series 2000A34, Arco
        Pipeline Project (BP PLC Gtd.),
        1.32%, 12/6/02                                       3,965    3,965
     ----------------------------------------------------------------------
                                                                     96,549
     ----------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
       Utah - 0.9%
         Intermountain Power Agency Power Supply
          Revenue CP, Series 1997B,
          1.50%, 12/9/02                                $ 3,000  $ 3,000
         Utah Water Finance Agency Revenue VRDB,
          Series 2002A2 (AMBAC Insured),
          1.25%, 12/6/02                                  5,430    5,430
       -----------------------------------------------------------------
                                                                   8,430
       -----------------------------------------------------------------
       Virginia - 0.1%
         Roanoke IDA Hospital Revenue VRDB,
          Carilion Health System Obligated Group,
          Series 2002B,
           1.25%, 12/2/02                                   400      400
           Series 2002C,
          1.25%, 12/2/02                                    700      700
       -----------------------------------------------------------------
                                                                   1,100
       -----------------------------------------------------------------
       Washington - 6.0%
         King County G.O. Refunding Bonds, Series 98B
          ABN Amro MuniTop Certificates 2001-1
          (MBIA Insured),
          1.28%, 12/6/02                                  7,500    7,500
         Seattle Light and Power VRDN, SMB ROC II-R
          (FSA Corp. Insured),
          Series 47,
          1.25%, 12/6/02                                 17,920   17,920
          Series 48,
          1.25%, 12/6/02                                  5,995    5,995
         Washington Public Power Supply System
          Revenue VRDN, Series 1993-1A-2, Nuclear
          Project No. 1 (Bank of America LOC),
          1.10%, 12/6/02                                  2,100    2,100
         Washington State G.O. Series 2002 R-03-A
          Series 2002A57, Wachovia Merlots
          (MBIA Insured),
          1.32%, 12/6/02                                  6,200    6,200
         Washington State G.O. VRDN, Series 1993B,
          Smith Barney Soc Gen Trust SGB-13,
          1.25%, 12/6/02                                 12,000   12,000
         Washington State Housing Finance Commission
          VRN, Series 2001A, Pioneer Human Services
          Project (U.S. Bank LOC),
          1.25%, 12/2/02                                  2,900    2,900

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2002


       TAX-EXEMPT PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
      Washington - 6.0% - (continued)
        Washington State Housing Finance Commission
         NonProfit Housing Revenue VRDB, Series
         1994, Rockwood Retirement Communities
         Program (Wells Fargo Bank LOC),
         1.25%, 12/2/02                                   $   800  $   800
      --------------------------------------------------------------------
                                                                    55,415
      --------------------------------------------------------------------
      West Virginia - 1.1%
        West Virginia Hospital Loan Financing Authority
         VRDB, Series 2000A (West Virginia Financing
         Authority Pooled Loan GIC),
         1.45%, 12/6/02                                    10,000   10,000
      --------------------------------------------------------------------
      Wisconsin - 3.0%
        University of Wisconsin Hospital and Clinics
         Revenue Bonds, Series 2000RR, First Union
         Merlots (FSA Corp. Insured),
         1.32%, 12/6/02                                     3,000    3,000
        Wauwatosa Housing Authority Adjustable Rate
         Put Options, Series 1995, San Camillio, Inc.
         Project (U.S. Bank LOC),
         1.25%, 12/6/02                                       900      900
        Wisconsin Health and Education Facilities
         Authority Revenue Bonds, Series 2000B,
         Oakwood Village
         (Marshall & Ilsley Bank LOC),
         1.25%, 12/6/02                                       500      500
        Wisconsin Health and Education Facilities
         Authority Revenue Bonds, Series 2002A,
         Caps Acs Pool/Vernon Memorial Hospital
         (U.S. Bank LOC),
         1.20%, 12/2/02                                     2,500    2,500
        Wisconsin Health and Education Facilities
         VRDB, Series 94A, Sinai Medical Center
         (Marshall & Ilsley Bank LOC),
         1.25%, 12/6/02                                     7,600    7,600
        Wisconsin Health and Education Hospital
         Revenue VRN, St. Joseph Community
         Hospital (Marshall & Ilsley Bank LOC),
         1.25%, 12/6/02                                     9,675    9,675
        Wisconsin Public Power Inc. System, Series
         1996A, JPM Chase PUTTER, Series 285
         (MBIA Insured),
         1.26%, 12/6/02                                     2,920    2,920
      --------------------------------------------------------------------
                                                                    27,095
      --------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT    VALUE
                                                     (000S)    (000S)
        MUNICIPAL INVESTMENTS - 100.1% - CONTINUED
        Wyoming - 0.8%
          Uinta County PCR Bonds, Series 1993,
           Chevron USA Inc. Project
           (ChevronTexaco Gtd.),
           1.30%, 12/2/02                            $7,500     $7,500
        ---------------------------------------------------------------
        Multiple States Pooled Securities - 0.4%
          Clipper Multistate Tax-Exempt Trust
           Certificates, Series A,
           1.41%, 12/6/02                             2,800      2,800
          Soc Gen Puttable Floating Option, Series
           2001 SGP-13, Tax-Exempt Pooled Trust
           Receipts,
           1.36%, 12/6/02                               805        805
        ---------------------------------------------------------------
                                                                 3,605
        ---------------------------------------------------------------
        Total Municipal Investments (cost $916,835)            916,835
                                                    NUMBER OF
                                                     SHARES    VALUE
                                                     (000S)    (000S)
        OTHER - 0.4%
          AIM Tax Free Money Market Fund              1,735      1,735
          Dreyfus Tax-Exempt Cash Management Fund       917        917
          Federated Tax Free Trust Money Market
           Fund No. 15                                  466        466
          Federated Tax Free Trust Money Market
           Fund No. 73                                  319        319
        ---------------------------------------------------------------
        Total Other (cost $3,437)                                3,437

        ---------------------------------------------------------------
        Total Investments - 100.5% (cost $920,272)             920,272
           Liabilities less Other Assets - (0.5)%               (4,779)
        ---------------------------------------------------------------
        NET ASSETS - 100.0%                                   $915,493

At November 30, 2002, the Tax-Exempt Portfolio's investments were diversified as follows:

           INDUSTRY SECTOR                               PERCENTAGE
           Educational Services                                10.3%
           Electric Services                                   14.0
           Executive, Legislative and General Government       35.1
           General Medical and Surgical                         6.8
           Health Services                                      7.4
           Other                                               26.4
           ---------------------------------------------------------
           Total                                              100.0%

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $16,500,000 or 1.8% of net assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2002


       MUNICIPAL PORTFOLIO


                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 98.8%
      Alabama - 0.6%
        Gadsen Industrial Development Board PCR
         Bonds, Alabama Power Co. Project
         (Alabama Power Gtd.),
         1.30%, 12/2/02                                   $   150  $   150
        McIntosh Industrial Development Board
         Environmental Improvement Facilities
         Revenue Refunding VRDB, Series 1998D,
         CIBA Specialty Chemicals Corp.
         (CIBA Specialty Chemicals Corp. Gtd.),
         1.30%, 12/2/02                                     2,400    2,400
      --------------------------------------------------------------------
                                                                     2,550
      --------------------------------------------------------------------
      Arizona - 0.4%
        Pima County IDA VRDB, Series 2002A, La
         Posada Senior Living Facilities Project
         (LaSalle Bank LOC),
         1.20%, 12/6/02                                     1,800    1,800
      --------------------------------------------------------------------
      California - 10.8%
        California Department of Water Resources
         Power Supply Revenue Bonds
         (Department of Water Resources LOC),
         Series 2002B-1 (Bank of New York LOC),
         1.80%, 3/13/03                                     5,000    5,000
         Series 2002B-2 (BNP Paribas LOC),
         1.80%, 2/13/03                                     8,700    8,700
         Series 2002B-4 (Dexia Credit Local de France,
          LOC),
         1.80%, 3/13/03                                     5,000    5,000
         Series 2002C-3 (AMBAC Insured),
         1.80%, 3/13/03                                     5,000    5,000
         Series 2002C-7 (FSA Insured),
         1.80%, 2/13/03                                     3,000    3,000
         Series 2002C-15 (Bank of Nova Scotia LOC),
         1.80%, 2/13/03                                    10,000   10,000
        California PCR Finance Authority Bonds,
         San Diego Gas & Electric Co. Merrill Lynch
         P-Floats PA-538R (MBIA Insured),
         1.26%,12/6/02                                      3,700    3,700
        California State RANS, Series 2002A,
         2.50%, 6/20/03                                     3,000    3,015
        California State Variable Rate RANS,
         Series 2002A,
         1.38%, 6/20/03                                     5,000    5,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
      California - 10.8% - (continued)
         Series 2002G,
         1.42%, 6/20/03                                  $1,000   $ 1,000
      -------------------------------------------------------------------
                                                                   49,415
      -------------------------------------------------------------------
      Colorado - 0.2%
        Jefferson County TAN, School District
         No. R-001,
         2.50%, 6/30/03                                   1,000     1,006
      -------------------------------------------------------------------
      Florida - 5.5%
        Collier County IDA Healthcare Facilities
         Revenue Bonds, NCH Healthcare
         Systems, Inc. (Fifth Third Bank LOC),
         1.27%, 12/6/02                                   7,650     7,650
        Jacksonville PCR Refunding Bonds, Series 1994,
         Florida Power & Light Project
         (Florida Power & Light Co. Gtd.),
         1.65%, 12/6/02                                   1,500     1,500
        Miami-Dade County Educational Facilities
         Authority Revenue Bonds, Series 2000,
         International University Foundation Project
         (SunTrust Bank LOC),
         1.15%, 12/6/02                                   3,200     3,200
        Orange County Health Facility Revenue VRDB,
         Series 531, Morgan Stanley Floater
         Cerificates (FSA Corp. Insured),
         1.36%, 12/6/02                                   4,100     4,100
        Orange County Health Facility Revenue VRDB,
         Series 532, Morgan Stanley Floater
         Certificates (AMBAC Insured),
         1.36%, 12/6/02                                   3,660     3,660
        Orange County HFA VRDB, Series 1987-A,
         Citicorp Eagle Trust (Colld. by GNMA
         Securities),
         1.25%, 12/6/02                                     300       300
        Putnam County Development Authority PCR
         Bonds, Series H-4, National Rural Utilities
         Seminole Electric Cooperative Project
         (National Rural Utilities Cooperative Finance
         Co. Gtd.),
         2.00%, 12/15/02                                  1,000     1,000
        Sarasota County Public Hospital Revenue
         VRDB, Series 1996A, Sarasota Memorial
         Hospital Project,
         1.60%, 12/6/02                                   3,800     3,800
      -------------------------------------------------------------------
                                                                   25,210
      -------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
       Georgia - 5.6%
         Appling County Development Authority PCR
          Bonds, Series 1997, Georgia Power Co. Plant
          Hatch Project (Georgia Power Gtd.),
          1.30%, 12/2/02                                 $2,000   $ 2,000
         Bartow County Development Authority PCR
          Bonds, Series 1998, Georgia Power Co. Plant
          Bowen Project (Georgia Power Gtd.),
          1.20%, 12/2/02                                    800       800
          1.30%, 12/2/02                                  1,600     1,600
         DeKalb County Hospital Authority Revenue
          VRDN, Series B, Atlantic Certificates DeKalb
          Medical Center (SunTrust Bank LOC),
          1.15%, 12/6/02                                  3,900     3,900
         Fulton County Development Authority Revenue
          VRDB, Series 2002, Lovett School Project
          (SunTrust Bank LOC),
          1.15%, 12/6/02                                  1,900     1,900
         Fulton County Development Authority Revenue
          VRDB, Trinity School Project
          (SunTrust Bank LOC),
          1.15%, 12/6/02                                  1,400     1,400
         Macon Water Authority & Sewer Revenue
          Bonds, Series 2001A,
          1.30%, 12/6/02                                  5,000     5,000
         Putnam County Development Authority PCR
          Bonds, Series 1998, Georgia Power Plant
          Branch Project (Georgia Power Gtd.),
          1.30%, 12/2/02                                  6,000     6,000
         Roswell Housing Authority Multifamily Revenue
          VRDN, Series 2002, Chambrel at Roswell
          Project (FNMA Gtd.),
          1.15%, 12/6/02                                  3,200     3,200
       ------------------------------------------------------------------
                                                                   25,800
       ------------------------------------------------------------------
       Illinois - 10.7%
         Chicago Board of Education G.O. Unlimited
          VRDB Merrill P-Floats, Series A-PA-616,
          School Reform Board (FGIC Insured),
          1.23%, 12/6/02                                    500       500
         Chicago G.O. Project & Refunding Bonds,
          Series 1998M, Bank of America Partnership
          (FGIC Insured),
          1.26%, 12/6/02                                  3,800     3,800

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
     Illinois - 10.7% - (continued)
       Chicago G.O. Refunding VRDB, Series 1998,
        Citicorp Eagle Trust 981302 (FSA Insured),
        1.25%, 12/6/02                                     $  500   $  500
       Illinois Development Finance Authority Revenue
        VRDN, Enterprise Office Campus
        (Colld. by U.S. Government Securities),
        1.55%, 12/2/02                                      2,950    2,950
       Illinois Development Finance Authority Revenue
        VRDB, Oak Crest Residence Project
        (Bank One LOC),
        1.30%, 12/6/02                                      1,500    1,500
       Illinois Development Finance Authority Revenue
        VRDB, Series 1994, WBEZ Alliance Project
        (LaSalle Bank LOC),
        1.15%, 12/6/02                                      1,200    1,200
       Illinois Educational Facilities Authority Revenue
        Bonds, Cultural Pooled Financing Project
        (Bank One LOC),
        1.15%, 12/6/02                                      3,550    3,550
       Illinois Educational Facilities Authority Revenue
        Bonds, University of Chicago,
        1.65%, 7/1/03                                       1,000    1,000
        1.60%, 8/1/03                                       2,000    2,000
       Illinois Health Facilities Authority Revenue
        Bonds, Evanston Hospital Corp.,
        Series 1987-A,
        1.48%, 2/27/03                                      2,000    2,000
        Series 1987-B,
        1.48%, 2/27/03                                      5,000    5,000
        Series 1995,
        1.63%, 12/12/02                                     2,000    2,000
        Series 1996,
        1.30%, 2/20/03                                      5,000    5,000
       Illinois Health Facilities Authority Revenue
        Bonds, Series 1996-B, Franciscan Eldercare
        Village (LaSalle Bank LOC),
        1.25%, 12/6/02                                      1,350    1,350
       Illinois Health Facilities Authority Revenue
        Bonds, Series 1997B, Friendship Village of
        Schaumburg (LaSalle National Bank LOC),
        1.25%, 12/6/02                                      4,000    4,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
     Illinois - 10.7% - (continued)
       Illinois Health Facilities Authority Revenue
        Bonds, Morgan Stanley Floating Rate Trust,
        Series 166, Sinai Health System
        (AMBAC Insured),
        1.65%, 8/7/03                                      $ 2,220  $ 2,220
       Illinois Health Facilities Authority Revenue
        Bonds, Series 1999B, Resurrection
        Healthcare (FSA Insured),
        1.20%, 12/6/02                                         300      300
       Illinois Health Facilities Authority VRDN, Series
        1994, Riverside Health System
        (LaSalle Bank LOC),
        1.27%, 12/6/02                                         500      500
       Regional Transportation Authority Revenue
        VRDB, Citicorp Eagle Trust, Series 20001303
        (MBIA Insured),
        1.25%, 12/6/02                                         500      500
       Regional Transportation Authority Revenue
        VRDB, Series 2001-A73, First Union Merlot
        (MBIA Insured),
        1.32%, 12/6/02                                       5,000    5,000
       Rockford City Revenue Bonds, Wesley Willows
        Obligated Group (Marshall & Ilsley LOC),
        1.30%, 12/2/02                                       4,400    4,400
     ----------------------------------------------------------------------
                                                                     49,270
     ----------------------------------------------------------------------
     Indiana - 4.7%
       Indiana Bond Bank Advance Funding Program
        Notes, Series 2002A2,
        2.25%, 1/22/03                                      10,000   10,008
       Indiana Health Facilities Financing Authority
        Revenue VRDB, Franciscan Eldercare
        (LaSalle Bank LOC),
        1.20%, 12/6/02                                         300      300
       Indiana Public Improvement Bond Bank,
        Series A, ABN Amro MuniTop 2002-7
        (MBIA Insured),
        2.00%, 5/21/03                                       2,000    2,000
       Indiana Transportation Authority Highway
        Revenue VRDB, Citicorp Eagle Trust
        Series 981402,
        1.25%, 12/6/02                                         650      650

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
      Indiana - 4.7% - (continued)
        Indiana University CP, Series 2002
         (Bank One LOC),
         1.40%, 12/11/02                                 $2,000   $ 2,000
        Sullivan Industrial PCR VRDB, Series 1985L-3,
         Hoosier Energy Rural Electric,
         1.80%, 12/13/02                                  2,200     2,200
        Sullivan Industiral PCR VRDB, Series L6,
         Hoosier Energy Rural Electric (Natural Rural
         Utilities Coop Finance Co. Gtd.),
         1.80%, 12/13/02                                  1,300     1,300
        Vincennes Indiana Economic Development
         Knox County ARC (Wells Fargo Bank LOC),
         1.40%, 12/6/02                                   3,300     3,300
      -------------------------------------------------------------------
                                                                   21,758
      -------------------------------------------------------------------
      Iowa - 2.1%
        Davenport Community School District Revenue
         Bonds, School Infrastructure and Services
         (MBIA Insured),
         5.00%, 7/1/03                                    1,705     1,740
        Iowa Higher Education Loan Authority, Series
         2002, Luther College Project (U.S. Bank LOC),
         1.35%, 12/6/02                                   5,500     5,500
        Iowa State Revenue Primary Road Fund RANS,
         Series 2002,
         2.50%, 6/30/03                                   2,500     2,515
      -------------------------------------------------------------------
                                                                    9,755
      -------------------------------------------------------------------
      Kentucky - 1.8%
        Henderson County VRDB, Series 2000A,
         Kentucky Hospital Association Health
         Facilities (Bank of America GIC),
         1.25%, 12/6/02                                   6,540     6,540
        Logan/Todd Regional Water Commission BAN,
         3.00%, 8/1/03                                    1,000     1,009
        Mason County PCR VRDB, Series 1984-B1, East
         Kentucky Power Project (National Rural
         Utilities Cooperative Finance Co. Gtd.),
         1.55%, 12/6/02                                     655       655
      -------------------------------------------------------------------
                                                                    8,204
      -------------------------------------------------------------------
      Louisiana - 0.5%
        New Orleans G.O. VDRB, Series 1998, Wachovia
         Merlot, Series A20 (FGIC Insured),
         1.32%, 12/6/02                                   2,110     2,110
      -------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
        Maryland - 3.1%
          Gaithersburg Economic Development Revenue
           VRDN, Asbury Methodist (MBIA Insured),
           1.20%, 12/6/02                               $ 5,500  $ 5,500
          Howard County Consolidated Public
           Improvement BAN, Series 2002C,
           1.40%, 12/11/02                                2,500    2,500
          Howard County Multi-Family Housing Revenue
           VRDB, Sherwood Crossing Ltd.
           (U.S. Treasuries LOC),
           2.00%, 6/1/03                                  6,000    6,000
        ----------------------------------------------------------------
                                                                  14,000
        ----------------------------------------------------------------
        Massachusetts - 4.1%
          Commonwealth of Massachusetts CP Notes,
           Series G,
           1.30%, 12/12/02                               10,000   10,000
           Series H,
           1.50%, 12/4/02                                 9,000    9,000
        ----------------------------------------------------------------
                                                                  19,000
        ----------------------------------------------------------------
        Michigan - 2.6%
          Detroit Sewage Disposal System VRDN, First
           Union Merlots Series A103 (FGIC Insured),
           1.32%, 12/6/02                                 6,300    6,300
          Grand Rapids Economic Development Corp.
           Revenue Bonds, Series 1991-A, Amway Hotel
           (Standard Federal Bank LOC),
           1.35%, 12/6/02                                 2,525    2,525
          Jackson County Economic Development Corp.
           VRDB, Series 2001-A, Vista Grande Villa
           (LaSalle Bank LOC),
           1.25%, 12/2/02                                   600      600
          Kentwood Economic Development Corp. VRDN,
           Series 2002, Holland Home Obligated Group
           (LaSalle Bank LOC),
           1.30%, 12/6/02                                 1,900    1,900
          Michigan Hospital Finance Authority Revenue
           Bonds, Series 2000, Mt. Clemens General
           Hospital (Comerica Bank LOC),
           1.25%, 12/6/02                                   500      500
        ----------------------------------------------------------------
                                                                  11,825
        ----------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
       Minnesota - 0.4%
         Kandiyohi County School District No. 345 G.O.
          Certificates of Indebtedness of 2002,
          2.25%, 8/11/03                                  $1,750   $1,759
       ------------------------------------------------------------------
       Mississippi - 0.2%
         Medical Center Educational Building Revenue
          VRDN, Adult Hospital Project
          (AMBAC Insured),
          1.20%, 12/2/02                                     700      700
       ------------------------------------------------------------------
       Missouri - 1.2%
         Kansas City IDA VRDN, Series 1985, Resh Health
          Services System (MBIA Insured),
          1.40%, 12/2/02                                     400      400
         Missouri Health & Education Facilities VRDB,
          Series 1999, Pooled Hospital Freeman Health
          System (KBC Bank LOC),
          1.25%, 12/6/02                                   4,155    4,155
         St. Louis General Funding Revenue TRAN,
          2.88%, 6/26/03                                   1,000    1,007
       ------------------------------------------------------------------
                                                                    5,562
       ------------------------------------------------------------------
       Nevada - 0.9%
         Nevada Muni Bond Bank Revenue VRDB,
          Series 1997-SGB 31 (FGIC Insured),
          1.25%, 12/6/02                                   4,165    4,165
       ------------------------------------------------------------------
       New Jersey - 1.5%
         New Jersey State TRAN, Series 2002,
          3.00%, 6/12/03                                   5,000    5,040
         New Jersey State Transportation Corp.
          Revenue Bonds, Series 15, ROC 2000
          (AMBAC Insured),
          1.31%, 12/6/02                                   2,000    2,000
       ------------------------------------------------------------------
                                                                    7,040
       ------------------------------------------------------------------
       New Mexico - 0.6%
         City of Farmington PCR VRN, Series
          1994A, Arizona Public Service Four Corners
          Project (Barclays Bank LOC),
          1.30%, 12/2/02                                   2,700    2,700
       ------------------------------------------------------------------
       New York - 0.7%
         New York City TFA Revenue Notes, Series 4,
          2.50%, 2/26/03                                   1,000    1,002

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
        MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
        New York - 0.7% - (continued)
          Triborough Bridge & Tunnel Revenue VRN,
           Series F,
           1.05%, 12/6/02                                $2,300   $2,300
        ----------------------------------------------------------------
                                                                   3,302
        ----------------------------------------------------------------
        North Carolina - 1.3%
          North Carolina Housing Finance Agency
           Series 2002, Masonic Home for Children at
           Oxford (Wachovia Bank LOC),
           1.30%,12/6/02                                  4,000    4,000
          North Carolina MedCare VRDB, Merlots Series
           2001A39 Providend Place Project
           (Colld. by GNMA),
           1.32%, 12/6/02                                 1,815    1,815
        ----------------------------------------------------------------
                                                                   5,815
        ----------------------------------------------------------------
        Ohio - 0.4%
          Clinton County Hospital Revenue VRDB,
           Series 2002A-1, Memorial Hospital Project
           (Fifth Third Bank LOC),
           1.25%, 12/6/02                                 2,000    2,000
        ----------------------------------------------------------------
        Oklahoma - 0.7%
          Garfield County IDA VRDB, Series A, Gas and
           Electric Co. Project (Oklahoma Gas and
           Electric Co. Gtd.),
           1.30%, 12/6/02                                 2,200    2,200
          Oklahoma Water Resources Board Revenue
           Bonds, Series 2001, State Loan Program,
           1.45%, 4/1/03                                    925      925
        ----------------------------------------------------------------
                                                                   3,125
        ----------------------------------------------------------------
        Oregon - 0.4%
          Oregon State G.O. TAN, Series A,
           3.25%, 5/1/03                                  2,000    2,010
        ----------------------------------------------------------------
        Pennsylvania - 2.9%
          Delaware Valley Finance Authority Local
           Government Revenue VRDN, Merrill Lynch
           P-Floats PT-152 (AMBAC Insured),
           1.34%, 12/6/02                                 3,005    3,005
          Delaware Valley Regional Financing Authority
           Local Government Revenue VRDB, Merrill
           Lynch P-Floats Series 1985-C
           (Toronto-Dominion Bank LOC),
           1.15%, 12/6/02                                 5,000    5,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
       Pennsylvania - 2.9% - (continued)
         Geisinger Health System Authority Revenue
          Bonds, Series 2000,
          1.15%, 12/2/02                                 $ 1,000  $ 1,000
         Mercersburg Borough General Purpose
          Authority Revenue Bonds, Series 2000A,
          Mercersburg College (Wachovia Bank LOC),
          1.15%, 12/6/02                                   1,200    1,200
         North Wales Water Authority Revenue Notes,
          Series 2001, Rural Water Project,
          4.00%,12/15/02                                   1,000    1,001
         Southcentral General Authority Revenue Notes,
          Cerebral Palsy Home (Fleet National
          Bank LOC),
          1.30%, 12/6/02                                   2,000    2,000
       ------------------------------------------------------------------
                                                                   13,206
       ------------------------------------------------------------------
       South Carolina - 1.5%
         Richland County School District No. 1
          G.O. Bonds, Series 2002,
          2.00%, 10/1/03                                   1,000    1,004
         South Carolina Public Service Authority
          Revenue Promissory Notes, Series 98,
          1.77%, 12/11/02                                  2,083    2,083
         South Carolina State Housing, Financing, and
          Development Multi-Family VRDB, Series 2001,
          East Ridge Apartments Project
          (General Electric Capital Corp. LOC),
          1.32%, 12/6/02                                   3,900    3,900
       ------------------------------------------------------------------
                                                                    6,987
       ------------------------------------------------------------------
       Tennessee - 10.1%
         Blount County Public Building Authority
          Revenue Bonds, Government Public
          Improvement Series 2001-A-1-H
          (AMBAC Insured),
          1.30%, 12/2/02                                   1,290    1,290
         Knox County Health and Education Facilities
          Revenue VRN, Series 2000, Volunteer Student
          Housing (Wachovia Bank LOC),
          1.30%, 12/6/02                                  14,400   14,400
         McMinn County Industrial Development Board
          Revenue Bonds, Series 2002, Tennessee
          Wesleyan College Project (Regions Bank LOC),
          1.26%, 12/6/02                                   2,705    2,705

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
      Tennessee - 10.1% - (continued)
        Memphis Improvement G.O. Bonds, Series 1996,
         Soc Gen Trust SGB-23,
         1.36%, 12/6/02                                  $  150   $   150
        Metropolitan Government Nashville & Davidson
         Counties VRDB, Series 2001B-1,
         Ascension Health,
         1.60%, 7/28/03                                   2,400     2,400
        Metropolitan Government Nashville & Davidson
         Counties VRDB, Series 2001B-2,
         Ascension Health,
         1.25%, 1/3/03                                    1,000     1,000
        Metropolitan, Nashville, & Davidson Counties
         Education Facilities Improvement Series 2002,
         University of Nashville Project
         (SunTrust Bank LOC),
         1.15%, 12/6/02                                   1,000     1,000
        Montgomery County Public Building Authority
         Revenue VRN, Series 2002, Tennessee
         County Loan Pool (Bank of America LOC),
         1.25%, 12/2/02                                   6,000     6,000
        Sevier County Public Building Authority Local
         Government Public Improvement VRDB
         (AMBAC Insured),
         Series 2000 IV-D-1,
         1.30%, 12/2/02                                   4,070     4,070
         Series 2000 IV-E-6,
         1.30%, 12/2/02                                   1,200     1,200
         Series 2000 IV-F-2,
         1.30%, 12/2/02                                   2,000     2,000
         Series 2000 IV-G-4,
         1.30%, 12/2/02                                   1,000     1,000
         Series 2000 IV-H-3,
         1.30%, 12/2/02                                   3,000     3,000
         Series 2000 IV-I-2,
         1.30%, 12/2/02                                   4,500     4,500
         Series 2000 IV-J-3,
         1.30%, 12/2/02                                     800       800
        Sevier County Public Building Authority
         Adjustable Rate Local Government Public
         Improvement Bonds, Series IV-B-8
         (FSA Corp. Insured),
         1.30%, 12/2/02                                     985       985
      -------------------------------------------------------------------
                                                                   46,500
      -------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
      Texas - 13.1%
        Bastrop Independent School District VRDB,
         Soc Gen Municipal Securities Trust, Series
         1997 SGB 37 (PSF of Texas Gtd.),
         1.25%, 12/6/02                                  $   400  $   400
        Bexar County Health Facilities Development
         Corp. Revenue Bonds, Air Force Village
         (Bank of America LOC),
         1.30%, 12/6/02                                    4,000    4,000
        Comal Independent School District VRDN,
         ABN Amro Munitops Certificates 1999-9
         (PSF of Texas Gtd.),/ (1)/
         1.28%, 12/6/02                                    1,300    1,300
        Dallas G.O. Refunding Bonds, Morgan Stanley
         Floating Rate Certificates, Series 1998-93,
         1.24%, 12/6/02                                      200      200
        Harris County Health Facilities Development
         Corp. Revenue VRDB, Merlot Series 2001-A87
         (U.S. Treasuries Escrowed),
         1.32%, 12/6/02                                      985      985
        Harris County Health Facilities Development
         Corp. Revenue VRDB, Texas Children Hospital
         Series 1999 (MBIA Insured),
         1.30%, 12/2/02                                    5,500    5,500
        Harris County Houston Sports Authority Special
         Revenue VRDB, Series 2001, Junior Lien
         Rodeo Project (MBIA Insured),
         1.20%, 12/6/02                                    9,700    9,700
        Keller Independent School District ABN Amro
         MuniTop 2001-26 (PSF of Texas Gtd.),
         1.28%, 12/6/02                                    2,500    2,500
        Northside Independent School District
         Revenue Bonds,
         4.00%, 2/15/03                                    3,000    3,014
        Port Arthur Navigation District Industrial
         Development VRDB (AMT), American
         Petrofina Corp. Project (Credit Commercial de
         France LOC),
         1.25%, 12/2/02                                    1,100    1,100
        San Antonio Independent School District
         Revenue Bonds, ABN Amro MuniTops
         2001-29,
         1.55%, 5/15/03                                    5,000    5,000
        State of Texas TRAN, Series 2001A,
         2.75%, 8/29/03                                   12,000   12,117

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002



                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
       Texas - 13.1% - (continued)
         Tarrant County Health Facility Authority
          Revenue VRN, Adventist Health System
          Sunbelt 1996-A (SunTrust Bank LOC),
          1.20%, 12/6/02                                $ 9,500  $ 9,500
         State of Texas TRAN, Series 2002, Lehman
          Brothers Floating Rate Trust Receipts,
          1.35%, 12/6/02                                  5,000    5,000
       -----------------------------------------------------------------
                                                                  60,316
       -----------------------------------------------------------------
       Utah - 0.2%
         Intermountain Power Agency Power Supply
          Revenue CP, Series 1997B-3,
          1.50%, 12/9/02                                  1,000    1,000
       -----------------------------------------------------------------
       Virginia - 0.2%
         Roanoke IDA Hospital Revenue VRDB,
          Series 2002C, Carilion Health System
          Obligated Group,
          1.25%, 12/2/02                                    790      790
       -----------------------------------------------------------------
       Washington - 7.8%
         Washington G.O. VRDN, Series 2001 FR/RI-L15,
          Lehman Brothers Trust Receipts,
          1.40%, 12/6/02                                  7,100    7,100
         Washington Public Power Supply System
          Revenue VRDN, Citicorp Eagle Trust
          Series 944701,
          1.25%, 12/6/02                                  3,200    3,200
         Washington Public Power Supply System
          Revenue VRDN, Series 1993-1A-2, Nuclear
          Project No. 1 (Bank of America LOC),
          1.10%, 12/6/02                                 13,100   13,100
         Washington State G.O. Refunding VRDB,
          Eagle Trust Series 1993C,
          1.25%, 12/6/02                                    800      800
         Washington State Housing Finance Commission
          Non-Profit Housing Revenue VRDB, Series
          1997, Panorama City Project (KeyBank LOC),
          1.25%, 12/2/02                                  2,600    2,600
         Washington State Housing Finance Commission
          VRDB, Series 2001A, Pioneer Human Services
          Project (U.S. Bank LOC),
          1.25%, 12/2/02                                  2,150    2,150

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
      Washington - 7.8% - (continued)
        Washington State Housing Finance Commission
         Non-Profit Revenue Bonds, Rockwood
         Retirement Communities (Wells Fargo
         Bank LOC),
         1.25%, 12/2/02                                   $1,360   $ 1,360
        Washington State Housing Finance Commission
         Non-Profit Housing Revenue VRDB, Series
         1994, Rockwood Retirement Communities
         Program (Wells Fargo Bank LOC),
         1.25%, 12/2/02                                    3,175     3,175
        Washington State Various Purpose G.O. VRDB,
         Series 2000B, Eagle Trust Series No.
         20004701,
         1.25%, 12/6/02                                    2,300     2,300
      --------------------------------------------------------------------
                                                                    35,785
      --------------------------------------------------------------------
      West Virginia - 0.4%
        West Virginia Hospital Loan Financing Authority
         VRDB, Series 2000A (Bank of America GIC),
         1.45%, 12/6/02                                    2,000     2,000
      --------------------------------------------------------------------
      Wisconsin - 1.3%
        Wauwatosa Housing Authority Adjustable Rate
         Put Option, Series 1995, San Camillo, Inc.
         Project (U.S. Bank LOC),
         1.25%, 12/6/02                                    1,200     1,200
        Wisconsin Health & Education Facilities VRDB,
         Series 94A, Sinai Samaritan Medical Center
         (Marshall & Ilsley Bank LOC),
         1.25%, 12/6/02                                      500       500
        Wisconsin Health & Education Facilities
         Authority VRDB, Series 2000B, Oakwood
         Village (Marshall & Ilsley Bank LOC),
         1.25%, 12/6/02                                      200       200
        Wisconsin Health & Education Facilities
         Authority VRDB, Cap Acs Pool Vernon
         Memorial Hospital (U.S. Bank LOC),
         Series 2002A,
         1.20%, 12/2/02                                      900       900
         Series 2002B,
         1.20%, 12/2/02                                    3,000     3,000
      --------------------------------------------------------------------
                                                                     5,800
      --------------------------------------------------------------------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2002


       MUNICIPAL PORTFOLIO (continued)


                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 98.8% - CONTINUED
      Multiple States Pooled Securities - 0.3%
        Clipper Multistate Tax-Exempt Trust
         Certificates, Series A,
         1.41%, 12/6/02                                 $1,000     $1,000
        Soc Gen Puttable Floating Option, Series 2001
         SG P-13 Tax Exempt Pooled Trust Receipts,
         1.36%, 12/6/02                                    230        230
      -------------------------------------------------------------------
                                                                    1,230
      -------------------------------------------------------------------
      Total Municipal Investments (cost $453,495)                 453,495

                                                        NUMBER
                                                          OF
                                                        SHARES    VALUE
                                                        (000S)    (000S)
      OTHER - 1.0%
        AIM Tax Free Money Market Fund                   2,968     $2,968
        Dreyfus Tax-Exempt Cash Management Fund            716        716
        Federated Tax Free Trust Money Market Fund
         No. 15                                            591        591
      -------------------------------------------------------------------
      Total Other (cost $4,275)                                     4,275
      -------------------------------------------------------------------
      Total Investments - 99.8% (cost $457,770)                   457,770
         Other Assets less Liabilities - 0.2%                         970
      -------------------------------------------------------------------
      NET ASSETS - 100.0%                                        $458,740

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securites may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of these securities amounted to approximately $1,300,000 or 0.3% of net assets.

 At November 30, 2002, the Municipal Portfolio's investments were diversified as follows:

           INDUSTRY SECTOR                               PERCENTAGE
           Educational Services                                 8.4%
           Electric Services                                   15.5
           Executive, Legislative and General Government       27.5
           General Medical and Surgical                        10.3
           Residential Care                                     5.8
           Other                                               32.5
           ---------------------------------------------------------
           Total                                              100.0%

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2002



The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities per SEC rules.

Amortized cost also represents cost for federal income tax purposes.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.
   EXPLANATION OF ABBREVATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

AMBAC  American Municipal Bond
       Assurance Corp.

AMT    Alternative Minimum Tax

BAN    Bond Anticipation Note

Colld. Collateralized

COP    Certificate of Participation

CP     Commercial Paper

FGIC   Financial Guaranty Insurance
       Corp.

FHLB   Federal Home Loan Bank

FHLMC  Freddie Mac

FNMA   Fannie Mae

FRN    Floating Rate Note

FSA    Financial Security Assurance
       Corp.

GIC    Guaranteed Investment
       Contract

GNMA   Government National
       Mortgage Association

G.O.   General Obligation

Gtd.   Guaranteed

HDA    Housing Development
       Authority

HFA    Housing Finance Authority

IDA    Industrial Development
       Authority

LOC    Letter of Credit

MBIA   Municipal Bond Insurance
       Association

MTN    Medium Term Note

PCR    Pollution Control Revenue

PUTTER Puttable Tax-Exempt Receipts

P-Floats Puttable Floating Rate
         Security

PSF      Permanent School Fund

RAN      Revenue Anticipation Notes

ROC      Reset Option Certificates

SFM      Single Family Mortgage

SLMA     Student Loan Marketing
         Association

Soc Gen  Societe Generale

SGB      Societe Generale Bank

TAN      Tax Anticipation Note

TFA      Transitional Finance
         Authority

TRAN     Tax and Revenue
         Anticipation Note

TRS      Trust Receipts

VRDB     Variable Rate Demand Bond

VRDN     Variable Rate Demand Note

VRN      Variable Rate Notes

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, each with its own investment objective. Northern Trust Investments, Inc. ("NTI") is the investment adviser for all of the Trust's money market portfolios (the "Portfolios"). The Northern Trust Company ("TNTC") is the custodian and transfer agent for the Trust. NTI and PFPC, Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements of five money market Portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio,Tax-Exempt Portfolio and Municipal Portfolio. Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. As of November 30, 2002, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government and Government Select Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt and Municipal Portfolios.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolios are valued at amortized cost, which the investment adviser had determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for TNTC, as agent for the Portfolios, at the Bank of New York and/or JP Morgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for TNTC, as custodian for the Portfolios, at the Federal Reserve Bank.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with TNTC. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The
Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements as of November 30, 2002, as reflected in their accompanying Schedules of Investments.

C) INTEREST INCOME - Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

D) FEDERAL TAXES - It is each Portfolio's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.

For the period subsequent to October 31, 2002 through the fiscal year end, the following Portfolio incurred net capital losses for which the Portfolio intends to treat as having been incurred in the following fiscal year (in thousands):
Government Select -- $1.

At November 30, 2002, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows (in thousands):

                                       NOVEMBER 30,
                            PORTFOLIO      2010
                            -----------------------
                            Tax-Exempt     $16
                            Municipal        1
                            -----------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

MONEY MARKET PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002




At November 30, 2002, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                            UNDISTRIBUTED
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets     $ --    $11,748
                     Government               --      3,111
                     Government Select        --      4,517
                     Tax-Exempt              983         --
                     Municipal               520         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the year ended November 30, 2002, were as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets   $     --  $199,726
                     Government                 --    48,288
                     Government Select          --    78,592
                     Tax-Exempt             10,578       165
                     Municipal               3,620        19
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

E) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares.

Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets.

F) DISTRIBUTIONS - Each Portfolio's net investment income is declared daily as a dividend to shareholders of record on that day. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and distributed at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to TNTC in cash or automatically reinvested in additional shares of the Portfolio. TNTC has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with TNTC, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

3   ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER
    AGREEMENTS
As compensation for services rendered, including the assumption of the expenses related thereto, the investment adviser is entitled to a fee, computed daily and payable monthly, based on a specified percentage of each Portfolio's average daily net assets.

The annualized rate of such fee, effective April 1, 2002, is shown below. The annualized rate prior to April 1, 2002 is also shown below. For the year ended November 30, 2002, the investment advisers voluntarily agreed to waive a portion of the advisory fee as shown in the accompanying Statement of Operations.

                             ADVISORY FEE  ADVISORY FEE  ADVISORY FEE
                               EFFECTIVE     PRIOR TO       AFTER
                             APRIL 1, 2002 APRIL 1, 2002   WAIVER*
          -----------------------------------------------------------
          Diversified Assets     0.25%         0.25%        0.25%
          Government             0.25%         0.25%        0.25%
          Government Select      0.20%         0.25%        0.10%
          Tax-Exempt             0.25%         0.25%        0.25%
          Municipal              0.20%         0.25%        0.10%
          -----------------------------------------------------------

*For periods prior to and after April 1, 2002.

The waivers described above are voluntary and may be waived at any time.

4   ADMINISTRATION AND DISTRIBUTION AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of .10% of each Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including administration fees, but excluding the fees payable to NTI for its duties as adviser and TNTC for its duties as transfer agent for all shares, payments under the service plan for the Portfolios' Service Shares and Premier Shares and certain extraordinary expenses, exceed on an annualized basis .10% of the Portfolio's average daily net assets, the co-administrators reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

Expenses reimbursed during the year ended November 30, 2002 are shown on the accompanying Statements of Operations.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




Northern Funds Distributors, LLC, the distributor for the Portfolios, receives no compensation under its distribution agreement.

5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .25% and .50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

6   BANK LOANS
On December 19, 2002, the Trust entered into a $150,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR funds rate (New York Interbank Offering
Rate).

None of the Portfolios had any borrowings under this agreement during the year ended November 30, 2002.



TAX INFORMATION (UNAUDITED)

During the year ended November 30, 2002, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Municipal Portfolio--99.50%, and Tax-Exempt Portfolio--98.40%.


money market portfolios 48 northern institutional funds annual report

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT AUDITORS
                                                              NOVEMBER 30, 2002


TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios of the Northern Institutional Funds, as of November 30, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2002 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2002, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
January 14, 2003

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- 22 for Northern Institutional Funds and 32 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director, Hawthorne Investors, Inc. (a        .PepsiAmericas (a soft
Age 67                     management advisory services and private investment         drink bottling
Trustee since 1997         company) since 1996;                                        company);
                         . Managing Partner, Hawthorne Investments, L.L.C. (a         .Kmart Corporation (a
                           management advisory services and private investment         retailing company);
                           company) since 2001;                                       .Ryerson Tull, Inc. (a
                         . Chairman and Director of Hussmann International, Inc. (a    metals distribution
                           refrigeration company) from 1998 to 2000;                   company).
                         . Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995; and
                           President from 1992 to 1993;
                         . Chairman, Federal Reserve Bank of Chicago from 1992
                           through 1994; and Deputy Chairman in 1991 and 1995.

Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm Group, Ltd. (a financial  .None
Age 62                     advisor) since 1993;
Trustee since 1994       . Principal and Co-Founder of Paradigm Capital since 1993;
                           Senior Partner of New- Ellis Ventures since 2001;
                         . Member of Advisory Board of Real-Time USA, Inc. (a
                           software development company);
                         . Member of the Board of Managers of The Liberty Hampshire
                           Company, LLC (a receivable securitization company);
                         . Director of University Eldercare, Inc. (an Alzheimer's
                           disease research and treatment company);
                         . Director of Financial Pacific Company (a small business
                           leasing company);
                         . Trustee, Dominican University.

William J. Dolan Jr.     . Partner of Arthur Andersen & Co. S.C. (an accounting       .None
Age 70                     firm) from 1966 to 1989;
Trustee since 2000       . Financial Consultant, Ernst & Young LLP (an accounting
                           firm) from 1992 to 1993 and 1997.

Sharon Gist Gilliam      . Executive Vice President, Unison-Maximus, Inc. (aviation   .None
Age 59                     and governmental consulting);
Trustee since 2001       . Director of Town and Country Utilities, Inc.;
                         . Director of Unison Consulting Group, Inc. until May 1999.

Sandra Polk Guthman      . President and CEO of Polk Bros. Foundation (an Illinois    .MB Financial Corp.
Age 58                     not-for-profit corporation) from 1993 to present.           (a municipal bond
Trustee since 1997                                                                     insurance company)
                                                                                       1999-2000.

Richard P. Strubel       . President, Chief Operating Officer and Director of Unext   .Gildan Activewear,
Age 63                     Inc. (a provider of educational services via the            Inc. (an athletic cloth-
Trustee since 1982         Internet) since 1999;                                       ing marketing and
                         . Director, Cantilever Technologies (a private software       manufacturing
                           company) since 1999;                                        company);
                         . Trustee, The University of Chicago since 1987;             .Goldman Sachs Mu-
                         . Managing Director of Tandem Partners, Inc. (a privately     tual Fund Complex
                           held management services firm) until 1999.                  (69 portfolios).

MONEY MARKET PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2002




  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation (philanthropic            .Coach, Inc.;
Age 66                           organization) from 1997 to 2001;                           .Payless Shoe Source,
Trustee since 2000             . Vice Chairman and Chief Administrative Officer of Sara      Inc. (a retail shoe
                                 Lee Corporation (a consumer product company) from 1994 to   store business);
                                 1997.                                                      .GATX Corporation (a
                                                                                             railroad holding
                                                                                             company);
                                                                                            .Bassett Furniture
                                                                                             Industries, Inc. (a
                                                                                             furniture
                                                                                             manufacturer).

Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of Sidley Austin Brown & Wood.     .None
Age 45
Trustee since 2000

Stephen Timbers/(3)/           . Director, President and Chief Executive Officer of         .USFreightways
Age 58                           Northern Trust Investments, Inc. since 2001;                Corporation.
Trustee since 2000             . President of Northern Trust Global Investments, a
                                 division of Northern Trust Corporation and Executive
                                 Vice President, The Northern Trust Company since 1998;
                               . President, Chief Executive Officer and Director of Zurich
                                 Kemper Investments (a financial services company) from
                                 1996 to 1998;
                               . President, Chief Operating Officer and Director of Kemper
                                 Corporation (a financial services company) from 1992 to
                                 1996;
                               . President and Director of Kemper Funds (a registered
                                 investment company) from 1990 to 1998.


(1)Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2002



OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS
OFFICER                          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Lloyd A. Wennlund                . Senior Vice President and Director of Northern Trust
Age 45                             Investments, Inc. since 2001;
50 South LaSalle Street          . Senior Vice President and other positions at The Northern
Chicago, IL 60675                  Trust Company, President of Northern Trust Securities,
President since 2000               Inc., and Managing Executive, Mutual Funds for Northern
                                   Trust Global Investments since 1989.

Eric K. Schweitzer               . Senior Vice President at Northern Trust Investments, Inc.
Age 41                             since 2001 and Senior Vice President at The Northern
50 South LaSalle Street            Trust Company and Director of Distribution, Product
Chicago, IL 60675                  Management and Client Services in the Mutual Fund Group
Vice President since 2000          of Northern Trust Global Investments since 2000;
                                 . Managing Director of Mutual Funds for US Bancorp from
                                   1997 to 2000.

Brian Ovaert                     . Senior Vice President and Department Head at The Northern
Age 41                             Trust Company overseeing Fund Accounting, Transfer Agent
50 South LaSalle Street            and Fund Administration functions, Division Manager of
Chicago, IL 60675                  Fund Accounting, 1992-1998;
Treasurer since 2002             . Audit Manager at Arthur Andersen LLP (an accounting firm)
                                   prior thereto.

Brian R. Curran                  . Vice President and Director of Fund Administration at
Age 35                             PFPC Inc. since 1997;
4400 Computer Drive              . Director of Fund Administration at State Street Bank &
Westborough, MA 01581              Trust Company from February 1997 to October 1997;
Vice President and               . Senior Auditor at Price Waterhouse LLP (an accounting
Assistant Treasurer since 1999     firm) prior thereto.

Stuart Schuldt                   . Vice President, Fund Administration, The Northern Trust
Age 40                             Company;
50 South LaSalle Street          . Vice President, Fund Accounting, Scudder Kemper (a mutual
Chicago, IL 60675                  fund company), from 1993 to 1998;
Assistant Treasurer since 2002   . Audit Manager, Arthur Andersen & Co. (an accounting firm)
                                   prior thereto.

Jeffrey A. Dalke, Esq.           . Partner in the law firm of Drinker Biddle & Reath LLP
Age 52
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.             . Vice President at PFPC Inc. since 1998;
Age 55                           . Attorney Consultant for Fidelity Management & Research (a
101 Federal Street                 financial service company), Investors Bank & Trust
Boston, MA 02110                   Company (a financial service provider) and First Data
Assistant Secretary since 1999     Investors Services Group, Inc. prior thereto.

Wes L. Ringo                     . Senior Vice President of Northern Trust Investments, Inc.
Age 52                             and Compliance Director of Northern Trust Securities,
50 South LaSalle Street            Inc. since 2001;
Chicago, IL 60675                . Managing Director, Assistant General Counsel and Director
Anti-Money Laundering Compliance   of Regulatory Affairs of U.S. Bancorp Piper Jaffrey from
Officer since 2002                 1996-2001.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

(C) 2003 Northern Institutional Funds
Northern Funds Distributors, LLC, not affiliated with Northern Trust

                                                                 NIF ANR MM 1/03

--------------------------------------------------------------------------------

50 South LaSalle Street                                          ---------------
P.O. 75986                                                          PRESORTED
Chicago, Illinois 60675-5986                                        STANDARD
800/637-1380                                                       U.S. POSTAGE
northernfunds.com/institutional                                        PAID
                                                                 FARMINGDALE, NY
                                                                  PERMIT NO. 225
                                                                 ---------------


[LOGO OF NORTHERN INSTITUTIONAL FUNDS]
Managed by Northern Trust
[LOGO OF NORTHERN TRUST APPEARS HERE]

                                                             November 30, 2002

                                                                 annual report
--------------------------------------------------------------------------------




                                                                      NORTHERN
                                                           INSTITUTIONAL FUNDS
                                                      LIQUID ASSETS PORTFOLIOS
--------------------------------------------------------------------------------






TRUST NORTHERN for investment solutions  [Logo of Northern Institutional Funds]

                                                       Managed by
                            [Logo of Northern Trust]   Northern Trust

                                                               November 30, 2002
       Liquid Assets Portfolio
                                       -----------------------------------------
          Table of Contents              2  PORTFOLIO MANAGEMENT COMMENTARY

                                         3  STATEMENT OF ASSETS AND LIABILITIES

                                         4  STATEMENT OF OPERATIONS

                                         5  STATEMENT OF CHANGES IN NET ASSETS

                                         6  FINANCIAL HIGHLIGHTS

                                         7  SCHEDULE OF INVESTMENTS

                                         9  NOTES TO THE FINANCIAL STATEMENTS

                                        11  REPORT OF INDEPENDENT AUDITORS

                                        12  TRUSTEES AND OFFICERS

-------------------------------------
          NOT FDIC INSURED
-------------------------------------
  May lose value/No bank guarantee
-------------------------------------
The report has been prepared for the
general information of Northern
Institutional Liquid Assets Portfolio
shareholders. It is not authorized
for distribution to prospective
investors unless accompanied or
preceded by a current Northern
Institutional Liquid Assets Portfolio
prospectus, which contains more
complete information about Northern
Institutional Liquid Assets Portfolio
investment policies, management fees
and expenses. Investors are reminded
to read the prospectus carefully
before investing or sending money.

Investments in the Portfolio are not
insured or guaranteed by the FDIC or
any other governmental agency.
Although the Portfolio seeks to
maintain a value of $1.00 per share,
it is possible to lose money by
investing.

Northern Funds Distributors, LLC, not
affiliated with Northern Trust.
                                       -----------------------------------------



            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

PORTFOLIO MANAGEMENT COMMENTARY

Liquid Assets Portfolio -- Jay Sommariva, Portfolio Manager

For its most recent fiscal year ended November 30, 2002, the Liquid Assets Portfolio posted a 1.96 percent total return, compared with the 1.56 percent return of the iMoney Net's First Tier Institutional Category. As of November 30, the Portfolio's 7-day current yield was 1.45 percent.

Similar to 2001, fiscal year 2002 continued to show weakness in many areas of the economy. Corporate profits fell, accounting problems became more prevalent, and the fight against terrorism continued to be the most prominent news headline. However, unlike in 2001, we are beginning to see signs of improvement in both the economic environment and the political situation. Inflation remains restrained, and it is likely that in the near future the government will pass a broad-based tax cut to maintain economic momentum.

During the year, we sought to maintain a slighter longer duration compared with our peer group even as the Porftolio continued to grow in size. The Porfolio was positioned defensively throughout the year, remaining long. This proved advantageous for performance. Throughout the period we invested aggressively in sell-offs in the long end of the market in an attempt to lock in higher yields before the next Treasury rally.

As the employment rate, manufacturing orders, and purchasing patterns continue to exhibit signs of an improving economy, we believe that the Federal Open Market Committee will begin to reverse its previous actions and start to raise interest rates. With this in mind, we will continue to increase Porfolio liquidity levels as maturities come due, investing most of the proceeds in shorter-term securities. When trends become clearer in the coming months, we will selectively purchase longer-dated securities as the yield curve begins to steepen.










Past performance is no guarantee of future results. Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return and yield would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Current 7-day yield is the annualization of net investment income for the 7-day period ending on November 30, 2002. The 7-day yield more closely reflects the current earnings of a Portfolio than the total return.

We compare our Portfolio to the iMoney Net Money Fund Report Averages/TM/, which are composites of professionally managed money market investments with similar investment objectives.

Visit northernfunds.com/institutional for the most recent performance information.



            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 2 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2002

                                                                       LIQUID
Amounts in thousands,                                                  ASSETS
except per share data                                                 PORTFOLIO
-------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                         $532,340
Repurchase agreements, at cost which approximates fair value            242,814
Income receivable                                                           974
Receivable from affiliated administrator                                     15
Prepaid and other assets                                                      8
Total Assets                                                            776,151
-------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                               24
Payable for securities purchased                                          4,145
Distributions payable to shareholders                                       924
Accrued administration fees                                                  60
Accrued registration fees and other liabilities                              32
Total Liabilities                                                         5,185
-------------------------------------------------------------------------------
Net Assets                                                             $770,966
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                          $770,868
Undistributed net investment income                                          98
Net Assets                                                             $770,966
-------------------------------------------------------------------------------
Total Shares Outstanding (no par value), Unlimited Shares
  Authorized:                                                           770,868

Net Asset Value, Redemption and Offering Price Per Share:                 $1.00




See Notes to the Financial Statements.



            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

STATEMENT OF OPERATIONS              FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002

                                                                        LIQUID
                                                                        ASSETS
Amounts in thousands                                                  PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                         $13,491
EXPENSES:
Investment advisory fees                                                  1,658
Administration fees                                                         663
Custody fees                                                                 88
Printing fees                                                                15
Professional fees                                                            45
Trustee fees and expenses                                                    24
Other                                                                        22
-------------------------------------------------------------------------------
Total Expenses                                                            2,515
  Less voluntary waivers of:
    Investment advisory fees                                             (1,658)
    Custody fees                                                            (88)
  Less expenses reimbursed by
    Administrator                                                          (106)
  Net Expenses                                                              663
-------------------------------------------------------------------------------
Net Investment Income                                                    12,828
-------------------------------------------------------------------------------
NET REALIZED GAINS:
Net realized gains on investments                                           103
  Net Gains on Investments                                                  103
-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
  Operations                                                            $12,931



See Notes to the Financial Statements.



            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 4 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

STATEMENT OF CHANGES IN NET ASSETS FOR THE FISCAL YEARS ENDED NOVEMBER 30,



                                                              LIQUID
                                                              ASSETS
                                                            PORTFOLIO
 Amounts in thousands                                   2002          2001 /(2)/
-------------------------------------------------------------------------------
 OPERATIONS:
 Net investment income                                 $12,828           $5,662
 Net realized gains (losses) on
    investments                                            103               (5)
    Net Increase in Net Assets Resulting
    from Operations                                     12,931            5,657
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS: /(1)/
 Shares sold                                         3,623,079        1,593,692
 Shares redeemed                                    (3,469,309)        (976,594)
    Net Increase in Net Assets Resulting
    from Capital Share Transactions                    153,770          617,098
-------------------------------------------------------------------------------
 DISTRIBUTIONS PAID:
 From net investment income                            (12,828)          (5,662)
    Total Distributions Paid                           (12,828)          (5,662)
-------------------------------------------------------------------------------
 Total Increase in Net Assets                          153,873          617,093
 NET ASSETS:
 Beginning of period                                   617,093                -
 End of period                                        $770,966         $617,093
-------------------------------------------------------------------------------
 Accumulated Undistributed Net Investment
    Income                                                 $98              $ -
-------------------------------------------------------------------------------

(1) The number of shares sold and redeemed approximates the dollar amount of transactions.
(2)  Commenced operations on August 15, 2001.



 See Notes to the Financial Statements.


            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

FINANCIAL HIGHLIGHTS               FOR THE FISCAL YEARS ENDED NOVEMBER 30,



                                                       LIQUID
                                                       ASSETS
                                                     PORTFOLIO

 Selected per share data                          2002       2001 /(3)/
-------------------------------------------------------------------------
 Net Asset Value, Beginning of Period              $1.00          $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              0.02           0.01
    Total Income from Investment Operations         0.02           0.01
-------------------------------------------------------------------------
 LESS DISTRIBUTIONS PAID:
    From net investment income                     (0.02)         (0.01)
      Total Distributions Paid                     (0.02)         (0.01)
-------------------------------------------------------------------------
 Net Asset Value, End of Period                    $1.00          $1.00
-------------------------------------------------------------------------
 Total Return /(1)/                                 1.96%          0.90%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of period        $770,966       $617,093
 Ratio to average net assets of: /(2)/
    Expenses, net of waivers and reimbursements     0.10%          0.10%
    Expenses, before waivers and reimbursements     0.38%          0.39%
    Net investment income, net of waivers and
      reimbursements                                1.93%          3.01%
    Net investment income, before waivers and
      reimbursements                                1.65%          2.72%
-------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) For the period August 15, 2001 (commencement of operations) through
    November 30, 2001.


See Notes to the Financial Statements.



            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 6 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS                                        November 30, 2002
  LIQUID ASSETS PORTFOLIO

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 16.3%
-------------------------------------------------------------------------------
Domestic Depository Institutions - 2.0%
  HSBC Bank USA,
    1.78%, 4/22/03                                          $1,000      $1,000
  State Street Bank, Boston,
    1.75%, 12/5/02                                           5,000       5,000
  Wells Fargo Bank, N.A., San Francisco,
    1.73%, 1/21/03                                          10,000      10,000
-------------------------------------------------------------------------------
                                                                        16,000
-------------------------------------------------------------------------------
Foreign Depository Institutions - 14.3%
  Abbey National PLC, Stamford Branch,
    1.31%, 2/12/03                                          20,000      20,000
  Alliance & Leicester Group Treasury PLC,
    1.73%, 1/27/03                                           4,000       4,000
  Banque Nationale de Paris, Paris Branch,
    1.75%, 2/18/03                                           2,000       2,000
    1.62%, 4/7/03                                            3,000       3,000
  Barclays Bank, London Branch,
    1.34%, 1/14/03                                           5,000       5,000
  Bayerische HypoVereinsBank,
  New York Branch,
    1.75%, 12/5/02                                          10,000      10,000
  ING Bank, London Branch,
    1.73%, 12/19/02                                         10,000      10,000
  Lloyds Bank, New York Branch,
    1.70%, 3/6/03                                           10,000      10,000
  Monte Dei Paschi di Siena,
  London Branch,
    1.37%, 1/21/03                                          10,000      10,000
  Rabobank Nederland, New York Branch,
    1.70%, 1/23/03                                          10,000      10,000
  Societe Generale, New York Branch,
  Floating Rate Yankee CD
    1.33%, 12/2/02                                           5,000       4,999
  Societe Generale, New York Branch,
    1.60%, 11/25/03                                          1,000       1,000
  Standard Chartered Bank,
    1.77%, 12/20/02                                          5,000       5,000
  Svenska Handelsbanken, Inc.,
  New York Branch,
    1.70%, 2/18/03                                          10,000      10,008
  UBS AG, Stamford Branch,
    2.40%, 2/18/03                                           5,000       5,000
-------------------------------------------------------------------------------
                                                                       110,007
-------------------------------------------------------------------------------
Total Certificates of Deposit
-------------------------------------------------------------------------------
(Cost $126,007)                                                        126,007

-------------------------------------------------------------------------------
COMMERCIAL PAPER - 21.8%
-------------------------------------------------------------------------------
Auto Receivable - 0.2%
  FCAR1 Owner Trust,
    1.72%, 2/21/03                                           2,000       1,992
-------------------------------------------------------------------------------
Bank Holding Company - 0.4%
  Citicorp,
    1.76%, 12/2/02                                           3,000       3,000
-------------------------------------------------------------------------------
Credit Card Master Trust - 1.7%
  MBNA Credit Card Master Trust,
    1.80%, 12/12/02                                         13,000      12,993


COMMERCIAL PAPER - 21.8% Continued
                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
Electronic and Other Electrical Companies - 1.2%
  General Electric Capital Corp.,
    1.78%, 4/22/03                                           1,000         993
  General Electric International Series A,
    1.60%, 1/30/03                                           8,000       7,979
-------------------------------------------------------------------------------
                                                                         8,972
-------------------------------------------------------------------------------
Multi-Seller Conduits - 12.2%
  Amstel Funding Corp.,
    1.77%, 1/7/03                                            8,000       7,985
    1.82%, 1/22/03                                           1,000         997
    1.76%, 2/3/03                                            2,000       1,994
    1.40%, 2/21/03                                          10,000       9,968
    1.39%, 2/24/03                                           4,000       3,987
  Amsterdam Funding,
    1.33%, 12/10/02                                          5,000       4,998
  Atlantic Asset Securitization Corp.,
    1.74%, 12/13/02                                          5,000       4,997
    1.36%, 12/16/02                                         10,000       9,994
  Charta Corp.,
    1.75%, 12/3/02                                           1,000       1,000
  Edison Asset Securitization,
    1.78%, 1/22/03                                          10,000       9,974
  Jupiter Securitization Corp.,
    1.80%, 12/3/02                                           5,000       5,000
    1.37%, 1/10/03                                           3,000       2,995
  Lexington Parker Capital,
    1.73%, 1/10/03                                           5,000       4,990
    1.35%, 2/5/03                                            2,000       1,995
  Liberty Street Funding Co.,
    1.34%, 12/16/02                                          2,000       1,999
    1.79%, 12/20/02                                          1,000         999
    1.38%, 1/28/03                                           5,000       4,989
  Sheffield Receivables Corp.,
    1.35%, 1/15/03                                           2,000       1,997
  Tulip Funding Corp.,
    1.80%, 1/23/03                                           4,000       3,989
    1.37%, 1/27/03                                           8,000       7,983
  Variable Funding,
    1.72%, 12/5/02                                           1,000       1,000
-------------------------------------------------------------------------------
                                                                        93,830
-------------------------------------------------------------------------------
Nondepository Personal Credit - 0.3%
  American Express Credit Co.,
    1.73%, 2/14/03                                           2,000       1,993
-------------------------------------------------------------------------------
Petroleum Refining and Related - 4.5%
  Koch Industries, Inc.,
    1.40%, 12/2/02                                          35,000      34,999
-------------------------------------------------------------------------------
Single Seller Conduits - 1.3%
  Forrestal Funding Master Trust,
    1.36%, 1/29/03                                           7,000       6,984
  Halogen Capital Co. LLC,
    1.81%, 1/17/03                                           3,000       2,993
-------------------------------------------------------------------------------
                                                                         9,977
-------------------------------------------------------------------------------
Total Commercial Paper
-------------------------------------------------------------------------------
(Cost $167,756)                                                        167,756


                     See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS                                        November 30, 2002
LIQUID ASSETS PORTFOLIO (continued)

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
CORPORATE NOTES/BONDS - 7.3%
-------------------------------------------------------------------------------
Collateralized Loan Obligations - 0.7%
  Syndicated Loan Funding Trust Senior Secured Notes,
  Series 2001-12,
    1.85%, 12/9/02                                          $5,000      $5,000
-------------------------------------------------------------------------------
Domestic Depository Institutions - 1.5%
  Bank One, N.A. Chicago,
    1.70%, 3/26/03                                           2,000       2,000
  Marshall & Ilsley Bank Notes,
    6.15%, 12/2/02                                           2,000       2,000
    5.26%, 12/15/03                                          4,000       4,145
  Wells Fargo Bank, San Francisco,
    1.68%, 4/1/03                                            3,000       3,000
-------------------------------------------------------------------------------
                                                                        11,145
-------------------------------------------------------------------------------
Non-Depository Personal Credit Institutions - 1.9%
  American Express Credit FRN,
    1.33%, 12/16/02                                         10,000       9,995
    1.38%, 12/26/02                                          5,000       5,000
-------------------------------------------------------------------------------
                                                                        14,995
-------------------------------------------------------------------------------
Wholesale Trade/Durable Goods - 3.2%
  International Lease Finance Corp. FRN,
    1.92%, 2/3/03                                           25,000      25,012
-------------------------------------------------------------------------------
Total Corporate Notes/Bonds
-------------------------------------------------------------------------------
(Cost $56,152)                                                          56,152

-------------------------------------------------------------------------------
EURODOLLAR TIME DEPOSITS - 2.8%
-------------------------------------------------------------------------------
  Fortis Bank, Brussels,
  Eurodollar Time Deposit,
    1.42%, 5/27/03                                           2,000       2,000
  HBOS Treasury Services, London,
  Eurodollar Time Deposit,
    1.75%, 12/5/02                                          10,000      10,000
  Unicredito Italiano, London,
  Eurodollar Time Deposit,
    1.75%, 12/6/02                                          10,000      10,000
-------------------------------------------------------------------------------
Total Eurodollar Time Deposits
-------------------------------------------------------------------------------
(Cost $22,000)                                                          22,000

-------------------------------------------------------------------------------
MUNICIPAL INVESTMENT - 0.8%
-------------------------------------------------------------------------------
Electric Services - 0.8%
  Massachusetts State Development Finance Agency,
  Resource Recovery Project 2001C,
    2.90%, 1/1/03                                            6,200       6,200
-------------------------------------------------------------------------------
Total Municipal Investment
-------------------------------------------------------------------------------
(Cost $6,200)                                                            6,200

-------------------------------------------------------------------------------

                                                            NUMBER OF
                                                             SHARES      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
OTHER - 7.8%
-------------------------------------------------------------------------------
  Deutsche Cash Reserves
  Money Market Fund                                         30,000      30,000
  Federated Prime Cash Obligations
  Money Market Fund No. 851                                 30,000      30,000
-------------------------------------------------------------------------------
Total Other
-------------------------------------------------------------------------------
(Cost $60,000)                                                          60,000
-------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 12.2%
-------------------------------------------------------------------------------
Fannie Mae - 4.1%
  FNMA Discount Notes
    1.61%, 3/5/03                                           $5,000      $4,979
    1.60%, 4/15/03                                           5,000       4,970
    2.35%, 5/30/03                                          20,000      19,783
  FNMA Note
    1.75%, 2/15/03                                           1,500       1,500
-------------------------------------------------------------------------------
                                                                        31,232
-------------------------------------------------------------------------------
Federal Home Loan Bank - 6.7%
  FHLB Discount Notes
    1.76%, 1/8/03                                            5,000       4,990
    1.72%, 1/10/03                                           6,000       5,988
    1.75%, 1/17/03                                           8,000       7,982
    1.64%, 1/27/03                                          15,000      14,961
    1.92%, 7/3/03                                            5,000       4,943
  FHLB Notes
    1.85%, 1/7/03                                            2,000       2,000
    1.86%, 1/9/03                                            1,500       1,500
    1.90%, 1/10/03                                           1,500       1,500
    1.83%, 4/3/03                                            7,000       7,000
    1.90%, 4/21/03                                           1,000       1,000
    2.00%, 4/25/03                                             250         250
-------------------------------------------------------------------------------
                                                                        52,114
-------------------------------------------------------------------------------
Freddie Mac - 1.4%
  FHLMC Discount Note
    1.70%, 8/14/03                                          10,000       9,879
  FHLMC Note
    1.75%, 2/12/03                                           1,000       1,000
-------------------------------------------------------------------------------
                                                                        10,879
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $94,225)                                                          94,225

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 31.5%
-------------------------------------------------------------------------------
(Colld. by U.S. Government/Agency Securities)
Joint Repurchase Agreement - 5.6%
  UBS-Warburg LLC, dated 11/29/02,
  repurchase price $42,845
    1.26%, 12/7/02                                          42,814      42,814
-------------------------------------------------------------------------------
(Colld. by U.S. Government/Agency Securities)
Repurchase Agreements - 25.9%
  Lehman Brothers, Inc., dated 11/29/02,
  repurchase price $50,004
    1.37%, 12/2/02                                          50,000      50,000
  Credit Suisse First Boston Corp.,
  dated 11/29/02, repurchase price $150,012
    1.42%, 12/2/02                                         150,000     150,000
-------------------------------------------------------------------------------
                                                                       200,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
-------------------------------------------------------------------------------
(Cost $242,814)                                                        242,814

-------------------------------------------------------------------------------
Total Investments - 100.5%
-------------------------------------------------------------------------------
(Cost $775,154)                                                        775,154

-------------------------------------------------------------------------------
  Liabilities less Other Assets - (0.5%)                                (4,188)
-------------------------------------------------------------------------------
  NET ASSETS - 100.0%                                                 $770,966

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2002



1. ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes twenty-two portfolios, each with its own investment objective. The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high- quality money market instruments. Northern Trust Investments, Inc. ("NTI"), a subsidiary of The Northern Trust Company ("TNTC"), serves as the investment adviser of the Liquid Assets Portfolio. TNTC serves as custodian, and transfer agent to the Trust. In addition, NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators and Northern Funds Distributors, LLC is the Trust's distributor. Presented herein are the financial statements for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for TNTC, as agent for the Portfolio, at the Bank of New York and/or JP Morgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for TNTC, as custodian for the Portfolio, at the Federal Reserve Bank.

The Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with TNTC. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolio and does not collect any additional fees from the Portfolio. The Portfolio has entered into such joint repurchase agreements as of November 30, 2002, as reflected in its accompanying Schedule of Investments.

C) INTEREST INCOME - Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.


D) FEDERAL TAXES - It is the Portfolio's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no provision is made for federal taxes.

At November 30, 2002, the tax component of undistributed net investment income and realized gain, including amount declared but not yet paid for federal income tax purposes, is as follows (in thousands):

Undistributed Ordinary Income *
$1,022

Undistributed Capital Gains
$0

The tax character of distributions paid during the year ended
November 30, 2002 is as follows (in thousands):

Distributions from Ordinary Income *
$11,904

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

E) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses that are not directly attributable to the Portfolio are typically allocated among the portfolios of the Trust in proportion to their relative average net assets.

F) DISTRIBUTIONS - The Porfolio's net investment income is declared daily as a dividend to shareholders of record on that day. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and distributed at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time dur-


            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 LIQUID ASSETS PORTFOLIO

Liquid Assets Portfolio

NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2002



ing the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to TNTC in cash. TNTC has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with TNTC, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for services rendered, including the assumption of the expenses related thereto, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of the Portfolio's daily net assets. Until further notice, the Investment Adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the Investment Adviser for the year ended November 30, 2002, reduced advisory fees as shown on the accompanying Statement of Operations.

As compensation for services rendered, including the assumption of the expenses related thereto, the Custodian and Transfer Agent receive compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, the Investment Adviser has voluntarily agreed to waive all of the Custodian and Transfer Agent fees. The effect of this Custodian and Transfer Agent fee waiver by the Investment Adviser for the year ended November 30, 2002, reduced fees as shown on the accompanying Statement of Operations.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENT
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of .10% of the Portfolio's average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including administration fees, but excluding the fees payable to NTI for its duties as adviser and TNTC for its duties as transfer agent and certain extraordinary expenses, exceed on an annualized basis .10% of the Portfolio's average daily net assets, the co-administrators reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

Expenses reimbursed during the year ended November 30, 2002, are shown on the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, receives no compensation under the placement agency agreement.

5. BANK LOAN
On December 19, 2002, the Trust entered into a $150,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $100,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR (New York Interbank Offering Rate).

The Portfolio had no borrowings under this agreement during the year ended November 30, 2002.


           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 10 LIQUID ASSETS PORTFOLIO

Report of Independent Auditors

TO THE NORTHERN INSTITUTIONAL FUNDS
SHAREHOLDERS AND BOARD OF TRUSTEES:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio of the Northern Institutional Funds as of November 30, 2002, and the related statement of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of the investments owned at November 30, 2002 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Chicago, Illinois
January 14, 2003




           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 LIQUID ASSETS PORTFOLIO

                                     ------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
-------------------------------------------------------------------------------
       TRUSTEES AND OFFICERS                                  NOVEMBER 30, 2002
-------------------------------------------------------------------------------

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- 22 for Northern Institutional Funds and 32 for Northern Funds. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/621-1911.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and Director, Hawthorne Investors, Inc. (a        .PepsiAmericas (a soft
Age 67                     management advisory services and private investment         drink bottling
Trustee since 1997         company) since 1996;                                        company);
                         . Managing Partner, Hawthorne Investments, L.L.C. (a         .Kmart Corporation (a
                           management advisory services and private investment         retailing company);
                           company) since 2001;                                       .Ryerson Tull, Inc. (a
                         . Chairman and Director of Hussmann International, Inc. (a    metals distribution
                           refrigeration company) from 1998 to 2000;                   company).
                         . Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995; and
                           President from 1992 to 1993;
                         . Chairman, Federal Reserve Bank of Chicago from 1992
                           through 1994; and Deputy Chairman in 1991 and 1995.

Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm Group, Ltd. (a financial  .None
Age 62                     advisor) since 1993;
Trustee since 1994       . Principal and Co-Founder of Paradigm Capital since 1993;
                           Senior Partner of New-Ellis Ventures since 2001;
                         . Member of Advisory Board of Real-Time USA, Inc. (a
                           software development company);
                         . Member of the Board of Managers of The Liberty Hampshire
                           Company, LLC (a receivable securitization company);
                         . Director of University Eldercare, Inc. (an Alzheimer's
                           disease research and treatment company);
                         . Director of Financial Pacific Company (a small business
                           leasing company);
                         . Trustee, Dominican University.

William J. Dolan Jr.     . Partner of Arthur Andersen & Co. S.C. (an accounting       .None
Age 70                     firm) from 1966 to 1989;
Trustee since 2000       . Financial Consultant, Ernst & Young LLP (an accounting
                           firm) from 1992 to 1993 and 1997.

Sharon Gist Gilliam      . Executive Vice President, Unison-Maximus, Inc. (aviation   .None
Age 59                     and governmental consulting);
Trustee since 2001       . Director of Town and Country Utilities, Inc.;
                         . Director of Unison Consulting Group, Inc. until May 1999.

Sandra Polk Guthman      . President and CEO of Polk Bros. Foundation (an Illinois    .MB Financial Corp.
Age 58                     not-for-profit corporation) from 1993 to present.           (a municipal bond
Trustee since 1997                                                                     insurance company)
                                                                                       1999-2000.

Richard P. Strubel       . President, Chief Operating Officer and Director of Unext   .Gildan Activewear,
Age 63                     Inc. (a provider of educational services via the            Inc. (an athletic cloth-
                           Internet) since 1999;                                       ing marketing and
Trustee since 1982       . Director, Cantilever Technologies (a private software       manufacturing
                           company) since 1999;                                        company);
                         . Trustee, The University of Chicago since 1987;             .Goldman Sachs Mu-
                         . Managing Director of Tandem Partners, Inc. (a privately     tual Fund Complex
                           held management services firm) until 1999.                  (69 portfolios).


(1)Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 12 LIQUID ASSETS PORTFOLIO

                                     ------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2002



  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                 HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/         . President of Sara Lee Foundation (philanthropic            .Coach, Inc.;
Age 66                           organization) from 1997 to 2001;                           .Payless Shoe Source,
Trustee since 2000             . Vice Chairman and Chief Administrative Officer of Sara      Inc. (a retail shoe
                                 Lee Corporation (a consumer product company) from 1994 to   store business);
                                 1997.                                                      .GATX Corporation (a
                                                                                             railroad holding
                                                                                             company);
                                                                                            .Bassett Furniture
                                                                                             Industries, Inc. (a
                                                                                             furniture
                                                                                             manufacturer).

Mary Jacobs Skinner, Esq./(3)/ . Partner in the law firm of Sidley Austin Brown & Wood.     .None
Age 45
Trustee since 2000

Stephen Timbers/(3)/           . Director, President and Chief Executive Officer of         .USFreightways
Age 58                           Northern Trust Investments, Inc. since 2001;                Corporation.
Trustee since 2000             . President of Northern Trust Global Investments, a
                                 division of Northern Trust Corporation and Executive Vice
                                 President, The Northern Trust Company since 1998;
                               . President, Chief Executive Officer and Director of Zurich
                                 Kemper Investments (a financial services company) from
                                 1996 to 1998;
                               . President, Chief Operating Officer and Director of Kemper
                                 Corporation (a financial services company) from 1992 to
                                 1996;
                               . President and Director of Kemper Funds (a registered
                                 investment company) from 1990 to 1998.


(1)Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and Mr. Timbers because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

     NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 LIQUID ASSETS PORTFOLIO

                                     ------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                              NOVEMBER 30, 2002




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE, POSITIONS
HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS
OFFICER                          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Lloyd A. Wennlund                . Senior Vice President and Director of Northern Trust
Age 45                             Investments, Inc. since 2001;
50 South LaSalle Street          . Senior Vice President and other positions at The Northern
Chicago, IL 60675                  Trust Company, President of Northern Trust Securities,
President since 2000               Inc., and Managing Executive, Mutual Funds for Northern
                                   Trust Global Investments since 1989.

Eric K. Schweitzer               . Senior Vice President at Northern Trust Investments, Inc.
Age 41                             since 2001 and Senior Vice President at The Northern
50 South LaSalle Street            Trust Company and Director of Distribution, Product
Chicago, IL 60675                  Management and Client Services in the Mutual Fund Group
Vice President since 2000          of Northern Trust Global Investments since 2000;
                                 . Managing Director of Mutual Funds for US Bancorp from
                                   1997 to 2000.

Brian Ovaert                     . Senior Vice President and Department Head at The Northern
Age 41                             Trust Company overseeing Fund Accounting, Transfer Agent
50 South LaSalle Street            and Fund Administration functions, Division Manager of
Chicago, IL 60675                  Fund Accounting, 1992-1998;
Treasurer since 2002             . Audit Manager at Arthur Andersen LLP (an accounting firm)
                                   prior thereto.

Brian R. Curran                  . Vice President and Director of Fund Administration at
Age 35                             PFPC Inc. since 1997;
4400 Computer Drive              . Director of Fund Administration at State Street Bank &
Westborough, MA 01581              Trust Company from February 1997 to October 1997;
Vice President and               . Senior Auditor at Price Waterhouse LLP (an accounting
Assistant Treasurer since 1999     firm) prior thereto.

Stuart Schuldt                   . Vice President, Fund Administration, The Northern Trust
Age 40                             Company;
50 South LaSalle Street          . Vice President, Fund Accounting, Scudder Kemper (a mutual
Chicago, IL 60675                  fund company), from 1993 to 1998;
Assistant Treasurer since 2002   . Audit Manager, Arthur Andersen & Co. (an accounting firm)
                                   prior thereto.

Jeffrey A. Dalke, Esq.           . Partner in the law firm of Drinker Biddle & Reath LLP
Age 52
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.             . Vice President at PFPC Inc. since 1998;
Age 55                           . Attorney Consultant for Fidelity Management & Research (a
101 Federal Street                 financial service company), Investors Bank & Trust
Boston, MA 02110                   Company (a financial service provider) and First Data
Assistant Secretary since 1999     Investors Services Group, Inc. prior thereto.

Wes L. Ringo                     . Senior Vice President of Northern Trust Investments, Inc.
Age 52                             and Compliance Director of Northern Trust Securities,
50 South LaSalle Street            Inc. since 2001;
Chicago, IL 60675                . Managing Director, Assistant General Counsel and Director
Anti-Money Laundering Compliance   of Regulatory Affairs of U.S. Bancorp Piper Jaffrey from
Officer since 2002                 1996-2001.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 14 LIQUID ASSETS PORTFOLIO

--------------------------------------------------------------------------------
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Northern Funds Distributors, LLC, not affiliated with Northern Trust.



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                  800/621-1911

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